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                            SUNAMERICA SERIES TRUST


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                               SEMIANNUAL REPORT



                                 JULY 31, 1999




         [POLARIS LOGO]                            [POLARIS PLUS LOGO]


         THIS REPORT IS FOR THE GENERAL INFORMATION OF CONTRACT OWNERS
                     OF THE POLARIS PLUS VARIABLE ANNUITY.
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DEAR INVESTOR:

  We are pleased to present our semiannual report for the SunAmerica Series Trust, one of the underlying trusts for the variable annuities issued by Anchor National Life Insurance Company and First SunAmerica Life Insurance Company. Please keep in mind that while several of the SunAmerica life companies' annuity products have the SunAmerica Series Trust in common as an underlying investment, not all of the Series' portfolios are available in all of the products.

  To give you a better understanding of economic conditions over the six months ended July 31, 1999, and how these conditions affected the financial markets, we have provided comments and a combined perspective from the investment managers who manage the portfolios in your variable annuity (excluding Wellington Management Company, LLP, which manages the portfolios in the Anchor Series Trust, for which you should have received a separate and complete report about one month ago). Also included are performance summaries of each portfolio, as well as insight into some of the strategies used by the portfolio managers in today's market environment.

THE SIX MONTHS IN REVIEW

U.S. Economy

  A broad array of economic forces, both in the United States and overseas, seem to have come together to bring on the economic slowdown people have been expecting for over a year. MFS Investment Management points out that the nation's gross domestic product (GDP) slowed to a 2.3% annual rate in the second quarter -- the slowest growth rate in three years -- marking a major decline from the 4.3% annual rate seen in the first quarter. This slower growth appears to have been caused by higher interest rates, higher oil prices and slower inventory growth, all of which helped dampen the overall economy.

  Despite the slowdown, First American Asset Management asserts that the U.S. economy remains fundamentally sound and shows none of the imbalances that typically precede the end of a business expansion. MFS adds that perhaps the most positive note -- and one that could keep supplying some fuel to the economy -- comes from the consumer, who accounts for two-thirds of U.S. economic activity. Davis Selected Advisers, L.P. concurs, saying that although consumer spending downshifted toward the end of the period, it could help keep the economy moving ahead -- though at a somewhat slower pace -- for the rest of the year.

  In light of the global recovery, the Fed tightened monetary policy in June by slightly raising short-term interest rates in an effort to head off any incipient inflation. Despite this reversal in monetary policy, SunAmerica Asset Management Corp. (SAAMCo) believes that the Fed's action was aimed at extending -- not ending -- the current economic expansion, though further tightening is possible as the global economic recovery continues. Goldman Sachs Asset Management is more assertive, forecasting additional tightening this year and further tightening in 2000.

U.S. Stock Market

  The U.S. stock market experienced a sustained period of high volatility during the reporting period as market leadership shifted back and forth between size and style categories. At the beginning of the period, notes Goldman Sachs, the markets were dominated by a short list of giant growth and technology favorites. This was followed by a sudden broadening of market leadership as global economic strength inspired investors to venture into the discounted segments of the market -- value-oriented, smaller capitalization and economically sensitive industrial stocks. Toward the end of the reporting period, however, the markets once again reasserted their preference for large capitalization growth stocks.

  Looking ahead, MFS believes that the fundamental underpinnings of a reasonably strong market remain. These include not only low inflation and interest rates, but also continuing efforts by corporate America to
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streamline operations, consolidate, and maintain clean balance sheets. Davis
Selected Advisers agrees, and states that there remain many positive forces affecting both the U.S. economy and stock market. Along with the ongoing strength of consumer spending, which has been bolstered by rising real income, lower unemployment, stock market gains, and a relatively low interest rate environment, corporate earnings continue to be robust, partly due to increasing real margins. Such strong fundamentals may ultimately lead to continued long-term equity performance.

  SAAMCo addresses the Year 2000 problem, acknowledging the psychological risk that Y2K continues to have on this market. Although comfortable with corporate America's readiness for the new millennium, SAAMCo is wary of the human response, asserting that Y2K issues are no longer in the hardware but in the human-ware. The recent pullback in the market following the close of the second quarter should be viewed as a positive event -- a buying opportunity in an upward trending market. As investors worry about the direction of the Fed, a weakening dollar and Year 2000 issues, volatility will continue. The underlying fundamentals of the U.S. equity market, however, continue to be favorable.

U.S. Bond Market

  During the two years leading up to this semiannual period, the U.S. economy and capital markets were the primary beneficiaries of the global financial crisis. According to Federated Investors, deflationary forces caused by productive overcapacity in Asia allowed bond yields to decline to levels otherwise inconsistent with the intensity of U.S. domestic economic activity.

  Over the last six months, however, that has changed. Putnam Investments sums it up this way: global economic growth rebounded, earnings improved, and the bond market worried about inflation. Morgan Stanley Asset Management agrees and adds that, while broader economic growth has driven many equity markets to new highs this year, this news has not been positive for bonds. Economic expansion in the U.S. coupled with rising commodity prices have led market participants to speculate that inflation, and therefore bond yields, will pick up.

Global Market

  The outlook for the global economy continued to brighten toward the end of the semiannual period. To keep the world economy from slipping into synchronized recession, central bankers cut interest rates more than 150 times since October. This liquidity fix, observes Federated Investors, had its intended effect: nine months later, international capital markets have revived and tentative evidence of recoveries in the real economies of Asia and Latin America is at hand. Alliance Capital Management L.P. elaborates by noting that a prospective V-shaped recovery in East Asia, better-than-expected growth in Japan and a quick drop in Brazilian interest rates bolstered investor confidence, especially in Europe where it reached near record levels.

  With respect to the world's financial markets, Morgan Stanley Asset Management notes that foreign stock performance was mixed in the first half of 1999. While Japan and Asia showed strong gains, a weak Euro and softening economies held back European stock performance. Emerging market equities were the star performers during the period. Although Brazil was forced to devalue its currency, the move had been widely anticipated and priced into emerging markets. As the situation in Latin America stabilized, emerging market equities began to soar. Alliance Capital adds that bond yields moved higher across the board in industrial countries, but not enough to prevent stock prices from posting additional gains.

  Looking forward, Alliance Capital believes that global growth will strengthen over the next 6 to 12 months but does not expect that this strengthening will be explosive or inflationary. Short-term rates should stay relatively low, providing support for bond and equity prices.

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PORTFOLIO PERFORMANCE SUMMARIES

Cash Management Portfolio (SunAmerica Asset Management Corp.)

  By maintaining our disciplined approach of investing in high quality money market instruments and actively adjusting the portfolio's average maturity, the Cash Management Portfolio's managers were able to produce competitive yields. A 2.2% return was achieved for the six-month period ended July 31, 1999.

Corporate Bond Portfolio (Federated Investors)

  Over the six months ended July 31, 1999, the fixed-income markets experienced significant price declines as interest rates rose across the entire maturity spectrum. The rise in rates was primarily due to stronger economic activity worldwide along with the Fed's well publicized intention -- and eventual action in June -- to hike rates.

  Market jitters over the period also caused the high-quality spread sectors (corporates, mortgages, agencies) to underperform pure U.S. Treasury securities as spread yields experienced larger absolute increases. Thus, while the portfolio performed very well within its peer group, absolute total returns were negative due to higher rates and corporate bond underperformance. For the six months, the portfolio posted a -2.9% return.

Global Bond Portfolio (Goldman Sachs Asset Management International)

  The Global Bond Portfolio returned -2.7% for the period ended July 31, 1999, underperforming the J.P. Morgan Global Government Bond Index return of -1.4%. At July 31, the portfolio had an effective duration of 5.5 years, a gross current yield of 5.04% and an average maturity of 8.3 years. The portfolio's returns are attributable to generally poor performance in the global bond markets as yields continued to rise in most major regions. Notably, the markets ended the reporting period with positive returns from only the Japanese, Australian and New Zealand markets.

High-Yield Bond Portfolio (SunAmerica Asset Management Corp.)

  The High-Yield Bond Portfolio's total return for the semiannual period ended July 31, 1999, was 3.4%, outperforming the Merrill Lynch High-Yield Master Index return of 0.9%. The first three months of the semiannual period were the strongest, as the market continued to rebound from last year's oversold prices. Led by cyclical issues -- and energy in particular -- the high-yield market maintained a good tone into May. However, rising interest rates through May and June coupled with a large volume of new supply led to a reversal in the second half. While this limited total return, the high-yield market, buoyed by high coupon income, has outperformed most other fixed-income market sectors.

  The portfolio remains overweighted in telecommunication and media/cable bonds, and positions in the energy and other cyclical areas have been increased to an even weighting. We continue to find the defensive characteristics of the media/cable sector particularly appealing. While not offering the total return potential of past years, we believe these companies will provide an anchor for the portfolio over the next year.

Worldwide High Income Portfolio (Morgan Stanley Asset Management)

  During the six-month period ended July 31, 1999, the Worldwide High Income Portfolio returned 8.4%, compared to the blended benchmark (50% First Boston High-Yield Index and 50% J.P. Morgan Emerging Markets Bond Index Plus) return of 6.1%. For the first half of the year, the portfolio benefited from an overweighting in Emerging Market Debt (EMD) versus U.S. high yield securities. While both asset classes outperformed U.S. investment grade securities, the high current income of EMD produced a positive 8.3% return for the broad EMD market, with little to no capital appreciation.

  Among our best performers within the U.S. high-yield segment was Nextel Communications, which continues to exhibit very strong operating results and whose stock has risen rapidly. Much of the same can be said for another of our telecommunications companies, RCN. European telecommunications issuers have
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also performed well, as have many issuers in the energy industry, which has benefited from the sharp rise in oil prices.

SunAmerica Balanced Assets Portfolio (SunAmerica Asset Management Corp.)

  The SunAmerica Balanced Assets Portfolio was up 1.5% for the six months ended July 31, 1999, just under its blended benchmark (55% S&P 500, 35% Lehman Brothers Aggregate Index, and 10% Treasury Bills), which gained 1.9%. The Fund continues to benefit from its exposure to the equity market as well as from its sector allocations. The top five equity holdings in the portfolio at the end of July were General Electric, Microsoft, IBM, MCI WorldCom, and EMC.

  Since the end of the second quarter, the summer rally has faded to a summer correction. The signs of excess in the market that have been of concern to many investors -- especially pertaining to the Internet -- are being wrung out. We continue to overweight the financials, energy, and certain areas of technology. Going forward, solid fundamentals, a positive economic outlook and a cooling of speculation all support our contention that the market will resume its upward trend. Volatility will continue as investors worry about interest rates, a weakening dollar, and Y2K.

MFS Total Return Portfolio (MFS Investment Management)

  For the six months ended July 31, 1999, the portfolio provided a total return of 4.0%, compared to the 1.9% return for the blended benchmark of 55% S&P 500, 35% Lehman Brother Aggregate Bond Index, and 10% Treasury bills. In the first three months of 1999, the portfolio was hurt by the continued underperformance of value stocks. Late in March, however, value stocks began to recover, due in part to second-quarter concerns about inflation.

  In February, we began increasing the portfolio's stock allocation to around 60% of assets because we felt that prices of value stocks had become attractive, especially given the large gains in growth stocks over the previous year or so. This increase helped the portfolio when the market began turning toward value stocks in April and May. We have also increased the portfolio's holdings of bonds maturing in less than two years because as interest rates rose, prices of bonds maturing in 10 years or more fell further than prices of shorter-maturity bonds. However, we have not changed the basic makeup of the bond portfolio, keeping approximately 45% of fixed-income assets in investment-grade corporates and 23% in U.S. Treasuries to help limit price volatility.

Asset Allocation Portfolio (Goldman Sachs Asset Management)

  The Asset Allocation Portfolio returned 3.0% during the reporting period, outperforming its blended benchmark of the S&P 500 Index (60%) and the Lehman Brothers Aggregate Index (40%), which returned 1.7%.

  As of July 31, 1999, the portfolio's current allocation was overweighted in stocks with a 64% allocation, underweighted in bonds with a 31% allocation, and held a minimal position in cash with a 5% allocation. Overall portfolio allocation closely matches the allocation at the beginning of the reporting period, which on January 31, 1999, stood at 60% in stocks, 28% in bonds and 12% in cash.

Utility Portfolio (Federated Investors)

  For the six months ended July 31, 1999, the S&P Communications Index returned 5.9%. The S&P Utility Index returned 4.8%, with electric stocks returning -3.1% and natural gas stocks up 24.8%. The Utility Portfolio returned 5.8%, and continues to offer a relatively high dividend yield.

  Telecommunications stocks benefited from surging demand and falling costs. Sprint was our best performer (+23.9%). Natural gas stocks benefited from rising gas prices and continued merger activity. Enron (+30.0%) and Wicor(+47.3%) led our gas holdings, while Illinova was our top electric performer (+37.4%) after agreeing to merge with Dynegy.

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Equity Income Portfolio (First American Asset Management)

  For the semiannual period ended July 31, 1999, the Equity Income Portfolio posted a 4.5% gain, matching the return for the S&P 500 Index.

  A significant overweighting in the outperforming energy sector, and the portfolio's cyclical holdings, have been among the strongest contributors to performance this year. The portfolio also benefited from strong performance in the communications services, energy, consumer cyclical and healthcare sectors. In the communications services sector, Deutsche Telekom and Sprint performed well. Intimate Brands was a particularly good performer in the consumer cyclical sector on strong sales and earnings growth, as well as expansion in the earnings multiple.

  While the S&P 500 healthcare sector underperformed, the portfolio's holdings in Pfizer, Pharmacia & Upjohn, Johnson & Johnson and Merck all outperformed the average. The portfolio's weighting in the technology sector was the most important factor in the quarter's underperformance versus the S&P 500. However, the position was consistent with the portfolio's strategy of emphasizing dividend-paying stocks -- few tech stocks pay dividends.

Equity Index Portfolio (First American Asset Management)

  The Equity Index Portfolio posted a 1.9% return during the six months ended July 31, 1999, underperforming the S&P 500 Index's return of 4.5%.

  While the first half of the period's performance was driven by a select few large cap growth stocks, the second half saw a broadening of the market. Small cap stocks and mid-caps both outperformed the S&P 500 Index, with most of the relative outperformance occurring in April and May. Attractive valuations in the small- and mid-cap stocks, strong fundamentals, favorable relative earnings growth rates and a strong economy were the drivers that tuned investors into these out-of-favor asset classes.

  For the last three months, basic materials, capital goods, communication services and energy stocks were the top-performing sectors in the S&P 500 Index. Healthcare stocks were the worst performers as the market showed concern over the sector's extended valuations.

Growth-Income Portfolio (Alliance Growth Management L.P.)

  The Growth-Income Portfolio achieved returns of 6.9% for the semiannual period, outperforming the S&P 500 at 4.5%. The portfolio benefited from overweighted positions in a number of outperforming industries including oil services, wireless telecommunications, telephones, media, and home products. Stock selection was also positive, with IBM, Noble Drilling, Honeywell, Citigroup, Circuit City Stores, Allied Signal, Solectron, and AT&T Liberty Media contributing meaningfully to performance during the period.

  The portfolio continues to be broadly diversified, with sector exposures and underlying fundamental attributes comparable to those of the S&P 500. The Growth-Income Portfolio held 103 stocks as of July 31, 1999, with the top ten (Microsoft, General Electric, Cisco, Bristol Myers Squibb, Citigroup, IBM, Walmart, Intel, Schering Plough, and Bank America) accounting for 25% of the portfolio's market value.

Federated Value Portfolio (Federated Investors)

  The equity markets provided another solid period of returns for the six-month period with the S&P 500 returning 4.5%. Aided by an improvement in market breadth starting in April, the Federated Value Portfolio returned 6.7%. This rotation in April benefited areas of the market such as cyclicals and smaller capitalization stocks, which have been left behind during the "nifty fifty" market of the last three years.

  The only major strategic change in the portfolio has been to build its financials exposure to an overweighted position, more in line with our value peers. After 18 months of underperformance, this sector looks attractive on our valuation disciplines and seems poised for a recovery.

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Venture Value Portfolio (Davis Selected Advisers, L.P.)

  For the past six months, the Venture Value Portfolio outperformed the S&P 500 Index, with a total return of 8.9% versus the benchmark's 4.5%. This performance was driven by strong returns among the portfolio's top holdings, which are weighted toward large cap, diversified technology and financial companies.

  In particular, Hewlett Packard, American Express, Texas Instruments, IBM, and Citigroup posted returns of approximately 20% or better. Philip Morris, a notable underperformer for the period with a return of -18.8%, languished due to continued concern over legal battles. We will continue to emphasize investments in high quality, fundamentally strong businesses as we believe that such companies provide the best opportunity for long-term growth and preservation of wealth.

"Dogs" of Wall Street Portfolio (SunAmerica Asset Management Corp.)

  For the six months ended July 31, 1999, the "Dogs" of Wall Street Portfolio posted a return of 7.5%, outperforming the S&P 500 Index's 4.5%.

  Following a difficult first quarter in which value investing remained a challenge, the "Dogs" of Wall Street Portfolio enjoyed impressive gains during the second quarter due to a significant increase in market breadth. As the global economic recovery continues to unfold, value investing should benefit as earnings power returns to many undervalued sectors of the market. The "Dogs" of Wall Street is a proven investment strategy that offers greater diversification as a risk-management tool and the potential for strong total return through a combination of capital appreciation and dividend income.

Alliance Growth Portfolio (Alliance Capital Management L.P.)

  The Alliance Growth Portfolio posted a 0.3% return for the six-month period ended July 31, 1999, slightly lagging the Russell 1000 Growth Index at 1.0%. Much of the underperformance was due to a change in leadership during the second quarter from the large capitalization growth stocks (which we typically buy) to the value or economically sensitive issues which have shown lackluster performance for several years.

  At the end of July, Alliance Growth had a weighted average P/E of approximately 35x for 26% projected earnings growth, versus 28x for 6% earnings growth for the S&P 500. Despite absolute valuation concerns, we believe that the best relative investment opportunity is to own companies that provide the strongest relative earnings growth (four times the market's growth rate) for only a 25% premium to the market's valuation. Accordingly, Alliance Growth is concentrated in a number of stocks within the technology, consumer services and financial sectors that exhibit these low P/E-to-growth characteristics. As of the end of July, the top ten holdings were Dell, Nokia, Tyco, Home Depot, Morgan Stanley Dean Witter, MCI Worldcom, Schering Plough, Cisco, Intel, and Associates First Capital.

MFS Growth and Income Portfolio (MFS Investment Management)

  For the six months ended July 31, 1999, the portfolio provided a 2.6% return, below the S&P 500 Index's 4.5%. The underperformance was largely due to a relative underweighting in technology and in cyclicals -- companies whose businesses tend to improve during strong economic cycles.

  Among the portfolio's best-performing sectors has been communications. The largest positions in this sector are telecommunications companies, including Bell Atlantic, MCI WorldCom, SBC Communications, and the long-distance telephone group at Sprint. Sales growth for these companies and for telecommunications companies in general has been very strong. The Internet has driven demand for telecommunications services, and both telecommunications equipment and service companies have performed well as a result.

  Going forward, we will continue to avoid stocks that we feel are the most expensive in relation to their earnings potential, and will not pursue what we feel are short-term market trends. We believe this risk-adjusted approach should provide favorable long-term results.

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Putnam Growth Portfolio (Putnam Investments)

  The Putnam Growth Portfolio earned 1.7%, underperforming the S&P 500 Index, which rose 4.5% for the six months ended July 31, 1999. The portfolio benefited from an overweighting in conglomerates and from strong stock selection in utilities, consumer staples, and communication services. Avoiding stocks of high-priced growth companies experiencing a slowdown in their rate of profit growth also contributed to results. Underweighting economically sensitive, value-oriented basic materials, energy, and capital goods stocks detracted from performance, as did weak performance in the portfolio's healthcare holdings.

  We believe that improving global economic conditions will continue to encourage investors and that the international markets' profit deceleration has come to an end. The investment team is taking advantage of current market conditions to broaden the Putnam Growth Portfolio's holdings while maintaining its growth bias. We have increased our overweighted exposure in technology and consumer staples and reduced our weightings in financial services and consumer cyclicals.

Real Estate Portfolio (Davis Selected Advisers, L.P.)

  The Real Estate Portfolio (+2.8%) edged out its benchmark, the Wilshire Associates REIT Index (+1.5%). Several strong performers among the portfolio's top positions helped it achieve this superior performance. Apartment Investment & Management Company, Premier Parks, and Spieker Properties each posted double-digit returns for the past six months (Premier Parks returned over 22%). This indicates that although the broader market for Real Estate Investment Trusts and operating companies has been out of favor, careful selection of high quality companies can still offer surprisingly strong performance. Portfolio management will continue to buy well-managed real estate companies with sensible capital structures for the portfolio, because of our conviction that such companies will be among the long-term market leaders for this sector.

Small Company Value Portfolio (First American Asset Management)

  The Small Company Value Portfolio gained 5.5% during the six months ended July 31, 1999, compared to a 6.3% return for the Russell 2000 Index.

  After suffering through a difficult first quarter, small cap value stocks were the second quarter's market leaders, outperforming all other domestic equity investment categories. Attractive valuations, strong fundamentals, improved liquidity and ongoing merger and acquisition activity have led to a rally in small cap stocks.

  During the last six months the portfolio increased its energy exposure, anticipating a longer-term uptrend in the group. The portfolio has shifted its technology exposure to two areas of promise: wireless communications infrastructure and semiconductor capital equipment. The portfolio's finance sector exposure is lower than the benchmark's -- appropriate in an environment of rising interest rates and corporate bond underperformance.

MFS Mid-Cap Growth Portfolio (MFS Investment Management)

  From its April 1, 1999, inception through July 31, 1999, MFS Mid-Cap Growth Portfolio provided a total return of 10.9% compared to the Russell 2000 Index's 12.4% return for the same period.

  Until early April, a narrow band of approximately 50 large-company stocks beat the rest of the stock market by a wide margin, partly because investors were seeking less volatility at a time of global market turmoil. That situation has changed over the past couple of months. Apparently tired of paying excessively high prices for a few big companies with relatively slow growth rates, investors have found more attractive prices in mid-cap and small-company stocks.

  The portfolio's relative performance can be largely attributed to strong stock selection in the technology, leisure and healthcare sectors. Gemstar, the portfolio's top leisure holding, contributed significantly to the absolute return, gaining 73% in the quarter. The security continues to benefit from healthy growth and is up 127% year-to-date.

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Aggressive Growth Portfolio (SunAmerica Asset Management Corp.)

  For the six months ended July 31, 1999, the Aggressive Growth Fund returned 4.3% versus the Russell 2000 Index return of 6.3%. The portfolio's small-cap positions were direct beneficiaries of the market's broadening, especially during the spring months. While many of the portfolio's smaller stocks such as GST Telecommunications, Invitrogen, Mobile Mini and Oshkosh Truck exploded on the upside, the portfolio's technology investments suffered a correction after experiencing stellar gains during the first quarter. During this period, we lowered the portfolio's technology weighting and redeployed the assets to increase the oil service position. This position significantly outperformed and helped to offset the volatility suffered in the technology sector.

  With the market close to new highs at the end of July and the continued overhang of the Fed's recent interest rate hike, management is currently maintaining a more defensive position with higher cash and reduced exposure to the more volatile sectors. While the fundamental outlook for the portfolio's equity positions continues to be robust, we will remain more cautious until there is a clearer picture of the inflationary direction within the U.S. economy.

International Growth and Income Portfolio (Putnam Investments)

  For the six months ended July 31, 1999, the International Growth and Income Portfolio gained 17.0% in U.S. dollars versus 7.4% for the MSCI EAFE Index. Strong performers included Nikko Securities, a Japanese financial services company that advanced following dramatic restructuring efforts; Cookson Group, a British industrial products company that gained more than 75% amid a selloff of peripheral businesses; SKF, a Swedish bearings company that surged more than 90% following corporate restructuring; and Elf Acquitaine, a French energy company that advanced following a hostile takeover bid and strong oil prices.

  The outlook for European markets amid increased economic activity, especially in the large German and British economies, is encouraging. Equally encouraging is the fact that European corporations continue to pursue aggressive consolidation in an effort to obtain greater scale and competitiveness while also advancing the interests of shareholders.

Global Equities Portfolio (Alliance Capital Management L.P.)

  For the six months ended July 31, 1999, the Global Equities Portfolio (+4.2%) underperformed the MSCI World Index (+6.0%) by a 1.8% margin. Much of the underperformance came from regional asset allocation. Stock selection made a positive contribution, while currency management detracted from relative performance.

  Asset allocation had a negative effect on returns as a result of the portfolio being underweighted in Japan and the Asia ex-Japan regions during a period when these regions significantly outperformed the broad benchmark. Stock selection made a positive contribution as competitive returns from our holdings in Europe, Japan, and Asia offset modest weakness in the relative performance of our U.S. holdings. Weakness in consumer staples and healthcare offset strong gains for technology and media holdings in the U.S. In the case of the latter two sectors, we owned several stocks that reported disappointing earnings during the period. The sharp declines in their share prices and the relative weightings in those positions were sufficient to offset gains earned elsewhere among our U.S. holdings.

International Diversified Equities Portfolio (Morgan Stanley Asset Management)

  The International Diversified Equities Portfolio's 5.3% return lagged the MSCI EAFE Index's 7.4% for the six months ended July 31, 1999. Portfolio performance was enhanced by overweight allocations in Japan and Singapore, while an underweighting in Finland and overweighting in Spain detracted from results.

  During the period, the portfolio was overweighted in Japan. Although there will be ebbs and flows in the news from Japan, restructuring is the core story and it is occurring. The economy remains fragile, but does appear to be bottoming. The portfolio was overweighted in Singapore, and management moved to

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overweight Hong Kong in August based on the belief that Hong Kong could benefit from China's expected entry into the World Trade Organization and from an orderly renminbi devaluation.

Emerging Markets Portfolio (Putnam Investments)

  For the six months ended July 31, 1999, the Emerging Markets Portfolio surged 34.1% in U.S. dollar terms, although it still underperformed the 38.3% return of the MSCI Emerging Markets Free Index. Stock selection made the largest contribution to performance, though country allocation also added significant value. Selection was particularly advantageous in Korea and Mexico. High exposure in the major markets of Brazil and Mexico, which performed relatively well, and minimal exposure to smaller, underperforming markets, such as Indonesia, contributed to returns.

  Following the dramatic rise of emerging markets in 1999, it is probably time for a pause. We would not be surprised if emerging-markets returns slowed in the near term, especially amid rising interest rates in the U.S. and Y2K concerns. Over the long term, however, we remain bullish on emerging-markets stocks. Economic recovery has taken a firm hold in Asia; Latin America should be the next region to recover, helped in large part by the rebound in oil and copper prices. Firm commodity prices should also help South Africa and Russia, while emerging Europe should benefit from the general improvement in the outlook for European economic growth.

  This concludes the overview and portfolio summaries for the SunAmerica Series Trust. We look forward to making our next report to you in six months, and we appreciate the opportunity to serve your long-term retirement needs.

Sincerely,

/s/ ELI BROAD
Eli Broad
Chairman and Chief Executive Officer
Anchor National Life Insurance Company and
First SunAmerica Life Insurance Company

September 21, 1999
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Investments in stocks and bonds are subject to risk, including stock market and interest rate fluctuations. Investments in non-U.S. stocks and bonds are subject to additional risks, including currency fluctuations, political and social instability, differing securities regulations and accounting standards, and limited public information. High-yield bonds tend to be subject to greater price swings than higher-rated bonds and, of course, payment of interest and principal is not assured. Investments in securities related to gold and other precious metals and minerals are considered speculative and are impacted by a host of worldwide economic, financial, and political factors. Mortgage-backed securities are subject to prepayment, which can result in reinvestment of principal at lower yields. Money market instruments generally offer stability and income, but an investment in these securities is not guaranteed by the U.S. government or any other entity.

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    CASH MANAGEMENT PORTFOLIO  INVESTMENT PORTFOLIO -- JULY 31, 1999 (UNAUDITED)

                                                                                      PRINCIPAL
                                      SHORT-TERM SECURITIES -- 78.1%                   AMOUNT          VALUE
                       -----------------------------------------------------------------------------------------
                       CERTIFICATES OF DEPOSIT -- 2.1%
                       Commerzbank U.S. Finance, Inc. 5.07% due 2/09/00............  $ 5,000,000   $   4,980,769
                       Toronto Dominion 5.05% due 8/13/99..........................    5,000,000       4,999,879
                                                                                                   -------------
                       TOTAL CERTIFICATES OF DEPOSIT (cost $10,000,133)............                    9,980,648
                                                                                                   -------------
                       COMMERCIAL PAPER -- 45.7%
                       Allied Signal, Inc. 5.17% due 8/24/99.......................    5,000,000       4,983,485
                       Allied Signal, Inc. 5.25% due 3/03/00.......................    7,000,000       6,774,052
                       American Home Products Corp. 5.12% due 10/04/99.............    5,000,000       4,951,800
                       American Home Products Corp. 5.38% due 1/27/00..............    5,000,000       4,865,264
                       Apreco, Inc. 4.80% due 8/16/99..............................    5,000,000       4,990,000
                       Apreco, Inc. 5.15% due 9/17/99..............................    5,000,000       4,966,382
                       Apreco, Inc. 5.17% due 10/04/99.............................    5,000,000       4,955,025
                       Atlantis One Funding Corp. 4.86% due 8/26/99................    5,000,000       4,983,125
                       Atlantis One Funding Corp. 4.90% due 9/14/99................    5,000,000       4,970,055
                       Atlantis One Funding Corp. 5.18% due 9/27/99................    5,000,000       4,958,992
                       Central Louisiana Electric Co. 5.10% due 8/20/99............    5,000,000       4,986,542
                       Central Louisiana Electric Co. 5.10% due 8/27/99............    4,950,000       4,931,768
                       Coca-Cola Co. 5.09% due 8/27/99.............................    5,000,000       4,981,619
                       Daimler Benz North America 4.84% due 9/07/99................    5,000,000       4,975,128
                       Dean Foods Co. 5.10% due 8/23/99............................    5,000,000       4,984,417
                       Delaware Funding Corp. 5.15% due 9/14/99....................    5,000,000       4,968,528
                       Edison Asset Securitization 4.83% due 10/15/99..............    5,000,000       4,946,453
                       Edison Asset Securitization 5.18% due 10/01/99..............    5,000,000       4,953,250
                       Electric Data Systems Co. 5.10% due 8/24/99.................    5,000,000       4,983,708
                       Eleven, Inc. 4.90% due 9/01/99..............................    5,000,000       4,978,903
                       Falcon Asset Securitization Corp. 4.87% due 8/20/99.........    5,000,000       4,987,148
                       Falcon Asset Securitization Corp. 5.15% due 8/16/99.........    5,000,000       4,989,271
                       Forrestal Funding Master 5.19% due 10/26/99.................    5,000,000       4,930,750
                       Gap, Inc. 5.10% due 8/30/99.................................    5,000,000       4,979,458
                       Gillette Co. 5.15% due 8/02/99..............................   15,000,000      14,997,854
                       Goldman Sachs Group L.P. 5.14% due 8/20/99..................    5,000,000       4,986,436
                       Govco, Inc. 5.15% due 10/12/99..............................    5,000,000       4,942,100
                       Hitachi America Ltd. 5.08% due 8/27/99......................    5,000,000       4,981,656
                       Ipalco Enterprises, Inc. 4.86% due 8/19/99..................    5,000,000       4,987,850
                       Ipalco Enterprises, Inc. 5.07% due 8/27/99..................    5,000,000       4,981,692
                       Koch Industries 5.10% due 8/02/99...........................   15,000,000      14,997,874
                       Liberty Lighthouse Funding Co. LLC 5.10% due 8/24/99........    5,000,000       4,983,708
                       Moat Funding LLC 5.15% due 9/13/99..........................    5,000,000       4,969,243
                       Moat Funding LLC 5.21% due 9/24/99..........................    5,000,000       4,960,925
                       Nalco Chemical Co. 4.98% due 8/26/99........................   10,000,000       9,965,417
                       Preferred Receivables Funding Corp. 4.88% due 8/25/99.......    7,000,000       6,977,227
                       Scripps (EW) Co. 4.78% due 8/03/99..........................    5,000,000       4,998,672
                       Walt Disney Co. 4.77% due 11/15/99..........................    5,000,000       4,923,291
                                                                                                   -------------
                       TOTAL COMMERCIAL PAPER (cost $217,664,469)..................                  217,629,068
                                                                                                   -------------
                       CORPORATE SHORT-TERM NOTES -- 25.1%
                       American Express Centurion Bank 4.95% due 8/16/99(1)........    5,000,000       4,999,475
                       AT&T Corp. 5.27% due 10/13/99...............................    5,000,000       4,991,509

---------------------

                                                                                      PRINCIPAL
                       SHORT-TERM SECURITIES (CONTINUED)                               AMOUNT          VALUE
                       -----------------------------------------------------------------------------------------
                       CORPORATE SHORT-TERM NOTES (continued)
                       Bank of America NA 5.25% due 8/02/99(1).....................  $ 5,000,000   $   5,000,000
                       Bear Stearns Co., Inc. 5.02% due 1/20/00....................    5,000,000       5,000,000
                       Campbell Soup Co. 4.83% due 4/13/00.........................    3,000,000       2,885,038
                       Caterpillar Financial Services 6.16% due 11/01/99...........    5,270,000       5,277,699
                       Chase Manhattan Corp. 4.96% due 10/20/99(1).................    5,000,000       4,999,278
                       Chase Manhattan Bank USA National 5.07% due 8/25/99.........    5,000,000       4,996,815
                       Chrysler Financial Corp. 9.50% due 12/15/99.................    4,000,000       4,059,305
                       Citicorp 5.48% due 9/17/99..................................    5,000,000       5,000,000
                       FCC National Bank 5.11% due 2/23/00.........................   10,000,000       9,989,869
                       General Motors Acceptance Corp. 5.01% due 8/25/99(1)........    5,000,000       4,997,281
                       Goldman Sachs Group L.P. 5.08% due 8/12/99(1)...............    2,000,000       2,000,000
                       Goldman Sachs Group L.P. 5.38% due 10/26/99(1)..............    2,000,000       2,000,000
                       Liberty Lighthouse United States Capital Co. 5.16% due
                         8/16/99...................................................    5,000,000       4,999,883
                       Liberty Lighthouse United States Capital Co. 5.14% due
                         9/17/99(1)................................................    2,000,000       1,999,996
                       Merrill Lynch & Co., Inc. 5.11% due 8/23/99(1)..............    3,000,000       2,998,680
                       Merrill Lynch & Co., Inc. 5.27% due 8/02/99(1)..............    5,000,000       5,000,000
                       Morgan (J.P.) & Co., Inc. 5.13% due 8/06/99.................    5,000,000       4,997,786
                       Northern Rock PLC 5.12% due 9/14/99(1)......................    5,000,000       5,001,465
                       Philip Morris Cos., Inc. 6.15% due 9/15/99(1)...............   10,500,000      10,526,706
                       Portland General Electric Co. 6.63% due 8/31/99.............    3,000,000       3,002,159
                       Robobank Nederland NV 5.32% due 3/03/00.....................    5,000,000       4,985,565
                       Sigma Finance Corp. 5.42% due 5/14/00.......................    5,000,000       5,000,000
                       Southtrust Bank NA Birmingham 5.20% due 8/02/99(1)..........    5,000,000       5,000,000
                                                                                                   -------------
                       TOTAL CORPORATE SHORT-TERM NOTES (cost $119,810,129)........                  119,708,509
                                                                                                   -------------
                       FEDERAL AGENCY OBLIGATIONS -- 1.7%
                       Federal National Mortgage Association 4.92% due 8/05/99.....    2,965,000       2,963,379
                       Federal National Mortgage Association 6.00% due 8/19/99.....    5,000,000       5,002,204
                                                                                                   -------------
                       TOTAL FEDERAL AGENCY OBLIGATIONS (cost $7,965,583)..........                    7,965,583
                                                                                                   -------------
                       MUNICIPAL BONDS -- 3.5%
                       Illinois Student Assistance Corp., Series B 5.14% due
                         8/04/99(1)................................................    4,000,000       4,000,000
                       Illinois Student Assistance Corp., Series D 5.14% due
                         8/04/99(1)................................................    3,000,000       3,000,000
                       New Hampshire State Industrial Development Authority 4.95%
                         due 8/12/99...............................................    5,000,000       5,000,000
                       Texas State General Obligation 5.12% due 8/04/99(1).........    4,445,000       4,445,000
                                                                                                   -------------
                       TOTAL MUNICIPAL BONDS (cost $16,445,000)....................                   16,445,000
                                                                                                   -------------
                       TOTAL SHORT-TERM SECURITIES (cost $371,885,314).............                  371,728,808
                                                                                                   -------------

                                      REPURCHASE AGREEMENTS -- 14.6%
                       -----------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENTS -- 14.6%
                       PaineWebber, Inc. Joint Repurchase Agreement Account (Note
                         3)........................................................   50,000,000      50,000,000
                       State Street Bank & Trust Co. Joint Repurchase Agreement
                         Account (Note 3)..........................................   19,390,000      19,390,000
                                                                                                   -------------
                       TOTAL REPURCHASE AGREEMENTS (cost $69,390,000)..............                   69,390,000
                                                                                                   -------------
                       TOTAL INVESTMENTS --
                         (cost $441,275,314)                           92.7%                         441,118,808
                       Other assets less liabilities --                 7.3                           34,690,557
                                                                     ------                        -------------
                       NET ASSETS --                                  100.0%                       $ 475,809,365
                                                                     ======                        =============

              -----------------------------

              (1) Variable rate security; date shown reflects next reset date;
                  rate as of July 31, 1999

              See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    CORPORATE BOND PORTFOLIO               INVESTMENT PORTFOLIO -- JULY 31, 1999
                                                                     (UNAUDITED)

                                                                                     PRINCIPAL
                       BONDS & NOTES -- 92.5%                                          AMOUNT         VALUE
                       ----------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 7.2%

                       Apparel & Textiles -- 0.5%
                       Collins & Aikman Floorcoverings, Inc. 10.00% 2007...........  $   50,000   $      50,312
                       Collins & Aikman Products Co. 11.50% 2006...................     150,000         151,125
                       GFSI, Inc., Series B 9.63% 2007.............................     100,000          87,625
                       Pillowtex Corp., Series B 9.00% 2007........................      75,000          67,500
                       Pillowtex Corp. 10.00% 2006.................................     175,000         166,250
                       Reliance Industries Ltd. 8.25% 2027*........................     500,000         444,390

                       Automotive -- 2.1%
                       Aftermarket Technology Corp., Series B 12.00% 2004..........     150,000         157,312
                       American Axle & Manufacturing, Inc. 9.75% 2009..............     175,000         176,969
                       Avis Rent A Car, Inc. 11.00% 2009*..........................     100,000         102,500
                       Dana Corp. 6.25% 2004.......................................   1,150,000       1,118,582
                       Dana Corp. 7.00% 2028.......................................     800,000         729,280
                       Meritor Automotive, Inc. 6.80% 2009.........................   1,250,000       1,173,437
                       Nationsrent, Inc. 10.38% 2008...............................     125,000         125,938
                       Oxford Automotive, Inc., Series D 10.13% 2007...............     200,000         200,000

                       Housing -- 0.4%
                       American Builders & Contractors Supply Co., Inc., Series B
                         10.63% 2007...............................................      75,000          70,687
                       Building Materials Corp. of America 8.63% 2006..............     100,000          98,000
                       Falcon Building Products, Inc. zero coupon 2007(1)..........     400,000         274,000
                       Formica Corp. 10.88% 2009*..................................     175,000         170,844
                       Juno Lighting, Inc. 11.88% 2009*............................      50,000          51,125
                       Sleepmaster LLC 11.00% 2009*................................      50,000          50,063
                       United Industries Corp. 9.88% 2009*.........................      75,000          69,375

                       Retail -- 4.2%
                       Boyds Collection Ltd. 9.00% 2008*...........................      89,000          87,220
                       Dayton Hudson Corp. 10.00% 2000.............................   1,000,000       1,048,490
                       Harcourt General, Inc. 7.20% 2027...........................   1,370,000       1,200,627
                       Jitney Jungle Stores of America, Inc. 10.38% 2007...........     125,000          50,000
                       KMart Corp. 8.54% 2015......................................   1,416,385       1,487,205
                       Leslies Poolmart, Inc. 10.38% 2004..........................      50,000          51,312
                       Sealy Mattress Co., Series B zero coupon 2007(1)............     250,000         167,500
                       Sears Roebuck & Co. 10.00% 2012.............................   1,000,000       1,209,230
                       ShopKo Stores, Inc. 8.50% 2002..............................     450,000         461,614
                       ShopKo Stores, Inc. 9.25% 2022..............................   1,300,000       1,437,397
                       True Temper Sports, Inc. 10.88% 2008*.......................      75,000          63,844
                       U.S. Office Products Co. 9.75% 2008.........................     225,000         127,125
                                                                                                  -------------
                                                                                                     12,926,878
                                                                                                  -------------
                       CONSUMER STAPLES -- 2.3%

                       Food, Beverage & Tobacco  -- 1.4%
                       Agrilink Foods, Inc. 11.88% 2008............................     175,000         180,469
                       Ameriserve Food Distribution, Inc. 8.88% 2006...............      50,000          43,250
                       Ameriserve Food Distribution, Inc. 10.13% 2007..............     250,000         200,000
                       Aurora Foods, Inc., Series B 9.88% 2007.....................      50,000          51,875
                       Carrols Corp. 9.50% 2008*...................................     150,000         142,687
                       Dimon, Inc. 8.88% 2006......................................      75,000          68,079

---------------------

                                                                                     PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                       AMOUNT         VALUE
                       ----------------------------------------------------------------------------------------
                       CONSUMER STAPLES (continued)
                       Food, Beverage & Tobacco (continued)
                       Dominos, Inc. 10.38% 2009*..................................  $  200,000   $     202,500
                       Eagle Family Foods, Inc., Series B 8.75% 2008...............     250,000         219,062
                       International Home Foods, Inc. 10.38% 2006..................     100,000         106,750
                       National Wine and Spirits 10.13% 2009*......................     200,000         206,250
                       Nebco Evans Holding Co. zero coupon 2007(1).................     125,000          53,594
                       Philip Morris Cos., Inc. 7.75% 2027.........................   1,000,000         984,650

                       Household Products -- 0.9%
                       Fort James Corp. 6.23% 2001.................................     600,000         594,294
                       NBTY, Inc., Series B 8.63% 2007.............................     100,000          84,875
                       Playtex Family Products Corp. 9.00% 2003....................     200,000         203,000
                       Polymer Group, Inc., Series B 8.75% 2008....................     150,000         145,125
                       Polymer Group, Inc., Series B 9.00% 2007....................     200,000         195,500
                       Revlon Consumer Products Corp. 8.63% 2008...................     400,000         336,000
                                                                                                  -------------
                                                                                                      4,017,960
                                                                                                  -------------
                       ENERGY  -- 3.9%

                       Energy Services -- 1.2%
                       Baker Hughes, Inc. 6.25% 2009*..............................   1,000,000         941,630
                       Chiles Offshore LLC 10.00% 2008.............................     125,000         105,000
                       Coastal Corp. 9.75% 2003....................................     250,000         274,545
                       Continental Resources, Inc. 10.25% 2008.....................     125,000          93,281
                       Dailey International, Inc. 9.50% 2008(2)....................     150,000          97,500
                       Enersis SA 7.40% 2016.......................................     600,000         494,508
                       ISG Resources, Inc. 10.00% 2008.............................      50,000          50,813
                       Pride Petroleum Services, Inc. 9.38% 2007...................     175,000         173,250

                       Energy Sources -- 2.7%
                       Edison Mission Holdings Co. 8.73% 2026*.....................   1,200,000       1,171,668
                       Forcenergy, Inc. 8.50% 2007(2)..............................     100,000          77,000
                       Houston Exploration Co. 8.63% 2008..........................     125,000         121,719
                       Husky Oil Ltd. 7.13% 2006...................................   1,000,000         930,410
                       Nuevo Energy Co., Series B 8.88% 2008.......................     100,000          96,500
                       Occidental Petroleum Corp. 8.50% 2004.......................     450,000         451,300
                       Sun Co., Inc. 9.00% 2024....................................   1,750,000       1,931,650
                                                                                                  -------------
                                                                                                      7,010,774
                                                                                                  -------------
                       FINANCE -- 23.3%

                       Banks -- 3.8%
                       ABN Amro Holdings NV 7.30% 2026.............................     500,000         456,360
                       City National Bank California 6.38% 2008....................   1,000,000         924,200
                       Continental Bank NA 12.50% 2001(3)..........................     300,000         327,057
                       Corporacion Andina de Fomento 7.25% 2007....................     750,000         717,690
                       Den Danske Bank 7.25% 2005*.................................     275,000         273,383
                       Den Danske Bank 7.40% 2007*.................................     500,000         504,105
                       Firstbank Puerto Rico 7.63% 2005............................     750,000         704,818
                       National Bank of Canada 8.13% 2004..........................     750,000         786,195
                       Republic New York Corp. 7.75% 2009..........................   1,225,000       1,242,640
                       Security Pacific Corp. 11.50% 2000..........................     275,000         292,229
                       Swedbank 7.50% 2049.........................................     500,000         476,945

                       Financial Services -- 15.5%
                       125 Home Loan Owner Trust, Class B 9.26% 2029(4)............   1,250,000       1,092,969
                       Allmerica Financial Corp. 7.63% 2025........................     500,000         479,560
                       Amvescap PLC 6.60% 2005.....................................   1,000,000         910,680
                       Arvin Capital I 9.50% 2027..................................   1,000,000       1,018,230
                       Barclays North American Capital Corp. 9.75% 2021............   1,000,000       1,085,450
                       Capital One Financial Corp. 7.13% 2008......................     300,000         285,105

                                                           ---------------------

                                                                                     PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                       AMOUNT         VALUE
                       ----------------------------------------------------------------------------------------
                       FINANCE (continued)
                       Financial Services (continued)
                       Chevy Chase Auto Receivables 5.80% 2002.....................  $   15,447   $      15,437
                       CNA Financial Corp. 6.95% 2018..............................     500,000         460,725
                       Continental Global Group, Inc., Series B 11.00% 2007........     150,000         128,438
                       Delphi Financial Group, Inc. 8.00% 2003.....................   1,000,000       1,010,670
                       Delphi Funding LLC, Series A 9.31% 2027.....................     800,000         783,816
                       Donaldson Lufkin & Jenrette, Inc. 5.88% 2002................   1,000,000         977,740
                       Donaldson Lufkin & Jenrette, Inc. 6.88% 2005................   1,000,000         975,310
                       Farmer Corp. 7.57% 2029*....................................   2,200,000       2,165,856
                       Fertinitro Finance, Inc. 8.29% 2020*........................   1,005,000         692,807
                       Florida Panthers Holdings, Inc. 9.88% 2009*.................     225,000         216,563
                       Ford Capital BV 9.38% 2001..................................     600,000         628,476
                       Ford Capital BV 9.50% 2001..................................     200,000         210,558
                       Ford Motor Credit Co. 6.88% 2001............................     550,000         554,125
                       General Motors Acceptance Corp. 5.63% 2001..................     300,000         298,065
                       General Motors Corp. 9.45% 2011.............................     250,000         294,662
                       Green Tree Financial Corp., Series 1999-A, Class B2A 7.44%
                         2029(4)...................................................     416,378         416,378
                       Green Tree Financial Corp. 10.25% 2002......................     970,000       1,015,396
                       GS Escrow Corp. 7.13% 2005..................................     500,000         473,375
                       Lehman Brothers Holdings, Inc. 6.63% 2006...................   1,000,000         948,190
                       Lehman Brothers Holdings, Inc. 7.00% 2003...................     450,000         446,562
                       Lehman Brothers, Inc. 7.38% 2007............................   1,250,000       1,230,262
                       Merita Bank PLC 6.50% 2009..................................   1,700,000       1,578,178
                       Merrill Lynch & Co., Inc. 5.50% 2029(4).....................     521,650         501,765
                       Merrill Lynch & Co., Inc. 6.00% 2009........................   1,250,000       1,137,062
                       National Rural Utilities Cooperative Finance Corp. 5.50%
                         2005......................................................     250,000         233,155
                       National Rural Utilities Cooperative Finance Corp. 5.75%
                         2008......................................................   1,250,000       1,148,075
                       Reinsurance Group America, Inc. 7.25% 2006*.................     500,000         492,475
                       Resolution Funding Corp. zero coupon 2021...................     640,000         157,446
                       Salomon, Inc. 7.20% 2004....................................     525,000         534,508
                       Santander Finance Issuances 7.25% 2015......................   1,000,000         940,950
                       Sun Communities Operating LP 6.77% 2005.....................     900,000         846,135
                       Susa Partnership LP 7.50% 2027..............................   1,050,000         884,656
                       Susa Partnership LP 8.20% 2017..............................     250,000         237,240
                       Tanger Properties Ltd. 8.75% 2001...........................      85,000          86,234

                       Insurance -- 4.0%
                       Conseco, Inc. 6.40% 2003....................................     500,000         475,440
                       Conseco, Inc. 10.50% 2004...................................     750,000         815,985
                       Equitable Life Assurance Society USA 7.70% 2015*............   1,000,000       1,023,010
                       Geico Corp. 9.15% 2021......................................     500,000         546,335
                       Life Re Capital Trust I 8.72% 2027*.........................   1,000,000       1,013,130
                       Marsh & McLennan Cos., Inc. 7.13% 2009......................   1,250,000       1,242,787
                       Provident Financing Trust, Inc. 7.41% 2038..................     350,000         326,662
                       Union Central Life Insurance 8.20% 2026*....................   1,000,000       1,014,870
                       USF&G Capital II 8.47% 2027.................................     500,000         483,110
                       USF&G Capital III 8.31% 2046*...............................     250,000         254,503
                                                                                                  -------------
                                                                                                     41,494,738
                                                                                                  -------------
                       HEALTHCARE -- 1.4%

                       Health Services -- 1.1%
                       Columbia/HCA Healthcare Corp. 6.91% 2005....................     300,000         272,211
                       Everest Healthcare Services Corp. 9.75% 2008................      75,000          75,938
                       Genesis Health Ventures, Inc. 9.88% 2009....................     200,000         150,000
                       Hudson Respiratory Care, Inc.. 9.13% 2008...................     125,000         103,750
                       Tenet Healthcare Corp. 8.00% 2005...........................     450,000         433,125
                       Tenet Healthcare Corp. 8.13% 2008*..........................     800,000         749,976
                       Triad Hospitals Holdings, Inc. 11.00% 2009*.................      50,000          50,875

---------------------

                                                                                     PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                       AMOUNT         VALUE
                       ----------------------------------------------------------------------------------------
                       HEALTHCARE -- (continued)
                       Medical Products -- 0.2%
                       Conmed Corp. 9.00% 2008.....................................  $  150,000   $     149,812
                       Hanger Orthopedic Group, Inc. 11.25% 2009...................     100,000         101,875
                       Kinetic Concepts, Inc. 9.63% 2007...........................     175,000         159,469

                       Medical Products & Services -- 0.1%
                       Dade International, Inc. 11.13% 2006........................     200,000         212,000
                                                                                                  -------------
                                                                                                      2,459,031
                                                                                                  -------------
                       INDUSTRIAL & COMMERCIAL -- 6.3%

                       Aerospace & Military Technology -- 0.5%
                       Eagle-Picher Industries, Inc. 9.38% 2008....................     200,000         194,250
                       Raytheon Co. 6.15% 2008.....................................     500,000         465,895
                       Raytheon Co. 7.00% 2028.....................................     200,000         184,726

                       Business Services -- 3.9%
                       Albecca, Inc. 10.75% 2008...................................     200,000         161,500
                       Allied Waste North America, Inc. 10.00% 2009................     450,000         447,750
                       Allied Waste North America, Inc., Series B 7.63% 2006.......     500,000         463,750
                       Coinmach Corp. 11.75% 2005..................................      50,000          54,313
                       Condor Systems, Inc. 11.88% 2009*...........................      50,000          48,188
                       Dialog Corp. PLC, Series A 11.00% 2007......................      75,000          69,469
                       Glenoit Corp. 11.00% 2007...................................      50,000          41,875
                       Hertz Corp. 7.00% 2028......................................   1,280,000       1,165,952
                       Holt Group, Inc. 9.75% 2006*................................     100,000          69,750
                       Neenah Corp., Series B 11.13% 2007..........................     150,000         149,250
                       Neenah Corp., Series F 11.13% 2007..........................      75,000          74,625
                       Packaging Corp of America 9.63% 2009*.......................      75,000          75,938
                       Service Corp. International 6.50% 2008......................     550,000         505,934
                       SMFC Trust 7.76% 2025(4)....................................     241,595         205,356
                       Tekni-Plex, Inc., Series B 9.25% 2008.......................     125,000         123,750
                       Tele1 Europe BV 13.00% 2009.................................      50,000          53,000
                       United Rentals, Inc. 9.00% 2009.............................     150,000         146,813
                       United Rentals, Inc. 9.25% 2009.............................     250,000         246,562
                       United Stationers Supply Co. 12.75% 2005....................      33,000          36,506
                       URS Corp. 12.25% 2009*......................................     125,000         127,031
                       USA Waste Service, Inc. 7.13% 2007..........................     750,000         724,012
                       USA Waste Services, Inc. 6.13% 2001.........................     650,000         643,253
                       Volume Services America, Inc. 11.25% 2009*..................     100,000         116,375
                       Waste Management, Inc. 8.75% 2018...........................     850,000         897,311
                       WESCO Distribution, Inc., Series B 9.13% 2008...............     250,000         245,312
                       Ziff-Davis, Inc. 8.50% 2008.................................     100,000          95,000

                       Electronics -- 0.2%
                       Amphenol Corp. 9.88% 2007...................................     150,000         155,250
                       Fairchild Semiconductor Corp. 10.38% 2007*..................     125,000         122,813

                       Machinery -- 0.6%
                       Accuride Corp., Series B 9.25% 2008.........................     100,000          98,000
                       Alvey Systems, Inc. 11.38% 2003.............................      69,000          71,070
                       Clark Material Handling Co. 10.75% 2006.....................     100,000          85,625
                       Fairchild Corp. 10.75% 2009*................................     125,000         122,656
                       JL French Auto Casting 11.50% 2009*.........................     125,000         127,344
                       Lear Corp. 8.11% 2009*......................................     250,000         247,170
                       Lear Corp. 9.50% 2006.......................................      50,000          51,375
                       National Equipment Services, Inc. 10.00% 2004...............     200,000         202,312
                       Wec Co., Inc. 12.00% 2009...................................     100,000          96,500

                                                           ---------------------

                                                                                     PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                       AMOUNT         VALUE
                       ----------------------------------------------------------------------------------------
                       INDUSTRIAL & COMMERCIAL (continued)
                       Metals: Steel -- 0.1%
                       Simmons Co. 10.25% 2009*....................................  $  100,000   $     101,875

                       Multi-Industry -- 0.4%
                       Fisher Scientific International, Inc 9.00% 2008.............     350,000         332,500
                       Hexcel Corp. 9.75% 2009.....................................      75,000          74,906
                       SCG Holding & Semiconductor Co. 12.00% 2009.................     150,000         151,500
                       Triarc Consumer Products Group 10.25% 2009*.................     200,000         194,000

                       Transportation -- 0.6%
                       Allied Holdings, Inc. 8.63% 2007............................     100,000          97,250
                       Ameritruck Distribution Corp. 12.25% 2005(2)................     100,000           6,000
                       Gearbulk Holdings Ltd. 11.25% 2004..........................     175,000         178,500
                       HDA Parts Systems, Inc.. 12.00% 2005*.......................      50,000          50,313
                       Johnstown America Industries, Inc. 11.75% 2005..............     100,000         104,875
                       Railworks Corp. 11.50% 2009*................................     100,000          99,375
                       Stena AB 8.75% 2007.........................................     200,000         185,000
                       Stena AB 10.50% 2005........................................     100,000         100,375
                       Stena Line AB 10.63% 2008...................................     100,000          75,000
                       Transportation Manufacturing Operations, Inc. 11.25% 2009...     200,000         199,000
                                                                                                  -------------
                                                                                                     11,164,030
                                                                                                  -------------
                       INFORMATION & ENTERTAINMENT -- 9.7%

                       Broadcasting & Media -- 8.3%
                       Acme Televison LLC, Series B zero coupon 2004(1)............     200,000         165,750
                       Big City Radio, Inc. zero coupon 2005(1)....................     200,000         142,750
                       CF Cable TV, Inc. 9.13% 2007................................     500,000         525,070
                       Chancellor Media Corp., Series B 8.75% 2007.................      50,000          49,250
                       Chancellor Media Corp. 9.00% 2008...........................     150,000         150,000
                       Chancellor Media Corp. 9.38% 2004...........................     100,000         101,500
                       Chancellor Media Corp., Series B 10.50% 2007................     100,000         108,625
                       Chancellor Media Corp., Series B 8.13% 2007.................     500,000         487,500
                       Charter Commerce Holdings LLC zero coupon 2011*(1)..........     375,000         227,812
                       Comcast Cable Communications Corp. 8.50% 2027...............     500,000         542,120
                       Continental Cablevision, Inc. 9.50% 2013....................   1,950,000       2,167,093
                       Cox Communications, Inc. 6.69% 2004.........................     250,000         241,860
                       CSC Holdings, Inc. 9.25% 2005...............................     325,000         339,625
                       CSC Holdings, Inc. 9.88% 2006...............................     100,000         107,000
                       Cumulus Media, Inc. 10.38% 2008.............................      75,000          79,313
                       Diamond Cable PLC zero coupon 2007(1).......................     150,000         121,500
                       Diamond Holdings PLC 9.13% 2008.............................     100,000         100,750
                       Echostar DBS Corp. 9.38% 2009*..............................     450,000         455,625
                       Fox/Liberty Networks LLC zero coupon 2007(1)................     250,000         198,125
                       Fox/Liberty Networks LLC 8.88% 2007.........................     100,000         104,000
                       Garden State Newspapers, Inc., Series B 8.75% 2009..........      50,000          47,313
                       Hollinger International Publishing, Inc. 9.25% 2007.........     125,000         127,813
                       International CableTel., Inc. zero coupon 2006(1)...........     250,000         224,688
                       Lamar Advertising Co. 8.63% 2007............................     150,000         145,875
                       Loews Cineplex Entertainment Corp. 8.88% 2008...............     250,000         231,250
                       Millicom International Cellular SA zero coupon 2006(1)......     300,000         221,250
                       News America Holdings, Inc. 7.90% 2095......................     450,000         413,374
                       News America Holdings, Inc. 8.00% 2016......................     650,000         646,971
                       News America Holdings, Inc. 10.13% 2012.....................     500,000         558,950
                       Outdoor Systems, Inc. 8.88% 2007............................     200,000         208,000
                       Paramount Communications, Inc. 8.25% 2022...................   1,400,000       1,416,002
                       Pegasus Communications Corp. 9.63% 2005.....................     100,000          98,250
                       Pegasus Communications Corp. 9.75% 2006.....................     150,000         150,375
                       RCN Corp., Series B zero coupon 2007(1).....................     200,000         132,000

---------------------

                                                                                     PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                       AMOUNT         VALUE
                       ----------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT (continued)
                       Broadcasting & Media (continued)
                       Regal Cinemas, Inc. 9.50% 2008..............................  $  400,000   $     360,000
                       Rogers Cablesystems Ltd. 10.00% 2007........................     100,000         107,000
                       Rogers Cablesystems Ltd., Series B 10.00% 2005..............     225,000         241,312
                       Rogers Communications, Inc. 8.88% 2007......................     100,000         100,750
                       SFX Broadcasting, Inc., Series B 10.75% 2006................      33,000          35,888
                       Sinclair Broadcast Group, Inc. 8.75% 2007...................     250,000         246,250
                       Sinclair Broadcast Group, Inc. 9.00% 2007...................     225,000         222,187
                       Sinclair Broadcast Group, Inc. 10.00% 2005..................      50,000          51,250
                       Telewest Communications zero coupon 2009*(1)................     125,000          79,219
                       Telewest Communications PLC zero coupon 2007(1).............     425,000         379,312
                       TKR Cable, Inc. 10.50% 2007.................................   1,200,000       1,275,240
                       UIH Australia Pacific, Inc., Series B zero coupon 2006(1)...     200,000         158,000
                       United International Holdings, Inc., Series B zero coupon
                         2008(1)...................................................     250,000         145,000
                       United Pan-Europe Communications NV zero coupon 2009*.......     500,000         272,500

                       Leisure & Tourism -- 1.4%
                       Advantica Restaurant Group, Inc. 11.25% 2008................     100,000          94,500
                       AMF Bowling Worldwide, Inc., Series B zero coupon 2006(1)...     197,000         122,140
                       Continental Airlines, Inc., Series B 6.90% 2017.............     741,844         708,158
                       Continental Airlines, Inc. 7.73% 2011.......................     500,000         495,680
                       Courtyard by Marriott II Ltd., Series B 10.75% 2008.........      50,000          50,875
                       HMH Properties, Inc. 8.45% 2008.............................     200,000         189,500
                       HMH Properties, Inc., Series B 7.88% 2008...................     250,000         228,125
                       Premier Parks, Inc. zero coupon 2008(1).....................     250,000         167,500
                       Premier Parks, Inc. 9.75% 2007..............................     250,000         250,000
                       Southwest Airlines Co. 7.38% 2027...........................     215,000         203,534
                                                                                                  -------------
                                                                                                     17,221,299
                                                                                                  -------------
                       INFORMATION TECHNOLOGY -- 8.7%

                       Computers & Business Equipment -- 0.9%
                       Dell Computer Corp. 7.10% 2028..............................   1,600,000       1,476,864
                       Diva Systems Corp., Series B zero coupon 2008(1)............      50,000          10,500
                       Alliance Imaging, Inc. 9.54% 2005...........................     150,000         141,000

                       Electronics -- 0.5%
                       National Semiconductor Corp. 6.50% 2002.....................     930,000         883,500

                       Paging -- 0.1%
                       Arch Communications Group, Inc. 12.75% 2007.................     100,000          91,250

                       Software -- 0.4%
                       Anteon Corp. 12.00% 2009*...................................     125,000         123,125
                       PSINet, Inc. 11.00% 2009....................................     100,000          98,750
                       PSINet, Inc. 11.50% 2008....................................     100,000         102,250
                       PSINet, Inc., Series B 10.00% 2005..........................     200,000         194,000
                       Sitel Corp. 9.25% 2006......................................     200,000         171,500
                       Verio, Inc. 11.25% 2008*....................................     100,000         101,500

                       Telecommunications -- 6.8%
                       American Celluar Corp. 10.50% 2008..........................     175,000         179,375
                       Anixter, Inc. 8.00% 2003....................................   1,300,000       1,316,783
                       BellSouth Telecommunications, Inc. 6.00% 2002...............     500,000         497,415
                       Cadmus Communications Corp. 9.75% 2009*.....................     100,000         100,750
                       Call-Net Enterprises, Inc. zero coupon 2007(1)..............     250,000         169,688
                       Centennial Cellular Operating Co. 10.75% 2008*..............     175,000         180,250
                       Crown Castle International Corp. zero coupon 2011(1)........     425,000         249,156
                       Crown Castle International Corp. zero coupon 2011*(1).......     250,000         145,625
                       Dolphin Telecom PLC zero coupon 2009*(1)....................     200,000          85,750
                       Hermes Europe Railtel BV 10.38% 2009........................     100,000         100,250

                                                           ---------------------

                                                                                     PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                       AMOUNT         VALUE
                       ----------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY (continued)
                       Telecommunications (continued)
                       Hermes Europe Railtel BV 11.50% 2007........................  $  250,000   $     261,250
                       ICG Holdings, Inc. zero coupon 2006.........................     300,000         246,000
                       Intermedia Communications, Inc. zero coupon 2006(1).........     175,000         141,750
                       Intermedia Communications, Inc. 8.60% 2008..................     200,000         180,000
                       Intermedia Communications, Inc., Series B zero coupon
                         2007(1)...................................................     275,000         191,125
                       IXC Communications, Inc., Series B 9.00% 2008...............     125,000         125,000
                       Lenfest Communications, Inc. 8.38% 2005.....................     150,000         155,438
                       Level 3 Communications, Inc. zero coupon 2008(1)............     400,000         231,000
                       Level 3 Communications, Inc. 9.13% 2008.....................     675,000         637,875
                       Lucent Technologies, Inc. 6.45% 2029........................   1,000,000         898,220
                       McLeodUSA, Inc. zero coupon 2007(1).........................     350,000         263,375
                       McLeodUSA, Inc. 8.13% 2009*.................................     175,000         158,375
                       McLeodUSA, Inc. 8.38% 2008..................................      50,000          46,000
                       Metronet Communications Corp. zero coupon 2008(1)...........     475,000         361,394
                       Metronet Communications Corp. 10.63% 2008*..................      50,000          56,875
                       Metronet Communications Corp. 12.00% 2007(3)................      50,000          58,125
                       Nextel Communications, Inc. zero coupon 2007(1).............     275,000         202,125
                       Nextel Communications, Inc. zero coupon 2008(1).............     825,000         579,562
                       Nextel International, Inc. zero coupon 2008(1)..............      75,000          40,031
                       Nextlink Communications, Inc. zero coupon 2009(1)...........     525,000         301,219
                       Nextlink Communications, Inc. 9.00% 2008....................     100,000          95,000
                       Nextlink Communications, Inc. 10.75% 2009...................     150,000         152,250
                       NTL Communications Corp. zero coupon 2008...................     475,000         329,531
                       NTL, Inc., Series B zero coupon 2008(1).....................     525,000         359,625
                       Orange PLC 8.00% 2008.......................................     150,000         143,625
                       Pathnet, Inc. 12.25% 2008...................................     100,000          55,000
                       Qwest Communications International, Inc. zero coupon
                         2007(1)...................................................     100,000          77,990
                       Qwest Communications International, Inc. zero coupon
                         2008(1)...................................................      50,000          37,187
                       Qwest Communications International, Inc. 10.88% 2007........      98,000         110,593
                       Qwest Communications International, Inc., Series B 7.50%
                         2008......................................................     300,000         296,874
                       Rogers Cantel, Inc. 8.80% 2007..............................      75,000          75,000
                       Telecommunications Techniques LLC 9.75% 2008................     325,000         321,344
                       Telecomunicaciones de Puerto Rico 6.65% 2006................   1,000,000         968,250
                       Telesystem International Wireless, Inc., Series B zero
                         coupon 2007(1)............................................     300,000         156,000
                       Teligent, Inc. zero coupon 2008(1)..........................     100,000          56,750
                       Teligent, Inc. 11.50% 2007..................................     225,000         223,875
                       Triton PCS, Inc. zero coupon 2008(1)........................     250,000         164,688
                       Viatel, Inc. zero coupon 2008(1)............................     175,000         109,375
                       Viatel, Inc. 11.25% 2008....................................      75,000          75,000
                       Viatel, Inc. 11.50% 2009....................................     100,000         100,250
                       Winstar Communications, Inc. 11.00% 2008(1).................     125,000         114,375
                                                                                                  -------------
                                                                                                     15,576,602
                                                                                                  -------------
                       MATERIALS -- 6.9%

                       Chemicals -- 0.7%
                       Chattem, Inc. 8.88% 2008....................................     175,000         169,750
                       General Chemical Industrial Products 10.63% 2009............     100,000         101,750
                       Huntsman Corp. 9.50% 2007*..................................     250,000         237,813
                       Huntsman ICI Chemicals, Inc. 10.13% 2009....................     100,000         100,250
                       ISP Holdings, Inc., Series B 9.00% 2003.....................      75,000          75,375
                       ISP Holdings, Inc., Series B 9.75% 2002.....................      50,000          51,250
                       Lyondell Chemical Co. 10.88% 2009*..........................     300,000         306,000
                       Texas Petrochemicals Corp. 11.13% 2006......................     125,000         106,250

                       Forest Products -- 1.6%
                       Amscan Holdings, Inc. 9.88% 2007............................     100,000          82,875
                       Buckeye Cellulose Corp. 9.25% 2008..........................     125,000         127,500

---------------------

                                                                                     PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                       AMOUNT         VALUE
                       ----------------------------------------------------------------------------------------
                       MATERIALS (continued)
                       Forest Products (continued)
                       Donohue Forest Products, Inc. 7.63% 2007....................  $  750,000   $     753,885
                       Pope & Talbot, Inc. 8.38% 2013..............................     250,000         224,212
                       Quno Corp. 9.13% 2005.......................................   1,500,000       1,589,595
                       Stone Container Corp. 11.50% 2004...........................      50,000          52,125
                       Stone Container Corp. 12.25% 2002...........................      50,000          50,125

                       Metals & Minerals -- 4.6%
                       AEI Resources, Inc. 10.50% 2005*............................     200,000         197,500
                       AEI Resources, Inc. 11.50% 2006*............................     150,000         147,562
                       Barrick Gold Finance, Inc. 7.50% 2007.......................   1,500,000       1,468,950
                       Euramax International PLC 11.25% 2006.......................     100,000         100,250
                       Inco Ltd. 9.60% 2022(4).....................................   1,460,000       1,357,800
                       International Utility Structures 10.75% 2008................      50,000          49,625
                       Metals USA, Inc. 8.63% 2008.................................     250,000         244,375
                       MMI Products, Inc., Series B 11.25% 2007....................     150,000         154,500
                       National Steel Corp., Series D 9.88% 2009*..................     150,000         153,750
                       Normandy Finance Ltd. 7.50% 2005*...........................   1,150,000       1,067,913
                       Placer Dome, Inc. 8.50% 2045................................   1,870,000       1,561,356
                       Russell Stanley Holdings, Inc. 10.88% 2009*.................      75,000          71,813
                       Ryderson Tull, Inc. 9.13% 2006..............................     100,000         106,125
                       Santa Fe Pacific Gold Corp. 8.38% 2005......................     225,000         225,563
                       Scotts Co. 8.63% 2009.......................................      50,000          49,625
                       Southdown, Inc. 10.00% 2006.................................   1,000,000       1,092,500
                       Sterling Chemicals, Inc. 11.75% 2006........................     225,000         171,000
                                                                                                  -------------
                                                                                                     12,248,962
                                                                                                  -------------
                       MUNICIPAL BONDS -- 0.4%

                       Municipal Bonds -- 0.4%
                       Atlanta & Fulton County Georgia Recreation 7.00% 2028.......     500,000         477,425
                       McKeesport Pennsylvania 7.30% 2020..........................     250,000         249,235
                                                                                                  -------------
                                                                                                        726,660
                                                                                                  -------------
                       NON-U.S. GOVERNMENT OBLIGATIONS -- 2.0%

                       Foreign Government -- 2.0%
                       Province of Quebec 7.13% 2024...............................   2,000,000       1,906,020
                       Province of Quebec 11.00% 2015..............................     450,000         483,840
                       Province of Quebec 13.25% 2014..............................     890,000         937,900
                       Republic of Colombia 7.25% 2003.............................     250,000         217,500
                                                                                                  -------------
                                                                                                      3,545,260
                                                                                                  -------------
                       REAL ESTATE -- 1.8%

                       Real Estate Investment Trusts -- 1.8%
                       Chelsea GCA Realty, Inc. 7.75% 2001.........................     150,000         150,000
                       New Plan Excel Realty Trust, Inc. 7.40% 2009................   1,000,000         979,560
                       Price REIT, Inc. 7.50% 2006.................................     750,000         740,243
                       Simon Property Group, Inc. 7.13% 2009.......................   1,350,000       1,263,843
                                                                                                  -------------
                                                                                                      3,133,646
                                                                                                  -------------
                       U.S. GOVERNMENT & AGENCIES -- 15.2%

                       U.S. Government & Agencies -- 15.2%
                       Federal Farm Credit Bank 5.93% 2008.........................   1,250,000       1,193,763
                       Federal Home Loan Mortgage Corp. 8.29% 2009.................     500,000         510,080
                       Federal National Mortgage Association 6.00% 2014............   1,977,794       1,891,879
                       Federal National Mortgage Association 6.50% 2028............   1,938,584       1,846,501
                       Federal National Mortgage Association 6.50% 2029............     987,345         940,446
                       Federal National Mortgage Association 8.50% 2005............     750,000         759,495

                                                           ---------------------

                                                                                     PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                       AMOUNT         VALUE
                       ----------------------------------------------------------------------------------------
                       U.S. GOVERNMENT & AGENCIES (continued)
                       United States Treasury Bonds 6.13% 2027.....................  $1,185,000   $   1,160,933
                       United States Treasury Bonds 6.38% 2027.....................   3,332,000       3,367,919
                       United States Treasury Bonds 8.00% 2021.....................   1,750,000       2,085,510
                       United States Treasury Bonds 8.13% 2021.....................     750,000         902,812
                       United States Treasury Bonds 8.50% 2020.....................   1,400,000       1,735,118
                       United States Treasury Bonds 9.88% 2015.....................   2,600,000       3,511,612
                       United States Treasury Bonds 11.63% 2004....................   1,000,000       1,250,160
                       United States Treasury Notes 5.63% 2008.....................     700,000         680,092
                       United States Treasury Notes 6.13% 2007.....................   1,900,000       1,905,054
                       United States Treasury Notes 6.25% 2003.....................     250,000         253,202
                       United States Treasury Notes 6.25% 2007.....................   2,000,000       2,020,620
                       United States Treasury Notes 7.88% 2004.....................   1,000,000       1,084,840
                                                                                                  -------------
                                                                                                     27,100,036
                                                                                                  -------------
                       UTILITIES -- 2.6%

                       Electric Utilities -- 1.8%
                       Caithness Coso Funding Corp. 9.05% 2009*....................     150,000         149,625
                       El Paso Electric Co. 9.40% 2011.............................     125,000         137,432
                       Israel Electric Corp. Ltd. 7.88% 2026*......................     850,000         777,019
                       Israel Electric Corp. Ltd. 7.75% 2009*......................     500,000         495,380
                       Niagara Mohawk Power Corp. zero coupon 2010(1)..............      50,000          38,375
                       Puget Sound Energy, Inc. 7.02% 2027.........................     900,000         854,676
                       Tenaga Nasional Berhad 7.50% 2096*..........................   1,000,000         720,000

                       Gas & Pipeline Utilities -- 0.2%
                       R&B Falcon Corp. 12.25% 2006................................     250,000         259,375
                       Universal Compression, Inc. zero coupon 2008(1).............     275,000         178,406

                       Telephone -- 0.6%
                       Callable Net Enterprises, Inc. zero coupon 2008(1)..........     175,000          92,750
                       Callable Net Enterprises, Inc. zero coupon 2009(1)..........     175,000         101,938
                       LCI International, Inc. 7.25% 2007..........................     650,000         638,254
                       Paging Network, Inc. 10.00% 2008............................     175,000         134,750
                       Paging Network, Inc. 10.13% 2007............................      50,000          41,000
                       US Xchange LLC 15.00% 2008..................................      75,000          77,344
                                                                                                  -------------
                                                                                                      4,696,324
                                                                                                  -------------
                       EDUCATION -- 0.8%

                       University -- 0.8%
                       Boston University 7.63% 2097................................   1,400,000       1,349,404
                                                                                                  -------------
                       TOTAL BONDS & NOTES (cost $172,901,982).....................                 164,671,604
                                                                                                  -------------

                                         PREFERRED STOCK -- 1.7%                       SHARES
                       ----------------------------------------------------------------------------------------
                       CONSUMER STAPLES -- 0.0%

                       Food, Beverage & Tobacco -- 0.0%
                       Nebco Evans Holding Co. 11.25%(5)...........................         399          15,962
                       FINANCE -- 0.5%

                       Financial Services -- 0.5%
                       Prologis Trust, Series C 8.54%..............................      20,000         885,000

---------------------

                                       PREFERRED STOCK (CONTINUED)                     SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT -- 0.5%

                       Broadcasting & Media -- 0.5%
                       Benedek Communications Corp. 11.50%*(5).....................          75   $      71,251
                       Capstar Broadcasting Partners 12.00%(5).....................         633          74,171
                       Capstar Communications, Inc., Series E 12.63%(5)............         318          37,271
                       Cumulus Media, Inc., Series A 13.75%(5).....................          85          95,724
                       Pegasus Communications Corp. 12.75%*(5).....................         133         140,165
                       Primedia, Inc., Series D 10.00%.............................       1,500         150,375
                       Primedia, Inc., Series F 9.20%..............................       3,000         291,750
                       Sinclair Capital 11.65%.....................................       1,000         105,375
                                                                                                  -------------
                                                                                                        966,082
                                                                                                  -------------
                       INFORMATION TECHNOLOGY -- 0.1%

                       Telecommunications -- 0.1%
                       Nextel Communications, Inc., Series E 11.13%(5).............          55          58,025
                       TCI Communications Financing I 8.72%........................       4,535         117,627
                                                                                                  -------------
                                                                                                        175,652
                                                                                                  -------------
                       MATERIALS -- 0.1%

                       Metals & Minerals -- 0.1%
                       R&B Falcon Corp. 14.00%(4)..................................         100          90,000
                                                                                                  -------------
                       REAL ESTATE -- 0.5%

                       Real Estate Investment Trusts -- 0.5%
                       Highwood Properties, Inc., Series A 8.63%...................       1,000         918,125
                                                                                                  -------------
                       TOTAL PREFERRED STOCK (cost $3,257,290).....................                   3,050,821
                                                                                                  -------------

                                            WARRANTS -- 0.0%+                         WARRANTS
                       ----------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT -- 0.0%

                       Broadcasting & Media -- 0.0%
                       Australis Holdings Property Ltd. 10/31/01*..................          50               0
                       Pegasus Communications Corp. 1/01/07........................         100           6,500
                       UIH Australia Pacific, Inc. 5/15/06(4)......................         100           3,000
                                                                                                  -------------
                                                                                                          9,500
                                                                                                  -------------
                       INFORMATION TECHNOLOGY -- 0.0%

                       Computers & Business Equipment -- 0.0%
                       Diva Systems Corp. 3/01/08(4)...............................         150           1,200
                                                                                                  -------------

                       Telecommunications -- 0.0%
                       Metronet Communications Corp. 8/15/07*......................          50           4,150
                       Pathnet, Inc. 4/15/08*(4)...................................         100           1,000
                                                                                                  -------------
                                                                                                          6,150
                                                                                                  -------------
                       UTILITIES -- 0.0%

                       Gas & Pipeline Utilities -- 0.0%
                       R&B Falcon Corp. 5/01/09(4).................................         100          12,000
                                                                                                  -------------
                       TOTAL WARRANTS (cost $21,009)...............................                      27,850
                                                                                                  -------------
                       TOTAL INVESTMENT SECURITIES (cost $176,180,281).............                 167,750,275
                                                                                                  -------------

                                                           ---------------------

                                                                                     PRINCIPAL
                                      SHORT-TERM SECURITIES -- 4.4%                    AMOUNT         VALUE
                       ----------------------------------------------------------------------------------------
                       CORPORATE SHORT-TERM NOTES -- 1.4%
                       Figgie International, Inc. 9.88% due 10/01/99...............  $2,250,000   $   2,275,312
                       Tosco Corp. 7.00% due 7/15/00...............................     250,000         251,670
                                                                                                  -------------
                                                                                                      2,526,982
                                                                                                  -------------
                       FOREIGN SHORT-TERM NOTES -- 0.3%
                       Republic of South Africa 9.63% due 12/15/99.................     500,000         505,050
                                                                                                  -------------
                       TIME DEPOSIT -- 2.1%
                       Cayman Island Time Deposit with State Street Bank & Trust
                         Co. 4.00% due 8/02/99.....................................   3,755,000       3,755,000
                                                                                                  -------------
                       U.S. GOVERNMENT -- 0.6%
                       United States Treasury Notes 7.75% due 11/30/99.............   1,000,000       1,008,440
                                                                                                  -------------
                       TOTAL SHORT-TERM SECURITIES (cost $7,774,653)...............                   7,795,472
                                                                                                  -------------

                       TOTAL INVESTMENTS --
                         (cost $183,954,934)                         98.6%                          175,545,747
                       Other assets less liabilities --               1.4                             2,473,515
                                                                    ------                        -------------
                       NET ASSETS --                                100.0%                        $ 178,019,262
                                                                    ======                        =============

              -----------------------------

               +  Non-income producing securities

               *  Resale restricted to qualified institutional buyers

              (1) Represents a zero coupon bond which will convert to an interest-bearing security at a later date

              (2) Bond in default

              (3) Consists of more than one class of securities traded together as a unit; generally with attached stocks or warrants

              (4) Fair valued security; see Note 2

              (5) PIK ("Payment-in-Kind") payment made with additional
                  securities in lieu of cash

              See Notes to Financial Statements

---------------------

---------------------

   SUNAMERICA SERIES TRUST
   GLOBAL BOND PORTFOLIO                   INVESTMENT PORTFOLIO -- JULY 31, 1999
                                                                     (UNAUDITED)

                                                                                          PRINCIPAL
                                                                                            AMOUNT
                                                                                       (DENOMINATED IN
                                      FOREIGN BONDS & NOTES -- 74.7%                   LOCAL CURRENCY)          VALUE
                       --------------------------------------------------------------------------------------------------
                       AUSTRALIA -- 1.6%
                       Australia Government 7.50% 2009.............................            2,900,000    $   2,067,436
                                                                                                            -------------
                       CANADA -- 0.2%
                       Ontario Hydro 6.10% 2008....................................  USD         200,000          189,910
                                                                                                            -------------
                       DENMARK -- 4.1%
                       Kingdom of Denmark 4.00% 2001...............................           20,000,000        2,880,384
                       Kingdom of Denmark 8.00% 2003...............................           15,000,000        2,409,063
                                                                                                            -------------
                                                                                                                5,289,447
                                                                                                            -------------
                       FRANCE -- 11.7%
                       Government of France 4.50% 2003.............................            7,900,000        8,561,383
                       Government of France 8.50% 2023.............................            3,900,000        5,755,232
                       Natexis Banques Populaires SA 7.00% 2005....................  USD         600,000          587,520
                                                                                                            -------------
                                                                                                               14,904,135
                                                                                                            -------------
                       GERMANY -- 15.2%
                       Baden-Wuerttemberg 5.38% 2010...............................            3,800,000        2,088,514
                       Kreditanstalt Fuer Wiederaufbau 5.00% 2009..................            1,022,583        1,095,713
                       Republic of Germany 4.50% 2002..............................            6,600,000        7,200,836
                       Republic of Germany 6.25% 2024..............................            2,300,000        2,690,601
                       Republic of Germany 7.38% 2005..............................            5,200,000        6,367,921
                                                                                                            -------------
                                                                                                               19,443,585
                                                                                                            -------------
                       ITALY -- 4.6%
                       Republic of Italy 3.80% 2008................................  JPY     110,000,000        1,114,872
                       Republic of Italy 4.50% 2001................................            1,500,000        1,629,894
                       Republic of Italy 5.13% 2003................................  JPY     170,000,000        1,731,098
                       Republic of Italy 6.50% 2027................................            1,200,000        1,403,150
                                                                                                            -------------
                                                                                                                5,879,014
                                                                                                            -------------
                       JAPAN -- 16.0%
                       Asian Development Bank 5.00% 2003...........................          221,000,000        2,212,500
                       Asian Development Bank 5.63% 2002...........................          460,000,000        4,533,218
                       European Investment Bank 2.13% 2007.........................          150,000,000        1,351,236
                       Government of Japan zero coupon 2008........................        1,540,000,000       12,339,343
                                                                                                            -------------
                                                                                                               20,436,297
                                                                                                            -------------
                       LUXEMBOURG -- 0.6%
                       Tyco International Group 6.13% 2008.........................  USD         800,000          738,144
                                                                                                            -------------
                       NETHERLANDS -- 1.5%
                       Bank Nederlandse Gemeenten NV 6.38% 2005....................  GBP         700,000        1,133,198
                       Imperial Tobacco Overseas BV 7.13% 2009.....................  USD         800,000          751,600
                                                                                                            -------------
                                                                                                                1,884,798
                                                                                                            -------------
                       NEW ZEALAND -- 1.0%
                       New Zealand Government 8.00% 2006...........................            2,100,000        1,213,354
                                                                                                            -------------

                                                           ---------------------

                                                                                          PRINCIPAL
                                                                                            AMOUNT
                                                                                       (DENOMINATED IN
                                    FOREIGN BONDS & NOTES (CONTINUED)                  LOCAL CURRENCY)          VALUE
                       --------------------------------------------------------------------------------------------------
                       SPAIN -- 3.7%
                       Kingdom of Spain 4.50% 2004.................................            4,500,000    $   4,771,568
                                                                                                            -------------
                       SWEDEN -- 2.0%
                       Stadshypotek AB 5.00% 2003..................................           22,000,000        2,605,369
                                                                                                            -------------
                       UNITED KINGDOM -- 12.5%
                       Abbey National Treasury Services PLC 8.00% 2003.............            1,200,000        2,032,131
                       BAT International Finance 4.88% 2009........................              900,000          890,224
                       Cable & Wireless PLC 6.50% 2003.............................  USD         700,000          688,240
                       Diageo Capital PLC 6.00% 2003...............................  USD         600,000          583,320
                       Halifax PLC 5.63% 2007......................................  DEM         800,000          448,583
                       Royal Bank of Scotland 5.25% 2008...........................  DEM       1,600,000          842,350
                       United Kingdom Treasury 8.00% 2003..........................            1,000,000        1,740,633
                       United Kingdom Treasury 5.00% 2004..........................            4,514,000        7,136,606
                       United Kingdom Treasury 7.75% 2006..........................              900,000        1,633,666
                                                                                                            -------------
                                                                                                               15,995,753
                                                                                                            -------------
                       TOTAL FOREIGN BONDS & NOTES (cost $95,217,131)..............                            95,418,810
                                                                                                            -------------
                                     DOMESTIC BONDS & NOTES -- 18.4%
                       --------------------------------------------------------------------------------------------------
                       CORPORATE BONDS -- 7.4%
                       BankAmerica Corp. 6.63% 2004................................            1,000,000          986,800
                       Conoco, Inc. 5.90% 2004.....................................              800,000          771,472
                       Delphi Automotive Systems Corp. 6.13% 2004..................              900,000          862,497
                       Ford Motor Credit Co. 6.13% 2003............................            1,300,000        1,268,436
                       Highwoods Realty LP 6.75% 2003..............................              600,000          571,254
                       Household Finance Corp. 5.13% 2009..........................  EUR         500,000          508,155
                       Household Finance Corp. 6.13% 2003..........................            1,100,000        1,071,785
                       MEPC Finance, Inc. 7.50% 2003...............................            1,000,000        1,015,390
                       North America Capital Corp. 8.25% 2003......................  GBP         300,000          504,054
                       Prudential Insurance Co. 6.38% 2006.........................            1,000,000          955,100
                       TRW, Inc. 7.13% 2009*.......................................            1,000,000          964,410
                                                                                                            -------------
                                                                                                                9,479,353
                                                                                                            -------------
                       U.S. GOVERNMENT -- 11.0%
                       United States Treasury Bonds 6.13% 2027.....................            5,000,000        4,898,451
                       United States Treasury Bonds 6.75% 2026.....................            2,400,000        2,537,616
                       United States Treasury Bonds 11.25% 2015....................            2,100,000        3,107,664
                       United States Treasury Notes 3.63% 2008.....................            1,374,750        1,333,081
                       United States Treasury Notes 4.75% 2008.....................            2,300,000        2,098,750
                                                                                                            -------------
                                                                                                               13,975,562
                                                                                                            -------------
                       TOTAL DOMESTIC BONDS & NOTES (cost $24,263,572).............                            23,454,915
                                                                                                            -------------
                       TOTAL INVESTMENT SECURITIES (cost $119,480,703).............                           118,873,725
                                                                                                            -------------

---------------------

                                                                                          PRINCIPAL
                                      SHORT-TERM SECURITIES -- 5.3%                         AMOUNT              VALUE
                       --------------------------------------------------------------------------------------------------
                       CORPORATE SHORT-TERM NOTES -- 1.5%
                       Rabobank Nederland zero coupon due 1/20/00..................        $   1,000,000    $     966,398
                       Deutsche Bank zero coupon due 1/20/00.......................            1,000,000          966,272
                                                                                                            -------------
                                                                                                                1,932,670
                                                                                                            -------------
                       TIME DEPOSIT -- 3.8%
                       Cayman Island Time Deposit with State Street Bank & Trust
                         Co.
                         5.03% due 8/02/99.........................................            4,816,000        4,816,000
                                                                                                            -------------
                       TOTAL SHORT-TERM SECURITIES (cost $6,768,630)...............                             6,748,670
                                                                                                            -------------
                       TOTAL INVESTMENTS --
                         (cost $126,249,333)                     98.4%                                        125,622,395
                       Other assets less liabilities --           1.6                                           2,056,961
                                                               ------                                       -------------
                       NET ASSETS --                            100.0%                                      $ 127,679,356
                                                               ======                                       =============


              -----------------------------

              * Resale restricted to qualified institutional buyers

                                     OPEN FORWARD FOREIGN CURRENCY CONTRACTS
                       -------------------------------------------------------------------
                            CONTRACT                IN          DELIVERY  GROSS UNREALIZED
                           TO DELIVER          EXCHANGE FOR       DATE      APPRECIATION
                       -------------------------------------------------------------------
                       AUD*      3,260,731   USD    2,187,836    9/13/99    $    58,454
                       CAD*      2,391,925   USD    1,594,000    8/16/99          5,697
                       CAD*      1,186,887   USD      795,000    8/23/99          6,802
                       CAD*      1,186,021   USD      795,000    8/23/99          7,377
                       CHF*      4,322,000   USD    2,913,086    8/20/99          9,418
                       EUR       4,482,267   USD    4,826,908    8/20/99         24,648
                       EUR       1,528,963   SEK   13,322,000    9/22/99         47,660
                       EUR       1,520,000   JPY  185,632,280   10/26/99         57,470
                       EUR       1,519,067   SEK   13,285,000    9/22/99         47,528
                       EUR*      1,350,921   CHF    2,161,000    8/20/99         17,383
                       EUR*      1,350,009   CHF    2,161,000    8/20/99         17,383
                       JPY     190,070,588   EUR    1,514,000    9/10/99         44,167
                       JPY     187,156,138   EUR    1,514,000    9/10/99         42,124
                       NZD       1,106,369   USD      622,488    8/13/99         34,255
                       USD*      5,653,438   EUR    5,262,782   10/26/99         13,041
                       USD*      1,602,729   EUR    1,523,000   10/26/99         37,097
                       USD       1,601,000   EUR    1,515,955   10/19/99         30,383
                       USD*      1,583,000   AUD    2,428,138    8/04/99          1,832
                       USD*      1,582,000   JPY  190,847,734    8/18/99         87,195
                       USD*      1,575,000   JPY  189,144,900    8/18/99         79,302
                       USD*      1,575,000   JPY  189,008,505    8/18/99         78,109
                       USD*      1,575,000   JPY  189,008,505    8/18/99         78,109
                       USD         857,620   JPY  102,614,247    9/10/99         42,853
                                                                            ------------
                                                                            $   868,287
                                                                            ------------
                                                                          GROSS UNREALIZED
                                                                            DEPRECIATION
                       -------------------------------------------------------------------
                       AUD*      2,468,444   USD    1,594,000    8/04/99    $   (17,140)
                       DKK      20,439,111   USD    2,946,306   10/14/99         (4,833)
                       DKK      16,838,000   USD    2,305,849   10/14/99       (125,336)
                       EUR*     29,537,825   USD   31,245,111   10/26/99       (558,498)
                       EUR       6,196,188   USD    6,635,714    8/20/99         (2,826)
                       EUR       2,993,286   USD    3,060,485    9/14/99       (152,326)
                       EUR       1,528,963   SEK   13,322,000    9/22/99        (61,946)
                       EUR       1,520,000   JPY  185,632,280   10/26/99        (53,783)
                       EUR       1,519,067   SEK   13,285,000    9/22/99        (55,706)
                       EUR       1,350,921   CHF    2,161,000    8/20/99        (12,913)
                       EUR       1,350,009   CHF    2,161,000    8/20/99        (11,937)
                       GBP       7,023,000   USD   11,120,569    9/29/99       (263,495)
                       GBP       1,097,469   USD    1,717,319    9/29/99        (61,644)

                                                           ---------------------

                               Open Forward Foreign Currency Contracts (continued)
                       -------------------------------------------------------------------
                            CONTRACT                IN          DELIVERY  GROSS UNREALIZED
                           TO DELIVER          EXCHANGE FOR       DATE      DEPRECIATION
                       -------------------------------------------------------------------
                       GBP         810,155   USD    1,259,686    9/29/99    $   (53,550)
                       JPY*  1,834,252,468   USD   15,339,381    8/18/99       (703,385)
                       JPY     421,447,772   USD    3,640,074   12/20/99       (116,614)
                       JPY     299,558,000   USD    2,516,956    8/18/99       (103,043)
                       JPY     193,852,728   USD    1,576,000    8/18/99       (119,478)
                       JPY     190,070,588   EUR    1,514,000    9/10/99        (87,542)
                       JPY     188,165,620   USD    1,569,000    8/18/99        (76,737)
                       JPY     187,156,138   EUR    1,514,000    9/10/99        (59,924)
                       JPY     130,786,944   USD    1,099,882    9/20/99        (49,500)
                       JPY     111,318,871   USD      919,991    8/18/99        (53,628)
                       JPY     104,783,630   USD      880,757    9/20/99        (40,103)
                       JPY      93,074,849   USD      766,348    8/18/99        (47,705)
                       NZD       1,321,169   USD      697,934    8/13/99         (4,504)
                       SEK      15,160,910   USD    1,798,469    9/22/99        (54,005)
                       SEK       7,887,000   USD      944,906    9/22/99        (18,786)
                       USD*      3,153,743   CAD    4,627,014    8/23/99        (80,995)
                       USD*      1,610,000   EUR    1,494,630   10/26/99           (721)
                       USD       1,596,000   EUR    1,482,762   10/19/99           (337)
                       USD*      1,572,000   AUD    2,380,267    9/13/99        (17,594)
                       USD*      1,567,000   CAD    2,285,882    8/16/99        (49,112)
                       USD       1,558,721   AUD    2,360,840    8/04/99        (17,813)
                                                                            ------------
                                                                             (3,137,459)
                                                                            ------------
                                Net Unrealized Depreciation.............    $(2,269,172)
                                                                            ============

              -----------------------------

              * Represents partially offsetting forward foreign currency contracts that to the extent they are offset do not have additional market risk but have continued counterparty settlement risk.

                       AUD  --   Australian Dollar  DKK  --   Danish Krone        NZD  --   New Zealand Dollar
                       CAD  --   Canadian Dollar    EUR  --   Euro Dollar         SEK  --   Swedish Krona
                       CHF  --   Swiss Franc        GBP  --   Pound Sterling      USD  --   United States Dollar
                       DEM  --   Deutsche Mark      JPY  --   Japanese Yen

                       See Notes to Financial
                         Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    HIGH-YIELD BOND PORTFOLIO              INVESTMENT PORTFOLIO -- JULY 31, 1999
                                                                     (UNAUDITED)

                                                                                     PRINCIPAL
                       BONDS & NOTES -- 87.7%                                          AMOUNT         VALUE
                       ----------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 5.5%

                       Apparel & Textiles -- 0.5%
                       Phillips Van Heusen Corp. 7.75% 2023........................  $2,000,000   $   1,694,540

                       Housing -- 1.3%
                       Congoleum Corp. 8.63% 2008..................................   2,250,000       2,174,063
                       Juno Lighting, Inc. 11.88% 2009*............................   2,000,000       2,045,000

                       Retail -- 3.7%
                       Electronic Retailing Systems International, Inc. zero coupon
                         2004(1)...................................................   1,500,000         485,625
                       Evenflo, Inc., Series B 11.75% 2006.........................   5,175,000       5,330,250
                       Pentacon, Inc., Series B 12.25% 2009........................   3,750,000       3,698,437
                       Shop At Home, Inc. 11.00% 2005..............................   2,000,000       1,995,000
                                                                                                  -------------
                                                                                                     17,422,915
                                                                                                  -------------
                       CONSUMER STAPLES -- 4.4%

                       Food, Beverage & Tobacco -- 1.6%
                       Specialty Foods Corp., Series B 11.13% 2002.................   5,250,000       5,040,000

                       Household Products -- 2.8%
                       Polymer Group, Inc., Series B 8.75% 2008....................   3,350,000       3,241,125
                       Polymer Group, Inc., Series B 9.00% 2007....................   3,000,000       2,932,500
                       Revlon Consumer Products Corp. 9.00% 2006...................   3,000,000       2,700,000
                                                                                                  -------------
                                                                                                     13,913,625
                                                                                                  -------------
                       ENERGY -- 2.7%

                       Energy Services -- 1.5%
                       Gulfmark Offshore, Inc. 8.75% 2008..........................   4,875,000       4,612,969

                       Energy Sources -- 1.2%
                       P&L Coal Holdings Corp., Series B 8.88% 2008................   2,000,000       1,995,000
                       Southwest Royalties, Inc., Series B 10.50% 2004.............   3,750,000       1,753,125
                                                                                                  -------------
                                                                                                      8,361,094
                                                                                                  -------------
                       FINANCE -- 3.2%

                       Banks -- 1.0%
                       Bankunited Capital Trust 10.25% 2026........................   2,000,000       2,025,000
                       Western Financial Savings Bank 8.88% 2007...................   1,500,000       1,275,000

                       Financial Services -- 2.2%
                       Mediacom LLC/Capital Corp. 7.88% 2011*......................   3,900,000       3,529,500
                       Mediacom LLC/Capital Corp., Series B 8.50% 2008.............   3,500,000       3,360,000
                                                                                                  -------------
                                                                                                     10,189,500
                                                                                                  -------------

                                                           ---------------------

                                                                                     PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                       AMOUNT         VALUE
                       ----------------------------------------------------------------------------------------
                       HEALTHCARE -- 5.0%

                       Drugs -- 1.3%
                       Schein Pharmaceutical, Inc. 8.31% 2004(2)...................  $4,500,000   $   4,100,625

                       Health Services -- 3.7%
                       Fresenius Medical Care Capital Trust 7.88% 2008.............   2,250,000       2,126,250
                       Fresenius Medical Care Capital Trust 9.00% 2006.............   2,750,000       2,743,125
                       Tenet Healthcare Corp. 8.00% 2005...........................   6,950,000       6,689,375
                                                                                                  -------------
                                                                                                     15,659,375
                                                                                                  -------------
                       INDUSTRIAL & COMMERCIAL -- 9.4%

                       Aerospace & Military Technology -- 0.7%
                       L-3 Communications Corp., Series B 10.38% 2007..............   2,000,000       2,112,500

                       Business Services -- 7.7%
                       Allied Waste North America, Inc., Series B 7.63% 2006.......   3,000,000       2,782,500
                       Allied Waste North America, Inc., Series B 7.88% 2009.......   1,000,000         917,500
                       American Pacific Corp. 9.25% 2005...........................   2,000,000       2,072,500
                       Huntsman Corp. 8.87% 2000*(2)...............................   3,000,000       2,782,500
                       Metal Management, Inc. 10.00% 2008..........................   2,000,000       1,575,000
                       Speedway Motorsports, Inc. 8.50% 2007*......................   3,500,000       3,543,750
                       Statia Terminals International, Series B 11.75% 2003........   7,175,000       7,811,781
                       Sterling Chemicals Holdings, Inc. zero coupon 2008(1).......   2,000,000         600,000
                       URS Corp. 12.25% 2009*......................................   2,000,000       2,032,500

                       Transportation -- 1.0%
                       Golden Ocean Group Ltd. 10.00% 2001(3)......................   3,350,000         460,625
                       Pegasus Shipping Ltd., Series A 11.88% 2004.................   1,500,000         746,250
                       Travelcenters America, Inc. 10.25% 2007.....................   1,950,000       1,981,688
                                                                                                  -------------
                                                                                                     29,419,094
                                                                                                  -------------
                       INFORMATION & ENTERTAINMENT -- 20.3%

                       Broadcasting & Media -- 15.8%
                       Adelphia Communications Corp. 8.13% 2003....................   3,500,000       3,412,500
                       Australis Holdings Property Ltd. zero coupon
                         2002(1)(4)(5).............................................   1,000,000          20,000
                       Big City Radio, Inc. zero coupon 2005(1)....................   3,500,000       2,498,125
                       Central European Media Enterprises Ltd. 9.38% 2004..........   2,250,000       1,923,750
                       Chancellor Media Corp. 8.00% 2008...........................   6,200,000       6,014,000
                       Chancellor Media Corp. 9.38% 2004...........................   1,800,000       1,827,000
                       Comcast UK Cable Partners Ltd. zero coupon 2007(1)..........   2,000,000       1,845,000
                       Cumulus Media, Inc. 10.38% 2008.............................   3,200,000       3,384,000
                       Diamond Holdings PLC 9.13% 2008.............................   4,075,000       4,105,563
                       Knology Holdings, Inc. zero coupon 2007(1)..................   2,000,000       1,195,000
                       MGC Communications, Inc., Series B 13.00% 2004..............   2,050,000       1,947,500
                       Midcom Communications, Inc. 8.25% 2003(5)...................     550,000          88,000
                       Omnipoint Communications, Inc. 8.62% 2006*(2)...............   2,939,128       2,928,106
                       Paging Network Do Brasil SA 13.50% 2005.....................   1,594,000         633,615
                       Radio One, Inc., Series B 7.00% 2004........................   1,500,000       1,539,375
                       Spanish Broadcasting Systems, Inc. 12.50% 2002..............   2,250,000       2,500,313
                       Telewest Communications PLC 11.25% 2008.....................   3,000,000       3,420,000
                       UIH Australia Pacific, Inc., Series B zero coupon 2006(1)...   3,500,000       2,765,000
                       United International Holdings, Inc., Series B zero coupon
                         2008(1)...................................................   5,500,000       3,190,000
                       Wavetek Corp. 10.13% 2007...................................   4,925,000       4,364,781

---------------------

                                                                                     PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                       AMOUNT         VALUE
                       ----------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT (continued)
                       Leisure & Tourism -- 4.5%
                       HMH Properties, Inc., Series B 7.88% 2008...................  $3,900,000   $   3,558,750
                       ITT Corp. 6.25% 2000........................................   5,450,000       5,331,244
                       ITT Corp. 7.38% 2015........................................   1,000,000         847,320
                       Mohegan Tribal Gaming Authority 8.13% 2006..................   3,250,000       3,176,875
                       Venetian Casino Resort LLC 10.00% 2005......................   1,500,000       1,312,500
                                                                                                  -------------
                                                                                                     63,828,317
                                                                                                  -------------
                       INFORMATION TECHNOLOGY -- 24.9%

                       Cellular -- 1.7%
                       International Wireless Communication Holdings, Inc. zero
                         coupon 2001...............................................   3,750,000         253,125
                       McCaw International Ltd. zero coupon 2007(1)................   3,250,000       2,015,000
                       Occidente Y Caribe Celular SA, Series B zero coupon
                         2004(1)...................................................   2,000,000       1,400,300
                       Telecorp PCS, Inc. zero coupon 2009*(1).....................   3,000,000       1,691,250

                       Communication Equipment -- 0.4%
                       Tritel PCS, Inc. zero coupon 2009*(1).......................   2,000,000       1,107,500

                       Computers & Business Equipment -- 0.2%
                       Diva Systems Corp., Series B zero coupon 2008(1)............   3,250,000         682,500

                       Electronics -- 1.2%
                       Pac-West Telecommuncations, Inc. 13.50% 2009*...............   2,925,000       2,917,688
                       Park N View, Inc., Series B 13.00% 2008.....................   3,000,000         892,500

                       Software -- 1.4%
                       Covad Communications Group, Inc. 12.50% 2009................   1,455,000       1,407,712
                       Earthwatch, Inc. zero coupon 2007*(1).......................   2,750,000       1,883,750
                       PSINet, Inc. 11.00% 2009*...................................   1,000,000         987,500

                       Telecommunications -- 20.0%
                       Call-Net Enterprises, Inc. 8.00% 2008.......................   1,750,000       1,470,000
                       DTI Holdings, Inc., Series B zero coupon 2008(1)............   2,500,000         921,875
                       E.spire Communications, Inc. zero coupon 2005(1)............   3,000,000       1,830,000
                       Filtronic PLC 10.00% 2005*..................................   3,750,000       3,810,938
                       Flag Ltd. 8.25% 2008........................................     950,000         878,750
                       Globix Corp. 13.00% 2005....................................   5,075,000       4,840,281
                       GST Telecommunications, Inc. zero coupon 2008*(1)...........   2,800,000       1,680,000
                       ICG Holdings, Inc. zero coupon 2007(1)......................   2,500,000       1,825,000
                       ICG Services, Inc. zero coupon 2008(1)......................   3,250,000       1,885,000
                       KMC Telecom Holdings, Inc. zero coupon 2008(1)..............   4,650,000       2,481,938
                       Nextel Communications, Inc. 9.75% 2004......................   3,450,000       3,527,625
                       Nextel Communications, Inc. 10.13% 2004.....................   1,000,000       1,015,000
                       NTL, Inc., Series B zero coupon 2008(1).....................   2,750,000       1,883,750
                       Orbcomm Global LP, Series B 14.00% 2004.....................   2,500,000       2,350,000
                       Orion Network Systems zero coupon 2007(1)...................   6,500,000       3,575,000
                       Poland Telecom Finance BV, Series B 14.00% 2007.............   1,000,000         900,000
                       Primus Telecom Group, Inc. 11.25% 2009*.....................   5,175,000       5,265,562
                       Rhythms NetConnections, Inc., Series B zero coupon
                         2008(1)...................................................     750,000         393,750
                       RSL Communications, Ltd. 12.25% 2006........................   2,924,000       3,055,580
                       RSL Communications PLC 10.50% 2008..........................   2,500,000       2,459,375

                                                           ---------------------

                                                                                     PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                       AMOUNT         VALUE
                       ----------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY (continued)
                       Telecommunications (continued)
                       Splitrock Services, Inc., Series B 11.75% 2008..............  $2,500,000   $   2,356,250
                       Telehub Communications Corp. zero coupon 2005(1)............   2,000,000       1,355,000
                       Transtel Pass Through Trust 12.50% 2007*....................   1,500,000         840,000
                       United Pan-Europe Communications NV 10.88% 2009 *(3)........   1,000,000         987,500
                       Verio, Inc. 13.50% 2004.....................................   2,500,000       2,840,625
                       Vialog Corp. 12.75% 2001....................................   2,000,000       1,615,000
                       Viatel, Inc. zero coupon 2008(1)............................   4,250,000       2,656,250
                       Viatel, Inc. 11.50% 2009*...................................   1,000,000       1,002,500
                       Worldwide Fiber, Inc. 12.00% 2009*..........................   2,000,000       2,010,000
                       Worldwide Fiber, Inc. 12.50% 2005*..........................   1,200,000       1,236,000
                                                                                                  -------------
                                                                                                     78,187,374
                                                                                                  -------------
                       MATERIALS -- 9.4%

                       Forest Products -- 1.0%
                       Ainsworth Lumber Ltd. 12.50% 2007(6)........................   2,750,000       3,076,563

                       Metals & Minerals -- 8.4%
                       Acme Metals, Inc. 12.50% 2002(5)............................   1,727,000       1,206,741
                       Armco, Inc. 8.88% 2008......................................   6,000,000       6,105,000
                       California Steel Industries, Inc. 8.50% 2009*...............   4,000,000       3,880,000
                       GS Technologies Operating, Inc. 12.00% 2004.................   1,500,000       1,237,500
                       International Utility Structures 10.75% 2008................   1,250,000       1,240,625
                       Kaiser Aluminum & Chemical Corp. 12.75% 2003................   2,500,000       2,525,000
                       MMI Products, Inc., Series B 11.25% 2007....................   2,950,000       3,038,500
                       NL Industries, Inc. 11.75% 2003.............................   4,095,000       4,340,700
                       Schuff Steel Co. 10.50% 2008................................   3,000,000       2,778,750
                                                                                                  -------------
                                                                                                     29,429,379
                                                                                                  -------------
                       REAL ESTATE -- 0.3%

                       Real Estate Investment Trusts -- 0.3%
                       Host Marriott LP 8.38% 2006*................................   1,000,000         970,000
                                                                                                  -------------
                       UTILITIES -- 2.6%

                       Gas & Pipeline Utilities -- 2.3%
                       Key Energy Services, Inc., Series B 14.00% 2009*............   2,450,000       2,554,125
                       R&B Falcon Corp. 12.25% 2006................................   2,370,000       2,458,875
                       Western Gas Resources, Inc. 10.00% 2009*....................   2,000,000       2,050,000

                       Telephone -- 0.3%
                       Celcaribe SA 13.50% 2004....................................   1,250,000       1,007,812
                                                                                                  -------------
                                                                                                      8,070,812
                                                                                                  -------------
                       TOTAL BONDS & NOTES (cost $302,062,625).....................                 275,451,485
                                                                                                  -------------


                       COMMON STOCK -- 0.0%                                              SHARES
                       ----------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT -- 0.0%

                       Broadcasting & Media -- 0.0%
                       Paging Do Brasil Holdings Co. LLC, Class B+(4)..............       1,594              16

                       Leisure & Tourism -- 0.0%
                       Capital Gaming International, Inc.+(4)......................         103               1
                                                                                                  -------------
                                                                                                             17
                                                                                                  -------------

---------------------

                       COMMON STOCK (CONTINUED)                                          SHARES           VALUE
                       ----------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY -- 0.0%
                       Telecommunications -- 0.0%
                       Intermedia Communications, Inc.+............................       1,149   $      31,682
                                                                                                  -------------
                       TOTAL COMMON STOCK (cost $178,827)..........................                      31,699
                                                                                                  -------------


                       PREFERRED STOCK -- 5.6%
                       ----------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT -- 3.0%

                       Broadcasting & Media -- 3.0%
                       CSC Holdings, Inc. Series M 11.13%(6).......................      84,151       9,340,808
                                                                                                  -------------
                       INFORMATION TECHNOLOGY -- 2.6%

                       Telecommunications -- 2.6%
                       Dobson Communications Corp. 12.25%(6).......................       1,546       1,386,004
                       Global Crossing Holdings Ltd. 10.50%(6).....................      33,650       3,516,425
                       Intermedia Communications, Inc. 7.00%*......................      60,000       1,380,000
                       IXC Communications, Inc. 6.75%*.............................      15,000         665,625
                       Nextel Communications, Inc., Series E 11.13%(6).............       1,233       1,300,815
                                                                                                  -------------
                                                                                                      8,248,869
                                                                                                  -------------
                       TOTAL PREFERRED STOCK (cost $16,967,423)....................                  17,589,677
                                                                                                  -------------

                       WARRANTS -- 0.3%+                                              WARRANTS
                       ----------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 0.0%

                       Retail -- 0.0%
                       Electronic Retailing Systems International, Inc. 2/01/04....       1,500           2,250
                                                                                                  -------------
                       INDUSTRIAL & COMMERCIAL -- 0.0%

                       Transportation -- 0.0%
                       Golden Ocean Group Ltd. 8/31/01.............................       2,500              25
                                                                                                  -------------
                       INFORMATION & ENTERTAINMENT -- 0.0%

                       Broadcasting & Media -- 0.0%
                       Australis Holdings Property Ltd. 10/31/01*(4)...............       1,000               0
                       Cellnet Data Systems, Inc. 9/15/07*(4)......................       1,700          17,000
                       Knology Holdings, Inc. 10/15/07*............................       6,000          12,048
                       UIH Australia Pacific, Inc. 5/15/06*(4).....................       1,000          20,000
                                                                                                  -------------
                                                                                                         49,048
                                                                                                  -------------
                       INFORMATION TECHNOLOGY -- 0.3%

                       Cellular -- 0.0%
                       Clearnet Communications, Inc. 9/15/05.......................       3,300          16,500
                       International Wireless Communication Holdings, Inc.
                         8/15/07*(4)...............................................       3,750               0
                       Occidente Y Caribe Celular SA 3/15/04*(4)...................       8,000          64,000

                       Computers & Business Equipment -- 0.0%
                       Diva Systems Corp. 3/01/08(4)...............................       9,750              98

                       Electronics -- 0.0%
                       Park N View, Inc.*(4).......................................       3,000              30

                                                           ---------------------

                       WARRANTS (CONTINUED)                                           WARRANTS        VALUE
                       ----------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY (continued)
                       Telecommunications -- 0.3%
                       DTI Holdings, Inc. 3/01/08*(4)..............................      12,500   $         125
                       KMC Telecom Holdings, Inc. 1/31/08*(4)......................       4,650          11,625
                       Poland Telecom Finance BV 12/01/07*(4)......................       1,000              10
                       Primus Telecomm Group, Inc. 8/01/04.........................       1,000          20,000
                       Rhythms NetConnections, Inc. 5/15/08*(4)....................       4,000         638,920
                       Splitrock Services, Inc. 7/15/08............................       1,500         111,562
                       Telehub Communications Corp. 7/31/05(4).....................       2,000          60,000
                       Vialog Corp. 11/15/01.......................................       2,000          70,000
                                                                                                  -------------
                                                                                                        992,870
                                                                                                  -------------
                       UTILITIES -- 0.0%

                       Gas & Pipeline Utilities -- 0.0%
                       Key Energy Services, Inc. 1/15/09(4)........................       2,450           3,675
                                                                                                  -------------
                       TOTAL WARRANTS (cost $698,611)..............................                   1,047,868
                                                                                                  -------------
                       TOTAL INVESTMENT SECURITIES (cost $319,907,486).............                 294,120,729
                                                                                                  -------------


                                                                                     PRINCIPAL
                       REPURCHASE AGREEMENT -- 2.9%                                    AMOUNT
                       ----------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENT -- 2.9%
                       State Street Bank & Trust Co. Joint Repurchase Agreement
                         Account (Note 3) (cost $8,960,000)........................  $8,960,000       8,960,000
                                                                                                  -------------
                       TOTAL INVESTMENTS --
                         (cost $328,867,486)                               96.5%                    303,080,729
                       Other assets less liabilities --                     3.5                      11,078,844
                                                                          -----                   -------------
                       NET ASSETS --                                      100.0%                  $ 314,159,573
                                                                          =====                   =============

              -----------------------------

               +  Non-income producing securities
               *  Resale restricted to qualified institutional buyers
              (1) Represents a zero coupon bond which will convert to an interest-bearing security at a later date
              (2) Variable rate security; rate as of July 31, 1999
              (3) Consists of more than one class of securities traded together as a unit; generally bonds with attached stocks or warrants
              (4) Fair valued security; see Note 2
              (5) Bond in default
              (6) PIK ("Payment-in-Kind") payment made with additional
                  securities in lieu of cash

              See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    WORLDWIDE HIGH INCOME
    PORTFOLIO                              INVESTMENT PORTFOLIO -- JULY 31, 1999
                                                                     (UNAUDITED)

                                                                                             PRINCIPAL
                                                                                              AMOUNT
                                                                                          (DENOMINATED IN
                                          BONDS & NOTES -- 93.1%                          LOCAL CURRENCY)       VALUE
                       --------------------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 3.2%

                       Automotive -- 0.4%
                       Hayes Lemmerz International, Inc. 8.25% 2008*...............            550,000      $     515,625

                       Housing -- 1.5%
                       American Standard Cos., Inc. 7.13% 2006.....................            700,000            687,750
                       D.R. Horton, Inc. 8.00% 2009................................            510,000            487,050
                       Nortek, Inc. 8.88% 2008*....................................            545,000            553,856

                       Retail -- 1.3%
                       HMV Media Group PLC, Series B 10.88% 2008...................  GBP       500,000            782,968
                       Musicland Group, Inc. 9.00% 2003............................            135,000            134,325
                       Musicland Group, Inc., Series B 9.88% 2008..................            600,000            597,000
                                                                                                            -------------
                                                                                                                3,758,574
                                                                                                            -------------
                       CONSUMER STAPLES -- 1.1%

                       Food, Beverage & Tobacco -- 1.1%
                       Embotelladora Arica SA 9.88% 2006*..........................            875,000            891,096
                       Smithfield Foods, Inc. 7.63% 2008...........................            360,000            351,900
                                                                                                            -------------
                                                                                                                1,242,996
                                                                                                            -------------
                       ENERGY -- 3.3%

                       Energy Services -- 0.1%
                       EES Coke Battery Co., Inc. 9.38% 2007*......................            175,000            166,542

                       Energy Sources -- 3.2%
                       Oil Purchase Co. 7.10% 2002*................................            188,368            178,428
                       Petroleos Mexicanos 9.37% 2005(1)...........................          1,270,000          1,171,575
                       Petroleos Mexicanos 9.50% 2027*.............................          1,600,000          1,516,000
                       Synder Oil Corp. 8.75% 2007.................................            590,000            591,475
                       Vintage Petroleum, Inc. 8.63% 2009..........................             75,000             72,375
                       Vintage Petroleum, Inc. 9.75% 2009..........................            165,000            170,982
                                                                                                            -------------
                                                                                                                3,867,377
                                                                                                            -------------
                       FINANCE -- 6.2%

                       Banks -- 1.9%
                       Banco Nacional de Desenvolvimento 15.22% 2008*(1)...........          2,250,000          1,878,750
                       Central Bank Of Nigeria 5.09% 2010(1).......................          1,090,000            403,300

                       Financial Services -- 4.3%
                       Alps, Series 96-1, Class D 12.72% 2006......................            314,288            314,288
                       California FM Lease Trust 8.50% 2017*.......................            461,930            459,800
                       Cellco Finance 15.00% 2005..................................            400,000            412,000
                       Cellco Finance NV 15.00% 2005*..............................            970,000            999,100
                       Dillon Read Structured Finance Corp., Series 1993, Class A1
                         6.66% 2010................................................             83,962             77,975
                       Dillon Read Structured Finance Corp., Series 1994, Class A1
                         7.60% 2007................................................            244,246            237,803
                       Dillon Read Structured Finance Corp., Series 1994, Class A
                         8.38% 2015................................................            625,000            611,506
                       Dillon Reed Structured Finance Corp., Series 1994, Class A
                         9.35% 2019................................................            200,000            201,464
                       Fugi JGB Investment LLC, Series A 9.87% 2049*(1)............            275,000            242,687
                       Indah International Financial 11.88% 2002...................            200,000            161,300

                                                           ---------------------

                                                                                             PRINCIPAL
                                                                                              AMOUNT
                                                                                          (DENOMINATED IN
                                        BONDS & NOTES (CONTINUED)                         LOCAL CURRENCY)       VALUE
                       --------------------------------------------------------------------------------------------------
                       FINANCE (continued)
                       Financial Services (continued)
                       Long Beach Acceptance Auto Grantor Trust, Series 1997-1,
                         Class B 6.85% 2003........................................            133,314      $     132,354
                       OHA Auto Grantor Trust, Series 1997, Class A 11.00% 2004....            599,071            574,965
                       SB Treasury Co. 9.40% 2049*(1)..............................            355,000            351,148
                       Securitized Multiple Asset, Series 1997-5, Class A1 7.72%
                         2005......................................................            496,353            124,088
                       FMAC Loan Receivables Trust, Class C 7.93% 2018.............            145,832            110,832
                                                                                                            -------------
                                                                                                                7,293,360
                                                                                                            -------------
                       HEALTHCARE -- 2.7%

                       Health Services -- 2.7%
                       Columbia/HCA Healthcare Corp. 6.91% 2005....................            455,000            412,854
                       Columbia/HCA Healthcare Corp. 7.00% 2007....................            415,000            369,632
                       Columbia/HCA Healthcare Corp. 7.69% 2025....................          1,200,000            986,532
                       Columbia/HCA Healthcare Corp. 8.85% 2007....................            340,000            338,300
                       Tenet Healthcare Corp. 8.63% 2007...........................          1,120,000          1,080,598
                                                                                                            -------------
                                                                                                                3,187,916
                                                                                                            -------------
                       INDUSTRIAL & COMMERCIAL -- 2.5%

                       Aerospace & Military Technology -- 0.3%
                       Jet Equipment Trust, Series C1 11.79% 2013*.................            300,000            364,412

                       Business Services -- 1.4%
                       Allied Waste North America, Inc. 10.00% 2009*...............            970,000            965,150
                       Allied Waste North America, Inc., Series B 7.88% 2009.......            150,000            137,625
                       Norcal Waste Systems, Inc., Series B 13.50% 2005............            460,000            517,500

                       Machinery -- 0.2%
                       Axia, Inc. 10.75% 2008......................................            200,000            190,000

                       Multi-Industry -- 0.6%
                       Reliance Industries Ltd 10.50% 2046*........................            250,000            206,600
                       Tele1 Europe BV 13.00% 2009*(2).............................  EUR..      490,000           555,654
                                                                                                            -------------
                                                                                                                2,936,941
                                                                                                            -------------
                       INFORMATION & ENTERTAINMENT -- 10.0%

                       Broadcasting & Media -- 6.4%
                       @Entertainment, Inc. zero coupon 2009*(2)(3)................            960,000            566,400
                       Adelphia Communications Corp. 7.50% 2004....................            120,000            113,400
                       Adelphia Communications Corp. 8.38% 2008....................            300,000            286,500
                       Adelphia Communications Corp. 7.75% 2009....................            725,000            661,562
                       Adelphia Communications Corp., Series B 9.88% 2007..........            240,000            249,000
                       Cablevision SA 13.75% 2009..................................            600,000            507,000
                       Chancellor Media Corp. 9.00% 2008...........................            370,000            370,000
                       Chancellor Media Corp., Series B 8.13% 2007.................            450,000            438,750
                       Echostar DBS Corp. 9.38% 2009*..............................            550,000            556,875
                       Globalstar LP 11.38% 2004*..................................            425,000            313,438
                       Multicanal SA 13.13% 2009*..................................            520,000            448,500
                       RCN Corp., Series B zero coupon 2007(3).....................            740,000            488,400
                       Rogers Cablesystems Ltd. 10.13% 2012........................            425,000            452,625
                       Telewest Communications zero coupon 2009(3).................  GBP..      400,000           416,732
                       TV Azteca SA, Series A 10.13% 2004..........................          2,100,000          1,617,000

                       Entertainment Products -- 0.4%
                       Harrah's Operating, Inc. 7.88% 2005.........................            515,000            493,113

                       Leisure & Tourism -- 3.2%
                       Hilton Hotels Corp. 7.95% 2007..............................            525,000            521,272
                       HMH Properties, Inc. 7.88% 2005.............................            810,000            777,600
                       Horseshoe Gaming LLC 8.63% 2009*............................            590,000            569,350
                       International Game Technology 8.38% 2009*...................            540,000            521,100
                       Park Place Entertainment Corp. 7.88% 2005...................            540,000            513,000

---------------------

                                                                                             PRINCIPAL
                                                                                              AMOUNT
                                                                                          (DENOMINATED IN
                                        BONDS & NOTES (CONTINUED)                         LOCAL CURRENCY)       VALUE
                       --------------------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT (continued)
                       Leisure & Tourism (continued)
                       Station Casinos, Inc. 8.88% 2008*...........................            325,000      $     320,125
                       Station Casinos, Inc. 9.75% 2007............................            160,000            164,000
                       Station Casinos, Inc. 10.13% 2006...........................            355,000            363,875
                                                                                                            -------------
                                                                                                               11,729,617
                                                                                                            -------------
                       INFORMATION TECHNOLOGY -- 17.9%

                       Cellular -- 0.7%
                       Occidente Y Caribe Celular SA, Series B zero coupon
                         2004(3)...................................................          1,100,000            770,165

                       Computers & Business Equipment -- 0.1%
                       Entex Information Services, Inc. 12.50% 2006................            105,000             71,400

                       Electronics -- 0.8%
                       Samsung Electronics America, Inc. 9.75% 2003*...............            745,000            744,553
                       Samsung Electronics Ltd. 7.45% 2002*........................            255,000            243,492

                       Software -- 1.9%
                       Netia Holdings II BV 13.50% 2009............................  EUR     1,050,000          1,154,181
                       PSINet, Inc. 11.00% 2009*...................................            250,000            246,875
                       PSINet, Inc., Series B 10.00% 2005..........................            275,000            266,750
                       Wam!Net, Inc., Series B zero coupon 2005(3).................          1,050,000            619,500

                       Telecommunications -- 14.4%
                       American Celluar Corp. 10.50% 2008..........................            410,000            420,250
                       AMSC Acquisition Co., Inc. 12.25% 2008......................            415,000            341,337
                       Bayan Telecommunications 13.50% 2006*.......................          1,450,000          1,370,250
                       Centennial Cellular Operating Co. 10.75% 2008*..............            370,000            381,100
                       CIA International de Telecommunicaciones 10.38% 2004*.......          3,200,000          2,176,000
                       Colt Telecom Group PLC 7.63% 2008...........................  DEM       980,000            526,151
                       Dobson Communications Corp. 11.75% 2007.....................            370,000            388,500
                       Dolphin Telecom PLC zero coupon 2008(3).....................            850,000            420,750
                       Espirit Telecom Group PLC 10.88% 2008.......................            400,000            421,000
                       Global Crossing Holdings Ltd. 9.63% 2008....................            395,000            408,825
                       Globe Telecom Inc. 13.00% 2009*.............................            575,000            575,000
                       Hermes Europe Railtel BV 11.50% 2007........................            490,000            512,050
                       Hyperion Telecommunications, Inc. zero coupon 2003(3).......            460,000            381,800
                       Intermedia Communications, Inc., Series B zero coupon
                         2007(3)...................................................          1,420,000            986,900
                       IXC Communications, Inc., Series B 9.00% 2008...............            140,000            140,000
                       Metromedia Fiber Network, Inc., Series B 10.00% 2008........            270,000            273,712
                       Nextel Communications, Inc. zero coupon 2007(3).............          1,375,000          1,010,625
                       Nextel Communications, Inc. 9.75% 2004@.....................            200,000            204,500
                       Nextlink Communications, Inc. zero coupon 2008(3)...........            940,000            571,050
                       NTL, Inc. 10.75% 2008.......................................  GBP       500,000            551,038
                       NTL, Inc., Series B zero coupon 2008(3).....................            550,000            376,750
                       Onepoint Communications Corp. 14.50% 2008*(2)...............            370,000            232,175
                       Primus Telecom Group, Inc. 11.25% 2009*.....................            135,000            137,363
                       Primus Telecom Group, Inc., Series B 9.88% 2008.............            415,000            394,250
                       Rhythms NetConnections, Inc., Series B zero coupon
                         2008(3)...................................................          1,100,000            577,500
                       Rogers Cantel, Inc. 8.30% 2007..............................            425,000            423,937
                       Rogers Communications, Inc. 9.13% 2006......................             90,000             90,225
                       RSL Communications Ltd. 10.00% 2008.........................  DEM     1,650,000            550,877
                       RSL Communications Ltd. 12.25% 2006.........................             18,000             18,810
                       RSL Communications PLC zero coupon 2008(3)..................            275,000            162,250
                       RSL Communications PLC 9.13% 2008...........................            460,000            423,775
                       United Pan-Europe Communications NV 10.88% 2009*............            800,000            790,000
                       Viatel, Inc. zero coupon 2008(3)............................          1,075,000            671,875
                                                                                                            -------------
                                                                                                               21,027,541
                                                                                                            -------------

                                                           ---------------------

                                                                                             PRINCIPAL
                                                                                              AMOUNT
                                                                                          (DENOMINATED IN
                                        BONDS & NOTES (CONTINUED)                         LOCAL CURRENCY)       VALUE
                       --------------------------------------------------------------------------------------------------
                       MATERIALS -- 3.3%

                       Chemicals -- 1.4%
                       Huntsman ICI Chemicals LLC 10.13% 2009......................  EUR       625,000      $     675,311
                       Huntsman ICI Chemicals, Inc. 10.13% 2009*...................            650,000            651,625
                       Lyondell Chemical Co., Class A 9.63% 2007*..................            315,000            318,938

                       Forest Products -- 1.1%
                       S.D. Warren Co., Class B 12.00% 2004........................            265,000            281,562
                       Tembec Industries, Inc. 8.63% 2009..........................            180,000            178,425
                       Tjiwi Kimia 13.25% 2001.....................................            900,000            769,500

                       Metals & Minerals -- 0.8%
                       Impress Metal Packaging Holdings BV 9.88% 2007..............  DEM       300,000            179,683
                       Murrin Murrin Holdings Property Ltd. 9.38% 2007.............            410,000            364,900
                       National Steel Corp., Series D 9.88% 2009...................            405,000            415,125
                       NSM Steel, Inc., Series B 12.25% 2008*(4)...................            270,000              2,700
                                                                                                            -------------
                                                                                                                3,837,769
                                                                                                            -------------
                       NON-U.S. GOVERNMENT OBLIGATIONS -- 40.6%

                       Foreign Government -- 40.6%
                       Jamaica Government Bonds 10.88% 2005*.......................            700,000            651,000
                       Kingdom of Jordan 6.19% 2023(1).............................            733,000            454,460
                       Kingdom of Morroco, Series A 5.91% 2009(1)..................          2,053,000          1,680,894
                       Republic of Argentina zero coupon 2007......................          1,398,152            415,139
                       Republic of Argentina 5.94% 2005(1).........................          3,022,500          2,513,209
                       Republic of Argentina 8.75% 2002............................          1,440,000          1,245,600
                       Republic of Argentina 11.75% 2009...........................          4,480,000          3,953,600
                       Republic of Argentina 12.13% 2019...........................          1,200,000          1,050,000
                       Republic of Brazil 5.00% 2014(6)............................          4,058,577          2,480,805
                       Republic of Brazil 5.88% 2006(1)............................          1,054,500            814,601
                       Republic of Brazil 5.94% 2009...............................          1,300,000            882,375
                       Republic of Brazil 5.94% 2012...............................          2,330,000          1,382,488
                       Republic of Brazil 11.63% 2004..............................          4,650,000          4,231,500
                       Republic of Bulgaria 2.75% 2001(1)..........................          4,920,000          2,995,050
                       Republic of Colombia 9.71% 2005(1)..........................            780,000            670,800
                       Republic of Colombia 9.75% 2009.............................          3,300,000          2,739,000
                       Republic of Colombia 10.88% 2004............................            430,000            411,725
                       Republic of Ecuador 6.00% 2025(1)...........................            720,000            306,000
                       Republic of Panama 4.00% 2017(1)............................            680,224            481,258
                       Republic of Panama 9.38% 2029*..............................          1,100,000          1,020,250
                       Republic of Peru zero coupon 2017*..........................            450,000            244,125
                       Republic of Peru 3.75% 2017(1)..............................          1,480,000            802,900
                       Republic of Venezuela 6.31% 2007(1).........................          2,630,940          1,933,741
                       Russia Federation Ministry of Finance 3.00% 2003*...........                680                134
                       Russian Government Bonds 11.00% 2018........................          9,120,000          4,514,400
                       Russian Interest Notes 6.06% 2015*(1).......................                123                 19
                       United Mexican States 10.38% 2009...........................          6,980,000          7,014,900
                       United Mexican States 11.38% 2016...........................          2,710,000          2,792,655
                                                                                                            -------------
                                                                                                               47,682,628
                                                                                                            -------------
                       REAL ESTATE -- 0.4%

                       Real Estate Companies -- 0.3%
                       Glencore Nickel Property Ltd. 9.00% 2014....................            380,000            330,600

                       Real Estate Investment Trusts -- 0.1%
                       Host Marriott LP 8.38% 2006*................................            110,000            106,700
                                                                                                            -------------
                                                                                                                  437,300
                                                                                                            -------------

---------------------

                                                                                             PRINCIPAL
                                                                                              AMOUNT
                                                                                          (DENOMINATED IN
                                        BONDS & NOTES (CONTINUED)                         LOCAL CURRENCY)       VALUE
                       --------------------------------------------------------------------------------------------------
                       UTILITIES -- 1.9%
                       Electric Utilities -- 1.0%
                       CMS Energy Corp. 7.50% 2009.................................            495,000      $     460,328
                       Empresa Nacional De Electricidad SA 7.75% 2008..............            840,000            793,405

                       Gas & Pipeline Utilities -- 0.3%
                       Ras Laffan Liquified Natural Gas Co. 8.29% 2014*............            365,000            332,836

                       Telephone -- 0.6%
                       Iridium Capital Corp., Series A 13.00% 2005.................            450,000             78,750
                       Philippine Long District Telephone Co. Maine 7.85% 2007.....            300,000            253,950
                       PTC International Finance BV zero coupon 2007(3)............            480,000            350,400
                                                                                                            -------------
                                                                                                                2,269,669
                                                                                                            -------------
                       TOTAL BONDS & NOTES (cost $113,144,028).....................                           109,271,688
                                                                                                            -------------

                                         PREFERRED STOCK -- 0.8%                              SHARES
                       --------------------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT -- 0.3%

                       Broadcasting & Media -- 0.3%
                       Paxson Communications Corp. 9.75%*(5).......................                  9             85,840
                       Paxson Communications Corp. 13.25%(5).......................                 33            301,435
                                                                                                            -------------
                                                                                                                  387,275
                                                                                                            -------------
                       INFORMATION TECHNOLOGY -- 0.5%

                       Software -- 0.2%
                       Concentric Network Corp., Series B 13.50%(5)................                227            217,489

                       Telecommunications -- 0.3%
                       IXC Communications, Inc. 12.50%(5)..........................                363            395,682
                                                                                                            -------------
                                                                                                                  613,171
                                                                                                            -------------
                       TOTAL PREFERRED STOCK (cost $901,573).......................                             1,000,446
                                                                                                            -------------

                                            WARRANTS -- 0.4%+                                WARRANTS
                       --------------------------------------------------------------------------------------------------
                       INDUSTRIAL & COMMERCIAL -- 0.0%

                       Business Services -- 0.0%
                       Nokornthai Strip Ml Public Ltd. 2/01/08.....................            170,935              1,709
                                                                                                            -------------
                       INFORMATION & ENTERTAINMENT -- 0.0%

                       Broadcasting & Media -- 0.0%
                       @Entertainment, Inc. 12/15/08*..............................              3,840             48,000
                       Paxson Communications Corp. 6/30/03*........................                256                640
                                                                                                            -------------
                                                                                                                   48,640
                                                                                                            -------------
                       INFORMATION TECHNOLOGY -- 0.4%

                       Cellular -- 0.1%
                       Occidente Y Caribe Celular SA 3/15/04*......................              4,400             75,350

                       Software -- 0.0%
                       Wam!Net, Inc. 3/01/05*......................................              1,200              2,730

                                                           ---------------------


                                           Warrants (continued)                              WARRANTS           VALUE
                       --------------------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY (continued)
                       Telecommunications -- 0.3%
                       American Mobile Satellite Co. 4/01/08.......................                415      $      20,802
                       Onepoint Communications Corp. 6/01/08.......................                370                416
                       Rhythms NetConnections, Inc. 5/15/08*.......................              2,550            331,373
                                                                                                            -------------
                                                                                                                  430,671
                                                                                                            -------------
                       NON-U.S. GOVERNMENT OBLIGATIONS -- 0.0%

                       Foreign Government -- 0.0%
                       Republic of Argentina 2/25/00...............................              2,550              2,040
                                                                                                            -------------
                       TOTAL WARRANTS (cost $127,668)..............................                               483,060
                                                                                                            -------------
                       TOTAL INVESTMENT SECURITIES (cost $114,173,269).............                           110,755,194
                                                                                                            -------------

                                                                                         PRINCIPAL
                                                                                          AMOUNT
                                                                                      (DENOMINATED IN
                                      SHORT-TERM SECURITIES -- 2.0%                   LOCAL CURRENCY)
                       ----------------------------------------------------------------------------------------------
                       FOREIGN SHORT-TERM NOTES -- 2.0%
                       Turkey Treasury Bill zero coupon due 9/15/99............ TRL   283,264,000,000         604,349
                       Turkey Treasury Bill zero coupon due 10/27/99........... TRL    35,910,000,000         714,880
                       Turkey Treasury Bill zero coupon due 2/09/00............ TRL   251,178,000,000         405,782
                       Turkey Treasury Bill zero coupon due 2/09/00............ TRL   398,300,000,000         643,459
                                                                                                        -------------
                       TOTAL SHORT-TERM SECURITIES (cost $2,533,821)...............                         2,368,470
                                                                                                        -------------

                                       REPURCHASE AGREEMENT -- 0.9%
                       -----------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENT -- 0.9%
                       Agreement with State Street Bank & Trust Co., bearing
                         interest at 4.25%, dated 7/30/99, to be repurchased
                         8/02/99 in the amount of $1,011,358 and collateralized by
                         $1,010,000 of U.S. Treasury Notes, bearing interest at
                         6.50%, due 5/31/01 and having an approximate value of
                         $1,035,280 (cost $1,011,000)@.............................   $1,011,000       1,011,000
                                                                                                   -------------
                       TOTAL INVESTMENTS --
                         (cost $117,718,090)                              97.2%                      114,134,664
                       Other assets less liabilities --                    2.8                         3,255,681
                                                                        ------                     -------------
                       NET ASSETS --                                     100.0%                    $ 117,390,345
                                                                        ======                     =============

              -----------------------------

               +  Non-income producing securities

               *  Resale restricted to qualified institutional buyers

              (1) Variable rate security; rate as of July 31, 1999

              (2) Consists of more than one class of securities traded together as a unit; generally bonds with attached stocks or warrants

              (3) Represents a zero coupon bond which will convert to an interest-bearing security at a later date

              (4) Bond in default

              (5) PIK ("Payment-in-Kind") payment made with additional
                  securities in lieu of cash

              (6) A portion of the coupon interest is received in cash and a portion is capitalized in the principal of the security

---------------------

                Allocation of investments as a percentage of net assets by country as of July 31, 1999:

                       United States...............................................   36.8%
                       Mexico......................................................   10.7%
                       Argentina...................................................   10.5%
                       Brazil......................................................    9.9%
                       Russia......................................................    3.8%
                       Colombia....................................................    3.3%
                       Turkey......................................................    3.2%
                       Bulgaria....................................................    2.6%
                       United Kingdom..............................................    2.5%
                       Netherlands.................................................    2.1%
                       Venezuela...................................................    1.6%
                       Malaysia....................................................    1.4%
                       Panama......................................................    1.3%
                       Canada......................................................    1.0%
                       Peru........................................................    0.9%
                       Switzerland.................................................    0.8%
                       Chile.......................................................    0.7%
                       Australia...................................................    0.6%
                       Jamaica.....................................................    0.6%
                       Jordon......................................................    0.4%
                       Nigeria.....................................................    0.3%
                       Ecuador.....................................................    0.3%
                       Qatar.......................................................    0.3%
                       Philippines.................................................    0.2%
                       India.......................................................    0.2%
                       South Korea.................................................    0.2%
                       Luxemborg...................................................    0.1%
                                                                                      -----
                                                                                      96.3%
                                                                                      =====

               @ The security or a portion thereof represent collateral for the following open futures contract:

                                                                OPEN FUTURES CONTRACT
                       --------------------------------------------------------------------------------------------------------
                                                                                                 VALUE AS OF
                                                               EXPIRATION         VALUE AT        JULY 31,         UNREALIZED
                       CONTRACTS   DESCRIPTION                    DATE           TRADE DATE         1999          APPRECIATION
                       --------------------------------------------------------------------------------------------------------
                        9 Short    Long Gilt...............  September 1999      $1,639,999      $1,589,074         $50,925
                                                                                                                    ========

                                     OPEN FORWARD FOREIGN CURRENCY CONTRACTS
                       -------------------------------------------------------------------
                          CONTRACT                IN            DELIVERY  GROSS UNREALIZED
                         TO DELIVER          EXCHANGE FOR         DATE      APPRECIATION
                       -------------------------------------------------------------------
                       EUR     175,000   USD          188,388    8/20/99      $   894
                       EUR   1,510,000   USD        1,626,270   10/27/99          320
                                                                              --------
                                                                              $ 1,214
                                                                              --------

                                                                    GROSS UNREALIZED
                                                                      DEPRECIATION
                       -------------------------------------------------------------
                       EUR     315,000   USD    334,845    8/20/99     $ (2,643)
                       EUR   1,050,000   USD  1,111,404   10/26/99      (19,139)
                       EUR     275,000   USD    291,085   10/26/99       (5,010)
                       EUR     695,000   USD    735,289   10/27/99      (13,079)
                       GBP   1,215,000   USD  1,957,572    9/03/99      (11,682)
                                                                       ---------
                                                                        (51,553)
                                                                       ---------
                                Net Unrealized Depreciation.......     $(50,339)
                                                                       =========

              -----------------------------

                       DEM  --   Deutsche Mark                         TRL  --   Turkish Lire
                       EUR  --   Euro Dollar                           USD  --   United States Dollar
                       GBP  --   Pound Sterling

              See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    SUNAMERICA BALANCED
    PORTFOLIO                              INVESTMENT PORTFOLIO -- JULY 31, 1999
                                                                     (UNAUDITED)

                       COMMON STOCK -- 62.7%                                           SHARES          VALUE
                       -----------------------------------------------------------------------------------------

                       CONSUMER DISCRETIONARY -- 4.7%

                       Automotive -- 1.1%
                       Delphi Automotive Systems Corp. ............................       18,871   $    339,678
                       Ford Motor Co. .............................................       30,000      1,458,750
                       General Motors Corp. .......................................       27,000      1,645,312

                       Retail -- 3.6%
                       Dayton Hudson Corp. ........................................       20,000      1,293,750
                       Gap, Inc. ..................................................       70,750      3,307,563
                       Home Depot, Inc. ...........................................       65,000      4,147,812
                       Wal-Mart Stores, Inc. ......................................       70,000      2,957,500
                                                                                                   -------------
                                                                                                     15,150,365
                                                                                                   -------------
                       CONSUMER STAPLES -- 1.2%

                       Food, Beverage & Tobacco -- 1.2%
                       Philip Morris Cos., Inc. ...................................      105,700      3,937,325
                                                                                                   -------------
                       ENERGY -- 4.8%

                       Energy Services -- 2.6%
                       Baker Hughes, Inc. .........................................       37,700      1,312,431
                       Halliburton Co. ............................................       65,000      2,998,125
                       Schlumberger Ltd. ..........................................       65,000      3,936,563

                       Energy Sources -- 2.2%
                       Chevron Corp. ..............................................       15,000      1,368,750
                       Mobil Corp. ................................................       30,000      3,067,500
                       Royal Dutch Petroleum Co. ADR...............................       46,000      2,806,000
                                                                                                   -------------
                                                                                                     15,489,369
                                                                                                   -------------
                       FINANCE -- 10.9%

                       Banks -- 4.8%
                       Bank of America Corp. ......................................       20,400      1,354,050
                       Bank of New York Co., Inc. .................................       30,000      1,108,125
                       Chase Manhattan Corp. ......................................       55,000      4,228,125
                       First Union Corp............................................       25,000      1,150,000
                       Mellon Bank Corp............................................       60,000      2,025,000
                       Summit Bancorp..............................................      110,000      4,070,000
                       Wells Fargo Co..............................................       40,000      1,560,000

                       Financial Services -- 6.1%
                       American Express Co.........................................       30,000      3,952,500
                       Associates First Capital Corp., Class A.....................       30,000      1,149,375
                       Capital One Financial Corp. ................................       80,000      3,710,000
                       Citigroup, Inc. ............................................       86,250      3,843,516
                       Federal Home Loan Mortgage Corp. ...........................       20,000      1,147,500
                       Merrill Lynch & Co., Inc. ..................................       25,000      1,701,562
                       Morgan Stanley, Dean Witter & Co. ..........................       35,000      3,154,375
                       PaineWebber Group, Inc. ....................................       30,000      1,200,000
                                                                                                   -------------
                                                                                                     35,354,128
                                                                                                   -------------

---------------------

                                         COMMON STOCK (CONTINUED)                      SHARES          VALUE
                       -----------------------------------------------------------------------------------------
                       HEALTHCARE -- 5.6%
                       Drugs -- 3.5%
                       Biogen, Inc.+...............................................       45,000   $  3,096,562
                       Merck & Co., Inc. ..........................................       35,000      2,369,063
                       Pfizer, Inc. ...............................................       60,000      2,036,250
                       Schering-Plough Corp. ......................................       30,000      1,470,000
                       Warner-Lambert Co. .........................................       35,000      2,310,000

                       Medical Products -- 2.1%
                       Amgen, Inc.+................................................       35,000      2,690,625
                       Genzyme-Molecular Oncology Corp.+...........................            1              2
                       Johnson & Johnson Co. ......................................       45,000      4,145,625
                                                                                                   -------------
                                                                                                     18,118,127
                                                                                                   -------------
                       INDUSTRIAL & COMMERCIAL -- 5.9%

                       Aerospace & Military Technology -- 1.0%
                       United Technologies Corp. ..................................       50,000      3,334,375

                       Electrical Equipment -- 3.1%
                       General Electric Co. .......................................       90,000      9,810,000

                       Multi-Industry -- 1.4%
                       Tyco International Ltd. ....................................       47,000      4,591,312

                       Transportation -- 0.4%
                       Burlington Northern Santa Fe Corp. .........................       40,000      1,280,000
                                                                                                   -------------
                                                                                                     19,015,687
                                                                                                   -------------
                       INFORMATION & ENTERTAINMENT -- 4.3%

                       Broadcasting & Media -- 4.0%
                       AT&T Corp. Liberty Media Group, Inc., Class A+..............       60,000      2,220,000
                       CBS Corp.+..................................................       85,000      3,734,688
                       MediaOne Group, Inc.+.......................................       35,000      2,533,125
                       Time Warner, Inc. ..........................................       60,000      4,320,000

                       Entertainment Products -- 0.1%
                       Oakley, Inc.+...............................................       67,000        469,000

                       Leisure & Tourism -- 0.2%
                       Carnival Corp., Class A.....................................       16,000        743,000
                                                                                                   -------------
                                                                                                     14,019,813
                                                                                                   -------------
                       INFORMATION TECHNOLOGY -- 17.8%

                       Computers & Business Equipment -- 7.1%
                       Cisco Systems, Inc.+........................................       70,000      4,348,750
                       Dell Computer Corp.+........................................       70,000      2,861,250
                       EMC Corp.+..................................................       90,000      5,450,625
                       Hewlett-Packard Co. ........................................       25,000      2,617,188
                       International Business Machines Corp. ......................       60,200      7,566,387

                       Electronics -- 4.2%
                       Intel Corp. ................................................       70,000      4,830,000
                       Motorola, Inc. .............................................       40,000      3,650,000
                       Texas Instruments, Inc. ....................................       35,000      5,040,000

                       Software -- 3.3%
                       Microsoft Corp.+............................................      100,000      8,581,250
                       Nortel Networks Corp. ......................................       25,000      2,215,625

                                                           ---------------------

                                         COMMON STOCK (CONTINUED)                      SHARES          VALUE
                       -----------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY (continued)
                       Telecommunications -- 3.2%
                       Clear Channel Communications, Inc.+.........................       40,000   $  2,782,500
                       Comcast Corp., Class A......................................       75,000      2,887,500
                       Lucent Technologies, Inc. ..................................       75,000      4,879,687
                                                                                                   -------------
                                                                                                     57,710,762
                                                                                                   -------------
                       MATERIALS -- 3.1%

                       Chemicals -- 1.0%
                       du Pont (E.I.) de Nemours & Co. ............................       45,000      3,242,813

                       Forest Products -- 1.1%
                       Georgia-Pacific Group.......................................       80,000      3,595,000

                       Metals & Minerals -- 1.0%
                       Alcoa, Inc. ................................................       50,000      2,993,750
                                                                                                   -------------
                                                                                                      9,831,563
                                                                                                   -------------
                       UTILITIES -- 4.4%

                       Electric Utilities -- 0.3%
                       PECO Energy Co. ............................................       20,000        847,500

                       Gas & Pipeline Utilities -- 1.0%
                       Enron Corp. ................................................       40,000      3,407,500

                       Telephone -- 3.1%
                       AT&T Corp. .................................................       67,000      3,479,813
                       MCI WorldCom, Inc.+.........................................       80,000      6,600,000
                                                                                                   -------------
                                                                                                     14,334,813
                                                                                                   -------------
                       TOTAL COMMON STOCK (cost $174,242,713)......................                 202,961,952
                                                                                                   -------------

                                                                                      PRINCIPAL
                                          BONDS & NOTES -- 30.6%                       AMOUNT
                       -----------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 0.2%

                       Automotive -- 0.2%
                       Chrysler Corp. 7.45% 2027...................................  $   750,000        739,050
                                                                                                   -------------
                       FINANCE -- 1.0%

                       Financial Services -- 1.0%
                       CS First Boston Mortgage Securities Corp. 6.48% 2008........    2,500,000      2,359,125
                       Morgan Stanley Group, Inc. 6.88% 2007.......................    1,000,000        980,640
                                                                                                   -------------
                                                                                                      3,339,765
                                                                                                   -------------
                       INFORMATION TECHNOLOGY -- 0.3%

                       Electronics -- 0.3%
                       Texas Instruments, Inc. 6.13% 2006..........................    1,000,000        933,520
                                                                                                   -------------
                       U.S. GOVERNMENT & AGENCIES -- 29.1%

                       U.S. Government & Agencies -- 29.1%
                       Federal National Mortgage Association 5.25% 2009............    7,000,000      6,292,370
                       Federal National Mortgage Association 5.75% 2003............    3,385,000      3,318,891
                       Federal National Mortgage Association 5.75% 2008............      750,000        704,647
                       Overseas Private Investment Corp. 6.99% 2009................    4,435,000      4,458,905
                       Small Business Administration 6.30% 2018....................    1,917,615      1,855,293
                       United States Treasury Bonds 5.25% 2028.....................      600,000        523,500
                       United States Treasury Notes 5.25% 2004.....................   20,000,000     19,550,000

---------------------

                                                                                      PRINCIPAL
                                        BONDS & NOTES (CONTINUED)                      AMOUNT          VALUE
                       -----------------------------------------------------------------------------------------
                       U.S. GOVERNMENT & AGENCIES (continued)
                       United States Treasury Notes 5.50% 2001.....................  $55,000,000   $ 54,862,500
                       United States Treasury Notes 5.50% 2009.....................    2,500,000      2,425,000
                                                                                                   -------------
                                                                                                     93,991,106
                                                                                                   -------------
                       TOTAL BONDS & NOTES (cost $100,580,568).....................                  99,003,441
                                                                                                   -------------
                       TOTAL INVESTMENT SECURITIES (cost $274,823,281).............                 301,965,393
                                                                                                   -------------

                       REPURCHASE AGREEMENTS -- 25.8%
                       -----------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENTS -- 25.8%
                       PaineWebber, Inc. Joint Repurchase Agreement Account (Note
                         3)........................................................   55,000,000     55,000,000
                       State Street Bank & Trust Co. Joint Repurchase Agreement
                         Account (Note 3)..........................................   28,347,000     28,347,000
                                                                                                   -------------
                       TOTAL REPURCHASE AGREEMENTS (cost $83,347,000)..............                  83,347,000
                                                                                                   -------------

                       TOTAL INVESTMENTS --
                         (cost $358,170,281)                         119.1%                                     385,312,393
                       Liabilities in excess of other assets --      (19.1)                                     (61,786,690)
                                                                     ------                                    -------------
                       NET ASSETS --                                 100.0%                                    $323,525,703
                                                                     ======                                    =============

              -----------------------------

              + Non-income producing securities

              ADR -- American Depository Receipt

              See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    MFS TOTAL RETURN
    PORTFOLIO                              INVESTMENT PORTFOLIO -- JULY 31, 1999
                                                                     (UNAUDITED)

                       COMMON STOCK -- 53.9%                                           SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 2.8%

                       Automotive -- 1.5%
                       Delphi Automotive Systems Corp. ............................      34,300   $    617,400
                       Ford Motor Co. .............................................      15,000        729,375
                       TRW, Inc. ..................................................      26,800      1,432,125

                       Housing -- 0.2%
                       Sherwin Williams Co. .......................................      10,000        270,000
                       Stanley Works...............................................       8,000        223,500

                       Retail -- 1.1%
                       Albertsons, Inc. ...........................................      15,435        766,927
                       Dayton Hudson Corp. ........................................      19,800      1,280,812
                                                                                                  -------------
                                                                                                     5,320,139
                                                                                                  -------------
                       CONSUMER STAPLES -- 3.1%

                       Food, Beverage & Tobacco -- 2.3%
                       Anheuser-Busch Cos., Inc. ..................................       2,000        157,875
                       Archer-Daniels-Midland Co. .................................      60,000        840,000
                       General Mills, Inc. ........................................      11,600        960,625
                       Hershey Foods Corp. ........................................       5,000        290,000
                       Nestle SA+..................................................         680      1,336,211
                       PepsiCo, Inc. ..............................................       7,000        273,875
                       Philip Morris Cos., Inc. ...................................       9,900        368,775
                       Quaker Oats Co. ............................................       1,200         81,675

                       Household Products -- 0.8%
                       Fortune Brands, Inc. .......................................      22,000        869,000
                       Kimberly-Clark Corp.........................................      11,300        689,300
                                                                                                  -------------
                                                                                                     5,867,336
                                                                                                  -------------
                       ENERGY -- 7.9%

                       Energy Services -- 2.4%
                       Coastal Corp. ..............................................      51,400      2,033,512
                       Consol Energy, Inc. ........................................      21,000        233,625
                       Halliburton Co. ............................................      22,000      1,014,750
                       Noble Drilling Corp.+.......................................      52,100      1,182,019

                       Energy Sources -- 5.5%
                       Apache Corp. ...............................................       6,900        292,819
                       BP Amoco PLC ADR............................................      29,775      3,450,178
                       Chevron Corp. ..............................................      10,200        930,750
                       Conoco, Inc., Class A+......................................      27,400        714,113
                       Exxon Corp. ................................................       5,200        412,750
                       Mobil Corp. ................................................      16,100      1,646,225
                       Royal Dutch Petroleum Co. ADR...............................      14,300        872,300
                       Sonat, Inc. ................................................      20,200        710,788

---------------------

                       COMMON STOCK (CONTINUED)                                        SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       ENERGY (continued)
                       Energy Sources (continued)
                       Texaco, Inc.................................................       8,800   $    548,350
                       Unocal Corp.................................................      19,400        769,937
                                                                                                  -------------
                                                                                                    14,812,116
                                                                                                  -------------
                       FINANCE -- 12.4%

                       Banks -- 3.8%
                       Bank of America Corp........................................      11,926        791,588
                       Bank of New York Co., Inc...................................      38,500      1,422,094
                       Bank One Corp. .............................................       3,170        172,963
                       ING Groep NV................................................      24,788      1,261,089
                       Mellon Bank Corp. ..........................................      38,200      1,289,250
                       National City Corp. ........................................       3,400        101,150
                       PNC Bank Corp. .............................................      23,200      1,226,700
                       Wells Fargo Co. ............................................      21,600        842,400

                       Financial Services -- 3.7%
                       A.G. Edwards, Inc. .........................................      22,900        632,612
                       American Express Co. .......................................      10,900      1,436,075
                       Citigroup, Inc. ............................................      24,300      1,082,869
                       Federal Home Loan Mortgage Corp. ...........................      11,200        642,600
                       Morgan Stanley, Dean Witter & Co. ..........................       5,700        513,713
                       ReliaStar Financial Corp. ..................................      22,000        998,250
                       The Hartford Financial Services Group, Inc. ................      30,370      1,639,980

                       Insurance -- 4.9%
                       Allstate Corp. .............................................      24,200        859,100
                       AXA SA de CV ADR............................................       4,700        550,573
                       Chubb Corp. ................................................      20,000      1,196,250
                       CIGNA Corp. ................................................      15,900      1,402,181
                       Equitable Cos., Inc. .......................................      24,100      1,548,425
                       Jefferson-Pilot Corp. ......................................       8,500        621,031
                       Lincoln National Corp. .....................................      37,100      1,855,000
                       St. Paul Cos., Inc. ........................................      23,900        743,888
                       Unumprovident Corp. ........................................       6,900        357,075
                                                                                                  -------------
                                                                                                    23,186,856
                                                                                                  -------------
                       HEALTHCARE -- 1.8%

                       Drugs -- 1.5%
                       American Home Products Corp. ...............................      15,400        785,400
                       Bristol-Myers Squibb Co. ...................................       3,900        259,350
                       Pfizer, Inc. ...............................................       3,000        101,813
                       Pharmacia & Upjohn, Inc. ...................................      13,400        721,087
                       Schering-Plough Corp. ......................................       2,000         98,000
                       SmithKline Beecham PLC ADR..................................      15,300        918,956

                       Health Services -- 0.1%
                       Columbia/HCA Healthcare Corp. ..............................       4,600        102,350

                       Medical Products -- 0.2%
                       Baxter International, Inc. .................................       4,400        302,225
                                                                                                  -------------
                                                                                                     3,289,181
                                                                                                  -------------
                       INDUSTRIAL & COMMERCIAL -- 3.3%

                       Aerospace & Military Technology -- 2.5%
                       Allied Signal, Inc. ........................................      40,500      2,619,844
                       Lockheed Martin Corp. ......................................      10,500        365,531
                       Raytheon Co., Class A.......................................      18,800      1,306,600
                       United Technologies Corp. ..................................       5,500        366,781

                                                           ---------------------

                       COMMON STOCK (CONTINUED)                                        SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       INDUSTRIAL & COMMERCIAL (continued)
                       Business Services -- 0.0%
                       Waste Management, Inc. .....................................       1,900   $     48,569
                       Electrical Equipment -- 0.1%
                       General Electric Co. .......................................       2,400        261,600
                       Multi-Industry -- 0.2%
                       Tyco International Ltd. ....................................       2,700        263,756
                       Transportation -- 0.5%
                       Burlington Northern Santa Fe Corp. .........................       9,400        300,800
                       Canadian National Railway Co. ..............................       5,000        335,000
                       Norfolk Southern Corp. .....................................       9,000        263,250
                                                                                                  -------------
                                                                                                     6,131,731
                                                                                                  -------------
                       INFORMATION & ENTERTAINMENT -- 4.5%

                       Broadcasting & Media -- 2.9%
                       CBS Corp.+ .................................................       7,200        316,350
                       Gannett Co., Inc. ..........................................      18,800      1,358,300
                       MediaOne Group, Inc.+ ......................................      13,700        991,537
                       New York Times Co., Class A ................................      24,600        967,088
                       Time Warner, Inc. ..........................................      24,900      1,792,800

                       Entertainment Products -- 0.0%
                       Eastman Kodak Co. ..........................................       1,000         69,125

                       Leisure & Tourism -- 1.6%
                       Hilton Hotels Corp. ........................................      17,300        225,981
                       McDonald's Corp. ...........................................      47,900      1,996,831
                       MGM Grand, Inc.+ ...........................................       6,500        293,719
                       The Walt Disney Co.+ .......................................      14,700        406,088
                                                                                                  -------------
                                                                                                     8,417,819
                                                                                                  -------------
                       INFORMATION TECHNOLOGY -- 4.3%

                       Computers & Business Equipment -- 2.0%
                       Hewlett-Packard Co. ........................................      11,500      1,203,906
                       International Business Machines Corp. ......................      10,600      1,332,288
                       Xerox Corp. ................................................      22,800      1,111,500

                       Electronics -- 1.6%
                       Emerson Electric Co. .......................................      23,100      1,378,781
                       Motorola, Inc. .............................................      17,700      1,615,125

                       Telecommunications -- 0.7%
                       ALLTEL Corp. ...............................................       7,000        502,688
                       Telephone & Data Systems, Inc. .............................      11,700        870,187
                                                                                                  -------------
                                                                                                     8,014,475
                                                                                                  -------------
                       MATERIALS -- 3.8%

                       Chemicals -- 1.7%
                       Akzo Nobel NV+ .............................................      24,000      1,025,724
                       Dow Chemical Co. ...........................................       5,300        657,200
                       Engelhard Corp. ............................................      31,200        696,150
                       Rohm & Haas Co. ............................................      21,400        912,175

                       Forest Products -- 1.6%
                       Bowater, Inc. ..............................................      18,600        925,350
                       Champion International Corp. ...............................      19,700      1,019,475
                       International Paper Co. ....................................       8,700        444,788
                       Weyerhaeuser Co. ...........................................       8,400        543,375

---------------------

                       COMMON STOCK (CONTINUED)                                        SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       MATERIALS (continued)
                       Metals & Minerals -- 0.5%
                       Alcoa, Inc. ................................................       7,600   $    455,050
                       PPG Industries, Inc. .......................................       7,900        471,038
                                                                                                  -------------
                                                                                                     7,150,325
                                                                                                  -------------
                       REAL ESTATE -- 0.1%

                       Real Estate Investment Trusts -- 0.1%
                       TriNet Corporate Realty Trust, Inc. ........................      10,200        263,925
                                                                                                  -------------
                       UTILITIES -- 9.9%

                       Electric Utilities -- 3.3%
                       Carolina Power & Light Co. .................................      22,900        941,762
                       CMS Energy Corp. ...........................................      11,700        437,287
                       Duke Energy Corp. ..........................................      14,000        741,125
                       FirstEnergy Corp. ..........................................      15,200        434,150
                       GPU, Inc. ..................................................      17,000        652,375
                       PECO Energy Co. ............................................      16,000        678,000
                       Pinnacle West Capital Corp. ................................      20,000        798,750
                       Sierra Pacific Resources Co.+ ..............................      15,840        411,840
                       Southern Co. ...............................................      22,500        594,844
                       Texas Utilities Co. ........................................       9,000        381,938

                       Gas & Pipeline Utilities -- 1.7%
                       Columbia Energy Group, Inc. ................................      17,500      1,041,250
                       Eastern Enterprises ........................................      21,800        848,837
                       National Fuel Gas Co. ......................................       6,000        281,625
                       Sempra Energy ..............................................      10,500        232,969
                       The Williams Cos., Inc. ....................................       6,700        281,819
                       UGI Corp. ..................................................       7,000        166,250
                       Washington Gas Light Co. ...................................      14,000        390,250

                       Telephone -- 4.9%
                       AT&T Corp. .................................................      16,950        880,341
                       Bell Atlantic Corp. ........................................      13,000        828,750
                       BellSouth Corp. ............................................       6,400        307,200
                       GTE Corp. ..................................................      43,700      3,220,144
                       Nippon Telegraph & Telephone Corp. ADR .....................       9,000        565,312
                       SBC Communications, Inc. ...................................      34,100      1,950,094
                       Sprint Corp. ...............................................      26,600      1,374,887
                                                                                                  -------------
                                                                                                    18,441,799
                                                                                                  -------------
                       TOTAL COMMON STOCK (cost $93,928,798).......................                100,895,702
                                                                                                  -------------

                       PREFERRED STOCK -- 2.4%
                       ----------------------------------------------------------------------------------------
                       ENERGY -- 0.5%

                       Energy Sources -- 0.5%
                       Apache Corp. 6.50% .........................................       5,700        220,875
                       El Paso Energy Capital Trust I 4.75% .......................      13,500        666,563
                                                                                                  -------------
                                                                                                       887,438
                                                                                                  -------------
                       FINANCE -- 0.8%

                       Financial Services -- 0.5%
                       Newell Financial Trust I 5.25% .............................      16,800        894,600

                       Insurance -- 0.3%
                       Lincoln National Corp. 7.75% ...............................      26,000        695,500
                                                                                                  -------------
                                                                                                     1,590,100
                                                                                                  -------------

                                                           ---------------------

                       PREFERRED STOCK (CONTINUED)                                     SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       INDUSTRIAL & COMMERCIAL -- 0.5%
                       Business Services -- 0.1%
                       Owens Illinois, Inc. 4.75% .................................       3,600   $    138,150

                       Multi-Industry -- 0.1%
                       Seagram Ltd. 7.50% .........................................       6,100        308,050

                       Transportation -- 0.3%
                       Union Pacific Capital Trust 6.25% ..........................      10,400        526,500
                                                                                                  -------------
                                                                                                       972,700
                                                                                                  -------------
                       UTILITIES -- 0.6%

                       Electric Utilities -- 0.6%
                       CMS Energy Corp. 8.75% .....................................      14,300        554,125
                       Texas Utilities Co. 9.25% ..................................      11,000        594,687
                                                                                                  -------------
                                                                                                     1,148,812
                                                                                                  -------------
                       TOTAL PREFERRED STOCK (cost $4,544,513).....................                  4,599,050
                                                                                                  -------------

                                                                                     PRINCIPAL
                       BONDS & NOTES -- 38.9%                                          AMOUNT
                       ----------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 3.0%

                       Automotive -- 1.3%
                       Amerco 7.85% 2003 ..........................................  $  232,000        221,576
                       Federal Mogul Corp. 7.75% 2006 .............................   2,000,000      1,900,380
                       General Motors Corp. 9.40% 2021 ............................     103,000        122,696
                       TRW, Inc. 7.13% 2009* ......................................     164,000        158,163

                       Housing -- 0.4%
                       McDermott, Inc. 9.38% 2002 .................................     750,000        779,183

                       Retail -- 1.3%
                       Ahold Finance USA, Inc. 6.25% 2009 .........................     358,000        335,353
                       Federated Department Stores, Inc. 6.30% 2009 ...............      60,000         55,932
                       Federated Department Stores, Inc. 8.50% 2003 ...............     489,000        511,372
                       Rite Aid Corp. 6.00% 2003*(1) ..............................     291,000        277,279
                       Rite Aid Corp. 7.13% 2007 ..................................     254,000        243,914
                       Saks, Inc. 8.25% 2008 ......................................   1,000,000      1,038,710
                                                                                                  -------------
                                                                                                     5,644,558
                                                                                                  -------------
                       CONSUMER STAPLES -- 0.2%

                       Food, Beverage & Tobacco -- 0.2%
                       Seagram, Joseph E. & Sons, Inc. 5.79% 2001 .................     319,000        311,870
                                                                                                  -------------
                       ENERGY -- 1.3%

                       Energy Sources -- 1.3%
                       Coastal Corp. 6.20% 2004 ...................................     386,000        370,201
                       Coastal Corp. 6.38% 2009 ...................................   2,000,000      1,875,080
                       Indiana Michigan Power Co., Series A 6.88% 2004 ............     173,000        171,384
                                                                                                  -------------
                                                                                                     2,416,665
                                                                                                  -------------
                       FINANCE -- 8.9%

                       Banks -- 1.1%
                       Colonial Bank Corp. 8.00% 2009 .............................     459,000        432,424
                       Providian National Bank 6.65% 2004 .........................   1,000,000        960,010
                       Riggs National Corp. 9.65% 2009 ............................     550,000        581,900

---------------------

                                                                                     PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                       AMOUNT         VALUE
                       ----------------------------------------------------------------------------------------
                       FINANCE (continued)
                       Financial Services -- 7.4%
                       Aesop Funding II LLC 6.40% 2003* ...........................  $  600,000   $    599,298
                       Aristar, Inc. 5.85% 2004 ...................................   1,000,000        955,013
                       Aristar, Inc. 7.25% 2006 ...................................     252,000        250,934
                       Associates Corp. NA 5.50% 2004 .............................   2,000,000      1,883,340
                       AT&T Capital Corp. 6.25% 2001 ..............................      99,000         97,235
                       Bear Stearns Co., Inc. 6.45% 2002 ..........................      87,000         86,073
                       Capita Equipment Receivables Corp., Trust 6.45% 2002 .......     360,000        360,961
                       Copelco Capital Funding Corp. 5.78% 2001 ...................     750,000        747,885
                       Countrywide Funding Corp. 6.25% 2009 .......................     155,000        142,220
                       Fleetwood Credit Grantor Trust 6.90% 2012 ..................      40,296         40,590
                       Ford Motor Credit Co. 5.80% 2009 ...........................   1,295,000      1,164,218
                       Ford Motor Credit Co. 6.70% 2004 ...........................     939,000        930,033
                       General Motors Acceptance Corp. 6.15% 2007 .................     263,000        249,366
                       Green Tree Financial Corp. 10.25% 2002 .....................     246,000        257,513
                       GS Escrow Corp. 7.13% 2005 .................................   2,000,000      1,893,500
                       Midamerican Funding LLC 5.85% 2001* ........................     215,000        212,865
                       Midamerican Funding LLC 6.93% 2029* ........................     125,000        116,210
                       Midland Funding Corp II 13.25% 2006 ........................     100,000        118,683
                       Providian Capital I 9.53% 2027* ............................      89,000         83,503
                       Residential Accredit Loans, Inc. 6.75% 2028 ................     490,000        474,227
                       Residential Funding Mortgage Securities 7.25% 2026 .........     288,325        282,088
                       RGS Aegco Funding Corp. 9.81% 2022 .........................     999,348      1,169,667
                       Salton Sea Funding Corp. 8.30% 2011 ........................     907,092        916,807
                       Structured Asset Securities Corp. 6.95% 2007 ...............     140,000        139,636
                       Triangle Funding Ltd. 6.85% 2004*(2) .......................     750,000        766,406

                       Insurance -- 0.4%
                       AFLAC, Inc. 6.50% 2009 .....................................     799,000        750,900
                                                                                                  -------------
                                                                                                    16,663,505
                                                                                                  -------------
                       INDUSTRIAL & COMMERCIAL -- 1.0%

                       Business Services -- 0.5%
                       Protection One Alarm Monitoring 7.38% 2005 .................   1,000,000        940,290

                       Machinery -- 0.2%
                       Deere & Co. 6.55% 2004 .....................................      86,000         85,296
                       Lear Corp. 7.96% 2005* .....................................     241,000        237,729

                       Multi-Industry -- 0.3%
                       Loews Corp. 3.13% 2007 .....................................     600,000        507,000

                       Transportation -- 0.0%
                       Compania Sud Americana de Vapores SA 7.38% 2003 ............      50,000         44,017
                                                                                                  -------------
                                                                                                     1,814,332
                                                                                                  -------------
                       INFORMATION & ENTERTAINMENT -- 2.0%

                       Broadcasting & Media -- 0.9%
                       CSC Holdings, Inc. 7.63% 2018 ..............................     132,000        119,510
                       Hearst Argyle Television, Inc. 7.50% 2027 ..................     647,000        597,362
                       Time Warner Entertainment Co. 8.38% 2023 ...................     386,000        411,974
                       Time Warner Entertainment Co. 10.15% 2012 ..................     460,000        560,855

                       Leisure & Tourism -- 1.1%
                       Continental Airlines, Inc. 6.55% 2019 ......................   1,072,000      1,001,559
                       Northwest Airlines Pass Through Trust 6.81% 2020 ...........   1,000,000        910,420
                       Northwest Airlines Pass Through Trust 7.58% 2019 ...........     199,000        198,067
                                                                                                  -------------
                                                                                                     3,799,747
                                                                                                  -------------

                                                           ---------------------

                                                                                     PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                       AMOUNT         VALUE
                       ----------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY -- 1.6%
                       Communication Equipment -- 0.3%
                       LSI Logic Corp. 4.25% 2004* ................................  $  260,000   $    452,725
                       Computers & Business Equipment -- 0.3%
                       Xerox Corp. zero coupon 2018 ...............................   1,000,000        587,500
                       Telecommunications -- 1.0%
                       MCI Worldcom, Inc. 6.95% 2028 ..............................     284,000        262,186
                       Qwest Communications International, Inc., Series B 7.50%
                         2008 .....................................................     161,000        159,322
                       Sprint Capital Corp. 6.38% 2009 ............................     244,000        229,162
                       TCI Communications Financing II 9.65% 2027..................   1,000,000      1,126,690
                       Telecomunicaciones de Puerto Rico 6.65% 2006*...............     150,000        145,238
                                                                                                  -------------
                                                                                                     2,962,823
                                                                                                  -------------
                       MATERIALS -- 0.1%

                       Forest Products -- 0.1%
                       Georgia Pacific Corp. 7.25% 2028............................     252,000        231,775
                                                                                                  -------------
                       U.S. GOVERNMENT & AGENCIES -- 16.2%

                       U.S. Government & Agencies -- 16.2%
                       Federal Home Loan Banks 5.70% 2009..........................     935,000        851,552
                       Federal Home Loan Mortgage Corp. 6.50% 2029.................   1,777,925      1,694,576
                       Federal Home Loan Mortgage Corp. 6.50% 2029.................   1,192,752      1,136,323
                       Federal National Mortgage Association 5.72% 2009............     385,000        348,906
                       Government National Mortgage Association 6.50% 2023.........     207,218        198,540
                       Government National Mortgage Association 6.50% 2026.........     273,319        260,677
                       Government National Mortgage Association 6.50% 2026.........   2,725,871      2,599,800
                       Government National Mortgage Association 6.50% 2028.........     857,495        814,080
                       Government National Mortgage Association 7.00% 2027.........   1,906,050      1,858,399
                       Government National Mortgage Association 7.00% 2028.........     519,969        506,803
                       Government National Mortgage Association 7.50% 2026.........   1,300,058      1,298,836
                       Government National Mortgage Association 8.00% 2022.........   2,193,934      2,242,618
                       United States Treasury Bonds 5.25% 2028.....................     413,000        360,342
                       United States Treasury Bonds 5.25% 2029.....................   3,024,000      2,670,555
                       United States Treasury Bonds 9.88% 2015.....................   1,072,000      1,447,865
                       United States Treasury Notes 4.88% 2001.....................   2,200,000      2,175,602
                       United States Treasury Notes 5.25% 2001.....................   6,400,000      6,358,976
                       United States Treasury Notes 5.50% 2003.....................   3,615,000      3,568,692
                       United States Treasury Notes 5.50% 2009.....................      50,000         48,500
                                                                                                  -------------
                                                                                                    30,441,642
                                                                                                  -------------
                       UTILITIES -- 4.6%

                       Electric Utilities -- 2.8%
                       Calenergy Co., Inc. 8.48% 2028..............................     550,000        573,347
                       CE Generation LLC 7.42% 2018*...............................     600,000        574,219
                       CMS Energy Corp. 6.75% 2004.................................   1,000,000        946,430
                       CMS Energy Corp. 8.00% 2001(1)..............................     191,000        191,510
                       CMS Energy Corp. 8.38% 2003.................................     126,000        125,055
                       Connecticut Light & Power Co. 8.59% 2003*...................     250,000        246,635
                       Entergy Mississippi, Inc. 6.20% 2004........................     208,000        201,731
                       Niagara Mohawk Power Corp. 7.25% 2002.......................   1,000,000      1,000,160
                       Niagara Mohawk Power Corp. 8.50% 2023.......................      75,000         75,648
                       Toledo Edison Co. 7.88% 2004................................   1,000,000      1,010,400
                       Waterford 3 Funding-Entergy Corp. 8.09% 2017................     321,283        318,912

---------------------

                                                                                     PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                       AMOUNT         VALUE
                       ----------------------------------------------------------------------------------------
                       UTILITIES (continued)
                       Gas & Pipeline Utilities -- 0.8%
                       Tennessee Gas Pipeline Co. 7.63% 2037.......................  $  325,000   $    313,813
                       Texas Gas Transmission Corp. 7.25% 2027.....................     550,000        507,111
                       The Williams Cos., Inc. 7.63% 2019..........................     700,000        677,663

                       Telephone -- 1.0%
                       Bell Atlantic Financial Services, Inc. 4.25% 2005*..........   1,020,000      1,132,200
                       Sprint Capital Corp. 5.88% 2004.............................     242,000        230,631
                       Sprint Capital Corp. 6.90% 2019.............................     510,000        469,516
                                                                                                  -------------
                                                                                                     8,594,981
                                                                                                  -------------
                       TOTAL BONDS & NOTES (cost $75,371,325)......................                 72,881,898
                                                                                                  -------------


                       RIGHTS -- 0.0%+                                                 RIGHTS         VALUE
                       ----------------------------------------------------------------------------------------
                       NON-U.S. GOVERNMENT OBLIGATIONS -- 0.0%

                       Foreign Government -- 0.0%
                       United Mexican States 6/30/03(2)(cost $0)...................     461,000              0
                                                                                                  -------------

                       WARRANTS -- 0.0%+                                              WARRANTS
                       ----------------------------------------------------------------------------------------
                       NON-U.S. GOVERNMENT OBLIGATIONS -- 0.0%

                       Foreign Government -- 0.0%
                       Republic of Venezuela 4/15/20(2)(cost $0)...................         535              0
                                                                                                  -------------
                       TOTAL INVESTMENT SECURITIES (cost $173,844,638).............                178,376,650
                                                                                                  -------------

                                                                                     PRINCIPAL
                                      SHORT-TERM SECURITIES -- 3.9%                    AMOUNT
                       ----------------------------------------------------------------------------------------
                       FEDERAL AGENCY OBLIGATIONS -- 3.9%
                       Federal Home Loan Mortgage Discount Notes 4.97% due
                         8/02/99...................................................  $$4,240,000     4,239,414
                       Student Loan Marketing Discount Notes 4.91% due 8/03/99.....   3,000,000      2,999,182
                                                                                                  -------------
                       TOTAL SHORT-TERM SECURITIES (cost $7,238,596)...............                  7,238,596
                                                                                                  -------------

                       TOTAL INVESTMENTS --
                         (cost $181,083,234)                         99.1%                                       185,615,246
                       Other assets less liabilities --               0.9                                          1,713,107
                                                                    ------                                     -------------
                       NET ASSETS --                                100.0%                                     $ 187,328,353
                                                                    ======                                     =============

              -----------------------------

               +  Non-income producing securities

               *  Resale restricted to qualified institutional buyers

              ADR -- American Depository Receipt

              (1) Variable rate security; rate as of July 31, 1999

              (2) Fair valued security; see Note 2

              See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    ASSET ALLOCATION PORTFOLIO             INVESTMENT PORTFOLIO -- JULY 31, 1999
                                                                     (UNAUDITED)

                       COMMON STOCK -- 64.0%                                           SHARES             VALUE
                       --------------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 5.4%

                       Automotive -- 2.2%
                       Delphi Automotive Systems Corp. ............................      142,743      $   2,569,374
                       Federal-Mogul Corp. ........................................       57,900          2,808,150
                       Ford Motor Co. .............................................       23,500          1,142,688
                       General Motors Corp. .......................................       82,200          5,009,062
                       General Motors Corp., Class H...............................       30,900          1,716,881
                       TRW, Inc. ..................................................       41,800          2,233,688

                       Housing -- 0.0%
                       Cooper Industries, Inc. ....................................        1,600             87,800

                       Retail -- 3.2%
                       CVS Corp. ..................................................       20,800          1,034,800
                       Federated Department Stores, Inc.+..........................       94,600          4,854,162
                       Home Depot, Inc. ...........................................       29,600          1,888,850
                       May Department Stores Co. ..................................       30,000          1,160,625
                       Rite Aid Corp. .............................................       57,200          1,211,925
                       Sears, Roebuck & Co. .......................................       25,400          1,028,700
                       TJX Cos., Inc. .............................................       85,800          2,836,762
                       Toys 'R' Us, Inc.+..........................................      151,500          2,461,875
                       Wal-Mart Stores, Inc. ......................................       95,600          4,039,100
                       Walgreen Co. ...............................................       91,800          2,599,088
                                                                                                      -------------
                                                                                                         38,683,530
                                                                                                      -------------
                       CONSUMER STAPLES -- 5.9%

                       Food, Beverage & Tobacco -- 4.1%
                       Anheuser-Busch Cos., Inc. ..................................        9,400            742,013
                       Archer-Daniels-Midland Co. .................................      223,100          3,123,400
                       Coca-Cola Co. ..............................................       54,100          3,262,906
                       ConAgra, Inc. ..............................................      134,100          3,427,931
                       H.J. Heinz & Co. ...........................................       13,800            650,325
                       Nabisco Group Holding Corp. ................................      162,000          3,037,500
                       Nabisco Holdings Corp., Class A.............................       29,300          1,219,613
                       PepsiCo, Inc. ..............................................       70,300          2,750,487
                       Philip Morris Cos., Inc. ...................................      191,200          7,122,200
                       Ralston Purina Group........................................       92,000          2,754,250
                       W.M. Wrigley Jr. Co. .......................................       19,500          1,553,906

                       Household Products -- 1.8%
                       Avon Products, Inc. ........................................       67,100          3,053,050
                       Clorox Co. .................................................       13,700          1,534,400
                       Colgate-Palmolive Co. ......................................       84,000          4,147,500
                       Procter & Gamble Co. .......................................       42,400          3,837,200
                                                                                                      -------------
                                                                                                         42,216,681
                                                                                                      -------------
                       ENERGY -- 3.6%

                       Energy Services -- 0.7%
                       Schlumberger Ltd. ..........................................       57,900          3,506,569
                       Tosco Corp. ................................................       43,000          1,134,125

---------------------

                       COMMON STOCK (CONTINUED)                                        SHARES             VALUE
                       --------------------------------------------------------------------------------------------
                       ENERGY (continued)
                       Energy Sources -- 2.9%
                       Atlantic Richfield Co. .....................................       21,200      $   1,909,325
                       Exxon Corp. ................................................       63,700          5,056,187
                       Mobil Corp. ................................................       12,600          1,288,350
                       Occidental Petroleum Corp. .................................       92,500          1,809,531
                       Royal Dutch Petroleum Co. ADR...............................      104,700          6,386,700
                       Texaco, Inc. ...............................................       41,300          2,573,506
                       Unocal Corp. ...............................................       13,000            515,938
                       USX-Marathon Group, Inc. ...................................       40,100          1,218,038
                                                                                                      -------------
                                                                                                         25,398,269
                                                                                                      -------------
                       FINANCE -- 10.3%

                       Banks -- 4.5%
                       AMBAC, Inc. ................................................       15,600            867,750
                       Bank of America Corp. ......................................      101,600          6,743,700
                       Bank One Corp. .............................................      162,300          8,855,494
                       First Union Corp. ..........................................      103,200          4,747,200
                       KeyCorp. ...................................................       42,700          1,345,050
                       National City Corp. ........................................       76,200          2,266,950
                       State Street Corp. .........................................       58,100          4,117,838
                       Wells Fargo Co. ............................................       80,000          3,120,000

                       Financial Services -- 3.8%
                       Citigroup, Inc. ............................................       66,600          2,967,863
                       Countrywide Credit Industries, Inc. ........................       29,500          1,098,875
                       Dun & Bradstreet Corp. .....................................       71,200          2,260,600
                       Federal Home Loan Mortgage Corp. ...........................      104,500          5,995,687
                       Federal National Mortgage Association.......................       91,700          6,327,300
                       MBNA Corp. .................................................      121,600          3,465,600
                       Morgan Stanley, Dean Witter & Co. ..........................       13,200          1,189,650
                       Nationwide Financial Services, Inc., Class A................       23,800          1,026,375
                       The Hartford Financial Services Group, Inc. ................       47,700          2,575,800

                       Insurance -- 2.0%
                       Aetna, Inc. ................................................       43,700          3,583,400
                       Allstate Corp. .............................................      103,200          3,663,600
                       CIGNA Corp. ................................................       33,000          2,910,187
                       Hartford Life, Inc., Class A................................       17,600            891,000
                       UnumProvident Corp. ........................................       23,725          1,227,769
                       XL Capital Ltd., Class A....................................       35,400          1,858,500
                                                                                                      -------------
                                                                                                         73,106,188
                                                                                                      -------------
                       HEALTHCARE -- 6.8%

                       Drugs -- 4.6%
                       American Home Products Corp. ...............................      104,600          5,334,600
                       Bristol-Myers Squibb Co. ...................................       80,600          5,359,900
                       Eli Lilly & Co. ............................................       32,700          2,145,938
                       Merck & Co., Inc. ..........................................       89,000          6,024,187
                       Pfizer, Inc. ...............................................      137,300          4,659,619
                       Pharmacia & Upjohn, Inc. ...................................       73,700          3,965,981
                       Schering-Plough Corp. ......................................       41,800          2,048,200
                       Warner-Lambert Co. .........................................       53,100          3,504,600

                       Health Services -- 1.2%
                       Columbia/HCA Healthcare Corp. ..............................       76,700          1,706,575
                       Healthsouth Corp. ..........................................      199,200          2,440,200
                       Tenet Healthcare Corp.+.....................................      237,100          4,252,981

                                                           ---------------------

                       COMMON STOCK (CONTINUED)                                        SHARES             VALUE
                       --------------------------------------------------------------------------------------------
                       HEALTHCARE (continued)
                       Medical Products -- 1.0%
                       Baxter International, Inc. .................................       53,200      $   3,654,175
                       Johnson & Johnson Co. ......................................       39,400          3,629,725
                                                                                                      -------------
                                                                                                         48,726,681
                                                                                                      -------------
                       INDUSTRIAL & COMMERCIAL -- 6.4%

                       Aerospace & Military Technology -- 0.6%
                       Northrop Grumman Corp. .....................................       33,800          2,437,825
                       Raytheon Co., Class A.......................................       26,000          1,807,000

                       Business Services -- 2.7%
                       Cendant Corp.+..............................................       56,300          1,133,038
                       Ecolab, Inc. ...............................................       30,700          1,308,588
                       First Data Corp. ...........................................       80,400          3,984,825
                       Galileo International, Inc. ................................       31,000          1,586,812
                       R.R. Donnelley & Sons Co. ..................................       55,600          1,946,000
                       Service Corp. International.................................      151,100          2,398,712
                       Verisign, Inc.+.............................................       10,500            778,313
                       Waste Management, Inc. .....................................      184,900          4,726,506
                       Ziff-Davis, Inc. ...........................................       68,070          1,195,479

                       Electrical Equipment -- 1.2%
                       General Electric Co. .......................................       81,100          8,839,900

                       Machinery -- 0.1%
                       Ingersoll-Rand Co. .........................................       11,500            739,594

                       Multi-Industry -- 1.6%
                       Loews Corp. ................................................       60,900          4,270,612
                       Minnesota Mining & Manufacturing Co. .......................       34,900          3,069,019
                       Sara Lee Corp. .............................................      172,900          3,803,800

                       Transportation -- 0.2%
                       Burlington Northern Santa Fe Corp. .........................       54,000          1,728,000
                                                                                                      -------------
                                                                                                         45,754,023
                                                                                                      -------------
                       INFORMATION & ENTERTAINMENT -- 7.8%

                       Broadcasting & Media -- 6.8%
                       AMFM, Inc.+.................................................       43,600          2,289,000
                       AT&T Corp. Liberty Media Group, Inc., Class A+..............      206,500          7,640,500
                       Belo AH Corp., Series A.....................................       94,800          1,913,775
                       Cablevision Systems Corp., Class A+.........................       32,100          2,240,981
                       CBS Corp.+..................................................      127,800          5,615,212
                       Central Newspapers, Inc., Class A...........................       41,400          1,738,800
                       Crown Castle International Corp. ...........................       72,600          1,529,138
                       EchoStar Communications Corp., Class A+.....................       15,400          1,052,975
                       Gannett Co., Inc. ..........................................       24,700          1,784,575
                       Infinity Broadcasting Corp., Class A........................       88,300          2,433,769
                       MediaOne Group, Inc.+.......................................       93,400          6,759,825
                       New York Times Co., Class A.................................       88,700          3,487,019
                       Time Warner, Inc. ..........................................       81,500          5,868,000
                       Tribune Co. ................................................       10,100            889,431
                       Valassis Communications, Inc.+..............................       93,650          3,488,463

                       Entertainment Products -- 0.2%
                       Eastman Kodak Co. ..........................................       10,600            732,725
                       Hasbro, Inc. ...............................................       31,100            808,600

                       Leisure & Tourism -- 0.8%
                       Marriott International, Inc., Class A.......................       51,400          1,802,212
                       McDonald's Corp. ...........................................       27,200          1,133,900

---------------------

                       COMMON STOCK (CONTINUED)                                        SHARES             VALUE
                       --------------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT (continued)
                       Leisure & Tourism (continued)
                       The Walt Disney Co.+........................................       30,300      $     837,038
                       Tricon Global Restaurants, Inc. ............................       37,600          1,529,850
                                                                                                      -------------
                                                                                                         55,575,788
                                                                                                      -------------
                       INFORMATION TECHNOLOGY -- 9.8%

                       Communication Equipment -- 0.8%
                       QUALCOMM, Inc.+.............................................       36,800          5,740,800

                       Computers & Business Equipment -- 3.4%
                       Cisco Systems, Inc.+........................................       77,400          4,808,475
                       Compaq Computer Corp. ......................................       80,600          1,934,400
                       EMC Corp.+..................................................       27,000          1,635,188
                       Hewlett-Packard Co. ........................................       34,200          3,580,312
                       International Business Machines Corp. ......................       64,700          8,131,981
                       Sun Microsystems, Inc.+.....................................       47,900          3,251,213
                       Xerox Corp. ................................................       24,800          1,209,000

                       Electronics -- 1.8%
                       Emerson Electric Co. .......................................       12,200            728,188
                       Intel Corp. ................................................      125,800          8,680,200
                       Tandy Corp. ................................................       69,800          3,581,612

                       Multi-Industry -- 0.1%
                       NCR Corp.+..................................................       13,900            651,563

                       Software -- 2.2%
                       Automatic Data Processing, Inc. ............................       26,900          1,077,681
                       CheckFree Holdings Corp. ...................................       23,300            688,806
                       Computer Associates International, Inc. ....................       26,000          1,192,750
                       Microsoft Corp.+............................................      141,000         12,099,563
                       Oracle Corp.+...............................................       19,300            734,606

                       Telecommunications -- 1.5%
                       At Home Corp., Series A+....................................       31,368          1,433,126
                       Clear Channel Communications, Inc.+.........................       24,607          1,711,724
                       Comcast Corp., Class A......................................       57,400          2,209,900
                       General Instrument Corp. ...................................       17,000            771,375
                       Lucent Technologies, Inc. ..................................       33,600          2,186,100
                       U.S. West, Inc. ............................................       37,400          2,143,487
                                                                                                      -------------
                                                                                                         70,182,050
                                                                                                      -------------
                       MATERIALS -- 0.6%

                       Chemicals -- 0.3%
                       du Pont (E.I.) de Nemours & Co. ............................       30,300          2,183,494

                       Forest Products -- 0.3%
                       International Paper Co. ....................................       34,700          1,774,037
                                                                                                      -------------
                                                                                                          3,957,531
                                                                                                      -------------
                       REAL ESTATE -- 0.5%

                       Real Estate Investment Trusts -- 0.5%
                       Starwood Hotels & Resorts Worldwide, Inc. ..................      122,300          3,302,100
                                                                                                      -------------
                       UTILITIES -- 6.9%

                       Electric Utilities -- 2.6%
                       AES Corp.+..................................................      109,200          6,552,000
                       Entergy Corp. ..............................................      118,600          3,595,062
                       FPL Group, Inc. ............................................       45,800          2,470,338

                                                           ---------------------

                       COMMON STOCK (CONTINUED)                                        SHARES             VALUE
                       --------------------------------------------------------------------------------------------
                       UTILITIES (continued)
                       Electric Utilities (continued)
                       PacifiCorp. ................................................      105,500      $   1,925,375
                       Unicom Corp. ...............................................       98,300          3,858,275
                       Gas & Pipeline Utilities -- 0.2%
                       PG&E Corp. .................................................       46,200          1,461,075

                       Telephone -- 4.1%
                       Ameritech Corp. ............................................       48,700          3,567,275
                       AT&T Corp. .................................................       98,870          5,135,061
                       Bell Atlantic Corp. ........................................       47,000          2,996,250
                       BellSouth Corp. ............................................       26,800          1,286,400
                       GTE Corp. ..................................................       48,200          3,551,737
                       MCI WorldCom, Inc.+.........................................       76,300          6,294,750
                       SBC Communications, Inc. ...................................       76,300          4,363,406
                       Sprint Corp. ...............................................       21,300          1,100,944
                       Sprint Corp. (PCS Group)....................................       13,100            794,188
                                                                                                      -------------
                                                                                                         48,952,136
                                                                                                      -------------
                       TOTAL COMMON STOCK (cost $447,651,968)......................                     455,854,977
                                                                                                      -------------

                                                                                      PRINCIPAL
                                          BONDS & NOTES -- 31.1%                       AMOUNT
                       --------------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 0.5%

                       Automotive -- 0.1%
                       Chrysler Corp. 7.45% 2027...................................  $   145,000            142,883
                       Chrysler Corp. 7.45% 2097...................................      190,000            182,715

                       Housing -- 0.3%
                       Owens Corning 7.50% 2005....................................    1,555,000          1,533,090
                       U.S. Home Corp. 7.95% 2001..................................      405,000            408,038
                       USI American Holdings, Inc. 7.25% 2006......................      240,000            233,011

                       Retail -- 0.1%
                       Pep Boys Manny Moe & Jack 6.52% 2007........................      500,000            501,045
                       United Rentals, Inc., Series B 8.80% 2008...................      500,000            486,875
                                                                                                      -------------
                                                                                                          3,487,657
                                                                                                      -------------
                       CONSUMER STAPLES -- 0.6%

                       Food, Beverage & Tobacco -- 0.6%
                       Aurora Foods, Inc., Series B 9.88% 2007.....................      250,000            259,375
                       Aurora Foods, Inc., Series E 8.75% 2008.....................      250,000            248,125
                       Keebler Corp. 10.75% 2006...................................      500,000            555,000
                       Philip Morris Cos., Inc. 6.95% 2006.........................      465,000            468,673
                       Philip Morris Cos., Inc. 7.00% 2005.........................      800,000            791,976
                       RJR Nabisco Holdings Corp. 7.38% 2003*......................      770,000            754,916
                       Safeway, Inc. 5.88% 2001....................................      310,000            304,789
                       Safeway, Inc. 6.05% 2003....................................      530,000            512,144
                                                                                                      -------------
                                                                                                          3,894,998
                                                                                                      -------------
                       ENERGY -- 0.4%

                       Energy Services -- 0.1%
                       Edison Mission Energy Funding Corp., Series A 6.77% 2003*...      191,332            191,330
                       National Power Corp. 7.63% 2000.............................      620,000            618,071
                       Oryx Energy Co. 10.00% 2001.................................      100,000            104,918

                       Energy Sources -- 0.3%
                       Gulf Canada Resources Ltd. 9.25% 2004.......................      490,000            492,234
                       Occidental Petroleum Corp. 6.50% 2005.......................      195,000            186,239

---------------------

                                                                                      PRINCIPAL
                                        BONDS & NOTES (CONTINUED)                      AMOUNT             VALUE
                       --------------------------------------------------------------------------------------------

                       ENERGY (continued)
                       Energy Sources (continued)
                       Occidental Petroleum Corp. 7.65% 2006.......................  $   300,000      $     300,954
                       Petroleos Mexicanos 9.37% 2005*.............................      490,000            452,025
                       Petroleos Mexicanos 9.37% 2005(1)...........................      550,000            508,750
                       Petroleos Mexicanos 9.50% 2027*.............................      120,000            113,700
                                                                                                      -------------
                                                                                                          2,968,221
                                                                                                      -------------
                       FINANCE -- 7.8%

                       Banks -- 1.1%
                       Capital One Bank 6.15% 2001.................................      500,000            493,360
                       Capital One Bank 6.39% 2001.................................    1,000,000            999,950
                       Capital One Bank 6.76% 2002.................................    1,000,000            991,530
                       Capital One Bank 7.15% 2006.................................    1,225,000          1,226,862
                       Continental Bank NA 12.50% 2001.............................      450,000            490,586
                       Long Island Savings Bank 6.20% 2001.........................    1,500,000          1,482,420
                       Providian National Bank 6.65% 2004..........................      500,000            480,005
                       Riggs National Corp. 9.65% 2009.............................      710,000            751,180
                       Security Pacific Corp. 11.50% 2000..........................      600,000            637,590

                       Financial Services -- 6.6%
                       Americredit Automobile Recreation Trust 6.24% 2003..........    2,600,000          2,603,796
                       Arcadia Auto Receivables Trust 5.75% 2006(1)................    2,250,000          2,175,820
                       Asset Securitization Corp. 7.49% 2029.......................    1,450,000          1,476,201
                       Autoflow 1996 A Grantor Trust 7.48% 2002*(1)................      320,067            320,167
                       Capital One Master Trust 5.32% 2007.........................    1,750,000          1,742,335
                       Chase Commercial Mortgage Securities Corp. 7.37% 2007.......    2,500,000          2,508,350
                       Chemical Master Credit Card Trust I 5.98% 2008..............    1,610,000          1,521,450
                       Chevy Chase Auto Receivables 5.80% 2002.....................       35,184             35,162
                       Citibank Credit Card Master Trust I 5.80% 2005..............    4,500,000          4,370,625
                       Commercial Mortgage Asset Trust 6.64% 2010..................    2,800,000          2,672,264
                       Countrywide Capital Corp. 8.05% 2027........................    1,300,000          1,278,043
                       Countrywide Funding Corp. 6.45% 2003........................      300,000            297,207
                       Countrywide Funding Corp. 6.70% 2005........................      300,000            296,091
                       Countrywide Funding Corp. 6.97% 2003........................    1,000,000          1,006,330
                       Credit Suisse First Boston 6.55% 2007.......................    2,000,000          1,892,040
                       Discover Card Master Trust I 5.73% 2013.....................      700,000            693,875
                       Fasco Grantor Trust 6.65% 2001..............................      344,458            346,136
                       Felcor Suites Hotels, Inc. 7.38% 2004.......................      405,000            372,458
                       Financiera Energetica Nacional SA 9.38% 2006................      490,000            376,766
                       Fingerhut Financial Services 6.45% 2002.....................      245,333            245,485
                       First Union-Lehman Brothers Commercial Mortgage Trust 6.60%
                         2007......................................................    2,250,000          2,174,940
                       First Union-Lehman Brothers Commercial Mortgage Trust 7.30%
                         2006......................................................    1,050,000          1,050,777
                       First USA Credit Card Master Trust, Series A 5.33% 2007.....    2,250,000          2,246,670
                       General Motors Acceptance Corp. 5.75% 2003..................    1,645,000          1,568,277
                       Green Tree Financial Corp. 6.63% 2030.......................    3,000,000          2,760,930
                       Household International Netherlands BV 6.20% 2003...........    1,440,000          1,403,266
                       IMC Home Equity Loan Trust 8.05% 2026.......................    2,000,000          2,060,156
                       Merrill Lynch Mortgage Investments, Inc. 6.39% 2030.........    3,000,000          2,880,480
                       NWA Trust 8.26% 2006........................................      220,020            221,769
                       PXRE Capital Trust I 8.85% 2027.............................      265,000            219,833
                       Residential Accredit Loans, Inc. 7.75% 2027.................    2,000,000          2,022,600
                       Sears Credit Account Master Trust 6.20% 2006................      700,000            696,717
                       Tanger Properties Ltd. 8.75% 2001...........................      500,000            507,260
                       Wells Fargo & Co. 6.63% 2004................................    1,185,000          1,165,602

                       Insurance -- 0.1%
                       Conseco, Inc. 7.60% 2001....................................      650,000            648,908
                                                                                                      -------------
                                                                                                         55,412,269
                                                                                                      -------------

                                                           ---------------------

                                                                                      PRINCIPAL
                                        BONDS & NOTES (CONTINUED)                      AMOUNT             VALUE
                       --------------------------------------------------------------------------------------------

                       HEALTHCARE -- 0.1%

                       Health Services -- 0.1%
                       Tenet Healthcare Corp. 8.00% 2005...........................  $   430,000      $     413,875
                                                                                                      -------------
                       INDUSTRIAL & COMMERCIAL -- 1.4%

                       Aerospace & Military Technology -- 0.2%
                       Newport News Shipbuilding, Inc. 9.25% 2006..................      250,000            261,250
                       Raytheon Co. 6.45% 2002.....................................    1,530,000          1,523,635

                       Business Services -- 0.6%
                       Allied Waste North America, Inc. 10.00% 2009................      250,000            248,750
                       Allied Waste North America, Inc., Series B 7.63% 2006*......      500,000            463,750
                       Comdisco, Inc. 6.13% 2003...................................    2,070,000          2,017,712
                       Hertz Corp. 7.00% 2003......................................      750,000            749,437
                       Safety-Kleen Corp. 9.25% 2009*..............................      375,000            374,531
                       WESCO Distribution, Inc., Series B 9.13% 2008...............      250,000            245,313

                       Electrical Equipment -- 0.1%
                       Westinghouse Electric Corp. 8.88% 2001......................      740,000            764,006

                       Multi-Industry -- 0.5%
                       Fisher Scientific International, Inc. 9.00% 2008............      500,000            475,000
                       TRW, Inc. 6.63% 2004*.......................................    1,250,000          1,228,300
                       Tyco International Group SA 5.88% 2004*.....................    1,765,000          1,667,819

                       Transportation -- 0.0%
                       MRS Logistica SA 10.63% 2005*...............................      180,000            108,900
                       MRS Logistica SA 10.63% 2005................................      230,000            139,150
                                                                                                      -------------
                                                                                                         10,267,553
                                                                                                      -------------
                       INFORMATION & ENTERTAINMENT -- 1.7%

                       Broadcasting & Media -- 1.3%
                       Adelphia Communications Corp. 7.88% 2009....................      250,000            231,875
                       British Sky Broadcasting Group 8.20% 2009*..................      525,000            522,239
                       Chancellor Media Corp., Series B 8.13% 2007.................      500,000            487,500
                       Charter Commerce Holdings LLC zero coupon 2011*(2)..........      750,000            455,625
                       Joseph E. Seagram & Sons, Inc. 6.25% 2001...................      575,000            569,865
                       News America Holdings, Inc. 8.00% 2016......................      135,000            134,371
                       News America Holdings, Inc. 8.50% 2005......................      550,000            573,639
                       News America, Inc. 7.25% 2018...............................    1,200,000          1,107,780
                       Paramount Communications, Inc. 7.50% 2002...................      200,000            202,920
                       Poland Communications, Inc. 9.88% 2003......................      450,000            438,408
                       Rogers Cablesystems Ltd. 9.63% 2002.........................      440,000            459,250
                       Telewest Communications PLC zero coupon 2009*(2)............      250,000            158,438
                       Telewest Communications PLC zero coupon 2007(2).............      250,000            223,125
                       Time Warner, Inc. 6.85% 2026................................    1,750,000          1,745,572
                       Viacom, Inc. 6.75% 2003.....................................    2,020,000          1,983,115

                       Leisure & Tourism -- 0.4%
                       Continental Airlines, Inc. 6.54% 2009.......................      380,843            366,028
                       ITT Corp. 6.25% 2000........................................    1,215,000          1,188,525
                       Northwest Airlines Corp. 8.97% 2015.........................    1,307,439          1,386,682
                                                                                                      -------------
                                                                                                         12,234,957
                                                                                                      -------------
                       INFORMATION TECHNOLOGY -- 1.3%

                       Telecommunications -- 1.3%
                       360 Communications Co. 7.13% 2003...........................    1,330,000          1,338,392
                       Alaska Communications Holdings, Inc. 9.38% 2009*............      375,000            366,094
                       Crown Castle International Corp. zero coupon 2011(2)........      750,000            439,688
                       Crown Castle International Corp. zero coupon 2011*(2).......      250,000            145,625

---------------------

                                                                                      PRINCIPAL
                                        BONDS & NOTES (CONTINUED)                      AMOUNT             VALUE
                       --------------------------------------------------------------------------------------------

                       INFORMATION TECHNOLOGY (continued)
                       Telecommunications (continued)
                       Intermedia Communications, Inc. 8.60% 2008..................  $   500,000      $     450,000
                       McLeodUSA, Inc. 8.13% 2009..................................      250,000            226,250
                       Metronet Communications Corp. zero coupon 2008(2)...........      835,000            635,293
                       Nextel Communications, Inc. 10.13% 2004.....................      485,000            492,275
                       Orange PLC 8.00% 2008.......................................      750,000            718,125
                       Panamsat Corp. 6.13% 2005*..................................    2,270,000          2,105,198
                       Tele-Communications, Inc. 8.25% 2003........................      500,000            525,175
                       Tele-Communications, Inc. 9.65% 2003........................      375,000            398,025
                       Worldcom, Inc. 6.13% 2001...................................      200,000            198,366
                       Worldcom, Inc. 6.40% 2005...................................    1,380,000          1,343,085
                                                                                                      -------------
                                                                                                          9,381,591
                                                                                                      -------------
                       MATERIALS -- 0.2%

                       Chemicals -- 0.1%
                       Huntsman ICI Chemicals, Inc. 10.13% 2009*...................      250,000            250,625
                       Lyondell Chemical Co. 9.88% 2007*...........................      375,000            377,813

                       Forest Products -- 0.0%
                       Riverwood International Corp. 10.25% 2006...................      125,000            126,875
                       Riverwood International Corp. 10.63% 2007...................      250,000            258,125

                       Metals & Minerals -- 0.1%
                       Ucar Global Enterprises, Inc. 12.00% 2005...................      500,000            530,000
                                                                                                      -------------
                                                                                                          1,543,438
                                                                                                      -------------
                       NON-U.S. GOVERNMENT OBLIGATIONS -- 2.5%

                       Foreign Government -- 2.5%
                       Australia Government 7.50% 2009.............................    3,800,000          2,709,657
                       Government of Poland 4.00% 2000.............................      140,000             89,950
                       Malaysia Government 8.75% 2009..............................    1,090,000          1,090,567
                       Philippines Republic 8.88% 2008.............................      710,000            675,714
                       Province of Quebec 5.74% 2001...............................      265,000            262,347
                       Province of Quebec 7.50% 2023...............................      930,000            934,362
                       Province of Quebec 13.25% 2014..............................      625,000            658,638
                       Province of Tucuman 9.45% 2004*(1)..........................      367,500            323,400
                       Province of Tucuman 9.45% 2004..............................       14,976             12,019
                       Republic of Argentina 11.75% 2009...........................      350,000            310,082
                       Republic of Brazil 5.00% 2000(3)............................      741,074            453,945
                       Republic of Bulgaria 6.50% 2011(3)..........................      910,000            623,350
                       Republic of Colombia 8.63% 2008.............................       20,000             15,400
                       Republic of Germany 7.38% 2005..............................    4,650,000          5,694,391
                       Republic of Panama 4.25% 2000...............................      750,000            538,125
                       Republic of Panama 6.08% 2002(3)............................    1,421,577          1,376,496
                       Republic of Panama 9.38% 2029*(1)...........................       90,000             83,475
                       State of Israel zero coupon 2024............................    4,800,000            973,968
                       United Mexican States 6.25% 2019............................      250,000            176,562
                       United Mexican States 6.25% 2019(1).........................      980,000            690,900
                                                                                                      -------------
                                                                                                         17,693,348
                                                                                                      -------------
                       REAL ESTATE -- 0.1%

                       Real Estate Investment Trusts -- 0.1%
                       Chelsea GCA Realty, Inc. 7.75% 2001.........................      570,000            570,000
                       Liberty Property Trust 7.10% 2004...........................      215,000            205,652
                                                                                                      -------------
                                                                                                            775,652
                                                                                                      -------------

                                                           ---------------------

                                                                                      PRINCIPAL
                                        BONDS & NOTES (CONTINUED)                      AMOUNT             VALUE
                       --------------------------------------------------------------------------------------------

                       U.S. GOVERNMENT & AGENCIES -- 13.7%

                       U.S. Government & Agencies -- 13.7%
                       Federal Home Loan Mortgage Corp. 6.35% 2018.................  $ 3,000,000      $   2,991,540
                       Federal Home Loan Mortgage Corp. 7.00% TBA..................    4,000,000          3,910,000
                       Federal Home Loan Mortgage Corp. 7.50% 2028.................      577,468            577,826
                       Federal Home Loan Mortgage Corp. 7.50% TBA..................   17,000,000         17,010,540
                       Federal Home Loan Mortgage Corp. 6.00% 2013.................      664,274            636,042
                       Federal Home Loan Mortgage Corp. 6.00% 2014.................      835,693            800,176
                       Federal Home Loan Mortgage Corp. 6.00% 2014.................    1,129,803          1,081,786
                       Federal Home Loan Mortgage Corp. 6.00% 2014.................    3,987,002          3,817,555
                       Federal Home Loan Mortgage Corp. 7.00% 2028.................      245,136            239,620
                       Federal Home Loan Mortgage Corp. 7.00% 2028.................    5,600,671          5,474,657
                       Federal Home Loan Mortgage Corp. zero coupon 2022(1)........       15,000            588,835
                       Federal National Mortgage Association zero coupon 2023(1)...    2,109,000          1,406,253
                       Federal National Mortgage Association 6.50% 2025............      425,920            408,083
                       Federal National Mortgage Association 6.50% 2025............      576,380            553,861
                       Federal National Mortgage Association 6.50% 2026............      175,576            168,060
                       Federal National Mortgage Association 6.50% 2026............      518,751            496,543
                       Federal National Mortgage Association 6.50% 2027............      871,593            830,193
                       Federal National Mortgage Association 6.50% 2027............       47,113             44,905
                       Federal National Mortgage Association 6.50% 2027............      210,168            200,185
                       Federal National Mortgage Association 6.50% 2027............      927,073            883,037
                       Federal National Mortgage Association 6.50% 2028............      691,112            658,284
                       Federal National Mortgage Association 6.50% 2028............      706,525            672,965
                       Federal National Mortgage Association 6.50% 2028............      676,004            643,893
                       Federal National Mortgage Association 6.50% 2028............      205,620            195,853
                       Federal National Mortgage Association 6.50% TBA.............    4,000,000          3,810,000
                       Government National Mortgage Association 6.50% 2028.........    1,963,697          1,864,275
                       Government National Mortgage Association 6.50% 2029.........      977,970            928,455
                       Government National Mortgage Association 6.50% 2029.........    3,942,020          3,742,435
                       Government National Mortgage Association 6.50% TBA..........   19,000,000         18,038,030
                       Government National Mortgage Association 7.00% 2022.........      812,494            796,366
                       Government National Mortgage Association 7.00% 2023.........      326,624            320,092
                       Government National Mortgage Association 7.00% 2023.........      672,893            659,435
                       Government National Mortgage Association 7.00% 2023.........      283,254            278,345
                       Government National Mortgage Association 7.00% 2023.........      156,625            153,942
                       Government National Mortgage Association 7.00% 2023.........      146,488            143,558
                       Government National Mortgage Association 7.00% 2023.........      392,539            384,928
                       Government National Mortgage Association 7.00% 2023.........    1,470,628          1,441,216
                       Government National Mortgage Association 7.00% 2023.........      167,566            164,462
                       Government National Mortgage Association 7.00% 2023.........      730,088            716,466
                       Government National Mortgage Association 7.00% 2023.........      330,275            323,669
                       Government National Mortgage Association 7.00% 2023.........      428,780            420,564
                       Government National Mortgage Association 7.00% 2023.........      123,287            121,244
                       Government National Mortgage Association 7.00% 2023.........    1,250,111          1,225,109
                       Government National Mortgage Association 7.00% 2023.........      405,892            397,735
                       Government National Mortgage Association 7.00% TBA..........    3,000,000          2,924,040
                       United States Treasury Bonds 7.88% 2021@....................    8,000,000          9,387,520
                       United States Treasury Bonds Strip zero coupon 2014.........      980,000            386,737
                       United States Treasury Bonds Strip zero coupon 2017.........    4,550,000          1,456,091
                       United States Treasury Bonds Strip zero coupon 2017.........       50,000             15,691
                       United States Treasury Bonds Strip zero coupon 2018.........    5,300,000          1,543,572
                       United States Treasury Bonds Strip zero coupon 2019.........    5,000,000          1,434,400
                       United States Treasury Bonds Strip zero coupon 2019.........       40,000             10,875
                       United States Treasury Bonds Strip zero coupon 2020.........      410,000            109,031
                       United States Treasury Bonds Strip zero coupon 2025.........    2,000,000            400,820
                                                                                                      -------------
                                                                                                         97,889,795
                                                                                                      -------------

---------------------

                                                                                      PRINCIPAL
                                        BONDS & NOTES (CONTINUED)                      AMOUNT             VALUE
                       --------------------------------------------------------------------------------------------

                       UTILITIES -- 0.8%

                       Electric Utilities -- 0.2%
                       Niagara Mohawk Power Corp. 6.88% 2003.......................  $   870,000      $     875,716
                       Niagara Mohawk Power Corp. 7.00% 2000.......................      620,000            621,178
                       Niagara Mohawk Power Corp. 7.38% 2003.......................      210,000            213,311

                       Gas & Pipeline Utilities -- 0.4%
                       CMS Energy Corp., Series B 7.38% 2000.......................    1,150,000          1,147,907
                       Williams Cos., Inc. 6.13% 2002..............................    1,875,000          1,848,169

                       Telephone -- 0.2%
                       Sprint Capital Corp. 5.88% 2004.............................    1,100,000          1,048,322
                                                                                                      -------------
                                                                                                          5,754,603
                                                                                                      -------------
                       TOTAL BONDS & NOTES (cost $227,201,500).....................                     221,717,957
                                                                                                      -------------
                       TOTAL INVESTMENT SECURITIES (cost $674,853,468).............                     677,572,934
                                                                                                      -------------

                       SHORT-TERM SECURITIES -- 1.4%
                       --------------------------------------------------------------------------------------------
                       CORPORATE SHORT-TERM NOTES -- 1.1%
                       Adelphia Communications Corp., Series B 10.25% due
                         7/15/00...................................................      250,000            255,000
                       BankAmerica Corp. 9.75% due 7/01/00.........................      400,000            412,548
                       Central Maine Power Co., Series C 7.45% due 8/30/99.........      885,000            885,805
                       K Mart Corp., Series C 7.96% due 11/15/99...................      500,000            501,565
                       Meditrust Corp. 7.38% due 7/15/00...........................    1,150,000          1,114,983
                       Oryx Energy Co. 9.50% due 11/01/99..........................    1,820,000          1,833,104
                       Tele-Communications, Inc. 7.38% due 2/15/00.................    1,000,000          1,009,340
                       Time Warner, Inc. 7.95% due 2/01/00.........................    2,195,000          2,218,574
                                                                                                      -------------
                                                                                                          8,230,919
                                                                                                      -------------
                       U.S. GOVERNMENT -- 0.3%
                       United States Treasury Bills 4.73% due 12/09/99@............      320,000            314,634
                       United States Treasury Bills 4.75% due 12/09/99@............      150,000            147,484
                       United States Treasury Bills 4.86% due 12/09/99@............    1,400,000          1,376,522
                                                                                                      -------------
                                                                                                          1,838,640
                                                                                                      -------------
                       TOTAL SHORT-TERM SECURITIES (cost $10,079,106)..............                      10,069,559
                                                                                                      -------------

                                                           ---------------------

                                                                                      PRINCIPAL
                       REPURCHASE AGREEMENT -- 10.2%                                   AMOUNT             VALUE
                       --------------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENT -- 10.2%
                       Agreement with State Street Bank & Trust Co., bearing
                         interest at 5.03%, dated 7/30/99, to be repurchased
                         8/02/99 in the amount of $72,164,236 and collateralized by
                         $73,215,000 of U.S. Treasury Notes, bearing interest at
                         5.50%, due 3/31/03 and having an approximate value of
                         $73,581,075 (cost $72,134,000)@...........................  $72,134,000      $  72,134,000
                                                                                                      -------------
                       TOTAL INVESTMENTS --
                         (cost $757,066,574)                            106.7%                          759,776,493
                       Total written call options --                      0.0                               (42,931)
                       Liabilities in excess of other assets --          (6.7)                          (47,393,826)
                                                                       ------                         -------------
                       NET ASSETS --                                    100.0%                        $ 712,339,736
                                                                       ======                         =============

              -----------------------------

                        +   Non-income producing securities
                        *   Resale restricted to qualified institutional buyers
                       (1)  Fair valued security; see Note 2
                       (2)  Represents a zero coupon bond which will convert to an interest-bearing security at a later date
                       (3)  Variable rate security; rate as of July 31, 1999
                       TBA  -- Securities purchased on a forward commitment basis with an approximate principal amount and no definitive maturity date. The actual principal and maturity date will be
                            determined upon settlement date.
                        @   The security or a portion thereof represents collateral for the following open futures contracts:

                                                                OPEN FUTURES CONTRACTS
                       --------------------------------------------------------------------------------------------------------
                                                                                                    VALUE AS OF    UNREALIZED
                                                                        EXPIRATION     VALUE AT      JULY 31,     APPRECIATION/
                       CONTRACTS   DESCRIPTION                             DATE       TRADE DATE       1999       DEPRECIATION
                       --------------------------------------------------------------------------------------------------------
                        25 Short   S&P 500 Index....................  September 1999  $ 8,519,945   $ 8,323,750    $ 196,195
                          1 Long   90 Day Euro Dollar...............  September 1999      237,073       236,275         (798)
                        110 Long   90 Day Euro Dollar...............  June 2000        26,010,830    25,778,500     (232,330)
                        20 Short   U.S. 2 Year Note.................  September 1999    4,167,701     4,150,313       17,388
                        109 Long   U.S. 5 Year Note.................  September 1999   11,762,059    11,812,875       50,816
                         57 Long   U.S. 10 Year Note................  September 1999    6,344,634     6,287,812      (56,822)
                        214 Long   U.S. Treasury Bond...............  September 1999   24,503,120    24,603,313      100,193
                                                                                                                   ----------
                                   Net Unrealized Appreciation...................................                  $  74,642
                                                                                                                   ==========

                                                         OPEN COVERED WRITTEN CALL OPTIONS
                       -----------------------------------------------------------------------------------------------------
                                                                                          EXPIRATION     STRIKE
                                           CALL OPTIONS                      CONTRACTS       DATE        PRICE       VALUE
                       -----------------------------------------------------------------------------------------------------
                       Columbia/HCA Healthcare Corp. ......................     273       August 1999     $25      $ (8,531)
                       Raytheon Co. .......................................      97       August 1999      75        (4,850)
                       TRW, Inc. ..........................................     197       August 1999      55       (29,550)
                                                                                                                   ---------
                                   Total Open Covered Written Call Options (Proceeds $156,950).......              $(42,931)
                                                                                                                   =========

---------------------

              OPEN FORWARD FOREIGN CURRENCY CONTRACTS
              ------------------------------------------------------------------

                          CONTRACT            IN         DELIVERY  GROSS UNREALIZED
                         TO DELIVER      EXCHANGE FOR      DATE      APPRECIATION
                       ------------------------------------------------------------
                       AUD  4,247,526   USD  2,811,437   9/13/99      $  37,641
                                                                      ----------
                                                                   GROSS UNREALIZED
                                                                     DEPRECIATION
                       ------------------------------------------------------------
                       EUR  5,522,324   USD  5,646,245   9/14/99      $(281,082)
                                                                      ----------
                                   Net Unrealized Depreciation...     $(243,441)
                                                                      ==========

              -----------------------------

              AUD -- Australian Dollar

              EUR -- Euro Dollar

              USD -- United States Dollar

              See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    UTILITY PORTFOLIO                      INVESTMENT PORTFOLIO -- JULY 31, 1999
                                                                     (UNAUDITED)

                                          COMMON STOCK -- 90.2%                        SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       ENERGY -- 0.6%

                       Energy Sources -- 0.6%
                       Pennzoil-Quaker State Co. ..................................      42,200   $    625,088
                                                                                                  -------------
                       INFORMATION TECHNOLOGY -- 7.9%

                       Telecommunications -- 7.9%
                       ALLTEL Corp. ...............................................      31,800      2,283,637
                       Cable & Wireless PLC ADR....................................      12,400        446,400
                       Frontier Corp...............................................       9,800        543,288
                       Intermedia Communications, Inc.+............................         781         21,526
                       IXC Communications, Inc.+...................................      15,000        637,500
                       Pacific Gateway Exchange, Inc.+.............................      20,900        512,050
                       Telefonica SA ADR...........................................      22,200      1,060,050
                       U.S. West, Inc. ............................................      49,500      2,836,969
                                                                                                  -------------
                                                                                                     8,341,420
                                                                                                  -------------
                       MATERIALS -- 0.9%

                       Metals & Minerals -- 0.9%
                       USEC, Inc. .................................................      82,800        998,775
                                                                                                  -------------
                       REAL ESTATE -- 7.7%

                       Real Estate Investment Trusts -- 7.7%
                       AMB Property Corp. .........................................      45,200      1,017,000
                       Archstone Communities Trust.................................      21,900        472,219
                       Avalonbay Communities, Inc. ................................       8,000        271,500
                       Camden Property Trust.......................................      16,000        450,000
                       CenterPoint Properties Corp. ...............................       5,400        193,050
                       Duke-Weeks Realty Corp. ....................................      25,200        551,250
                       Equity Office Properties Trust..............................      29,300        736,162
                       Equity Residential Properties Trust.........................       8,700        359,419
                       First Industrial Realty Trust, Inc. ........................      14,900        385,537
                       Gables Residential Trust....................................      30,700        744,475
                       Health Care Property Investors, Inc. .......................      16,000        423,000
                       Liberty Property Trust......................................      20,100        474,862
                       Post Properties, Inc........................................       9,800        392,000
                       Prentiss Properties Trust...................................       9,000        207,563
                       ProLogis Trust..............................................      73,600      1,430,600
                                                                                                  -------------
                                                                                                     8,108,637
                                                                                                  -------------
                       UTILITIES -- 73.1%

                       Electric Utilities -- 25.8%
                       BEC Energy..................................................      46,100      1,965,012
                       Cinergy Corp. ..............................................      34,000      1,017,875
                       CMS Energy Corp. ...........................................       7,100        265,363
                       DQE, Inc. ..................................................      46,900      1,858,412
                       Duke Energy Corp. ..........................................      39,300      2,080,444
                       Edison International........................................      76,200      1,928,812
                       Energy East Corp. ..........................................      60,300      1,533,881
                       Entergy Corp. ..............................................      44,100      1,336,781
                       FirstEnergy Corp. ..........................................      34,200        976,838

---------------------

                                         COMMON STOCK (CONTINUED)                      SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       UTILITIES -- (continued)

                       Electric Utilities -- (continued)
                       Florida Progress Corp. .....................................      26,000   $  1,064,375
                       FPL Group, Inc. ............................................      16,700        900,756
                       Illinova Corp. .............................................      29,600        973,100
                       NiSource, Inc. .............................................      68,800      1,784,500
                       OGE Energy Corp. ...........................................      52,800      1,250,700
                       Pinnacle West Capital Corp. ................................      31,300      1,250,044
                       Potomac Electric Power Co. .................................      35,900      1,029,881
                       Public Service Co. of New Mexico............................      40,100        799,494
                       Public Service Enterprise Group, Inc........................      22,500        907,031
                       Puget Sound Energy, Inc. ...................................      39,800        927,838
                       Rochester Gas & Electric Corp. .............................      53,800      1,408,888
                       Unicom Corp. ...............................................      11,100        435,675
                       UtiliCorp United, Inc. .....................................      27,050        644,128
                       Western Resources, Inc. ....................................      34,300        896,088

                       Gas & Pipeline Utilities -- 21.8%
                       AGL Resources, Inc. ........................................      44,400        838,050
                       Atmos Energy Corp. .........................................      11,200        280,000
                       Central Hudson Gas & Electric Corp. ........................      12,400        519,250
                       Columbia Energy Group.......................................      16,700        993,650
                       Constellation Energy Group, Inc. ...........................      34,100        999,556
                       El Paso Energy Corp. .......................................      83,600      2,993,925
                       Energen Corp. ..............................................       6,400        120,000
                       Enron Corp. ................................................      19,400      1,652,637
                       Keyspan Corp. ..............................................     103,700      2,877,675
                       MCN Energy Group, Inc. .....................................      84,400      1,798,775
                       National Fuel Gas Co. ......................................      23,700      1,112,419
                       New Jersey Resources Corp. .................................      30,400      1,202,700
                       NICOR, Inc. ................................................      37,000      1,429,125
                       Peoples Energy Corp. .......................................      14,500        533,781
                       PG&E Corp. .................................................      16,900        534,463
                       Questar Corp. ..............................................      43,800        823,988
                       SCANA Corp. ................................................      68,000      1,661,750
                       Sempra Energy...............................................      45,400      1,007,313
                       The Williams Cos., Inc. ....................................      24,200      1,017,912
                       Washington Gas Light Co.....................................       6,400        178,400
                       WICOR, Inc..................................................      17,300        501,700

                       Telephone -- 25.5%
                       Ameritech Corp. ............................................      27,600      2,021,700
                       AT&T Corp. .................................................      44,400      2,306,025
                       Bell Atlantic Corp. ........................................      31,200      1,989,000
                       BellSouth Corp. ............................................      64,400      3,091,200
                       CenturyTel, Inc. ...........................................      50,000      2,137,500
                       Cincinnati Bell, Inc. ......................................      44,200        939,250
                       GTE Corp. ..................................................      41,200      3,035,925
                       MCI WorldCom, Inc.+.........................................      37,000      3,052,500
                       Nippon Telegraph & Telephone Corp. ADR......................       8,300        521,344
                       SBC Communications, Inc. ...................................      30,628      1,751,539
                       Sprint Corp. ...............................................      48,800      2,522,350
                       Swisscom AG ADR.............................................      35,200      1,262,800
                       Tele Danmark A/S ADR........................................      30,200        889,012
                       Telecom Corp. of New Zealand Ltd. ADR.......................      38,700      1,381,106
                                                                                                  -------------
                                                                                                    77,214,236
                                                                                                  -------------
                       TOTAL COMMON STOCK (cost $89,814,174).......................                 95,288,156
                                                                                                  -------------

                                                           ---------------------

                                         PREFERRED STOCK -- 8.0%                       SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       FINANCE -- 0.6%

                       Financial Services -- 0.6%
                       Merrill Lynch & Co., Inc. 6.25%.............................      30,700   $    644,700
                                                                                                  -------------
                       INFORMATION & ENTERTAINMENT -- 0.5%

                       Broadcasting & Media -- 0.5%
                       Winstar Communications, Inc. 7.25%*.........................         450        474,750
                                                                                                  -------------
                       INFORMATION TECHNOLOGY -- 1.3%

                       Telecommunications -- 1.3%
                       ICG Funding LLC 6.75%.......................................       3,800        207,100
                       IXC Communications, Inc. 6.75%..............................      15,000        665,625
                       Qwest Trends Trust 5.75%*...................................       9,200        477,250
                                                                                                  -------------
                                                                                                     1,349,975
                                                                                                  -------------
                       UTILITIES -- 5.6%

                       Electric Utilities -- 2.5%
                       CMS Energy Corp. 8.75%+.....................................      39,000      1,511,250
                       Texas Utilities Co. 9.25%...................................      19,700      1,065,031

                       Gas & Pipeline Utilities -- 2.8%
                       Coastal Corp. 6.63%.........................................      43,500      1,098,375
                       Kerr-Mcgee Corp. 5.50%......................................      19,400        683,850
                       KN Energy, Inc. 5.80%.......................................      37,900      1,215,169

                       Telephone -- 0.3%
                       Global Telesystems Group, Inc. 7.25%........................       6,500        357,488
                                                                                                  -------------
                                                                                                     5,931,163
                                                                                                  -------------
                       TOTAL PREFERRED STOCK (cost $8,713,919).....................                  8,400,588
                                                                                                  -------------
                                                                                     PRINCIPAL
                                          BONDS & NOTES -- 0.5%                        AMOUNT
                       ----------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY -- 0.5%

                       Telecommunications -- 0.5%
                       ITC Deltacom, Inc. 4.50% 2006* (cost $478,820)..............  $  470,000        555,187
                                                                                                  -------------
                       TOTAL INVESTMENT SECURITIES (cost $99,006,913)..............                104,243,931
                                                                                                  -------------

                                      SHORT-TERM SECURITIES -- 4.4%
                       ----------------------------------------------------------------------------------------
                       TIME DEPOSIT -- 4.4%
                       Cayman Island Time Deposit with State Street Bank & Trust
                         Co. 4.50% due 8/02/99 (cost $4,626,000)...................   4,626,000      4,626,000
                                                                                                  -------------

                       TOTAL INVESTMENTS --
                         (cost $103,632,913)                             103.1%                    108,869,931
                       Liabilities in excess of other assets --           (3.1)                     (3,279,048)
                                                                        -------                  -------------
                       NET ASSETS --                                     100.0%                  $ 105,590,883
                                                                        =======                  =============

              -----------------------------

              + Non-income producing securities

              * Resale restricted to qualified institutional buyers

              ADR -- American Depository Receipt

              See Notes to Financial Statements

---------------------

---------------------

   SUNAMERICA SERIES TRUST
   EQUITY INCOME PORTFOLIO                 INVESTMENT PORTFOLIO -- JULY 31, 1999
                                                                     (UNAUDITED)

                       COMMON STOCK -- 81.6%                                          SHARES        VALUE
                       -------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 7.4%

                       Automotive -- 2.1%
                       Ford Motor Co. .............................................     2,500    $  121,563

                       Housing -- 0.9%
                       Masco Corp. ................................................     1,800        53,550

                       Retail -- 4.4%
                       Intimate Brands, Inc., Class A..............................     2,835       122,082
                       Penney (J.C.), Inc. ........................................     1,400        61,250
                       Newell Co. .................................................     1,700        73,525
                                                                                                 -----------
                                                                                                    431,970
                                                                                                 -----------
                       CONSUMER STAPLES -- 6.8%

                       Food, Beverage & Tobacco -- 3.2%
                       ConAgra, Inc. ..............................................     2,900        74,131
                       PepsiCo, Inc. ..............................................     1,300        50,863
                       Philip Morris Cos., Inc. ...................................     1,600        59,600

                       Household Products -- 3.6%
                       Colgate-Palmolive Co. ......................................     1,800        88,875
                       Kimberly-Clark Corp. .......................................     2,000       122,000
                                                                                                 -----------
                                                                                                    395,469
                                                                                                 -----------
                       ENERGY -- 11.0%

                       Energy Services -- 0.4%
                       Reliant Energy, Inc. .......................................       900        24,694

                       Energy Sources -- 10.6%
                       BP Amoco PLC ADR............................................     1,191       138,007
                       Chevron Corp. ..............................................     1,300       118,625
                       Exxon Corp. ................................................     1,300       103,187
                       Mobil Corp. ................................................     1,100       112,475
                       Royal Dutch Petroleum Co. ADR...............................     2,400       146,400
                                                                                                 -----------
                                                                                                    643,388
                                                                                                 -----------
                       FINANCE -- 14.1%

                       Banks -- 7.0%
                       Bank of America Corp. ......................................     1,000        66,375
                       Bank of New York Co., Inc. .................................     3,100       114,506
                       First Union Corp. ..........................................     1,400        64,400
                       Mellon Bank Corp. ..........................................     3,400       114,750
                       SunTrust Banks, Inc. .......................................       700        45,150

                       Financial Services -- 5.6%
                       American Express Co. .......................................     1,100       144,925
                       Associates First Capital Corp., Class A.....................     1,800        68,962
                       Federal National Mortgage Association.......................       800        55,200
                       Household International, Inc. ..............................     1,400        60,113

                                                           ---------------------

                       COMMON STOCK (CONTINUED)                                       SHARES        VALUE
                       -------------------------------------------------------------------------------------
                       FINANCE (continued)
                       Insurance -- 1.5%
                       Allstate Corp. .............................................     1,500    $   53,250
                       XL Capital Ltd., Class A....................................       700        36,750
                                                                                                 -----------
                                                                                                    824,381
                                                                                                 -----------
                       HEALTHCARE -- 10.7%

                       Drugs -- 7.2%
                       American Home Products Corp. ...............................     1,400        71,400
                       Merck & Co., Inc. ..........................................     1,000        67,687
                       Pfizer, Inc. ...............................................     1,800        61,088
                       Pharmacia & Upjohn, Inc. ...................................     1,400        75,337
                       Schering-Plough Corp. ......................................     1,900        93,100
                       SmithKline Beecham PLC ADR..................................       800        48,050

                       Medical Products -- 3.5%
                       Baxter International, Inc. .................................       900        61,819
                       Centocor, Inc. .............................................    40,000        51,200
                       Johnson & Johnson Co. ......................................     1,000        92,125
                                                                                                 -----------
                                                                                                    621,806
                                                                                                 -----------
                       INDUSTRIAL & COMMERCIAL -- 11.0%

                       Business Services -- 3.4%
                       Ecolab, Inc. ...............................................     2,600       110,825
                       ServiceMaster Co. ..........................................     4,800        86,400

                       Electrical Equipment -- 2.2%
                       General Electric Co. .......................................     1,200       130,800

                       Multi-Industry -- 2.3%
                       Minnesota Mining & Manufacturing Co. .......................     1,000        87,937
                       Sara Lee Corp. .............................................     2,000        44,000

                       Transportation -- 3.1%
                       Knightsbridge Tankers Ltd. .................................     3,200        57,000
                       Union Pacific Corp. ........................................     2,300       124,919
                                                                                                 -----------
                                                                                                    641,881
                                                                                                 -----------
                       INFORMATION TECHNOLOGY -- 1.3%

                       Electronics -- 1.3%
                       Emerson Electric Co. .......................................     1,300        77,594
                                                                                                 -----------
                       MATERIALS -- 2.5%

                       Chemicals -- 2.5%
                       du Pont (E.I.) de Nemours & Co. ............................     1,600       115,300
                       Lyondell Petrochemical Co. .................................     1,800        32,850
                                                                                                 -----------
                                                                                                    148,150
                                                                                                 -----------
                       REAL ESTATE -- 5.1%

                       Real Estate Investment Trusts -- 5.1%
                       Crescent Real Estate Equities Co. ..........................     1,800        39,600
                       Duke-Weeks Realty Corp. ....................................     2,622        57,356
                       Healthcare Realty Trust.....................................     2,300        48,300
                       Manufactured Home Communities, Inc. ........................     2,900        70,325
                       Meditrust Co. ..............................................     1,800        19,575
                       Simon Property Group, Inc. .................................     2,400        63,750
                                                                                                 -----------
                                                                                                    298,906
                                                                                                 -----------

---------------------

                       COMMON STOCK (CONTINUED)                                       SHARES        VALUE
                       -------------------------------------------------------------------------------------
                       UTILITIES -- 11.7%
                       Electric Utilities -- 3.2%
                       Cinergy Corp. ..............................................     1,800    $   53,887
                       FPL Group, Inc. ............................................       800        43,150
                       Texas Utilities Co. ........................................     2,100        89,119

                       Gas & Pipeline Utilities -- 1.3%
                       Enron Corp. ................................................       900        76,669

                       Telephone -- 7.2%
                       Ameritech Corp. ............................................     1,700       124,525
                       AT&T Corp. .................................................     2,800       145,425
                       Deutsche Telekom AG ADR.....................................     2,200        88,963
                       Sprint Corp. ...............................................     1,200        62,025
                                                                                                 -----------
                                                                                                    683,763
                                                                                                 -----------
                       TOTAL COMMON STOCK (cost $4,505,471)........................               4,767,308
                                                                                                 -----------

                       PREFERRED STOCK 5.9%
                       -------------------------------------------------------------------------------------
                       HEALTHCARE -- 1.1%

                       Drugs -- 1.1%
                       Monsanto Co. 6.50%..........................................     1,500        61,500
                       INDUSTRIAL & COMMERCIAL -- 0.9%

                       Transportation -- 0.9%
                       Union Pacific Capital Trust 6.25%...........................     1,000        50,625
                       INFORMATION & ENTERTAINMENT -- 0.4%

                       Broadcasting & Media -- 0.4%
                       Tribune Co. 6.25%...........................................     1,000        26,000
                       UTILITIES -- 1.9%

                       Electric Utilities -- 1.9%
                       Houston Industries, Inc. 7.00%..............................       900       108,956
                       INFORMATION TECHNOLOGY -- 1.6%

                       Telecommunications -- 1.6%
                       AirTouch Communications, Inc., Series C 4.25%...............       600        95,175
                                                                                                 -----------
                       TOTAL PREFERRED STOCK (cost $269,470).......................                 342,256
                                                                                                 -----------
                                                                                     PRINCIPAL
                       BONDS & NOTES -- 3.2%                                          AMOUNT
                       -------------------------------------------------------------------------------------
                       HEALTHCARE -- 3.2%

                       Drugs -- 1.4%
                       Elan Finance Corp. PLC zero coupon 2018*....................  $150,000        79,313

                       Health Services -- 1.8%
                       Medical Care International, Inc. 6.75% 2006.................    75,000        63,750
                       Tenet Healthcare Corp. 6.00% 2005...........................    50,000        38,625
                                                                                                 -----------
                                                                                                    102,375
                                                                                                 -----------
                       TOTAL BONDS & NOTES (cost $191,112).........................                 181,688
                                                                                                 -----------
                       TOTAL INVESTMENT SECURITIES (cost $4,966,053)...............               5,291,252
                                                                                                 -----------

                                                           ---------------------

                                                                                     PRINCIPAL
                                       REPURCHASE AGREEMENT -- 9.2%                   AMOUNT        VALUE
                       -------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENT -- 9.2%
                       Agreement with State Street Bank & Trust Co., bearing
                         interest at 4.25%, dated 7/30/99, to be repurchased
                         8/02/99 in the amount of $539,191 and collateralized by
                         $530,000 of U.S. Treasury Notes, bearing interest at
                         6.25%, due 2/15/07 and having an approximate value of
                         $549,902 (cost $539,000)..................................  $539,000    $  539,000
                                                                                                 -----------

                       TOTAL INVESTMENTS --
                         (cost $5,505,053)                             99.9%                      5,830,252
                       Other assets less liabilities --                  0.1                          4,446
                                                                      ------                    -----------
                       NET ASSETS --                                  100.0%                    $ 5,834,698
                                                                      ======                    ===========

              -----------------------------

              + Non-income producing securities

              * Resale restricted to qualified institutional buyers

              ADR -- American Depository Receipt

              See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    EQUITY INDEX PORTFOLIO                 INVESTMENT PORTFOLIO -- JULY 31, 1999
                                                                     (UNAUDITED)

                                          COMMON STOCK -- 84.1%                        SHARES          VALUE
                       -----------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 7.1%

                       Apparel & Textiles -- 0.2%
                       Fruit Of The Loom, Inc., Class A............................          100   $        794
                       Liz Claiborne, Inc. ........................................          100          3,881
                       Nike, Inc., Class B.........................................          500         26,000
                       Reebok International Ltd. ..................................          100          1,212
                       Russell Corp. ..............................................          100          1,919
                       V.F. Corp. .................................................          200          7,900

                       Automotive -- 1.2%
                       Cooper Tire & Rubber Co. ...................................          100          2,250
                       Crane Co. ..................................................          100          2,538
                       Cummins Engine Co., Inc. ...................................          100          6,469
                       Dana Corp. .................................................          300         12,525
                       Delphi Automotive Systems Corp. ............................        1,000         18,000
                       Ford Motor Co. .............................................        2,100        102,112
                       General Motors Corp. .......................................        1,100         67,031
                       Genuine Parts Co. ..........................................          300          9,319
                       Goodyear Tire & Rubber Co. .................................          300         15,862
                       Navistar International Corp., Inc. .........................          100          4,444
                       PACCAR, Inc. ...............................................          100          5,731
                       TRW, Inc. ..................................................          200         10,688

                       Housing -- 0.5%
                       Armstrong World Industries, Inc. ...........................          100          5,500
                       Black & Decker Corp. .......................................          200         11,550
                       Cooper Industries, Inc. ....................................          200         10,975
                       Fleetwood Enterprises, Inc. ................................          100          2,306
                       Kaufman & Broad Home Corp. .................................          100          2,081
                       Lowe's Cos., Inc. ..........................................          600         31,650
                       Masco Corp. ................................................          600         17,850
                       Maytag Corp. ...............................................          200         13,925
                       Owens Corning Co. ..........................................          100          3,088
                       Pulte Corp. ................................................          100          2,269
                       Sherwin Williams Co. .......................................          300          8,100
                       Snap-On Tools Corp. ........................................          100          3,500
                       Stanley Works...............................................          200          5,587

                       Retail -- 5.2%
                       Albertsons, Inc. ...........................................          889         44,172
                       American Greetings Corp., Class A...........................          100          2,938
                       AutoZone, Inc.+.............................................          300          7,406
                       Circuit City Stores, Inc. ..................................          400         18,900
                       Consolidated Stores Corp.+..................................          200          3,125
                       Costco Cos., Inc.+..........................................          400         29,900
                       CVS Corp. ..................................................          700         34,825
                       Dayton Hudson Corp. ........................................          800         51,750
                       Dillards, Inc., Class A.....................................          200          6,163
                       Dollar General Corp. .......................................          400         10,575
                       Federated Department Stores, Inc.+..........................          400         20,525
                       Gap, Inc. ..................................................        1,500         70,125
                       Great Atlantic & Pacific Tea Co., Inc. .....................          100          3,456
                       Harcourt General, Inc. .....................................          100          4,644

                                                           ---------------------

                       COMMON STOCK (CONTINUED)                                        SHARES          VALUE
                       -----------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY (continued)
                       Retail (continued)
                       Home Depot, Inc. ...........................................        2,600   $    165,912
                       International Flavors & Fragrances, Inc. ...................          200          9,063
                       Jostens, Inc. ..............................................          100          2,025
                       K Mart Corp.+...............................................          900         13,050
                       Kohl's Corp.+...............................................          300         22,819
                       Kroger Co. .................................................        1,400         36,837
                       Limited, Inc. ..............................................          400         18,275
                       Longs Drug Stores Corp. ....................................          100          3,444
                       May Department Stores Co. ..................................          600         23,212
                       Newell Co. .................................................          500         21,625
                       Nordstrom, Inc. ............................................          200          6,288
                       Office Depot, Inc.+.........................................          600         11,250
                       Penney (J.C.), Inc. ........................................          500         21,875
                       Pep Boys -- Manny, Moe & Jack...............................          100          1,663
                       Rite Aid Corp. .............................................          400          8,475
                       Safeway, Inc.+..............................................          900         48,487
                       Sears, Roebuck & Co. .......................................          700         28,350
                       SUPERVALU, Inc. ............................................          200          4,550
                       TJX Cos., Inc. .............................................          600         19,837
                       Toys 'R' Us, Inc.+..........................................          400          6,500
                       Wal-Mart Stores, Inc. ......................................        7,700        325,325
                       Walgreen Co. ...............................................        1,700         48,131
                       Winn Dixie Stores, Inc. ....................................          300         11,888
                                                                                                   -------------
                                                                                                      1,584,441
                                                                                                   -------------
                       CONSUMER STAPLES -- 6.4%

                       Food, Beverage & Tobacco -- 4.2%
                       Adolph Coors Co., Class B...................................          100          5,325
                       Anheuser-Busch Cos., Inc. ..................................          800         63,150
                       Archer-Daniels-Midland Co. .................................        1,000         14,000
                       Bestfoods...................................................          500         24,375
                       Brown-Forman Corp., Class B.................................          100          6,200
                       Campbell Soup Co. ..........................................          800         35,200
                       Coca-Cola Co. ..............................................        4,300        259,344
                       Coca-Cola Enterprises, Inc. ................................          700         20,431
                       ConAgra, Inc. ..............................................          800         20,450
                       General Mills, Inc. ........................................          300         24,844
                       H.J. Heinz & Co. ...........................................          600         28,275
                       Hershey Foods Corp. ........................................          200         11,600
                       Kellogg Co. ................................................          700         24,369
                       Nabisco Group Holding Corp. ................................          600         11,250
                       PepsiCo, Inc. ..............................................        2,600        101,725
                       Philip Morris Cos., Inc. ...................................        4,200        156,450
                       Quaker Oats Co. ............................................          200         13,613
                       R.J. Reynolds Tobacco Holdings, Inc. .......................          100          2,737
                       Ralston Purina Group........................................          600         17,962
                       SYSCO Corp. ................................................          600         19,612
                       Unilever NV.................................................        1,000         69,875
                       UST, Inc. ..................................................          300          9,300
                       W.M. Wrigley Jr. Co. .......................................          200         15,938

                       Household Products -- 2.2%
                       Alberto Culver Co. .........................................          100          2,556
                       Avon Products, Inc. ........................................          500         22,750
                       Clorox Co. .................................................          200         22,400
                       Colgate-Palmolive Co. ......................................        1,000         49,375
                       Fort James Corp. ...........................................          400         14,600

---------------------

                       COMMON STOCK (CONTINUED)                                        SHARES          VALUE
                       -----------------------------------------------------------------------------------------
                       CONSUMER STAPLES (continued)
                       Household Products (continued)
                       Fortune Brands, Inc. .......................................          300   $     11,850
                       Gillette Co. ...............................................        1,900         83,244
                       Kimberly-Clark Corp. .......................................          900         54,900
                       Owens-Illinois, Inc.+.......................................          300          7,481
                       Procter & Gamble Co. .......................................        2,300        208,150
                       Tupperware Corp. ...........................................          100          2,362
                       Whirlpool Corp. ............................................          100          7,169
                                                                                                   -------------
                                                                                                      1,442,862
                                                                                                   -------------
                       ENERGY -- 5.3%

                       Energy Services -- 0.7%
                       Baker Hughes, Inc. .........................................          600         20,888
                       Coastal Corp. ..............................................          400         15,825
                       Halliburton Co. ............................................          800         36,900
                       Helmerich & Payne, Inc. ....................................          100          2,556
                       Reliant Energy, Inc. .......................................          500         13,719
                       Rowan Cos., Inc. ...........................................          100          1,881
                       Schlumberger Ltd. ..........................................          900         54,506

                       Energy Sources -- 4.6%
                       Amerada Hess Corp. .........................................          200         11,837
                       Anadarko Petroleum Corp. ...................................          200          7,638
                       Apache Corp. ...............................................          200          8,488
                       Atlantic Richfield Co. .....................................          600         54,037
                       Burlington Resources, Inc. .................................          300         13,256
                       Chevron Corp. ..............................................        1,100        100,375
                       Exxon Corp. ................................................        4,200        333,375
                       Kerr-McGee Corp. ...........................................          100          5,150
                       Mobil Corp. ................................................        1,400        143,150
                       Occidental Petroleum Corp. .................................          600         11,738
                       Phillips Petroleum Co. .....................................          400         20,525
                       Royal Dutch Petroleum Co. ADR...............................        3,700        225,700
                       Sonat, Inc. ................................................          200          7,038
                       Sunoco, Inc. ...............................................          200          6,100
                       Texaco, Inc. ...............................................          900         56,081
                       Union Pacific Resources Group, Inc. ........................          400          7,125
                       Unocal Corp. ...............................................          400         15,875
                       USX-Marathon Group, Inc. ...................................          500         15,187
                                                                                                   -------------
                                                                                                      1,188,950
                                                                                                   -------------
                       FINANCE -- 12.9%

                       Banks -- 5.2%
                       Bank of America Corp. ......................................        3,000        199,125
                       Bank of New York Co., Inc. .................................        1,300         48,019
                       Bank One Corp. .............................................        2,000        109,125
                       BankBoston Corp. ...........................................          500         23,469
                       BB&T Corp. .................................................          500         17,625
                       Chase Manhattan Corp. ......................................        1,500        115,312
                       Comerica, Inc. .............................................          300         16,650
                       Fifth Third Bancorp.........................................          500         32,531
                       First Union Corp. ..........................................        1,700         78,200
                       Firstar Corp. ..............................................        1,100         28,669
                       Fleet Financial Group, Inc. ................................        1,000         40,500
                       Golden West Financial Corp. ................................          100          9,594
                       Huntington Bancshares, Inc. ................................          420         12,653
                       KeyCorp.....................................................          800         25,200
                       Mellon Bank Corp. ..........................................          900         30,375

                                                           ---------------------
                                       73
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
                       COMMON STOCK (CONTINUED)                                        SHARES          VALUE
                       -----------------------------------------------------------------------------------------
                       FINANCE (continued)
                       Banks (continued)
                       Mercantile Bancorp, Inc. ...................................          300   $     16,350
                       National City Corp. ........................................        1,000         29,750
                       Northern Trust Corp. .......................................          200         17,400
                       PNC Bank Corp. .............................................          500         26,437
                       Regions Financial Corp. ....................................          400         14,225
                       Southtrust Corp. ...........................................          300         11,025
                       State Street Corp. .........................................          300         21,262
                       Summit Bancorp..............................................          300         11,100
                       SunTrust Banks, Inc. .......................................          600         38,700
                       Synovus Financial Corp. ....................................          500          9,156
                       U.S. Bancorp................................................        1,300         40,462
                       Union Planters Corp. .......................................          200          8,863
                       Wachovia Corp. .............................................          400         31,225
                       Wells Fargo Co. ............................................        2,900        113,100

                       Financial Services -- 5.0%
                       American Express Co. .......................................          800        105,400
                       AmSouth Bancorp.............................................          300          6,863
                       Associates First Capital Corp., Class A.....................        1,300         49,806
                       Bear Stearns Cos., Inc. ....................................          200          8,463
                       Capital One Financial Corp. ................................          300         13,913
                       Charles Schwab Corp. .......................................        1,400         61,687
                       Citigroup, Inc. ............................................        5,900        262,919
                       Countrywide Credit Industries, Inc. ........................          200          7,450
                       Dun & Bradstreet Corp. .....................................          300          9,525
                       Federal Home Loan Mortgage Corp. ...........................        1,200         68,850
                       Federal National Mortgage Association.......................        1,800        124,200
                       Household International, Inc. ..............................          800         34,350
                       Lehman Brothers Holdings, Inc. .............................          200         10,750
                       MBIA, Inc. .................................................          200         11,450
                       MBNA Corp. .................................................        1,400         39,900
                       Merrill Lynch & Co., Inc. ..................................          600         40,837
                       Morgan (J.P.) & Co., Inc. ..................................          300         38,362
                       Morgan Stanley, Dean Witter & Co. ..........................        1,000         90,125
                       PaineWebber Group, Inc. ....................................          300         12,000
                       Paychex, Inc. ..............................................          400         11,225
                       Providian Financial Corp. ..................................          200         18,200
                       Republic New York Corp. ....................................          200         13,950
                       SLM Holding Corp. ..........................................          300         13,650
                       The Hartford Financial Services Group, Inc. ................          400         21,600
                       Washington Mutual, Inc. ....................................        1,000         34,313

                       Insurance -- 2.7%
                       Aegon NV....................................................          144         10,934
                       Aetna, Inc. ................................................          200         16,400
                       AFLAC, Inc. ................................................          500         23,187
                       Allstate Corp. .............................................        1,400         49,700
                       American General Corp. .....................................          400         30,950
                       American International Group, Inc.#.........................        2,100        243,862
                       Aon Corp. ..................................................          400         14,975
                       Chubb Corp. ................................................          300         17,944
                       CIGNA Corp. ................................................          400         35,275
                       Cincinnati Financial Corp. .................................          300         11,288
                       Conseco, Inc. ..............................................          600         17,287
                       Jefferson-Pilot Corp. ......................................          200         14,612
                       Lincoln National Corp. .....................................          300         15,000
                       Marsh & McLennan Cos., Inc. ................................          500         38,000
                       MGIC Investment Corp. ......................................          200          9,863

---------------------
                                       74
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
                       COMMON STOCK (CONTINUED)                                        SHARES          VALUE
                       -----------------------------------------------------------------------------------------
                       FINANCE (continued)
                       Insurance (continued)
                       Progressive Corp. ..........................................          100   $     12,775
                       SAFECO Corp. ...............................................          200          7,613
                       St. Paul Cos., Inc. ........................................          400         12,450
                       Torchmark, Inc. ............................................          200          6,575
                       Unumprovident Corp. ........................................          473         24,478
                                                                                                   -------------
                                                                                                      2,899,058
                                                                                                   -------------
                       HEALTHCARE -- 9.3%

                       Drugs -- 6.1%
                       Allergan, Inc. .............................................          100          9,450
                       ALZA Corp.+.................................................          200          9,725
                       American Home Products Corp. ...............................        2,300        117,300
                       Bristol-Myers Squibb Co. ...................................        3,400        226,100
                       Cardinal Health, Inc. ......................................          500         34,125
                       Eli Lilly & Co. ............................................        1,900        124,687
                       Merck & Co., Inc. ..........................................        4,100        277,519
                       Monsanto Co. ...............................................        1,100         43,038
                       Pfizer, Inc. ...............................................        6,700        227,381
                       Pharmacia & Upjohn, Inc. ...................................          900         48,431
                       Pioneer Hi-Bred International, Inc. ........................          400         15,550
                       Schering-Plough Corp. ......................................        2,600        127,400
                       Warner-Lambert Co. .........................................        1,500         99,000
                       Watson Pharmaceuticals, Inc.+...............................          200          6,888

                       Health Services -- 0.5%
                       Columbia/HCA Healthcare Corp. ..............................        1,000         22,250
                       HCR Manor Care, Inc.+.......................................          200          4,075
                       Healthsouth Corp. ..........................................          700          8,575
                       Humana, Inc. ...............................................          300          3,263
                       IMS Health, Inc. ...........................................          500         13,937
                       McKesson HBOC, Inc. ........................................          500         15,531
                       Tenet Healthcare Corp.+.....................................          500          8,969
                       United HealthCare Corp. ....................................          300         18,300
                       Wellpoint Health Networks, Inc., Class A+...................          100          8,213

                       Medical Products -- 2.7%
                       Abbott Laboratories, Inc. ..................................        2,600        111,637
                       Amgen, Inc.+................................................          900         69,187
                       Bausch & Lomb, Inc. ........................................          100          7,181
                       Baxter International, Inc. .................................          500         34,344
                       Becton Dickinson & Co. .....................................          400         10,975
                       Biomet, Inc. ...............................................          200          7,275
                       Boston Scientific Corp.+....................................          700         28,394
                       C.R. Bard, Inc. ............................................          100          4,863
                       Guidant Corp.+..............................................          500         29,281
                       Johnson & Johnson Co. ......................................        2,300        211,887
                       Mallinckrodt, Inc. .........................................          100          3,388
                       Medtronic, Inc. ............................................        1,000         72,062
                       Perkin-Elmer Corp. .........................................          200         11,213
                       St. Jude Medical, Inc.+.....................................          100          3,719
                                                                                                   -------------
                                                                                                      2,075,113
                                                                                                   -------------
                       INDUSTRIAL & COMMERCIAL -- 8.4%

                       Aerospace & Military Technology -- 1.3%
                       Allied Signal, Inc. ........................................        1,000         64,687
                       Boeing Co. .................................................        1,700         77,137
                       General Dynamics Corp. .....................................          200         13,463

                                                           ---------------------

                       COMMON STOCK (CONTINUED)                                        SHARES          VALUE
                       -----------------------------------------------------------------------------------------
                       INDUSTRIAL & COMMERCIAL (continued)
                       Aerospace & Military Technology (continued)
                       Lockheed Martin Corp. ......................................          700   $     24,369
                       Northrop Grumman Corp. .....................................          100          7,213
                       Raytheon Co., Class B.......................................          600         42,187
                       Rockwell International Corp. ...............................          300         17,644
                       United Technologies Corp. ..................................          800         53,350

                       Business Services -- 1.1%
                       Cendant Corp.+..............................................        1,300         26,162
                       Centex Corp. ...............................................          100          3,369
                       Ceridian Corp. .............................................          300          8,400
                       Computer Sciences Corp.+....................................          300         19,312
                       DeLuxe Corp. ...............................................          100          3,750
                       Ecolab, Inc. ...............................................          200          8,525
                       Electronic Data Systems Corp. ..............................          900         54,281
                       Equifax, Inc. ..............................................          300          9,863
                       First Data Corp. ...........................................          700         34,694
                       Fluor Corp. ................................................          100          4,006
                       Foster Wheeler Corp. .......................................          100          1,219
                       Franklin Resources, Inc. ...................................          400         15,250
                       Gartner Group, Inc.+........................................           65          1,408
                       H&R Block, Inc. ............................................          200         10,925
                       Johnson Controls, Inc. .....................................          100          6,856
                       National Service Industries, Inc. ..........................          100          3,531
                       R.R. Donnelley & Sons Co. ..................................          200          7,000
                       Service Corp. International.................................          500          7,938
                       Waste Management, Inc. .....................................        1,100         28,119

                       Electrical Equipment -- 3.0%
                       Best Buy Co., Inc.+.........................................          400         29,850
                       Danaher Corp. ..............................................          200         11,412
                       General Electric Co. .......................................        5,700        621,300

                       Machinery -- 0.7%
                       Case Corp. .................................................          100          4,763
                       Caterpillar, Inc. ..........................................          600         35,175
                       Deere & Co. ................................................          400         15,300
                       Dover Corp. ................................................          400         15,800
                       Illinois Tool Works, Inc. ..................................          400         29,725
                       Ingersoll-Rand Co. .........................................          300         19,294
                       ITT Industries, Inc. .......................................          200          7,475
                       Pall Corp. .................................................          200          4,213
                       Parker Hannifin Corp. ......................................          200          9,437
                       Thermo Electron Corp.+......................................          300          5,156
                       W.W. Grainger, Inc. ........................................          200          9,450

                       Multi-Industry -- 1.8%
                       B.F. Goodrich Co. ..........................................          100          4,150
                       Corning, Inc. ..............................................          400         28,000
                       Dominion Resources, Inc. ...................................          300         13,219
                       Eaton Corp. ................................................          100          9,894
                       FDX Corp.+..................................................          500         22,406
                       Loews Corp. ................................................          200         14,025
                       McDermott International, Inc. ..............................          100          2,819
                       Minnesota Mining & Manufacturing Co. .......................          700         61,556
                       Raychem Corp. ..............................................          100          3,812
                       Sara Lee Corp. .............................................        1,600         35,200
                       Seagram Co., Ltd. ..........................................          700         35,919

---------------------

                       COMMON STOCK (CONTINUED)                                        SHARES          VALUE
                       -----------------------------------------------------------------------------------------
                       INDUSTRIAL & COMMERCIAL (continued)
                       Multi-Industry (continued)
                       Tenneco, Inc. ..............................................          300   $      6,844
                       Textron, Inc. ..............................................          300         24,675
                       Tyco International Ltd. ....................................        1,400        136,762

                       Transportation -- 0.5%
                       Burlington Northern Santa Fe Corp. .........................          800         25,600
                       CSX Corp. ..................................................          400         19,375
                       Kansas City Southern Industries, Inc. ......................          200         11,050
                       Laidlaw, Inc. ..............................................          600          3,675
                       Norfolk Southern Corp. .....................................          700         20,475
                       Ryder System, Inc. .........................................          100          2,356
                       Union Pacific Corp. ........................................          400         21,725
                                                                                                   -------------
                                                                                                      1,876,545
                                                                                                   -------------
                       INFORMATION & ENTERTAINMENT -- 4.0%

                       Broadcasting & Media -- 2.1%
                       CBS Corp.+..................................................        1,200         52,725
                       Dow Jones & Co., Inc. ......................................          200          9,975
                       Gannett Co, Inc. ...........................................          500         36,125
                       Interpublic Group of Cos., Inc.+............................          400         16,800
                       King World Productions, Inc.+...............................          100          3,488
                       Knight-Ridder, Inc. ........................................          100          5,363
                       McGraw-Hill Cos., Inc. .....................................          300         15,262
                       MediaOne Group, Inc.+.......................................        1,100         79,612
                       Meredith Corp. .............................................          100          3,594
                       New York Times Co., Class A.................................          300         11,794
                       Omnicom Group, Inc. ........................................          300         21,262
                       Time Warner, Inc. ..........................................        2,100        151,200
                       Times Mirror Co., Series A..................................          100          6,025
                       Tribune Co. ................................................          200         17,612
                       Viacom, Inc., Class B+......................................        1,200         50,325

                       Entertainment Products -- 0.3%
                       Brunswick Corp. ............................................          200          5,475
                       Eastman Kodak Co. ..........................................          600         41,475
                       Hasbro, Inc. ...............................................          300          7,800
                       Mattel, Inc. ...............................................          700         16,450
                       Polaroid Corp. .............................................          100          2,300

                       Leisure & Tourism -- 1.6%
                       AMR Corp.+..................................................          300         19,462
                       Carnival Corp., Class A.....................................        1,100         51,081
                       Darden Restaurants, Inc. ...................................          200          4,363
                       Delta Air Lines, Inc. ......................................          200         11,925
                       Harrah's Entertainment, Inc.+...............................          200          4,263
                       Hilton Hotels Corp. ........................................          400          5,225
                       Marriott International, Inc., Class A.......................          400         14,025
                       McDonald's Corp. ...........................................        2,400        100,050
                       Mirage Resorts, Inc. .......................................          300          4,219
                       Southwest Airlines Co. .....................................          900         16,650
                       The Walt Disney Co.+........................................        3,600         99,450
                       Tricon Global Restaurants, Inc.+............................          300         12,206
                       USAirways Group, Inc. ......................................          100          3,563
                       Wendy's International, Inc. ................................          200          5,812
                                                                                                   -------------
                                                                                                        906,956
                                                                                                   -------------

                                                           ---------------------

                       COMMON STOCK (CONTINUED)                                        SHARES          VALUE
                       -----------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY -- 19.2%
                       Communication Equipment -- 0.3%
                       3Com Corp.+.................................................          600   $     14,475
                       Andrew Corp.+...............................................          100          2,000
                       Novell, Inc.+...............................................          600         15,450
                       Scientific-Atlanta, Inc. ...................................          100          3,650
                       Tellabs, Inc.+..............................................          700         43,094

                       Computers & Business Equipment -- 7.1%
                       Apple Computer, Inc.+.......................................          300         16,706
                       Avery Dennison Corp. .......................................          200         12,275
                       Cabletron Systems, Inc.+....................................          300          3,619
                       Cisco Systems, Inc.+........................................        5,500        341,687
                       Compaq Computer Corp. ......................................        2,900         69,600
                       Data General Corp.+.........................................          100          1,394
                       Dell Computer Corp.+........................................        4,400        179,850
                       EG&G, Inc. .................................................          100          3,356
                       EMC Corp.+..................................................        1,800        109,013
                       Gateway 2000, Inc.+.........................................          300         22,856
                       Harris Corp. ...............................................          100          3,031
                       Hewlett-Packard Co. ........................................        1,800        188,438
                       IKON Office Solutions, Inc. ................................          300          3,956
                       International Business Machines Corp. ......................        3,100        389,631
                       Network Appliance, Inc.+....................................          100          5,450
                       Pitney Bowes, Inc. .........................................          500         31,813
                       Seagate Technology, Inc.+...................................          400         10,750
                       Silicon Graphics, Inc.+.....................................          300          5,306
                       Staples, Inc.+..............................................          800         23,100
                       Sun Microsystems, Inc.+.....................................        1,300         88,238
                       Tektronix, Inc. ............................................          100          3,169
                       Unisys Corp.+...............................................          500         20,406
                       Xerox Corp. ................................................        1,100         53,625

                       Electronics -- 3.4%
                       Advanced Micro Devices, Inc.+...............................          300          5,156
                       Emerson Electric Co. .......................................          800         47,750
                       Honeywell, Inc. ............................................          200         23,962
                       Intel Corp. ................................................        5,800        400,200
                       KLA-Tencor Corp.+...........................................          200         13,550
                       LSI Logic Corp.+............................................          200         10,062
                       Micron Technology, Inc. ....................................          400         24,850
                       Milacron, Inc. .............................................          100          1,713
                       Millipore Corp. ............................................          100          4,075
                       Motorola, Inc. .............................................        1,000         91,250
                       National Semiconductor Corp.+...............................          300          7,425
                       Solectron Corp.+............................................          400         25,775
                       Tandy Corp. ................................................          300         15,394
                       Texas Instruments, Inc. ....................................          700        100,800
                       Thomas & Betts Corp. .......................................          100          4,525

                       Software -- 5.8%
                       Adobe Systems, Inc. ........................................          100          8,575
                       America Online, Inc.+.......................................        1,900        180,737
                       Autodesk, Inc. .............................................          100          2,650
                       Automatic Data Processing, Inc. ............................        1,100         44,069
                       BMC Software, Inc.+.........................................          400         21,550
                       Computer Associates International, Inc. ....................          900         41,288
                       Compuware Corp.+............................................          600         16,650
                       Microsoft Corp.+............................................        8,900        763,731
                       Nortel Networks Corp. ......................................        1,200        106,350

---------------------

                       COMMON STOCK (CONTINUED)                                        SHARES          VALUE
                       -----------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY (continued)
                       Software (continued)
                       Oracle Corp.+...............................................        2,500   $     95,156
                       Parametric Technology Corp.+................................          500          7,063
                       PeopleSoft, Inc. ...........................................          400          5,450

                       Telecommunications -- 2.6%
                       ALLTEL Corp. ...............................................          500         35,906
                       Clear Channel Communications, Inc.+.........................          600         41,738
                       Comcast Corp., Class A......................................        1,300         50,050
                       Frontier Corp. .............................................          300         16,631
                       General Instrument Corp. ...................................          300         13,613
                       Lucent Technologies, Inc. ..................................        5,300        344,831
                       Nextel Communications, Inc., Class A+.......................          500         26,781
                       U.S. West, Inc. ............................................          900         51,581
                                                                                                   -------------
                                                                                                      4,316,825
                                                                                                   -------------
                       MATERIALS -- 2.8%

                       Chemicals -- 1.3%
                       Air Products & Chemicals, Inc. .............................          400         13,375
                       Ashland, Inc. ..............................................          100          3,800
                       Dow Chemical Co. ...........................................          400         49,600
                       du Pont (E.I.) de Nemours & Co. ............................        2,000        144,125
                       Eastman Chemical Co. .......................................          100          5,169
                       Engelhard Corp. ............................................          200          4,462
                       FMC Corp. ..................................................          100          6,975
                       Great Lakes Chemical Corp. .................................          100          4,425
                       Hercules, Inc. .............................................          200          6,975
                       Nalco Chemical Co. .........................................          100          5,144
                       Praxair, Inc. ..............................................          300         13,837
                       Rohm & Haas Co. ............................................          400         17,050
                       Sigma-Aldrich Corp. ........................................          200          6,725
                       Union Carbide Corp. ........................................          200          9,600
                       W.R. Grace & Co.+...........................................          100          1,881

                       Forest Products -- 0.8%
                       Applied Materials, Inc.+....................................          600         43,162
                       Ball Corp. .................................................          100          4,844
                       Bemis Co., Inc. ............................................          100          3,700
                       Boise Cascade Corp. ........................................          100          3,856
                       Champion International Corp. ...............................          200         10,350
                       Georgia-Pacific Group.......................................          300         13,481
                       International Paper Co. ....................................          700         35,788
                       Louisiana-Pacific Corp. ....................................          200          4,388
                       Mead Corp. .................................................          200          8,200
                       Potlatch Corp. .............................................          100          4,056
                       Sealed Air Corp.+...........................................          100          6,425
                       Temple-Inland, Inc. ........................................          100          6,325
                       Westvaco Corp. .............................................          200          5,888
                       Weyerhaeuser Co. ...........................................          300         19,406
                       Willamette Industries, Inc. ................................          200          9,000

                       Metals & Minerals -- 0.7%
                       Alcan Aluminium Ltd. .......................................          400         12,050
                       Alcoa, Inc. ................................................          600         35,925
                       Allegheny Teldyne, Inc. ....................................          300          6,431
                       ASARCO, Inc. ...............................................          100          1,775
                       Barrick Gold Corp. .........................................          700         12,994
                       Battle Mountain Gold Co. ...................................          400            775

                                                           ---------------------

                       COMMON STOCK (CONTINUED)                                        SHARES          VALUE
                       -----------------------------------------------------------------------------------------
                       MATERIALS (continued)
                       Metals & Minerals (continued)
                       Bethlehem Steel Corp. ......................................          200   $      1,563
                       Crown Cork & Seal Co., Inc. ................................          200          5,862
                       Cyprus Amax Minerals Co. ...................................          200          2,625
                       Freeport-McMoRan Copper & Gold, Inc., Class B...............          300          5,063
                       Homestake Mining Co. .......................................          500          4,000
                       Inco Ltd. ..................................................          300          5,325
                       Newmont Mining Corp. .......................................          300          5,550
                       Nucor Corp. ................................................          200          9,700
                       Phelps Dodge Corp. .........................................          100          5,931
                       Placer Dome, Inc. ..........................................          600          6,112
                       PPG Industries, Inc. .......................................          300         17,887
                       Reynolds Metals Co. ........................................          100          5,663
                       Timken Co. .................................................          100          1,650
                       USX-US Steel Group, Inc. ...................................          200          5,188
                       Vulcan Materials Co. .......................................          200          8,800
                       Worthington Industries, Inc. ...............................          200          2,925
                                                                                                   -------------
                                                                                                        635,806
                                                                                                   -------------
                       UTILITIES -- 8.7%

                       Electric Utilities -- 1.5%
                       AES Corp.+..................................................          300         18,000
                       Ameren Corp. ...............................................          200          7,800
                       American Electric Power Co., Inc. ..........................          300         10,613
                       Carolina Power & Light Co. .................................          300         12,337
                       Central & South West Corp. .................................          400          8,525
                       Cinergy Corp. ..............................................          300          8,981
                       CMS Energy Corp. ...........................................          200          7,475
                       Consolidated Edison, Inc. ..................................          400         17,400
                       DTE Energy Co. .............................................          300         11,738
                       Duke Energy Corp. ..........................................          600         31,762
                       Edison International........................................          600         15,187
                       Entergy Corp. ..............................................          400         12,125
                       FirstEnergy Corp. ..........................................          400         11,425
                       Florida Progress Corp. .....................................          200          8,188
                       FPL Group, Inc. ............................................          300         16,181
                       GPU, Inc. ..................................................          200          7,675
                       New Century Energies, Inc. .................................          200          6,938
                       Niagara Mohawk Power Corp.+.................................          300          4,725
                       Northern States Power Co. ..................................          300          6,750
                       PacifiCorp..................................................          500          9,125
                       PECO Energy Co. ............................................          300         12,712
                       PP&L Resources, Inc. .......................................          300          8,681
                       Public Service Enterprise Group, Inc. ......................          400         16,125
                       Southern Co. ...............................................        1,200         31,725
                       Texas Utilities Co. ........................................          500         21,219
                       Unicom Corp. ...............................................          400         15,700

                       Gas & Pipeline Utilities -- 0.7%
                       Columbia Energy Group.......................................          100          5,950
                       Consolidated Natural Gas Co. ...............................          200         12,525
                       Constellation Energy Group, Inc. ...........................          300          8,794
                       Enron Corp. ................................................          600         51,112
                       NICOR, Inc. ................................................          100          3,863
                       ONEOK, Inc. ................................................          100          3,181
                       Peoples Energy Corp. .......................................          100          3,681

---------------------

                       COMMON STOCK (CONTINUED)                                        SHARES          VALUE
                       -----------------------------------------------------------------------------------------
                       UTILITIES (continued)
                       Gas & Pipeline Utilities (continued)
                       PG&E Corp. .................................................          700   $     22,138
                       Sempra Energy...............................................          400          8,875
                       The Williams Cos., Inc. ....................................          700         29,444

                       Telephone -- 6.6%
                       Ameritech Corp. ............................................        1,900        139,175
                       AT&T Corp. .................................................        5,500        285,656
                       Bell Atlantic Corp. ........................................        2,700        172,125
                       BellSouth Corp. ............................................        3,300        158,400
                       CenturyTel, Inc. ...........................................          200          8,550
                       GTE Corp. ..................................................        1,700        125,269
                       MCI WorldCom, Inc.+.........................................        3,200        264,000
                       SBC Communications, Inc. ...................................        3,400        194,438
                       Sprint Corp. ...............................................        1,500         77,531
                       Sprint Corp. (PCS Group)....................................          800         48,500
                                                                                                   -------------
                                                                                                      1,962,319
                                                                                                   -------------
                       TOTAL INVESTMENT SECURITIES (cost $17,780,363)..............                  18,888,875
                                                                                                   -------------


                                                                                      PRINCIPAL
                       SHORT-TERM SECURITIES -- 0.9%                                   AMOUNT
                       -----------------------------------------------------------------------------------------
                       U.S. GOVERNMENT -- 0.9%
                       United States Treasury Bills 4.50% due 9/16/99 (cost
                         $198,850)@................................................  $   200,000        198,850
                                                                                                   -------------

                                      REPURCHASE AGREEMENT -- 13.7%
                       -----------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENT -- 13.7%
                       Agreement with State Street Bank & Trust Co., bearing
                         interest at 4.25%, dated 7/30/99, to be repurchased
                         8/02/99 in the amount of $3,065,085 and collateralized by
                         $3,015,000 of U.S. Treasury Notes, bearing interest at
                         6.25%, due 2/15/07 and having an approximate value of
                         $3,128,213 (cost $3,064,000)@.............................    3,064,000      3,064,000
                                                                                                   -------------

                       TOTAL INVESTMENTS --
                         (cost $21,043,213)                           98.7%                          22,151,725
                       Other assets less liabilities --                1.3                              290,273
                                                                     ------                        ------------
                       NET ASSETS --                                 100.0%                        $ 22,441,998
                                                                     ======                        ============

              -----------------------------

              +  Non-income producing securities

              #  Security represents an investment in an affiliated company

              ADR -- American Depository Receipt

              @ The security or portion thereof represents collateral for the following open futures contract:

                                                                  OPEN FUTURES CONTRACT
                       -----------------------------------------------------------------------------------------------------------
                                                                       EXPIRATION       VALUE AT      VALUE AS OF      UNREALIZED
                       CONTRACTS            DESCRIPTION                   DATE         TRADE DATE    JULY 31, 1999    DEPRECIATION
                       -----------------------------------------------------------------------------------------------------------
                        9 Long     S&P 500 Index.................    September 1999    $3,137,050     $2,996,550       $(140,500)
                                                                                                                       ==========

              See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    GROWTH-INCOME PORTFOLIO
                                           INVESTMENT PORTFOLIO -- JULY 31, 1999
                                                                     (UNAUDITED)

                                          COMMON STOCK -- 92.4%                         SHARES           VALUE
                       --------------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 13.0%

                       Apparel & Textiles -- 0.5%
                       Tommy Hilfiger Corp.+.......................................       180,000   $     6,648,750

                       Automotive -- 0.6%
                       Harley-Davidson, Inc. ......................................       157,100         8,699,413

                       Housing -- 1.8%
                       Lowe's Cos., Inc. ..........................................       170,000         8,967,500
                       Masco Corp..................................................       350,000        10,412,500
                       U.S. Industries, Inc. ......................................       450,000         7,368,750

                       Retail -- 10.1%
                       Abercrombie & Fitch Co.+....................................       249,800        10,366,700
                       Circuit City Stores, Inc. ..................................       270,000        12,757,500
                       Dayton Hudson Corp. ........................................        90,000         5,821,875
                       Gap, Inc. ..................................................       225,000        10,518,750
                       Home Depot, Inc. ...........................................       340,000        21,696,250
                       Kohl's Corp.+...............................................       145,000        11,029,062
                       Kroger Co. .................................................       320,000         8,420,000
                       Limited, Inc. ..............................................       220,000        10,051,250
                       Safeway, Inc.+..............................................       200,000        10,775,000
                       Saks, Inc.+.................................................       210,000         4,830,000
                       Tiffany & Co. ..............................................       190,000         9,559,375
                       Wal-Mart Stores, Inc. ......................................       770,000        32,532,500
                                                                                                    ---------------
                                                                                                        190,455,175
                                                                                                    ---------------
                       CONSUMER STAPLES -- 7.8%

                       Food, Beverage & Tobacco -- 3.5%
                       Coca-Cola Co. ..............................................       320,000        19,300,000
                       Coca-Cola Enterprises, Inc. ................................       135,000         3,940,312
                       PepsiCo, Inc. ..............................................       195,000         7,629,375
                       Philip Morris Cos., Inc. ...................................       440,000        16,390,000
                       Tyson Foods, Inc., Class A..................................       234,800         4,387,825

                       Household Products -- 4.3%
                       Avon Products, Inc. ........................................       300,000        13,650,000
                       Colgate-Palmolive Co........................................       310,000        15,306,250
                       Estee Lauder Cos., Inc., Class A............................       210,000         9,988,125
                       Procter & Gamble Co. .......................................       260,000        23,530,000
                                                                                                    ---------------
                                                                                                        114,121,887
                                                                                                    ---------------
                       ENERGY -- 2.6%

                       Energy Services -- 1.2%
                       Noble Drilling Corp.+.......................................       780,000        17,696,250

---------------------

                                         COMMON STOCK (CONTINUED)                       SHARES           VALUE
                       --------------------------------------------------------------------------------------------
                       ENERGY (continued)
                       Energy Sources -- 1.4%
                       Kerr-McGee Corp.............................................       247,900   $    12,766,850
                       Murphy Oil Corp.............................................       160,000         7,920,000
                                                                                                    ---------------
                                                                                                         38,383,100
                                                                                                    ---------------
                       FINANCE -- 13.9%

                       Banks -- 4.8%
                       Bank of America Corp. ......................................       390,030        25,888,241
                       Bank One Corp. .............................................       290,000        15,823,125
                       Chase Manhattan Corp. ......................................       230,000        17,681,250
                       U.S. Bancorp................................................       340,000        10,582,500

                       Financial Services -- 7.1%
                       Associates First Capital Corp., Class A.....................       230,000         8,811,875
                       Citigroup, Inc. ............................................       813,900        36,269,419
                       Household International, Inc................................       260,000        11,163,750
                       Legg Mason, Inc.............................................       154,000         5,390,000
                       MBNA Corp...................................................       270,000         7,695,000
                       Merrill Lynch & Co., Inc....................................       160,000        10,890,000
                       Morgan Stanley, Dean Witter & Co............................       186,265        16,787,133
                       The Hartford Financial Services Group, Inc..................       110,000         5,940,000

                       Insurance -- 2.0%
                       Hartford Life, Inc., Class A................................       115,000         5,821,875
                       PMI Group, Inc. ............................................       135,000         8,631,563
                       Travelers Property Casualty Corp., Class A..................       155,000         6,122,500
                       Unumprovident Corp..........................................       170,000         8,797,500
                                                                                                    ---------------
                                                                                                        202,295,731
                                                                                                    ---------------
                       HEALTHCARE -- 7.2%

                       Drugs -- 5.4%
                       Biogen, Inc.+...............................................       170,000        11,698,125
                       Bristol-Myers Squibb Co.....................................       550,000        36,575,000
                       GelTex Pharmaceuticals, Inc.+...............................        85,100         1,196,719
                       Schering-Plough Corp. ......................................       600,000        29,400,000

                       Health Services -- 0.3%
                       Health Management Associates, Inc., Class A+................       550,000         4,537,500

                       Medical Products -- 1.5%
                       Human Genome Sciences, Inc.+................................       180,000         9,371,250
                       Millenium Pharmaceuticals, Inc.+............................       190,000        11,875,000
                                                                                                    ---------------
                                                                                                        104,653,594
                                                                                                    ---------------
                       INDUSTRIAL & COMMERCIAL -- 9.7%

                       Aerospace & Military Technology -- 2.1%
                       Allied Signal, Inc. ........................................       180,000        11,643,750
                       Gulfstream Aerospace Corp.+.................................       105,000         6,982,500
                       United Technologies Corp....................................       190,000        12,670,625

                       Business Services -- 2.0%
                       Ceridian Corp. .............................................       200,000         5,600,000
                       Computer Sciences Corp.+....................................       105,000         6,759,375
                       Ecolab, Inc. ...............................................       160,000         6,820,000
                       First Data Corp. ...........................................       118,000         5,848,375
                       Republic Services, Inc., Class A+...........................       180,000         3,633,750

                       Electrical Equipment -- 4.1%
                       Best Buy Co., Inc.+.........................................       140,000        10,447,500
                       General Electric Co. .......................................       450,000        49,050,000

                                                           ---------------------

                                         COMMON STOCK (CONTINUED)                       SHARES           VALUE
                       --------------------------------------------------------------------------------------------
                       INDUSTRIAL & COMMERCIAL (continued)
                       Multi-Industry -- 1.1%
                       Tyco International Ltd. ....................................       165,800   $    16,196,587

                       Transportation -- 0.4%
                       America West Holding Corp., Class B+........................       325,000         6,439,063
                       Union Pacific Corp. ........................................             1                54
                                                                                                    ---------------
                                                                                                        142,091,579
                                                                                                    ---------------
                       INFORMATION & ENTERTAINMENT -- 8.6%

                       Broadcasting & Media -- 5.5%
                       AMFM, Inc.+.................................................       165,000         8,662,500
                       AT&T Corp. Liberty Media Group, Inc., Class A+..............       466,924        17,276,188
                       CBS Corp.+..................................................       195,000         8,567,812
                       Fox Entertainment Group, Inc., Class A+.....................       200,000         4,975,000
                       Gannett Co., Inc............................................       155,000        11,198,750
                       MediaOne Group, Inc.+.......................................       200,000        14,475,000
                       Time Warner, Inc. ..........................................       220,000        15,840,000

                       Leisure & Tourism -- 3.1%
                       Carnival Corp., Class A.....................................       250,400        11,627,950
                       Continental Airlines, Inc., Class B+........................       100,000         4,250,000
                       Northwest Airlines, Inc., Class A+..........................       190,000         6,103,750
                       Royal Caribbean Cruises Ltd. ...............................       185,300         8,709,100
                       Southwest Airlines Co. .....................................       279,500         5,170,750
                       Viad Corp. .................................................       270,000         8,926,875
                                                                                                    ---------------
                                                                                                        125,783,675
                                                                                                    ---------------
                       INFORMATION TECHNOLOGY -- 23.7%

                       Computers & Business Equipment -- 6.3%
                       Cisco Systems, Inc.+........................................       600,000        37,275,000
                       Dell Computer Corp.+........................................       500,000        20,437,500
                       International Business Machines Corp. ......................       270,000        33,935,625

                       Electronics -- 8.7%
                       Altera Corp.+...............................................       281,400        10,200,750
                       Honeywell, Inc. ............................................       130,000        15,575,625
                       Intel Corp. ................................................       470,000        32,430,000
                       Micron Technology, Inc. ....................................       235,000        14,599,375
                       Motorola, Inc. .............................................       180,000        16,425,000
                       Sanmina Corp.+..............................................       160,000        10,450,000
                       Solectron Corp.+............................................       240,000        15,465,000
                       Tandy Corp..................................................       240,000        12,315,000

                       Software -- 5.5%
                       America Online, Inc.+.......................................       150,000        14,268,750
                       Intuit, Inc.+...............................................       100,000         8,181,250
                       Microsoft Corp.+............................................       670,000        57,494,375

                       Telecommunications -- 3.2%
                       Clear Channel Communications, Inc.+.........................       160,000        11,130,000
                       Comcast Corp., Class A......................................       200,000         7,700,000
                       Global TeleSystems Group, Inc.+.............................       270,000         8,606,250
                       Vodafone Group PLC ADR......................................        90,000        18,945,000
                                                                                                    ---------------
                                                                                                        345,434,500
                                                                                                    ---------------

---------------------

                                         COMMON STOCK (CONTINUED)                       SHARES           VALUE
                       --------------------------------------------------------------------------------------------
                       MATERIALS -- 1.3%

                       Forest Products -- 1.3%
                       Applied Materials, Inc.+....................................       170,000   $    12,229,375
                       Sealed Air Corp.+...........................................       110,000         7,067,500
                                                                                                    ---------------
                                                                                                         19,296,875
                                                                                                    ---------------
                       UTILITIES -- 4.6%

                       Electric Utilities -- 2.3%
                       AES Corp.+..................................................       215,000        12,900,000
                       Consolidated Edison, Inc. ..................................       255,000        11,092,500
                       FPL Group, Inc..............................................       190,000        10,248,125

                       Telephone -- 2.3%
                       MCI WorldCom, Inc.+.........................................       245,000        20,212,500
                       Sprint Corp.................................................       245,800        12,704,788
                                                                                                    ---------------
                                                                                                         67,157,913
                                                                                                    ---------------
                       TOTAL INVESTMENT SECURITIES (cost $935,823,078).............                   1,349,674,029
                                                                                                    ---------------

                                                                                      PRINCIPAL
                                      SHORT-TERM SECURITIES -- 8.7%                     AMOUNT
                       --------------------------------------------------------------------------------------------
                       TIME DEPOSIT -- 8.6%
                       Cayman Island Time Deposit with State Street Bank & Trust
                         Co.
                         4.75% due 8/02/99@........................................  $125,985,000       125,985,000
                       U.S. GOVERNMENT -- 0.1%
                       United States Treasury Bills 4.45% due 9/23/99@.............     2,000,000         1,986,897
                                                                                                    ---------------
                       TOTAL SHORT-TERM SECURITIES (cost $127,971,897).............                     127,971,897
                                                                                                    ---------------
                       TOTAL INVESTMENTS --
                         (cost $1,063,794,975)                            101.1%                      1,477,645,926
                       Liabilities in excess of other assets --            (1.1)                        (16,643,840)
                       ------                                                                       ---------------
                       NET ASSETS --                                      100.0%                    $ 1,461,002,086
                                                                         ======                     ===============

              -----------------------------

              +  Non-income producing securities

              ADR -- American Depository Receipt

              @ The security or portion thereof represents collateral for the following open futures contract:

                       OPEN FUTURES CONTRACT
                       ---------
                                                                        EXPIRATION         VALUE AT     VALUE AS OF     UNREALIZED
                       CONTRACTS   DESCRIPTION                          DATE             TRADE DATE   JULY 31, 1999   APPRECIATION
                       ---------
                       65 Long     S&P 500 Index......................  September 1999  $21,621,437    $21,641,750      $20,313
                                                                                                                        ========

              See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    FEDERATED VALUE
    PORTFOLIO                              INVESTMENT PORTFOLIO -- JULY 31, 1999
                                                                     (UNAUDITED)

                                          COMMON STOCK -- 97.7%                       SHARES         VALUE
                       ---------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 8.0%

                       Apparel & Textiles -- 1.1%
                       Liz Claiborne, Inc. ........................................    59,000    $  2,289,938

                       Automotive -- 1.7%
                       Cooper Tire & Rubber Co. ...................................    40,300         906,750
                       Delphi Automotive Systems Corp. ............................    22,855         411,390
                       General Motors Corp. .......................................    32,700       1,992,656

                       Housing -- 0.9%
                       Sherwin Williams Co. .......................................    68,500       1,849,500

                       Retail -- 4.3%
                       Dillards, Inc., Class A.....................................    72,600       2,236,987
                       K Mart Corp.+...............................................   119,100       1,726,950
                       Toys 'R' Us, Inc.+..........................................   155,600       2,528,500
                       Wal-Mart Stores, Inc........................................    46,600       1,968,850
                                                                                                 -------------
                                                                                                   15,911,521
                                                                                                 -------------
                       CONSUMER STAPLES -- 9.2%

                       Food, Beverage & Tobacco -- 7.0%
                       Anheuser-Busch Cos., Inc. ..................................    26,100       2,060,269
                       Archer-Daniels-Midland Co. .................................   184,815       2,587,410
                       Corn Products International, Inc. ..........................    68,500       2,157,750
                       Nabisco Group Holding Corp. ................................    78,600       1,473,750
                       Philip Morris Cos., Inc. ...................................    49,000       1,825,250
                       R.J. Reynolds Tobacco Holdings, Inc. .......................    26,200         717,225
                       UST, Inc. ..................................................    93,500       2,898,500

                       Household Products -- 2.2%
                       Kimberly-Clark Corp. .......................................    72,300       4,410,300
                                                                                                 -------------
                                                                                                   18,130,454
                                                                                                 -------------
                       ENERGY -- 7.5%

                       Energy Services -- 3.0%
                       Diamond Offshore Drilling, Inc. ............................    56,900       1,820,800
                       Reliant Energy, Inc. .......................................    79,300       2,175,794
                       Schlumberger Ltd. ..........................................    33,100       2,004,619

                       Energy Sources -- 4.5%
                       Exxon Corp. ................................................    19,700       1,563,687
                       Mobil Corp. ................................................    18,200       1,860,950
                       Royal Dutch Petroleum Co. ADR...............................    43,100       2,629,100
                       Sunoco, Inc. ...............................................    48,800       1,488,400
                       USX-Marathon Group, Inc. ...................................    44,400       1,348,650
                                                                                                 -------------
                                                                                                   14,892,000
                                                                                                 -------------

---------------------

                                         COMMON STOCK (CONTINUED)                     SHARES         VALUE
                       ---------------------------------------------------------------------------------------
                       FINANCE -- 17.1%

                       Banks -- 2.5%
                       Bank of America Corp. ......................................    38,200    $  2,535,525
                       Bank One Corp. .............................................    42,100       2,297,081

                       Financial Services -- 5.5%
                       Bear Stearns Cos., Inc. ....................................    53,595       2,267,738
                       MBIA, Inc. .................................................    33,100       1,894,975
                       Republic New York Corp. ....................................    19,100       1,332,225
                       The CIT Group, Inc., Class A ...............................   107,500       2,875,625
                       Washington Mutual, Inc. ....................................    74,700       2,563,144

                       Insurance -- 9.1%
                       Allstate Corp. .............................................    81,400       2,889,700
                       CIGNA Corp. ................................................    38,900       3,430,494
                       Conseco, Inc. ..............................................   175,132       5,045,991
                       Lincoln National Corp. .....................................    42,700       2,135,000
                       Marsh & McLennan Cos., Inc. ................................    37,100       2,819,600
                       Oxford Health Plans, Inc.+ .................................    97,600       1,744,600
                                                                                                 -------------
                                                                                                   33,831,698
                                                                                                 -------------
                       HEALTHCARE -- 8.6%

                       Drugs -- 3.6%
                       Bristol-Myers Squibb Co. ...................................    28,600       1,901,900
                       Merck & Co., Inc. ..........................................    31,500       2,132,156
                       Pharmacia & Upjohn, Inc. ...................................    56,100       3,018,881

                       Health Services -- 2.7%
                       Healthsouth Corp.+ .........................................   163,000       1,996,750
                       United HealthCare Corp. ....................................    55,300       3,373,300

                       Medical Products -- 2.3%
                       Abbott Laboratories, Inc. ..................................    52,000       2,232,750
                       Baxter International, Inc. .................................    34,900       2,397,194
                                                                                                 -------------
                                                                                                   17,052,931
                                                                                                 -------------
                       INDUSTRIAL & COMMERCIAL -- 19.9%

                       Aerospace & Military Technology -- 3.0%
                       Allied Signal, Inc. ........................................    42,800       2,768,625
                       Boeing Co. .................................................    67,800       3,076,425

                       Business Services -- 7.2%
                       Computer Sciences Corp.+ ...................................    33,800       2,175,875
                       Electronic Data Systems Corp. ..............................    52,400       3,160,375
                       First Data Corp. ...........................................    64,800       3,211,650
                       Galileo International, Inc. ................................    41,200       2,108,925
                       Johnson Controls, Inc. .....................................    31,000       2,125,438
                       Waste Management, Inc. .....................................    56,500       1,444,281

                       Machinery -- 3.2%
                       Deere & Co. ................................................    54,900       2,099,925
                       Ingersoll-Rand Co. .........................................    32,100       2,064,431
                       Parker Hannifin Corp. ......................................    48,100       2,269,719

                       Multi-Industry -- 5.9%
                       Koninklijke Philips Electronics NV ADR .....................    23,552       2,381,696
                       Loews Corp. ................................................    27,200       1,907,400
                       Sara Lee Corp. .............................................    96,500       2,123,000
                       Tenneco, Inc. ..............................................    86,900       1,982,406
                       Tyco International Ltd. ....................................    32,977       3,221,441

                                                           ---------------------

                                         COMMON STOCK (CONTINUED)                     SHARES         VALUE
                       ---------------------------------------------------------------------------------------
                       INDUSTRIAL & COMMERCIAL (continued)
                       Transportation -- 0.6%
                       Ryder System, Inc. .........................................    52,100    $  1,227,606
                                                                                                 -------------
                                                                                                   39,349,218
                                                                                                 -------------
                       INFORMATION & ENTERTAINMENT -- 4.2%

                       Broadcasting & Media -- 2.1%
                       King World Productions, Inc.+ ..............................    52,400       1,827,450
                       Viacom, Inc., Class A+ .....................................    55,800       2,340,112

                       Entertainment Products -- 1.3%
                       Brunswick Corp. ............................................    40,800       1,116,900
                       Eastman Kodak Co. ..........................................    21,500       1,486,188

                       Leisure & Tourism -- 0.8%
                       Tricon Global Restaurants, Inc.+ ...........................    37,800       1,537,988
                                                                                                 -------------
                                                                                                    8,308,638
                                                                                                 -------------
                       INFORMATION TECHNOLOGY -- 8.9%

                       Computers & Business Equipment -- 6.1%
                       International Business Machines Corp. ......................    24,800       3,117,050
                       Lexmark International Group, Inc., Class A+ ................    10,600         667,800
                       Seagate Technology, Inc.+ ..................................    67,700       1,819,438
                       Storage Technology Corp.+ ..................................    81,300       1,626,000
                       Sun Microsystems, Inc.+ ....................................    73,000       4,954,875

                       Electronics -- 1.4%
                       Motorola, Inc. .............................................    29,500       2,691,875

                       Telecommunications -- 1.4%
                       U.S. West, Inc. ............................................    49,700       2,848,431
                                                                                                 -------------
                                                                                                   17,725,469
                                                                                                 -------------
                       MATERIALS -- 3.6%

                       Chemicals -- 1.2%
                       Ashland, Inc. ..............................................    59,500       2,261,000

                       Metals & Minerals -- 2.4%
                       Crown Cork & Seal Co., Inc. ................................    59,200       1,735,300
                       Nucor Corp. ................................................    63,700       3,089,450
                                                                                                 -------------
                                                                                                    7,085,750
                                                                                                 -------------
                       UTILITIES -- 10.7%

                       Electric Utilities -- 4.4%
                       Entergy Corp. ..............................................    61,400       1,861,188
                       FPL Group, Inc. ............................................    36,900       1,990,294
                       PECO Energy Co. ............................................    70,100       2,970,487
                       Public Service Enterprise Group, Inc. ......................    47,300       1,906,781

                       Gas & Pipeline Utilities -- 1.0%
                       PG&E Corp. .................................................    63,600       2,011,350

                       Telephone -- 5.3%
                       AT&T Corp. .................................................    41,650       2,163,197
                       BellSouth Corp. ............................................    49,800       2,390,400
                       GTE Corp. ..................................................    51,400       3,787,537
                       SBC Communications, Inc. ...................................    35,600       2,035,875
                                                                                                 -------------
                                                                                                   21,117,109
                                                                                                 -------------
                       TOTAL COMMON STOCK (cost $172,275,085)......................               193,404,788
                                                                                                 -------------

---------------------

                                         PREFERRED STOCK -- 1.5%                      SHARES         VALUE
                       ---------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT -- 1.5%

                       Broadcasting & Media -- 1.5%
                       News Corp. Ltd. ADR (cost $1,757,832).......................    92,800    $  2,934,800
                                                                                                 -------------
                       TOTAL INVESTMENT SECURITIES (cost $174,032,917).............               196,339,588
                                                                                                 -------------
                       TOTAL INVESTMENTS --
                         (cost $174,032,916)                                 99.2%                196,339,588
                       Other assets less liabilities --                       0.8                   1,636,429
                                                                           ------                -------------
                       NET ASSETS --                                        100.0%               $197,976,017
                                                                           ======                =============

              -----------------------------

              + Non-income producing securities
              ADR -- American Depository Receipt

              See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    VENTURE VALUE PORTFOLIO                INVESTMENT PORTFOLIO -- JULY 31, 1999
                                                                     (UNAUDITED)

                                          COMMON STOCK -- 96.9%                        SHARES           VALUE
                       -------------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 3.1%

                       Housing -- 2.2%
                       Masco Corp. ................................................    1,550,200   $   46,118,450
                       Maytag Corp. ...............................................        4,200          292,425

                       Retail -- 0.9%
                       Harcourt General, Inc. .....................................      418,000       19,410,875
                                                                                                   ---------------
                                                                                                       65,821,750
                                                                                                   ---------------
                       CONSUMER STAPLES -- 3.4%

                       Food, Beverage & Tobacco -- 2.5%
                       Coca-Cola Co. ..............................................       12,400          747,875
                       Gallaher Group PLC ADR......................................        4,200           95,025
                       Philip Morris Cos., Inc. ...................................    1,411,400       52,574,650

                       Household Products -- 0.9%
                       Colgate-Palmolive Co. ......................................      155,800        7,692,625
                       Fortune Brands, Inc. .......................................        4,200          165,900
                       Gillette Co. ...............................................      234,300       10,265,269
                                                                                                   ---------------
                                                                                                       71,541,344
                                                                                                   ---------------
                       ENERGY -- 1.6%

                       Energy Services -- 0.9%
                       Halliburton Co. ............................................      183,800        8,477,775
                       Schlumberger Ltd. ..........................................      191,700       11,609,831

                       Energy Sources -- 0.7%
                       Amerada Hess Corp. .........................................        1,800          106,537
                       Atlantic Richfield Co. .....................................        4,800          432,300
                       BP Amoco PLC ADR............................................           36            4,172
                       Burlington Resources, Inc. .................................          700           30,931
                       Chevron Corp. ..............................................        8,100          739,125
                       Devon Energy Corp. .........................................      295,200       10,867,050
                       Exxon Corp. ................................................       24,800        1,968,500
                       Mobil Corp. ................................................        2,200          224,950
                       Sonat, Inc. ................................................        2,200           77,413
                                                                                                   ---------------
                                                                                                       34,538,584
                                                                                                   ---------------
                       FINANCE -- 38.5%

                       Banks -- 10.2%
                       Bank of America Corp. ......................................      657,164       43,619,260
                       Bank One Corp. .............................................      577,132       31,489,765
                       First Union Corp. ..........................................        4,500          207,000
                       Golden West Financial Corp. ................................      160,800       15,426,750
                       State Street Corp. .........................................      119,800        8,490,825
                       U.S. Bancorp................................................      514,300       16,007,588
                       Wells Fargo Co..............................................    2,593,300      101,138,700

                       Financial Services -- 19.7%
                       American Express Co. .......................................      970,200      127,823,850
                       Citigroup, Inc. ............................................    1,889,396       84,196,209

---------------------

                                         COMMON STOCK (CONTINUED)                      SHARES           VALUE
                       -------------------------------------------------------------------------------------------
                       FINANCE (continued)
                       Financial Services (continued)
                       Donaldson, Lufkin & Jenrette, Inc. .........................      361,600   $   18,690,200
                       Dun & Bradstreet Corp. .....................................          400           12,700
                       Federal Home Loan Mortgage Corp. ...........................      327,700       18,801,787
                       Household International, Inc. ..............................    1,372,800       58,944,600
                       Morgan (J.P.) & Co., Inc. ..................................        3,400          434,775
                       Morgan Stanley, Dean Witter & Co. ..........................      488,025       43,983,253
                       Providian Financial Corp. ..................................      369,800       33,651,800
                       ReliaStar Financial Corp. ..................................       57,900        2,627,213
                       UBS AG ADR..................................................    1,983,400       30,190,125

                       Insurance -- 8.5%
                       Allstate Corp. .............................................      523,890       18,598,095
                       American International Group, Inc.#.........................       73,300        8,511,963
                       Chubb Corp. ................................................      475,400       28,434,863
                       Progressive Corp. ..........................................      387,600       49,515,900
                       Transatlantic Holdings, Inc. ...............................      567,400       42,093,987
                       UnumProvident Corp. ........................................      651,770       33,729,097

                       Investment Companies -- 0.1%
                       Morgan Stanley Asia-Pacific Fund............................      145,967        1,386,686
                                                                                                   ---------------
                                                                                                      818,006,991
                                                                                                   ---------------
                       HEALTHCARE -- 4.4%

                       Drugs -- 4.4%
                       American Home Products Corp. ...............................      433,100       22,088,100
                       Bristol-Myers Squibb Co. ...................................      343,500       22,842,750
                       Merck & Co., Inc. ..........................................      130,600        8,839,987
                       Monsanto Co. ...............................................      163,800        6,408,675
                       Pfizer, Inc. ...............................................      124,800        4,235,400
                       SmithKline Beecham PLC ADR..................................      476,700       28,631,794

                       Health Services -- 0.0%
                       IMS Health, Inc. ...........................................          800           22,300

                       Medical Products -- 0.0%
                       Johnson & Johnson Co. ......................................        5,900          543,538
                                                                                                   ---------------
                                                                                                       93,612,544
                                                                                                   ---------------
                       INDUSTRIAL & COMMERCIAL -- 8.6%

                       Business Services -- 1.3%
                       AC Nielsen Corp.+...........................................          133            3,849
                       Gartner Group, Inc.+........................................          104            2,252
                       Waste Management, Inc. .....................................    1,007,015       25,741,821
                       WPP Group PLC ADR...........................................       12,200        1,091,900

                       Electrical Equipment -- 0.1%
                       General Electric Co. .......................................       12,200        1,329,800

                       Machinery -- 1.0%
                       Cooper Cameron Corp.+.......................................       23,100          837,375
                       Dover Corp. ................................................      548,400       21,661,800

                       Multi-Industry -- 6.2%
                       Berkshire Hathaway, Inc., Class A+..........................        1,452       98,452,860
                       Berkshire Hathaway, Inc., Class B+..........................           30           63,900
                       Koninklijke Philips Electronics NV ADR......................       74,152        7,498,621
                       Tyco International Ltd. ....................................      267,600       26,141,175
                                                                                                   ---------------
                                                                                                      182,825,353
                                                                                                   ---------------

                                                           ---------------------

                                         COMMON STOCK (CONTINUED)                      SHARES           VALUE
                       -------------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT -- 6.5%
                       Broadcasting & Media -- 1.6%
                       Dow Jones & Co., Inc. ......................................      103,900   $    5,182,012
                       Gannett Co, Inc. ...........................................      240,500       17,376,125
                       Nielsen Media Research, Inc.+...............................          133            4,323
                       R.H. Donnelley Corp. .......................................           80            1,405
                       Tribune Co. ................................................      116,900       10,294,506
                       Washington Post Co., Class B................................        1,600          904,000

                       Leisure & Tourism -- 4.9%
                       Marriott International, Inc., Class A.......................      403,700       14,154,731
                       McDonald's Corp. ...........................................    2,168,900       90,416,019
                                                                                                   ---------------
                                                                                                      138,333,121
                                                                                                   ---------------
                       INFORMATION TECHNOLOGY -- 22.7%

                       Communication Equipment -- 0.6%
                       Molex, Inc. ................................................      334,981       11,703,399

                       Computers & Business Equipment -- 11.5%
                       Hewlett-Packard Co. ........................................    1,358,700      142,238,906
                       International Business Machines Corp. ......................      808,900      101,668,619
                       Unisys Corp.+...............................................       11,800          481,587

                       Electronics -- 7.3%
                       Intel Corp. ................................................      433,600       29,918,400
                       Motorola, Inc. .............................................      139,300       12,711,125
                       Texas Instruments, Inc. ....................................      787,500      113,400,000

                       Software -- 2.1%
                       Oracle Corp.+...............................................      659,300       25,094,606
                       SAP AG ADR..................................................      592,400       18,771,675

                       Telecommunications -- 1.2%
                       GlobalStar Telecommunications Ltd.+.........................      422,496       10,852,866
                       Loral Space & Communications Corp.+.........................      792,400       14,956,550
                                                                                                   ---------------
                                                                                                      481,797,733
                                                                                                   ---------------
                       MATERIALS -- 5.6%

                       Chemicals -- 0.0%
                       Dow Chemical Co. ...........................................          600           74,400

                       Forest Products -- 3.2%
                       Applied Materials, Inc.+....................................      549,700       39,544,044
                       International Paper Co. ....................................        4,270          218,304
                       Sealed Air Corp.+...........................................      434,300       27,903,775

                       Metals & Minerals -- 2.4%
                       Martin Marietta Materials, Inc. ............................      585,500       31,873,156
                       Vulcan Materials Co. .......................................      459,700       20,226,800
                                                                                                   ---------------
                                                                                                      119,840,479
                                                                                                   ---------------
                       REAL ESTATE -- 2.5%

                       Real Estate Companies -- 0.0%
                       Boardwalk Equities, Inc.+...................................       30,700          289,411

                       Real Estate Investment Trusts -- 2.5%
                       CenterPoint Properties Corp. ...............................       46,100        1,648,075
                       Crescent Real Estate Equities Co. ..........................      537,000       11,814,000
                       Equity Residential Properties Trust.........................       69,600        2,875,350
                       Gables Residential Trust....................................       29,700          720,225

---------------------

                                         COMMON STOCK (CONTINUED)                      SHARES           VALUE
                       -------------------------------------------------------------------------------------------
                       REAL ESTATE (continued)
                       Real Estate Investment Trusts (continued)
                       General Growth Properties, Inc. ............................      333,000   $   11,009,813
                       Mack-Cali Realty Corp. .....................................      113,100        3,166,800
                       Public Storage, Inc. .......................................       68,000        1,746,750
                       The Rouse Co. ..............................................      404,400        9,831,975
                       Vornado Realty Trust........................................      266,600        9,430,975
                                                                                                   ---------------
                                                                                                       52,533,374
                                                                                                   ---------------
                       UTILITIES -- 0.0%

                       Electric Utilities -- 0.0%
                       Carolina Power & Light Co. .................................          900           37,013
                       Duke Energy Corp. ..........................................        1,400           74,112
                       Edison International........................................          700           17,719
                       New England Electric System.................................          500           25,906
                       Southern Co. ...............................................        1,600           42,300
                       Wisconsin Energy Corp. .....................................          800           20,050

                       Gas & Pipeline Utilities -- 0.0%
                       Sempra Energy...............................................          500           11,094

                       Telephone -- 0.0%
                       SBC Communications, Inc. ...................................        2,400          137,250
                                                                                                   ---------------
                                                                                                          365,444
                                                                                                   ---------------
                       TOTAL COMMON STOCK (cost $1,533,393,684)....................                 2,059,216,717
                                                                                                   ---------------

                                         PREFERRED STOCK -- 0.4%
                       -------------------------------------------------------------------------------------------
                       FINANCE -- 0.1%

                       Financial Services -- 0.1%
                       Devon Financing Trust, convertible $3.25....................       30,700        1,857,350
                                                                                                   ---------------
                       REAL ESTATE -- 0.3%

                       Real Estate Investment Trusts -- 0.3%
                       General Growth Properties, Inc., convertible 7.25%..........      280,400        6,484,250
                       The Rouse Co., Series B, convertible $3.00..................       16,000          636,000
                       Vornado Realty Trust Series A, convertible 6.50%............        9,100          453,862
                                                                                                   ---------------
                                                                                                        7,574,112
                                                                                                   ---------------
                       TOTAL PREFERRED STOCK (cost $10,453,456)....................                     9,431,462
                                                                                                   ---------------
                       TOTAL INVESTMENT SECURITIES (cost $1,543,847,140)...........                 2,068,648,179
                                                                                                   ---------------
                                                                                      PRINCIPAL
                                      SHORT-TERM SECURITIES -- 1.8%                    AMOUNT
                       -------------------------------------------------------------------------------------------
                       FEDERAL AGENCY OBLIGATIONS -- 1.8%
                       Federal Home Loan Mortgage Discount Notes 4.98% due
                         8/19/99...................................................  $18,800,000       18,753,188
                       Federal Home Loan Mortgage Discount Notes 4.98% due
                         8/24/99...................................................   20,000,000       19,936,367
                                                                                                   ---------------
                       TOTAL SHORT-TERM SECURITIES (cost $38,689,555)..............                    38,689,555
                                                                                                   ---------------

                                                           ---------------------

                                                                                      PRINCIPAL
                                       REPURCHASE AGREEMENT -- 0.8%                    AMOUNT           VALUE
                       -------------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENT -- 0.8%
                       Agreement with State Street Bank & Trust Co., bearing
                         interest at 5.06%, dated 7/30/99, to be repurchased
                         8/02/99 in the amount of $17,072,196 and collateralized by
                         $17,780,000 of Federal Home Loan Bank Bonds, bearing
                         interest at 6.42%, due 8/15/27 and having an approximate
                         value of $17,579,975 (cost $17,065,000)...................  $17,065,000   $   17,065,000
                                                                                                   ---------------
                       TOTAL INVESTMENTS --
                         (cost $1,599,601,695)                          99.9%                       2,124,402,734
                       Other assets less liabilities --                  0.1                            1,527,428
                                                                      ------                       ---------------
                       NET ASSETS --                                   100.0%                      $2,125,930,162
                                                                      ======                       ===============

              -----------------------------


+    Non-income producing securities
#    Security represents an investment in an affiliated company
ADR -- American Depository Receipt

See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    "DOGS" OF WALL STREET
    PORTFOLIO                              INVESTMENT PORTFOLIO -- JULY 31, 1999
                                                                     (UNAUDITED)

                                          COMMON STOCK -- 100.0%                       SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 27.9%

                       Automotive -- 12.8%
                       Cooper Tire & Rubber Co. ...................................     183,591   $  4,130,797
                       General Motors Corp. .......................................      49,860      3,038,344
                       Genuine Parts Co. ..........................................     110,010      3,417,186
                       Goodyear Tire & Rubber Co. .................................      72,379      3,827,039

                       Retail -- 15.1%
                       American Greetings Corp., Class A...........................      90,786      2,666,839
                       International Flavors & Fragrances, Inc. ...................      82,781      3,751,014
                       May Department Stores Co. ..................................      90,453      3,499,400
                       Newell Co. .................................................      88,639      3,833,637
                       Winn Dixie Stores, Inc. ....................................      80,715      3,198,332
                                                                                                  -------------
                                                                                                    31,362,588
                                                                                                  -------------
                       CONSUMER STAPLES -- 16.6%

                       Food, Beverage & Tobacco -- 16.6%
                       Bestfoods...................................................      66,809      3,256,939
                       ConAgra, Inc. ..............................................     113,665      2,905,562
                       H.J. Heinz & Co. ...........................................      63,946      3,013,455
                       Kellogg Co. ................................................     106,585      3,710,490
                       Philip Morris Cos., Inc. ...................................      66,734      2,485,841
                       UST, Inc. ..................................................     106,004      3,286,124
                                                                                                  -------------
                                                                                                    18,658,411
                                                                                                  -------------
                       ENERGY -- 7.6%

                       Energy Sources -- 7.6%
                       Chevron Corp. ..............................................      43,195      3,941,544
                       Royal Dutch Petroleum Co. ADR...............................      74,989      4,574,329
                                                                                                  -------------
                                                                                                     8,515,873
                                                                                                  -------------
                       FINANCE -- 3.9%

                       Financial Services -- 3.9%
                       Morgan (J.P.) & Co., Inc. ..................................      33,900      4,334,963
                                                                                                  -------------
                       INDUSTRIAL & COMMERCIAL -- 14.2%

                       Business Services -- 3.1%
                       National Service Industries, Inc. ..........................      98,465      3,477,045

                       Machinery -- 4.1%
                       Caterpillar, Inc. ..........................................      79,609      4,667,077

                       Multi-Industry -- 3.9%
                       Minnesota Mining & Manufacturing Co. .......................      49,686      4,369,263

                       Transportation -- 3.1%
                       Norfolk Southern Corp. .....................................     117,331      3,431,932
                                                                                                  -------------
                                                                                                    15,945,317
                                                                                                  -------------

                                                           ---------------------

                                         COMMON STOCK (CONTINUED)                      SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT -- 3.1%

                       Entertainment Products -- 3.1%
                       Eastman Kodak Co. ..........................................      50,598   $  3,497,587
                       INFORMATION TECHNOLOGY -- 7.1%

                       Electronics -- 3.2%
                       Emerson Electric Co. .......................................      59,134      3,529,560

                       Telecommunications -- 3.9%
                       ALLTEL Corp. ...............................................      60,865      4,370,868
                                                                                                  -------------
                                                                                                     7,900,428
                                                                                                  -------------
                       MATERIALS -- 19.6%

                       Chemicals -- 12.6%
                       Air Products & Chemicals, Inc. .............................      94,626      3,164,057
                       du Pont (E.I.) de Nemours & Co. ............................      65,602      4,727,444
                       Nalco Chemical Co. .........................................     122,007      6,275,735

                       Forest Products -- 7.0%
                       Bemis Co., Inc. ............................................      97,972      3,624,964
                       International Paper Co. ....................................      83,132      4,250,124
                                                                                                  -------------
                                                                                                    22,042,324
                                                                                                  -------------
                       TOTAL INVESTMENT SECURITIES (cost $109,619,101).............                112,257,491
                                                                                                  -------------
                                                                                      PRINCIPAL
                       REPURCHASE AGREEMENT -- 1.2%                                      AMOUNT
                       ----------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENT -- 1.2%
                       State Street Bank & Trust Co. Joint Repurchase Agreement
                         Account (Note 3) (cost $1,353,000)........................  $1,353,000      1,353,000
                                                                                                  -------------
                       TOTAL INVESTMENTS --
                         (cost $110,972,101)                            101.2%                     113,610,491
                       Liabilities in excess of other assets --          (1.2)                      (1,308,366)
                                                                       ------                     ------------
                       NET ASSETS --                                    100.0%                    $112,302,125
                                                                       ======                     ============

              -----------------------------

              ADR -- American Depository Receipt

              See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    ALLIANCE GROWTH PORTFOLIO              INVESTMENT PORTFOLIO -- JULY 31, 1999
                                                                     (UNAUDITED)

                                          COMMON STOCK -- 100.0%                       SHARES           VALUE
                       -------------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 18.3%

                       Housing -- 2.4%
                       Lowe's Cos., Inc............................................    1,009,200   $   53,235,300

                       Retail -- 15.9%
                       Costco Cos., Inc.+..........................................      465,700       34,811,075
                       Dayton Hudson Corp. ........................................      671,200       43,418,250
                       Gap, Inc. ..................................................    1,042,450       48,734,538
                       Home Depot, Inc. ...........................................    1,483,000       94,633,937
                       Kohl's Corp.+...............................................      524,600       39,902,388
                       Kroger Co. .................................................    1,445,785       38,042,218
                       Wal-Mart Stores, Inc. ......................................      678,600       28,670,850
                       Walgreen Co. ...............................................      676,900       19,164,731
                                                                                                   ---------------
                                                                                                      400,613,287
                                                                                                   ---------------
                       CONSUMER STAPLES -- 0.8%

                       Household Products -- 0.8%
                       Colgate-Palmolive Co. ......................................      350,600       17,310,875
                                                                                                   ---------------
                       FINANCE -- 18.2%

                       Banks -- 1.7%
                       Bank of America Corp. ......................................      559,500       37,136,812

                       Financial Services -- 16.5%
                       Associates First Capital Corp., Class A.....................    1,838,678       70,444,351
                       Citigroup, Inc. ............................................    1,027,025       45,766,802
                       Federal Home Loan Mortgage Corp. ...........................      674,300       38,687,962
                       Federal National Mortgage Association.......................      231,800       15,994,200
                       Goldman Sachs Group, Inc. ..................................      112,800        7,254,450
                       MBNA Corp. .................................................    2,347,400       66,900,900
                       Merrill Lynch & Co., Inc. ..................................      341,000       23,209,313
                       Morgan Stanley, Dean Witter & Co. ..........................      973,850       87,768,231
                       Newcourt Credit Group, Inc. ................................      348,400        5,378,425
                                                                                                   ---------------
                                                                                                      398,541,446
                                                                                                   ---------------
                       HEALTHCARE -- 11.8%

                       Drugs -- 9.4%
                       Bristol-Myers Squibb Co. ...................................      861,900       57,316,350
                       Cardinal Health, Inc. ......................................       23,700        1,617,525
                       Pfizer, Inc. ...............................................    1,632,600       55,406,362
                       Schering-Plough Corp. ......................................    1,498,800       73,441,200
                       Warner-Lambert Co. .........................................      257,500       16,995,000

                       Health Services -- 1.9%
                       IMS Health, Inc. ...........................................      731,800       20,398,925
                       McKesson HBOC, Inc. ........................................      694,400       21,569,800

                       Medical Products -- 0.5%
                       Medtronic, Inc. ............................................      163,800       11,803,838
                                                                                                   ---------------
                                                                                                      258,549,000
                                                                                                   ---------------

                                                           ---------------------

                                         COMMON STOCK (CONTINUED)                      SHARES           VALUE
                       -------------------------------------------------------------------------------------------
                       INDUSTRIAL & COMMERCIAL -- 7.0%

                       Aerospace & Military Technology -- 1.6%
                       United Technologies Corp. ..................................      530,600   $   35,384,388

                       Electrical Equipment -- 0.1%
                       General Electric Co. .......................................       12,900        1,406,108

                       Multi-Industry -- 5.3%
                       Tyco International Ltd. ....................................    1,177,125      114,990,398
                                                                                                   ---------------
                                                                                                      151,780,894
                                                                                                   ---------------
                       INFORMATION & ENTERTAINMENT -- 8.6%

                       Broadcasting & Media -- 7.9%
                       AT&T Corp. Liberty Media Group, Inc., Class A+..............    1,642,600       60,776,200
                       Gannett Co., Inc. ..........................................      120,900        8,735,025
                       MediaOne Group, Inc.+.......................................      925,000       66,946,875
                       Time Warner, Inc. ..........................................      507,800       36,561,600

                       Leisure & Tourism -- 0.7%
                       Northwest Airlines, Inc., Class A+..........................      340,500       10,938,562
                       UAL Corp.+..................................................       57,600        3,654,000
                                                                                                   ---------------
                                                                                                      187,612,262
                                                                                                   ---------------
                       INFORMATION TECHNOLOGY -- 30.9%

                       Communication Equipment -- 5.5%
                       Nokia Corp., Class A ADR....................................    1,406,800      119,665,925

                       Computers & Business Equipment -- 13.8%
                       Cisco Systems, Inc.+........................................    1,180,100       73,313,713
                       Dell Computer Corp.+........................................    3,192,200      130,481,175
                       EMC Corp.+..................................................      770,100       46,639,181
                       International Business Machines Corp. ......................      336,300       42,268,706
                       Sun Microsystems, Inc.+.....................................      129,000        8,755,875

                       Electronics -- 4.2%
                       Intel Corp. ................................................    1,048,820       72,368,580
                       Solectron Corp.+............................................      299,100       19,273,256

                       Software -- 3.4%
                       America Online, Inc.+.......................................      262,050       24,927,506
                       Microsoft Corp.+............................................      581,700       49,917,132

                       Telecommunications -- 4.0%
                       Clear Channel Communications, Inc.+.........................      311,400       21,661,762
                       Lucent Technologies, Inc. ..................................      634,720       41,296,470
                       Vodafone Group PLC ADR......................................      111,300       23,428,650
                                                                                                   ---------------
                                                                                                      673,997,931
                                                                                                   ---------------
                       MATERIALS -- 0.8%

                       Forest Products -- 0.8%
                       Applied Materials, Inc.+....................................      232,900       16,754,244
                                                                                                   ---------------
                       UTILITIES -- 3.6%

                       Telephone -- 3.6%
                       MCI WorldCom, Inc.+.........................................      953,900       78,696,750
                                                                                                   ---------------
                       TOTAL INVESTMENT SECURITIES (cost $1,801,289,193)...........                 2,183,856,689
                                                                                                   ---------------

---------------------

                                                                                      PRINCIPAL
                                      SHORT-TERM SECURITIES -- 1.3%                    AMOUNT           VALUE
                       -------------------------------------------------------------------------------------------
                       TIME DEPOSIT -- 1.3%
                       Cayman Island Time Deposit with State Street Bank & Trust
                         Co. 4.75% due 8/02/99 (cost $27,654,000)..................  $27,654,000.. $   27,654,000
                                                                                                   ---------------
                       TOTAL INVESTMENTS --
                         (cost $1,828,943,193)                           101.3%                     2,211,510,689
                       Liabilities in excess of other assets --           (1.3)                       (27,533,188)
                                                                        ------                     ---------------
                       NET ASSETS --                                     100.0%                    $2,183,977,501
                                                                        ======                     ===============

              -----------------------------

              + Non-income producing securities

              ADR -- American Depository Receipt

              See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    MFS GROWTH AND INCOME
    PORTFOLIO                              INVESTMENT PORTFOLIO -- JULY 31, 1999
                                                                     (UNAUDITED)

                                          COMMON STOCK -- 95.0%                        SHARES         VALUE
                       ----------------------------------------------------------------------------------------

                       CONSUMER DISCRETIONARY -- 10.1%

                       Automotive -- 0.8%
                       Federal-Mogul Corp. ........................................      29,500   $  1,430,750
                       Ford Motor Co. .............................................      11,400        554,325
                       TRW, Inc. ..................................................      10,300        550,406

                       Retail -- 9.3%
                       Albertsons, Inc. ...........................................      44,879      2,229,925
                       CVS Corp. ..................................................      65,500      3,258,625
                       Dayton Hudson Corp. ........................................      32,100      2,076,469
                       Home Depot, Inc. ...........................................      30,800      1,965,425
                       Kroger Co. .................................................     133,500      3,512,719
                       Newell Co. .................................................      70,100      3,031,825
                       Nordstrom, Inc. ............................................      29,000        911,687
                       Office Depot, Inc.+.........................................      48,300        905,625
                       Safeway, Inc.+..............................................      89,400      4,816,425
                       TJX Cos., Inc. .............................................      65,100      2,152,369
                       Wal-Mart Stores, Inc. ......................................      87,000      3,675,750
                                                                                                  -------------
                                                                                                    31,072,325
                                                                                                  -------------
                       CONSUMER STAPLES -- 8.5%

                       Food, Beverage & Tobacco -- 5.1%
                       Anheuser-Busch Cos., Inc. ..................................      61,400      4,846,762
                       Bestfoods...................................................      22,100      1,077,375
                       Coca-Cola Co. ..............................................      21,100      1,272,594
                       Hershey Foods Corp. ........................................       8,100        469,800
                       Interstate Bakeries Corp. ..................................      19,300        451,137
                       Nabisco Holdings Corp., Class A.............................      11,200        466,200
                       Nestle SA+..................................................         500        982,508
                       PepsiCo, Inc. ..............................................      11,300        442,113
                       Philip Morris Cos., Inc. ...................................      34,400      1,281,400
                       Quaker Oats Co. ............................................      18,700      1,272,769
                       Ralston Purina Group........................................     101,200      3,029,675

                       Household Products -- 3.4%
                       Clorox Co. .................................................      14,200      1,590,400
                       Colgate-Palmolive Co. ......................................      47,400      2,340,375
                       Gillette Co. ...............................................      67,500      2,957,343
                       Procter & Gamble Co. .......................................      38,700      3,502,350
                                                                                                  -------------
                                                                                                    25,982,801
                                                                                                  -------------
                       ENERGY -- 6.1%

                       Energy Services -- 0.2%
                       Coastal Corp. ..............................................      12,000        474,750

                       Energy Sources -- 5.9%
                       BP Amoco PLC ADR............................................      49,382      5,722,139
                       Chevron Corp. ..............................................      13,500      1,231,875
                       Conoco, Inc.+...............................................      75,400      1,979,250
                       Exxon Corp. ................................................      55,300      4,389,438

---------------------

                                         COMMON STOCK (CONTINUED)                      SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       ENERGY (continued)
                       Energy Sources (continued)
                       Mobil Corp. ................................................      33,800   $  3,456,050
                       Phillips Petroleum Co. .....................................      20,000      1,026,250
                       USX-Marathon Group, Inc. ...................................      10,200        309,825
                                                                                                  -------------
                                                                                                    18,589,577
                                                                                                  -------------
                       FINANCE -- 15.9%

                       Banks -- 4.7%
                       Bank of America Corp. ......................................      42,219      2,802,286
                       Comerica, Inc. .............................................      11,300        627,150
                       Fleet Financial Group, Inc. ................................       8,700        352,350
                       HypoVereinsbank ADR+........................................       5,700        324,406
                       National City Corp. ........................................      20,400        606,900
                       Northern Trust Corp. .......................................      18,400      1,600,800
                       State Street Corp. .........................................      22,100      1,566,338
                       U.S. Bancorp................................................      72,800      2,265,900
                       Wells Fargo Co. ............................................     115,000      4,485,000

                       Financial Services -- 5.5%
                       American Express Co. .......................................      10,300      1,357,025
                       Associates First Capital Corp., Class A.....................      57,100      2,187,644
                       Citigroup, Inc. ............................................      81,100      3,614,018
                       Federal Home Loan Mortgage Corp. ...........................      49,800      2,857,275
                       MBIA, Inc. .................................................      16,300        933,175
                       Providian Financial Corp. ..................................      10,800        982,800
                       The Hartford Financial Services Group, Inc. ................      91,400      4,935,600

                       Insurance -- 5.7%
                       Allstate Corp. .............................................      65,900      2,339,450
                       AXA SA de CV ADR............................................       8,300        972,288
                       Chubb Corp. ................................................      13,800        825,413
                       CIGNA Corp. ................................................      64,900      5,723,369
                       Equitable Cos., Inc. .......................................      14,800        950,900
                       Lincoln National Corp. .....................................      47,400      2,370,000
                       Marsh & McLennan Cos., Inc. ................................       5,400        410,400
                       Progressive Corp. ..........................................      23,400      2,989,350
                       Torchmark, Inc. ............................................      27,500        904,062
                                                                                                  -------------
                                                                                                    48,983,899
                                                                                                  -------------
                       HEALTHCARE -- 10.9%

                       Drugs -- 6.9%
                       American Home Products Corp. ...............................      57,900      2,952,900
                       Bristol-Myers Squibb Co. ...................................      65,600      4,362,400
                       Merck & Co., Inc. ..........................................      27,000      1,827,562
                       Pfizer, Inc. ...............................................     107,700      3,655,069
                       Pharmacia & Upjohn, Inc. ...................................      58,800      3,164,175
                       Schering-Plough Corp. ......................................      35,000      1,715,000
                       Warner-Lambert Co. .........................................      37,800      2,494,800
                       Zeneca Group PLC ADR........................................      25,300        943,086

                       Health Services -- 1.0%
                       Healthsouth Corp.+ .........................................      43,300        530,425
                       United HealthCare Corp. ....................................      41,700      2,543,700

                                                           ---------------------

                                         COMMON STOCK (CONTINUED)                      SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       HEALTHCARE (continued)
                       Medical Products -- 3.0%
                       Becton Dickinson & Co. .....................................       5,900   $    161,881
                       Guidant Corp.+..............................................      57,400      3,361,488
                       Johnson & Johnson Co. ......................................      36,700      3,380,987
                       Medtronic, Inc. ............................................      34,610      2,494,083
                                                                                                  -------------
                                                                                                    33,587,556
                                                                                                  -------------
                       INDUSTRIAL & COMMERCIAL -- 11.5%

                       Aerospace & Military Technology -- 4.4%
                       Allied Signal, Inc. ........................................      57,600      3,726,000
                       General Dynamics Corp.......................................      23,500      1,581,844
                       Lockheed Martin Corp. ......................................      12,400        431,675
                       Raytheon Co., Class A.......................................      28,500      1,980,750
                       United Technologies Corp. ..................................      84,500      5,635,093

                       Business Services -- 1.2%
                       Computer Sciences Corp.+....................................      26,100      1,680,188
                       First Data Corp. ...........................................      42,400      2,101,450

                       Electrical Equipment -- 1.8%
                       Danaher Corp. ..............................................      18,200      1,038,537
                       General Electric Co. .......................................      42,100      4,588,900

                       Machinery -- 0.5%
                       Illinois Tool Works, Inc. ..................................      19,800      1,471,388

                       Multi-Industry -- 3.0%
                       Corning, Inc. ..............................................       7,400        518,000
                       Mannesmann AG+..............................................      15,200      2,310,683
                       Rentokil Initial PLC ADR....................................      94,500        367,192
                       Tyco International Ltd. ....................................      60,400      5,900,325

                       Transportation -- 0.6%
                       Canadian National Railway Co. ..............................      27,600      1,849,200
                                                                                                  -------------
                                                                                                    35,181,225
                                                                                                  -------------
                       INFORMATION & ENTERTAINMENT -- 6.7%

                       Broadcasting & Media -- 4.5%
                       Gannett Co., Inc. ..........................................      23,700      1,712,325
                       Infinity Broadcasting Corp., Class A+.......................       5,600        154,350
                       MediaOne Group, Inc.+.......................................      22,600      1,635,675
                       New York Times Co., Class A.................................      31,700      1,246,206
                       Reuters Group PLC...........................................     106,400      1,514,046
                       Reuters Group PLC ADR.......................................      11,700        982,069
                       Time Warner, Inc. ..........................................      58,000      4,176,000
                       Tribune Co. ................................................      23,600      2,078,275
                       Wolters Kluwer NV ADR.......................................      12,700        463,298

                       Leisure & Tourism -- 2.2%
                       Carnival Corp., Class A.....................................      11,900        552,606
                       McDonald's Corp. ...........................................     100,900      4,206,269
                       The Walt Disney Co..........................................      68,300      1,886,788
                                                                                                  -------------
                                                                                                    20,607,907
                                                                                                  -------------
                       INFORMATION TECHNOLOGY -- 13.4%

                       Communication Equipment -- 0.6%
                       Ericsson L.M. Telecommunications Co., Class B ADR...........      38,500      1,234,406
                       Tellabs, Inc.+..............................................       7,500        461,719

---------------------

                                         COMMON STOCK (CONTINUED)                      SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY (continued)
                       Computers & Business Equipment -- 4.2%
                       Cisco Systems, Inc.+........................................      33,550   $  2,084,294
                       Hewlett-Packard Co. ........................................      28,600      2,994,062
                       International Business Machines Corp. ......................      20,700      2,601,731
                       Sun Microsystems, Inc.+.....................................      25,000      1,696,875
                       Xerox Corp. ................................................      70,900      3,456,375

                       Electronics -- 1.9%
                       Emerson Electric Co. .......................................      38,800      2,315,875
                       Honeywell, Inc. ............................................       6,000        718,875
                       Motorola, Inc. .............................................      31,300      2,856,125

                       Software -- 5.2%
                       BMC Software, Inc.+.........................................      13,400        721,925
                       Computer Associates International, Inc. ....................      53,100      2,435,962
                       DST Systems, Inc.+..........................................      23,700      1,573,088
                       Microsoft Corp.+............................................      99,400      8,529,762
                       Nortel Networks Corp. ......................................       9,500        841,938
                       Oracle Corp.+...............................................      49,100      1,868,869

                       Telecommunications -- 1.5%
                       ALLTEL Corp. ...............................................      51,700      3,712,707
                       Lucent Technologies, Inc. ..................................      14,100        917,381
                                                                                                  -------------
                                                                                                    41,021,969
                                                                                                  -------------
                       MATERIALS -- 0.4%

                       Chemicals -- 0.2%
                       du Pont (E.I.) de Nemours & Co. ............................       4,700        338,694
                       Rohm & Haas Co. ............................................       4,400        187,550

                       Forest Products -- 0.1%
                       International Paper Co. ....................................       8,400        429,450

                       Metals & Minerals -- 0.1%
                       PPG Industries, Inc. .......................................       4,400        262,350
                                                                                                  -------------
                                                                                                     1,218,044
                                                                                                  -------------
                       UTILITIES -- 11.5%

                       Electric Utilities -- 4.1%
                       CMS Energy Corp. ...........................................      31,800      1,188,525
                       Duke Energy Corp. ..........................................      27,700      1,466,369
                       FirstEnergy Corp. ..........................................      30,700        876,869
                       GPU, Inc. ..................................................      21,500        825,062
                       New Century Energies, Inc. .................................      12,900        447,469
                       NiSource, Inc. .............................................      34,300        889,656
                       PECO Energy Co. ............................................      56,600      2,398,425
                       Pinnacle West Capital Corp. ................................      29,600      1,182,150
                       Texas Utilities Co. ........................................      58,300      2,474,106
                       Unicom Corp. ...............................................      24,700        969,475

                       Gas & Pipeline Utilities -- 0.6%
                       Columbia Energy Group.......................................      31,200      1,856,400

                       Telephone -- 6.8%
                       Ameritech Corp. ............................................      22,500      1,648,125
                       Bell Atlantic Corp. ........................................      92,700      5,909,625
                       BellSouth Corp. ............................................      16,100        772,800
                       MCI WorldCom, Inc.+.........................................      57,904      4,777,080
                       Nippon Telegraph & Telephone Corp. ADR......................       7,000        439,688

                                                           ---------------------

                                         COMMON STOCK (CONTINUED)                      SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       UTILITIES (continued)
                       Telephone (continued)
                       SBC Communications, Inc. ...................................      73,600   $  4,209,000
                       Sprint Corp. ...............................................      43,800      2,263,912
                       Sprint Corp. (PCS Group)+...................................      13,200        800,250
                                                                                                  -------------
                                                                                                    35,394,986
                                                                                                  -------------
                       TOTAL COMMON STOCK (cost $268,366,895)......................                291,640,289
                                                                                                  -------------
                                         PREFERRED STOCK -- 0.2%
                       ----------------------------------------------------------------------------------------
                       UTILITIES -- 0.2%

                       Electric Utilities -- 0.2%
                       Houston Industries, Inc. 7.00% (cost $619,204)..............       5,900        714,269
                                                                                                  -------------

                                                                                     PRINCIPAL
                                          BONDS & NOTES -- 0.1%                        AMOUNT         VALUE
                       ----------------------------------------------------------------------------------------
                       UTILITIES -- 0.1%

                       Telephone -- 0.1%
                       Bell Atlantic Financial Services, Inc. 4.25% 2005* (cost
                         $424,107).................................................  $  380,000        421,800
                                                                                                  -------------
                       TOTAL INVESTMENT SECURITIES (cost $269,410,206).............                292,776,358
                                                                                                  -------------

                                      SHORT-TERM SECURITIES -- 5.3%
                       ----------------------------------------------------------------------------------------
                       FEDERAL AGENCY OBLIGATIONS -- 5.3%
                       Federal Home Loan Mortgage Discount Notes 4.97% due
                         8/02/99...................................................   7,700,000      7,698,937
                       Student Loan Marketing Discount Notes 4.91% due 8/03/99.....   8,400,000      8,397,709
                                                                                                  -------------
                       TOTAL SHORT-TERM SECURITIES (cost $16,096,646)..............                 16,096,646
                                                                                                  -------------
                       TOTAL INVESTMENTS -- (cost $285,506,852)           100.6%                   308,873,004
                       Liabilities in excess of other assets --            (0.6)                    (1,702,607)
                                                                         ------                   -------------
                       NET ASSETS --                                      100.0%                  $307,170,397
                                                                         ======                   ============

              -----------------------------

              + Non-income producing securities

              * Resale restricted to qualified institutional buyers

              ADR -- American Depository Receipt

              See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
                  PUTNAM GROWTH PORTFOLIO  INVESTMENT PORTFOLIO -- JULY 31, 1999
                                                                     (UNAUDITED)

                                          COMMON STOCK -- 99.0%                        SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 11.6%

                       Apparel & Textiles -- 0.2%
                       Nike, Inc., Class B.........................................      25,100   $  1,305,200

                       Retail -- 11.4%
                       Circuit City Stores, Inc. ..................................      64,200      3,033,450
                       Costco Cos., Inc.+..........................................     111,900      8,364,525
                       CVS Corp. ..................................................     174,700      8,691,325
                       Dayton Hudson Corp. ........................................      58,200      3,764,813
                       Gap, Inc. ..................................................      95,850      4,480,987
                       Home Depot, Inc. ...........................................     139,600      8,908,225
                       Safeway, Inc.+..............................................     112,200      6,044,775
                       TJX Cos., Inc. .............................................     201,000      6,645,562
                       Wal-Mart Stores, Inc. ......................................     303,800     12,835,550
                       Walgreen Co. ...............................................     205,200      5,809,725
                                                                                                  -------------
                                                                                                    69,884,137
                                                                                                  -------------
                       CONSUMER STAPLES -- 2.7%

                       Household Products -- 2.7%
                       Clorox Co. .................................................      32,300      3,617,600
                       Colgate-Palmolive Co. ......................................     121,400      5,994,125
                       Estee Lauder Cos., Inc., Class A............................     144,700      6,882,294
                                                                                                  -------------
                                                                                                    16,494,019
                                                                                                  -------------
                       ENERGY -- 2.1%

                       Energy Sources -- 2.1%
                       Conoco, Inc., Class A.......................................      88,600      2,309,138
                       Exxon Corp. ................................................     131,000     10,398,125
                                                                                                  -------------
                                                                                                    12,707,263
                                                                                                  -------------
                       FINANCE -- 13.9%

                       Banks -- 4.5%
                       Bank of America Corp. ......................................      64,500      4,281,187
                       Comerica, Inc. .............................................      48,600      2,697,300
                       Fifth Third Bancorp.........................................      70,800      4,606,425
                       First Security Corp. .......................................      71,100      1,799,719
                       Firstar Corp. ..............................................     281,500      7,336,594
                       Northern Trust Corp. .......................................      17,900      1,557,300
                       Wells Fargo Co. ............................................     108,100      4,215,900
                       Zions Bancorp...............................................      10,500        609,000

                       Financial Services -- 6.1%
                       American Express Co. .......................................      68,500      9,024,875
                       Capital One Financial Corp. ................................      73,900      3,427,112
                       Charles Schwab Corp. .......................................      97,900      4,313,719
                       Citigroup, Inc. ............................................     262,300     11,688,744
                       Morgan Stanley, Dean Witter & Co. ..........................      40,800      3,677,100
                       Providian Financial Corp. ..................................      48,775      4,438,525

                                                           ---------------------

                                         COMMON STOCK (CONTINUED)                      SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       FINANCE (continued)
                       Insurance -- 3.3%
                       AFLAC, Inc. ................................................      59,800   $  2,773,225
                       American General Corp. .....................................     105,800      8,186,275
                       American International Group, Inc.#.........................      65,375      7,591,672
                       Lincoln National Corp. .....................................      30,800      1,540,000
                                                                                                  -------------
                                                                                                    83,764,672
                                                                                                  -------------
                       HEALTHCARE -- 9.0%

                       Drugs -- 6.3%
                       Allergan, Inc. .............................................      26,900      2,542,050
                       American Home Products Corp. ...............................     106,200      5,416,200
                       Biogen, Inc.+...............................................      55,000      3,784,687
                       Pharmacia & Upjohn, Inc. ...................................     115,500      6,215,344
                       Schering-Plough Corp. ......................................     238,900     11,706,100
                       Warner-Lambert Co. .........................................     131,800      8,698,800

                       Medical Products -- 2.7%
                       Amgen, Inc.+................................................      62,200      4,781,625
                       Bausch & Lomb, Inc. ........................................      38,000      2,728,875
                       Immunex Corp.+..............................................      14,700      1,659,263
                       Johnson & Johnson Co. ......................................      74,700      6,881,737
                                                                                                  -------------
                                                                                                    54,414,681
                                                                                                  -------------
                       INDUSTRIAL & COMMERCIAL -- 11.6%

                       Aerospace & Military Technology -- 2.5%
                       Allied Signal, Inc. ........................................      60,600      3,920,062
                       United Technologies Corp. ..................................     169,700     11,316,869

                       Electrical Equipment -- 4.3%
                       Best Buy Co., Inc.+.........................................      61,400      4,581,975
                       General Electric Co. .......................................     197,500     21,527,500

                       Multi-Industry -- 4.3%
                       FDX Corp.+..................................................      50,700      2,271,994
                       Tyco International Ltd. ....................................     243,000     23,738,062

                       Transportation -- 0.5%
                       Union Pacific Corp. ........................................      49,100      2,666,744
                                                                                                  -------------
                                                                                                    70,023,206
                                                                                                  -------------
                       INFORMATION & ENTERTAINMENT -- 8.9%

                       Broadcasting & Media -- 8.1%
                       AT&T Corp. Liberty Media Group, Inc., Class A+..............     283,300     10,482,100
                       Interpublic Group of Cos., Inc.+............................     198,900      8,353,800
                       MediaOne Group, Inc.+.......................................     101,500      7,346,062
                       Time Warner, Inc. ..........................................     186,900     13,456,800
                       Viacom, Inc., Class B+......................................     217,700      9,129,794

                       Leisure & Tourism -- 0.8%
                       Carnival Corp., Class A.....................................     103,300      4,796,994
                                                                                                  -------------
                                                                                                    53,565,550
                                                                                                  -------------
                       INFORMATION TECHNOLOGY -- 28.4%

                       Communication Equipment -- 2.8%
                       Nokia Corp., Class A ADR....................................      66,620      5,666,864
                       QUALCOMM, Inc.+.............................................      39,400      6,146,400
                       Tellabs, Inc.+..............................................      85,100      5,238,969

---------------------

                                         COMMON STOCK (CONTINUED)                      SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY (continued)
                       Computers & Business Equipment -- 10.0%
                       Apple Computer, Inc.+.......................................      58,800   $  3,274,425
                       Cisco Systems, Inc.+........................................     175,000     10,871,875
                       EMC Corp.+..................................................      82,900      5,020,631
                       Hewlett-Packard Co. ........................................      63,000      6,595,313
                       International Business Machines Corp. ......................     105,800     13,297,737
                       Lexmark International Group, Inc., Class A..................      25,900      1,631,700
                       Pitney Bowes, Inc. .........................................      86,700      5,516,288
                       Staples, Inc.+..............................................      83,400      2,408,175
                       Sun Microsystems, Inc.+.....................................     108,700      7,378,012
                       Unisys Corp.+ ..............................................      99,500      4,060,844

                       Electronics -- 4.5%
                       Honeywell, Inc. ............................................      24,000      2,875,500
                       Motorola, Inc. .............................................     133,100     12,145,375
                       Solectron Corp.+............................................      93,700      6,037,794
                       Texas Instruments, Inc. ....................................      43,400      6,249,600

                       Software -- 5.6%
                       America Online, Inc.+.......................................      39,000      3,709,875
                       CMG Information Services, Inc.+.............................      19,400      1,788,438
                       Comverse Technology, Inc.+..................................      42,200      3,188,737
                       Microsoft Corp.+............................................     290,600     24,937,112

                       Telecommunications -- 5.5%
                       ALLTEL Corp. ...............................................      70,600      5,069,962
                       Clear Channel Communications, Inc.+.........................      39,600      2,754,675
                       Comcast Corp., Class A......................................      82,900      3,191,650
                       Lucent Technologies, Inc. ..................................     254,800     16,577,925
                       Vodafone Group PLC ADR......................................      26,400      5,557,200
                                                                                                  -------------
                                                                                                   171,191,076
                                                                                                  -------------
                       MATERIALS -- 1.7%

                       Chemicals -- 0.8%
                       Praxair, Inc. ..............................................     103,000      4,750,875

                       Forest Products -- 0.9%
                       Sealed Air Corp.+...........................................      38,700      2,486,475
                       Weyerhaeuser Co. ...........................................      44,700      2,891,531
                                                                                                  -------------
                                                                                                    10,128,881
                                                                                                  -------------
                       UTILITIES -- 9.1%

                       Gas & Pipeline Utilities -- 1.4%
                       Enron Corp. ................................................      97,200      8,280,225

                       Telephone -- 7.7%
                       BellSouth Corp. ............................................     128,500      6,168,000
                       MCI WorldCom, Inc.+.........................................     137,900     11,376,750
                       SBC Communications, Inc. ...................................     233,000     13,324,687
                       Sprint Corp. ...............................................     245,400     12,684,113
                       Sprint Corp. (PCS Group)....................................      52,900      3,207,063
                                                                                                  -------------
                                                                                                    55,040,838
                                                                                                  -------------
                       TOTAL INVESTMENT SECURITIES (cost $470,168,221).............                597,214,323
                                                                                                  -------------

                                                           ---------------------

                                                                                              PRINCIPAL
                       REPURCHASE AGREEMENT -- 1.2%                                    AMOUNT         VALUE
                       ----------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENT -- 1.2%
                       Agreement with C.S. First Boston Corp., bearing interest at
                         5.04%, dated 7/30/99, to be repurchased 8/02/99 in the
                         amount of $7,366,092 and collateralized by $7,274,000 of
                         U.S. Treasury Notes, bearing interest at 5.61%, due
                         3/31/01 and having an approximate value of $7,513,968
                         (cost $7,363,000).........................................  $7,363,000   $  7,363,000
                                                                                                  -------------

                       TOTAL INVESTMENTS --
                         (cost $477,531,221)                         100.2%                        604,577,323
                       Liabilities in excess of other assets --       (0.2)                         (1,164,747)
                                                                     ------                      -------------
                       NET ASSETS --                                 100.0%                       $603,412,576
                                                                     ======                      =============

              -----------------------------


+    Non-income producing securities
#    Security represents an investment in an affiliated company
ADR -- American Depository Receipt

See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    REAL ESTATE PORTFOLIO                  INVESTMENT PORTFOLIO -- JULY 31, 1999
                                                                     (UNAUDITED)

                                          COMMON STOCK -- 89.2%                       SHARES        VALUE
                       --------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT -- 6.9%

                       Leisure & Tourism -- 6.9%
                       Hilton Hotels Corp. ........................................   125,200    $ 1,635,425
                       Marriott International, Inc., Class A.......................    47,200      1,654,950
                       Vail Resorts, Inc.+.........................................    49,400        904,638
                                                                                                 ------------
                                                                                                   4,195,013
                                                                                                 ------------
                       REAL ESTATE -- 82.3%

                       Real Estate Companies -- 9.0%
                       Boardwalk Equities, Inc.+...................................   285,700      2,693,315
                       Catellus Development Corp.+.................................   139,300      2,211,387
                       Crescent Operating, Inc.+...................................    63,380        380,280
                       TrizecHahn Corp.............................................    13,100        243,169

                       Real Estate Investment Trusts -- 73.3%
                       Alexandria Real Estate Equities, Inc. ......................    87,200      2,605,100
                       Apartment Investment & Management Co., Class A..............    69,075      2,819,123
                       Archstone Communities Trust.................................   105,300      2,270,531
                       Avalonbay Communities, Inc..................................    57,267      1,943,499
                       Boston Properties, Inc......................................    75,600      2,589,300
                       CenterPoint Properties Corp.................................    87,100      3,113,825
                       Crescent Real Estate Equities Co............................    53,100      1,168,200
                       Duke-Weeks Realty Corp......................................    46,400      1,015,000
                       Equity Office Properties Trust..............................    22,300        560,288
                       Gables Residential Trust....................................    76,700      1,859,975
                       General Growth Properties, Inc..............................    17,600        581,900
                       Glenborough Realty Trust, Inc...............................    72,300      1,265,250
                       Golf Trust of America, Inc..................................    80,200      1,794,475
                       Home Properties of New York, Inc............................   116,100      3,185,494
                       JDN Realty Corp.............................................   110,750      2,360,359
                       MeriStar Hospitality Corp...................................    86,900      1,661,963
                       Parkway Properties, Inc.....................................    48,400      1,609,300
                       Prentiss Properties Trust...................................    28,200        650,363
                       Public Storage, Inc.........................................    88,300      2,268,206
                       Spieker Properties, Inc.....................................    61,900      2,367,675
                       Starwood Hotels & Resorts Worldwide, Inc....................    88,300      2,384,100
                       Storage USA, Inc............................................    40,200      1,226,100
                       The Rouse Co................................................    34,500        838,781
                       Vornado Realty Trust........................................    77,300      2,734,487
                                                                                                 ------------
                                                                                                  50,401,445
                                                                                                 ------------
                       TOTAL COMMON STOCK (cost $59,229,354).......................               54,596,458
                                                                                                 ------------


                                                           ---------------------

                                         PREFERRED STOCK -- 9.5%                      SHARES        VALUE
                       --------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT -- 4.3%

                       Leisure & Tourism -- 4.3%
                       Premier Parks, Inc. convertible 7.50%.......................    37,300    $ 2,611,000
                                                                                                 ------------
                       REAL ESTATE -- 5.2%

                       Real Estate Investment Trusts -- 5.2%
                       General Growth Properties, Inc. convertible 7.25%...........    81,500      1,884,687
                       SL Green Realty Corp. convertible 8.00%.....................    54,200      1,253,375
                       Vornado Realty Trust convertible Series A 6.50%.............     1,700         84,788
                                                                                                 ------------
                                                                                                   3,222,850
                                                                                                 ------------
                       TOTAL PREFERRED STOCK (cost $5,785,129).....................                5,833,850
                                                                                                 ------------
                       TOTAL INVESTMENT SECURITIES (cost $65,014,483)..............               60,430,308
                                                                                                 ------------
                       TOTAL INVESTMENTS --
                         (cost $65,014,483)                                  98.7%                60,430,308
                       Other assets less liabilities --                       1.3                    803,161
                                                                           ------                ------------
                       NET ASSETS --                                        100.0%               $61,233,469
                                                                           ======                ============


              -----------------------------

              + Non-income producing securities

              See Notes to Financial Statements

---------------------

---------------------

   SUNAMERICA SERIES TRUST
   SMALL COMPANY VALUE
   PORTFOLIO                               INVESTMENT PORTFOLIO -- JULY 31, 1999
                                                                     (UNAUDITED)

                       COMMON STOCK -- 94.0%                                          SHARES        VALUE
                       -------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 8.3%

                       Apparel & Textiles -- 0.6%
                       Ashworth, Inc.+.............................................     4,700    $   18,800
                       Sport-Haley, Inc.+..........................................     2,400        11,700

                       Automotive -- 0.5%
                       Dollar Thrifty Automotive Group+............................     1,300        27,950

                       Housing -- 3.4%
                       D.R. Horton, Inc. ..........................................     3,100        50,375
                       Modtech Holdings, Inc.+.....................................       900        10,800
                       Quaker Fabric Corp.+........................................     5,700        28,500
                       Stanley Furniture Co., Inc.+................................     2,700        64,969
                       Thomas Industries, Inc......................................     1,200        25,125

                       Retail -- 3.8%
                       Finish Line, Inc., Class A+.................................     1,800        18,900
                       Piercing Pagoda, Inc.+......................................     2,600        43,550
                       Topps Co., Inc.+............................................     9,700        86,694
                       Video Update, Inc., Class A+................................     7,100         4,659
                       Whitehall Jewelers, Inc.+...................................     2,000        49,000
                                                                                                 -----------
                                                                                                    441,022
                                                                                                 -----------
                       CONSUMER STAPLES -- 3.5%

                       Food, Beverage & Tobacco -- 3.5%
                       Cadiz, Inc.+................................................     2,000        20,750
                       Michael Foods, Inc..........................................     2,400        55,650
                       Performance Food Group Co.+.................................     2,000        53,750
                       Suiza Foods Corp.+..........................................     1,700        53,125
                                                                                                 -----------
                                                                                                    183,275
                                                                                                 -----------
                       ENERGY -- 6.3%

                       Energy Services -- 2.5%
                       Atwood Oceanics, Inc.+......................................       600        17,963
                       Newpark Resources, Inc.+....................................     8,200        77,900
                       Veritas DGC, Inc.+..........................................     2,100        37,537

                       Energy Sources -- 3.8%
                       Basin Exploration, Inc.+....................................     2,500        52,500
                       Catalytica, Inc.+...........................................     6,900        86,250
                       Chieftain International, Inc.+..............................       700        12,950
                       Forest Oil Corp.+...........................................     3,200        47,600
                                                                                                 -----------
                                                                                                    332,700
                                                                                                 -----------
                       FINANCE -- 16.5%

                       Banks -- 6.5%
                       Astoria Financial Corp. ....................................       600        22,838
                       Community First Bank........................................     2,000        42,000
                       First Republic Bank+........................................     2,100        55,387

                                                           ---------------------

                       COMMON STOCK (CONTINUED)                                       SHARES        VALUE
                       -------------------------------------------------------------------------------------
                       FINANCE (continued)
                       Banks (continued)
                       Roslyn Bancorp, Inc.........................................     5,125    $   87,766
                       UST Corp....................................................     2,100        63,787
                       Southwest Bancorp of Texas, Inc.+...........................     1,500        26,625
                       Webster Financial Corp......................................     1,800        47,475

                       Financial Services -- 3.1%
                       Dain Rauscher Corp..........................................       900        47,869
                       Donaldson Lufkin & Jenrette, Inc.+..........................     2,100        45,281
                       Franchise Mortgage Acceptance Co.+..........................     7,000        68,250

                       Insurance -- 6.9%
                       Enhance Financial Services Group, Inc. .....................     4,100        85,075
                       Farm Family Holdings, Inc.+.................................     1,500        57,937
                       Penn Treaty American Corp.+.................................     2,200        50,738
                       Philadelphia Consolidated Holding Corp.+....................     2,400        51,600
                       Radian Group, Inc. .........................................     2,300       118,594
                                                                                                 -----------
                                                                                                    871,222
                                                                                                 -----------
                       HEALTHCARE -- 8.0%

                       Drugs -- 1.1%
                       PAREXAL International Corp.+................................     2,800        30,800
                       Roberts Pharmaceutical Corp.+...............................     1,100        30,181

                       Health Services -- 0.8%
                       Resources Care, Inc.+.......................................     1,200        25,200
                       Total Renal Care Holdings, Inc.+............................     2,100        17,588

                       Medical Products -- 6.1%
                       Cooper Companies, Inc. .....................................     4,700        96,350
                       Lifecore Biomedical, Inc.+..................................     5,300        51,012
                       Mentor Corp.................................................     2,600        56,875
                       PolyMedica Corp.+...........................................     3,200        53,200
                       Respironics, Inc.+..........................................     3,000        32,250
                       Spacelabs Medical, Inc.+....................................     1,900        30,044
                                                                                                 -----------
                                                                                                    423,500
                                                                                                 -----------
                       INDUSTRIAL & COMMERCIAL -- 19.8%
                       Aerospace & Military Technology -- 2.4%
                       Alliant Techsystems, Inc.+..................................     1,200        99,225
                       BE Aerospace, Inc.+.........................................       800        15,150
                       REMEC, Inc.+................................................       800        10,050

                       Business Services -- 8.5%
                       Alternative Resources Corp.+................................     6,500        45,500
                       Applied Graphics Technologies, Inc.+........................     3,800        40,137
                       Aqua Alliance, Inc.+........................................    16,000        46,000
                       Burns International Services Corp.+.........................     4,500        90,562
                       Casella Waste Systems, Inc.+................................       300         7,988
                       InaCom Corp. ...............................................     2,324        32,246
                       National Computer Systems, Inc. ............................     1,900        65,075
                       Service Experts, Inc.+......................................     2,900        39,150
                       Simpson Manufacturing Co., Inc.+............................       900        46,237
                       Staff Leasing, Inc.+........................................     3,200        35,200

                       Electrical Equipment -- 2.4%
                       AFC Cable Systems, Inc.+....................................     3,000       114,188
                       BOLDER Technologies Corp.+..................................     1,500        11,250

---------------------

                       COMMON STOCK (CONTINUED)                                       SHARES        VALUE
                       -------------------------------------------------------------------------------------
                       INDUSTRIAL & COMMERCIAL (continued)
                       Machinery -- 4.7%
                       Bonded Motors, Inc.+........................................     1,100    $    4,125
                       Bridgeport Machines, Inc.+..................................     2,800        27,125
                       Cognex Corp.+...............................................       400        12,750
                       Dura Automotive Systems, Inc.+..............................     3,760       110,920
                       Edelbrock Corp.+............................................     1,700        25,500
                       MagneTek, Inc.+.............................................     4,190        42,686
                       Park-Ohio Holdings Corp.+...................................     1,500        24,937

                       Multi-Industry -- 0.3%
                       Tredegar Industries, Inc....................................       800        18,550

                       Transportation -- 1.5%
                       Nordic American Tanker Shipping Ltd.........................     3,200        37,600
                       Willis Lease Finance Corp.+.................................     2,700        42,863
                                                                                                 -----------
                                                                                                  1,045,014
                                                                                                 -----------
                       INFORMATION & ENTERTAINMENT -- 3.6%

                       Broadcasting & Media -- 1.9%
                       Merrill Corp. ..............................................     5,000       100,000

                       Entertainment Products -- 0.7%
                       Huffy Corp. ................................................     3,400        38,250

                       Leisure & Tourism -- 1.0%
                       Avado Brands, Inc. .........................................     3,800        33,250
                       Buffets, Inc.+..............................................     1,600        18,800
                                                                                                 -----------
                                                                                                    190,300
                                                                                                 -----------
                       INFORMATION TECHNOLOGY -- 19.1%

                       Communication Equipment -- 0.9%
                       DSP Communications, Inc.+...................................     2,000        46,875

                       Computers & Business Equipment -- 2.5%
                       GateField Corp.+............................................       470         1,762
                       Pomeroy Computer Resources, Inc.+...........................     1,200        17,325
                       RadiSys Corp.+..............................................     2,800       115,150

                       Electronics -- 9.9%
                       Actel Corp.+................................................     3,000        45,000
                       Advanced Energy Industries, Inc.+...........................       700        26,469
                       Digital Microwave Corp.+....................................     4,000        47,500
                       DII Group, Inc.+............................................     1,100        40,769
                       DuPont Photomasks, Inc.+....................................       400        19,150
                       Electro Scientific Industries, Inc.+........................       300        11,437
                       Etec Systems, Inc.+.........................................       400        15,550
                       FEI Co......................................................     3,800        33,250
                       Innovex, Inc.+..............................................     3,600        51,300
                       Moog, Inc., Class A+........................................     3,300       102,300
                       Pioneer Standard Electrics, Inc.............................     2,700        34,594
                       Spectrian Corp.+............................................       900        10,406
                       Unitrode Corp.+.............................................     2,300        84,956

                       Software -- 3.6%
                       Complete Business Solutions, Inc.+..........................       600        11,400
                       Inprise Corp.+..............................................     6,000        26,438
                       J.D. Edwards & Co.+.........................................       600         9,075
                       Maxtor Corp.+...............................................     2,500        13,516
                       Project Software & Development, Inc.+.......................       700        29,750
                       Sapiens International Corp. NV..............................     2,700        27,337

                                                           ---------------------

                       COMMON STOCK (CONTINUED)                                       SHARES        VALUE
                       -------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY (continued)
                       Software (continued)
                       Sybase, Inc.+...............................................     4,000    $   41,000
                       System Software Associates, Inc.............................    10,000        17,500
                       Visio Corp.+................................................       500        17,125

                       Telecommunications -- 2.2%
                       Comdial Corp.+..............................................     2,900        20,300
                       Network Equipment Technologies, Inc.+.......................     3,000        29,063
                       Norstan, Inc.+..............................................     2,800        36,400
                       Powerwave Technologies, Inc.+...............................       800        28,500
                                                                                                 -----------
                                                                                                  1,011,197
                                                                                                 -----------
                       MATERIALS -- 2.8%

                       Metals & Minerals -- 2.8%
                       Dayton Superior Corp., Class A+.............................     2,500        50,625
                       L.B. Foster Co.+............................................     3,300        18,975
                       Northwest Pipe Co.+.........................................     1,500        26,812
                       Synthetic Industries, Inc.+.................................     1,900        49,400
                                                                                                 -----------
                                                                                                    145,812
                                                                                                 -----------
                       REAL ESTATE -- 2.9%

                       Real Estate Investment Trusts -- 2.9%
                       Chelsea GCA Realty, Inc. ...................................     1,500        52,125
                       Highwoods Properties, Inc. .................................     1,300        30,550
                       Lexington Corporate Properties Trust........................     2,900        33,531
                       Walden Residential Properties, Inc. ........................     1,800        36,225
                                                                                                 -----------
                                                                                                    152,431
                                                                                                 -----------
                       UTILITIES -- 3.2%

                       Electric Utilities -- 3.2%
                       El Paso Electric Co. .......................................     4,100        37,156
                       TNP Enterprises, Inc. ......................................       800        30,550
                       UniSource Energy Corp.+.....................................     8,400       101,325
                                                                                                 -----------
                                                                                                    169,031
                                                                                                 -----------
                       TOTAL INVESTMENT SECURITIES (cost $4,654,215)...............               4,965,504
                                                                                                 -----------

                                                                                                  PRINCIPAL
                       REPURCHASE AGREEMENT -- 6.0%                                                 AMOUNT
                       -----------------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENT -- 6.0%
                       Agreement with State Street Bank & Trust Co., bearing interest at 4.25%, dated 7/30/99, to be repurchased 8/02/99 in the
                         amount of $316,112 and collateralized by $270,000 of U.S.
                         Treasury Bonds, bearing interest at 8.00%, due 11/15/21
                         and having an approximate value of $325,929 (cost $316,000).        $316,000         316,000
                                                                                                          ------------
                       TOTAL INVESTMENTS --
                         (cost $4,970,215)                               100.0%                             5,281,504
                       Liabilities in excess of other assets --            0.0                                 (1,655)
                                                                        ------                            ------------
                       NET ASSETS --                                     100.0%                           $ 5,279,849
                                                                        ======                            ============

              -----------------------------

              + Non-income producing securities

              See Notes to Financial Statements

---------------------

---------------------

   SUNAMERICA SERIES TRUST
   MFS MID-CAP GROWTH PORTFOLIO            INVESTMENT PORTFOLIO -- JULY 31, 1999
                                                                     (UNAUDITED)

                       COMMON STOCK -- 85.6%                                          SHARES        VALUE
                       -------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 2.2%

                       Retail -- 2.2%
                       BJ's Wholesale Club, Inc.+..................................    1,200     $   36,750
                       Great Atlantic & Pacific Tea Co., Inc.......................    1,770         61,176
                       Gymboree Corp.+.............................................    3,600         18,675
                       Office Depot, Inc.+.........................................    3,870         72,562
                       USinternetworking, Inc.+....................................      110          3,011
                                                                                                 -----------
                                                                                                    192,174
                                                                                                 -----------
                       CONSUMER STAPLES -- 6.7%

                       Food, Beverage & Tobacco -- 5.9%
                       Delaware Monte Foods Co.+...................................   19,660        320,704
                       Keebler Foods Co.+..........................................    3,840        112,320
                       McCormick & Co., Inc........................................    1,110         36,699
                       Suiza Foods Corp.+..........................................    1,770         55,313

                       Household Products -- 0.8%
                       Dial Corp...................................................    2,320         71,775
                                                                                                 -----------
                                                                                                    596,811
                                                                                                 -----------
                       ENERGY -- 10.0%

                       Energy Services -- 5.0%
                       Consol Energy, Inc..........................................      100          1,113
                       Diamond Offshore Drilling, Inc..............................    2,630         84,160
                       Noble Drilling Corp.+.......................................    8,610        195,339
                       Transocean Offshore, Inc....................................    5,200        159,575

                       Energy Sources -- 5.0%
                       Apache Corp.................................................    1,200         50,925
                       Houston Exploration Co......................................    2,470         49,554
                       Newfield Exploration Co.+...................................    9,770        282,720
                       Vastar Resources, Inc.......................................    1,000         65,375
                                                                                                 -----------
                                                                                                    888,761
                                                                                                 -----------
                       FINANCE -- 2.4%

                       Financial Services -- 2.4%
                       A.G. Edwards, Inc...........................................    7,680        212,160
                       Hoover's, Inc.+.............................................       50            669

                       Insurance -- 0.0%
                       InsWeb Corp.+...............................................       25            759
                                                                                                 -----------
                                                                                                    213,588
                                                                                                 -----------
                       HEALTHCARE -- 12.1%

                       Drugs -- 2.2%
                       Drugstore.com, Inc.+........................................       25          1,259
                       Sepracor, Inc.+.............................................    1,770        130,095
                       United Therapeutics Corp.+..................................    3,360         61,530

                                                           ---------------------

                       COMMON STOCK (CONTINUED)                                       SHARES        VALUE
                       -------------------------------------------------------------------------------------
                       HEALTHCARE (continued)
                       Health Services -- 6.7%
                       Health Management Associates, Inc., Class A+................   35,450     $  292,463
                       Lincare Holdings, Inc.+.....................................    4,550        136,500
                       ProVantage Health Services, Inc.+...........................       50            925
                       Total Renal Care Holdings, Inc.+............................   20,240        169,510

                       Medical Products -- 3.2%
                       Cytoclonal Pharmaceutics, Inc.+.............................      860          5,697
                       Lasersight, Inc.............................................    1,520         23,940
                       Steris Corp.+...............................................   13,740        185,490
                       Ventana Medical Systems, Inc.+..............................    3,290         68,679
                                                                                                 -----------
                                                                                                  1,076,088
                                                                                                 -----------
                       INDUSTRIAL & COMMERCIAL -- 22.5%

                       Business Services -- 16.4%
                       Affiliated Computer Services, Inc., Class A+................    2,380        110,670
                       Gartner Group, Inc., Class A................................    1,110         24,628
                       Gemstar Group Ltd...........................................    6,100        404,125
                       IDEXX Laboratories, Inc.+...................................    6,500        127,562
                       Modis Professional Services, Inc.+..........................    2,080         30,160
                       Network Solutions, Inc., Class A+...........................    4,740        295,065
                       Quintiles Transnational Corp................................    3,850        146,300
                       Security Dynamics Technologies, Inc.+.......................   10,045        183,321
                       Technology Solutions Co.+...................................    4,900         59,413
                       The BISYS Group, Inc.+......................................    1,070         54,971
                       Verisign, Inc.+.............................................      220         16,308

                       Electrical Equipment -- 2.1%
                       Cable Design Technologies Corp.+............................   10,100        183,062

                       Machinery -- 4.0%
                       AGCO Corp...................................................    5,330         49,969
                       Cooper Cameron Corp.+.......................................    5,530        200,462
                       Kulicke & Soffa Industries, Inc.+...........................    2,100         51,713
                       MKS Instruments, Inc.+......................................    2,640         56,265
                                                                                                 -----------
                                                                                                  1,993,994
                                                                                                 -----------
                       INFORMATION & ENTERTAINMENT -- 4.1%

                       Broadcasting & Media -- 4.1%
                       Hearst-Argyle Television, Inc.+.............................    2,480         61,380
                       Meredith Corp...............................................    1,770         63,609
                       Radio One, Inc., Class A+...................................       50          2,222
                       Scholastic Corp.+...........................................      150          6,694
                       Sinclair Broadcast Group, Inc., Class A+....................    1,100         20,831
                       SportsLine USA, Inc.+.......................................    8,900        203,588
                       Time Warner Telecom, Inc., Class A+.........................       50          1,556
                                                                                                 -----------
                                                                                                    359,880
                                                                                                 -----------
                       INFORMATION TECHNOLOGY -- 22.3%

                       Communication Equipment -- 0.2%
                       Copper Mountain Networks, Inc.+.............................       50          6,050
                       Globespan Semiconductor, Inc.+..............................       50          2,538
                       Inet Technologies, Inc.+....................................       50          1,213
                       Paradyne Networks, Inc.+....................................      100          4,437
                       Redback Networks, Inc.......................................       50          7,737

                       Computers & Business Equipment -- 2.1%
                       CompUSA, Inc.+..............................................   12,230         77,202
                       CSG Systems International, Inc.+............................      810         18,022

---------------------

                       COMMON STOCK (CONTINUED)                                       SHARES        VALUE
                       -------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY (continued)
                       Computers & Business Equipment (continued)
                       Gadzoox Networks, Inc.+.....................................       50     $    3,763
                       Seagate Technology, Inc.+...................................    3,200         86,000

                       Electronics -- 4.6%
                       Analog Devices, Inc.+.......................................    2,990        128,944
                       Applied Science and Technology, Inc.+.......................    3,890         84,364
                       KLA-Tencor Corp.+...........................................      300         20,325
                       Novellus Systems, Inc.+.....................................    1,620        104,287
                       SIPEX Corp.+................................................    2,600         42,738
                       Teradyne, Inc.+.............................................      420         31,316

                       Software -- 11.5%
                       Allscripts, Inc.+...........................................       25            400
                       Aspen Technology, Inc.+.....................................    4,010         46,115
                       CheckFree Holdings Corp.....................................    2,750         81,297
                       Chemdex Corp.+..............................................       25            750
                       Digex, Inc.+................................................       50          1,116
                       DST Systems, Inc.+..........................................    1,770        117,484
                       Edify Corp.+................................................    1,600         17,200
                       Engage Technologies, Inc.+..................................       50          1,728
                       Fiserv, Inc.................................................    4,950        147,572
                       Harbinger Corp.+............................................    3,500         47,250
                       IMRglobal Corp.+............................................    4,240         72,610
                       Informatica Corp.+..........................................       60          3,129
                       Interliant, Inc.+...........................................      110          2,118
                       Intuit, Inc.+...............................................      440         35,997
                       Keane, Inc.+................................................    1,170         26,983
                       Liberate Technologies, Inc.+................................       25            478
                       Net Perceptions, Inc.+......................................      160          2,550
                       NetIQ Corp.+................................................       25            419
                       Online Resources and Communications Corp.+..................      810         16,808
                       Policy Management Systems Corp.+............................    4,090        125,767
                       Security First Tech Corp....................................    2,330         81,259
                       Software Common, Inc.+......................................       50          1,681
                       SunGard Data Systems, Inc.+.................................    6,430        184,059
                       Talk City, Inc.+............................................       50            606
                       TIBCO Software, Inc.+.......................................       50          1,500

                       Telecommunications -- 3.9%
                       Aerial Communications, Inc.+................................   14,310        201,235
                       Convergent Communications, Inc.+............................       50            800
                       Intermedia Communications, Inc.+............................    5,060        139,466
                       Net2Phone, Inc.+............................................       25            684
                                                                                                 -----------
                                                                                                  1,977,997
                                                                                                 -----------
                       MATERIALS -- 0.8%

                       Metals & Minerals -- 0.8%
                       Global Industries, Inc.+....................................    6,830         75,130
                                                                                                 -----------

                                                           ---------------------

                       COMMON STOCK (CONTINUED)                                       SHARES        VALUE
                       -------------------------------------------------------------------------------------
                       UTILITIES -- 2.5%

                       Gas & Pipeline Utilities -- 2.5%
                       NOVA Corp.+.................................................    8,150     $  224,634
                                                                                                 -----------
                       TOTAL INVESTMENT SECURITIES (cost $7,827,059)...............               7,599,057
                                                                                                 -----------

                       TOTAL INVESTMENTS --
                         (cost $7,827,059)                             85.6%                      7,599,057
                       Other assets less liabilities --                14.4                       1,273,516
                                                                      ------                    -----------
                       NET ASSETS --                                  100.0%                    $ 8,872,573
                                                                      ======                    ===========

              -----------------------------

              + Non-income producing securities

              See Notes to Financial Statements

---------------------

---------------------

SUNAMERICA SERIES TRUST
AGGRESSIVE GROWTH
PORTFOLIO                                  INVESTMENT PORTFOLIO -- JULY 31, 1999
                                                                     (UNAUDITED)

                                          COMMON STOCK -- 85.2%                        SHARES          VALUE
                       -----------------------------------------------------------------------------------------

                       CONSUMER DISCRETIONARY -- 13.8%

                       Apparel & Textiles -- 2.8%
                       Claire's Stores, Inc. ......................................       47,800   $  1,135,250
                       Mohawk Industries, Inc.+....................................       25,600        715,200
                       Talbots, Inc. ..............................................       70,800      2,491,275
                       Valuevision International, Inc., Class A+...................       53,600      1,407,000

                       Automotive -- 2.6%
                       Action Performance Cos., Inc.+..............................       86,800      3,005,450
                       Oshkosh Truck Corp. ........................................       45,100      2,486,138

                       Retail -- 8.4%
                       Abercrombie & Fitch Co.+....................................       84,800      3,519,200
                       Beyond.com Corp.+...........................................       50,600      1,195,425
                       Gap, Inc. ..................................................       54,675      2,556,056
                       Home Depot, Inc. ...........................................       29,000      1,850,562
                       Movado Group, Inc. .........................................       15,700        380,725
                       Restoration Hardware, Inc.+.................................        8,100         87,581
                       Sothebys Holdings, Inc. ....................................       50,900      1,679,700
                       Stamps.com, Inc.+...........................................       18,900        637,875
                       Sunglass Hut International, Inc.+...........................      201,800      2,749,525
                       The Yankee Candle, Inc.+....................................       58,100      1,307,250
                       USinternetworking, Inc.+....................................       55,900      1,530,263
                                                                                                   -------------
                                                                                                     28,734,475
                                                                                                   -------------
                       CONSUMER STAPLES -- 0.3%

                       Household Products -- 0.3%
                       Steiner Leisure Ltd.+.......................................       17,200        533,200
                                                                                                   -------------
                       ENERGY -- 9.2%

                       Energy Services -- 9.2%
                       BJ Services Co.+............................................      178,000      5,440,125
                       Diamond Offshore Drilling, Inc. ............................       60,000      1,920,000
                       Precision Drilling Corp.+...................................      122,400      2,799,900
                       Schlumberger Ltd. ..........................................       38,000      2,301,375
                       Transocean Offshore, Inc. ..................................       76,800      2,356,800
                       Weatherford International, Inc.+............................      110,500      4,330,219
                                                                                                   -------------
                                                                                                     19,148,419
                                                                                                   -------------
                       FINANCE -- 5.3%

                       Banks -- 2.0%
                       First Union Corp. ..........................................       75,000      3,450,000
                       Hamilton Bancorp, Inc.+.....................................       29,400        793,800

                       Financial Services -- 2.7%
                       Donaldson Lufkin & Jenrette, Inc.+..........................       25,500        549,844
                       Morgan Stanley, Dean Witter & Co. ..........................       26,400      2,379,300
                       Paychex, Inc. ..............................................       28,500        799,781

                                                           ---------------------

                                         COMMON STOCK (CONTINUED)                      SHARES          VALUE
                       -----------------------------------------------------------------------------------------
                       FINANCE (continued)
                       Financial Services (continued)
                       Raymond James Financial, Inc. ..............................       20,800   $    445,900
                       The Kroll-O'Gara Co.+.......................................       71,600      1,418,575

                       Insurance -- 0.6%
                       Annuity & Life Re Holdings Ltd.+............................       36,000        864,000
                       Reliance Group Holdings, Inc. ..............................       67,000        393,625
                                                                                                   -------------
                                                                                                     11,094,825
                                                                                                   -------------
                       HEALTHCARE -- 6.4%

                       Drugs -- 0.9%
                       Alkermes, Inc.+.............................................       70,500      1,841,813

                       Health Services -- 1.7%
                       Alterra Healthcare Corp.+...................................       52,100        592,638
                       Invitrogen Corp.+...........................................       35,000      1,015,000
                       Sunrise Assisted Living, Inc.+..............................       64,200      1,938,037

                       Medical Products -- 3.8%
                       Centocor, Inc.+.............................................       33,400      1,862,050
                       Cephalon, Inc.+.............................................      111,000      2,095,125
                       Genzyme Corp.+..............................................       19,600      1,108,625
                       Genzyme Surgical Products+..................................        3,508         18,527
                       MedImmune, Inc.+............................................       33,800      2,699,775
                       Nanogen, Inc.+..............................................       27,000        194,062
                                                                                                   -------------
                                                                                                     13,365,652
                                                                                                   -------------
                       INDUSTRIAL & COMMERCIAL -- 6.9%

                       Aerospace & Military Technology -- 0.8%
                       Heico Corp. ................................................       79,700      1,678,682

                       Business Services -- 5.4%
                       AnswerThink Consulting Group, Inc.+.........................       52,200      1,034,213
                       Caliber Learning Network, Inc.+.............................       11,200         54,600
                       Critical Path, Inc.+........................................       18,400        616,400
                       ITT Educational Services, Inc.+.............................       43,600        981,000
                       Mobile Mini, Inc.+..........................................       94,200      2,119,500
                       Sylvan Learning Systems, Inc.+..............................       32,000        818,000
                       Verisign, Inc.+.............................................       35,400      2,624,025
                       Ziff-Davis, Inc. ...........................................      117,000      2,054,812
                       Ziff-Davis, Inc. -- ZDNet+..................................       44,100        829,631

                       Transportation -- 0.7%
                       Offshore Logistics, Inc.+...................................      123,900      1,502,287
                                                                                                   -------------
                                                                                                     14,313,150
                                                                                                   -------------
                       INFORMATION & ENTERTAINMENT -- 8.6%

                       Broadcasting & Media -- 4.8%
                       Cablevision Systems Corp., Class A+.........................       33,200      2,317,775
                       Cinar Corp., Class B+.......................................       56,300      1,597,512
                       DoubleClick, Inc.+..........................................       14,600      1,182,600
                       Infinity Broadcasting Corp., Class A........................       15,700        432,731
                       NetGravity, Inc.+...........................................       23,400        504,563
                       RCM Technologies, Inc.+.....................................       54,800        763,775
                       Snyder Communications, Inc.+................................       32,700        633,563
                       Ticketmaster Online-Citysearch, Inc.+.......................       38,700      1,265,006
                       Tweeter Home Entertainment Group, Inc. .....................          900         29,981
                       USA Networks, Inc.+.........................................       27,000      1,294,313

---------------------

                                         COMMON STOCK (CONTINUED)                      SHARES          VALUE
                       -----------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT (continued)
                       Entertainment Products -- 0.4%
                       Oakley, Inc.+...............................................      109,200   $    764,400

                       Leisure & Tourism -- 3.4%
                       Bally Total Fitness Holding Corp.+..........................       83,500      2,364,094
                       Outback Steakhouse, Inc.+...................................       73,050      2,438,043
                       Royal Caribbean Cruises Ltd. ...............................       50,000      2,350,000
                                                                                                   -------------
                                                                                                     17,938,356
                                                                                                   -------------
                       INFORMATION TECHNOLOGY -- 31.7%

                       Communication Equipment -- 1.1%
                       Copper Mountain Networks, Inc.+.............................        9,900      1,197,900
                       Redback Networks, Inc. .....................................        7,000      1,083,250

                       Computers & Business Equipment -- 1.6%
                       Carrier Access Corp.+.......................................       37,200      1,227,600
                       Network Appliance, Inc.+....................................       38,600      2,103,700

                       Software -- 17.1%
                       Allaire Corp.+..............................................       13,200        582,450
                       America Online, Inc.+.......................................       41,200      3,919,150
                       AVT Corp.+..................................................       17,900        553,781
                       Brightstar Information Technology Group, Inc.+..............       16,000         67,000
                       BroadVision, Inc.+..........................................       33,300      2,320,594
                       CheckFree Holdings Corp. ...................................       55,800      1,649,587
                       CMGI, Inc.+.................................................       18,900      1,742,344
                       DSET Corp.+.................................................      120,500      1,205,000
                       Entrust Technologies, Inc.+.................................       97,200      2,916,000
                       Fundtech Ltd.+..............................................       16,000        406,000
                       Inktomi Corp.+..............................................       19,900      2,157,906
                       ISS Group, Inc.+............................................       14,100        306,675
                       Legato Systems, Inc.+.......................................       30,500      2,180,750
                       Lycos, Inc.+................................................       41,800      1,726,862
                       Macromedia, Inc.+...........................................       28,700      1,000,913
                       Micromuse, Inc.+............................................       50,300      2,338,950
                       Portal Software, Inc.+......................................       27,000      1,129,781
                       Real Networks, Inc.+........................................        9,500        724,969
                       Scientific Learning Corp.+..................................       50,000        903,125
                       USWeb Corp.+................................................       47,600        996,625
                       Vignette Corp.+.............................................       30,000      1,920,000
                       Yahoo!, Inc.+...............................................       34,500      4,707,094

                       Telecommunications -- 11.9%
                       Amdocs Ltd. ................................................       70,400      1,874,400
                       At Home Corp., Series A+....................................       33,700      1,539,669
                       Clarent Corp.+..............................................       29,100      1,114,894
                       Clear Channel Communications, Inc.+.........................       50,410      3,506,646
                       Comcast Corp., Class A......................................       51,200      1,971,200
                       Covad Communications Group, Inc.+...........................       24,100      1,108,600
                       Entercom Communications Corp.+..............................       34,800      1,409,400
                       GST Telecommunications, Inc.+...............................      186,800      2,802,000
                       ICG Communications, Inc.+...................................      109,500      2,477,437
                       Intermedia Communications, Inc.+............................       52,800      1,455,300
                       NorthPoint Communications Group, Inc.+......................       29,000        706,875
                       Powerwave Technologies, Inc.+...............................       74,000      2,636,250
                       Qwest Communications International, Inc.+...................       35,700      1,053,150
                       Rhythms NetConnections, Inc.+...............................       24,800      1,078,800
                                                                                                   -------------
                                                                                                     65,802,627
                                                                                                   -------------

                                                           ---------------------

                                         COMMON STOCK (CONTINUED)                      SHARES          VALUE
                       -----------------------------------------------------------------------------------------
                       MATERIALS -- 0.2%

                       Metals & Minerals -- 0.2%
                       Global Industries, Inc.+....................................       36,900   $    405,900
                                                                                                   -------------
                       UTILITIES -- 2.8%

                       Electric Utilities -- 0.7%
                       Niagara Mohawk Power Corp.+.................................       85,500      1,346,625
                                                                                                   -------------

                       Energy Sources -- 2.1%
                       Smith International, Inc.+..................................      100,700      4,367,862
                                                                                                   -------------
                                                                                                      5,714,487
                                                                                                   -------------
                       TOTAL COMMON STOCK (cost $149,316,592)......................                 177,051,091
                                                                                                   =============


                                             OPTIONS -- 0.4%+                         CONTRACTS
                       -----------------------------------------------------------------------------------------
                       PUT OPTIONS -- 0.4%
                       America Online, Inc. expires 8/99...........................          185        101,750
                       At Home Corp. expires 8/99..................................          145         34,437
                       CMGI, Inc. expires 8/99.....................................           95         70,063
                       DoubleClick, Inc. expires 9/99..............................           67         77,050
                       Inktomi Corp. expires 8/99..................................           90        164,250
                       S&P 500 Index expires 8/99..................................           75        236,250
                       Yahoo!, Inc. expires 8/99...................................          155        110,437
                                                                                                   -------------
                       TOTAL OPTIONS (cost $721,372)...............................                     794,237
                                                                                                   -------------
                       TOTAL INVESTMENT SECURITIES (cost $150,037,964).............                 177,845,328
                                                                                                   =============

                                                                                                 PRINCIPAL
                                  REPURCHASE AGREEMENT -- 16.1%                                   AMOUNT
                       ----------------------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENT -- 16.1%
                       State Street Bank & Trust Co. Joint Repurchase Agreement Account (Note
                         3) (cost $33,560,000)................................................  $33,560,000      33,560,000
                                                                                                              -------------
                       TOTAL INVESTMENTS --
                         (cost $183,597,964)                        101.7%                                      211,405,328
                       Total written call options                    (0.0)                                          (35,175)
                       Liabilities in excess of other assets --      (1.7)                                       (3,519,362)
                                                                    ------                                    -------------
                       NET ASSETS --                                100.0%                                    $ 207,850,791
                                                                    ======                                    =============

              -----------------------------

              + Non-income producing securities

              OPEN COVERED WRITTEN CALL OPTIONS

              ------------------------------------------------------------------

                                                                                              EXPIRATION     STRIKE
                       CALL OPTIONS                                             CONTRACTS        DATE        PRICE      VALUE
                       --------------------------------------------------------------------------------------------------------
                       DoubleClick, Inc. .....................................     67       September 1999    $95     $(35,175)
                                                                                                                      =========

              See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    INTERNATIONAL GROWTH
    AND INCOME PORTFOLIO                   INVESTMENT PORTFOLIO -- JULY 31, 1999
                                                                     (UNAUDITED)

                                          COMMON STOCK -- 97.6%                           SHARES            VALUE
                       ----------------------------------------------------------------------------------------------
                       AUSTRALIA -- 5.0%
                       AMP Ltd. (Industrial & Commercial)+.........................        301,144      $   3,417,859
                       Australia & New Zealand Banking Group Ltd. (Finance)+.......        281,790          1,982,552
                       Cable & Wireless Optus Ltd. (Information Technology)+*......        270,500            626,723
                       Coles Myer Ltd. (Consumer Discretionary)+...................        378,528          2,206,123
                       Pioneer International Ltd. (Industrial & Commercial)+.......        828,000          2,215,616
                                                                                                        -------------
                                                                                                           10,448,873
                                                                                                        -------------
                       BRAZIL -- 0.7%
                       Telesp Celular Participacoes SA ADR (Information
                         Technology)...............................................         55,463          1,442,038
                                                                                                        -------------
                       CANADA -- 6.9%
                       Abitibi Consolidated, Inc. (Materials)......................         54,000            607,500
                       Abitibi Consolidated, Inc. (Materials)......................        134,263          1,515,283
                       Bank of Nova Scotia (Finance)...............................        174,842          3,633,117
                       BCE, Inc. (Information Technology)..........................         87,972          4,383,123
                       Canadian National Railway Co. (Industrial & Commercial).....          8,000            537,741
                       Canadian Pacific Ltd. (Industrial & Commercial).............         63,397          1,506,747
                       Clarica Life Insurance Co. (Finance)........................         54,100            842,226
                       National Bank of Canada (Finance)...........................        102,416          1,261,247
                                                                                                        -------------
                                                                                                           14,286,984
                                                                                                        -------------
                       CHINA -- 0.1%
                       Shandong International Power Development Co., Ltd.
                         (Utilities)...............................................      1,494,000            248,307
                                                                                                        -------------
                       DENMARK -- 1.1%
                       Tele Danmark A/S (Utilities)................................         22,535          1,347,288
                       Unidanmark AS, Class A (Finance)............................         13,548            895,658
                                                                                                        -------------
                                                                                                            2,242,946
                                                                                                        -------------
                       FRANCE -- 10.1%
                       Aerospatiale Matra (Industrial & Commercial)................         28,493            614,513
                       Assurances Generales de France (Finance)+...................         40,848          2,056,047
                       AXA SA de CV ADR (Finance)..................................         30,616          3,586,454
                       Elf Aquitaine SA (Energy)...................................         14,638          2,505,557
                       Groupe Danone (Consumer Staples)............................         12,261          3,111,310
                       Peugeot SA (Consumer Discretionary).........................          3,728            642,103
                       Schneider Electric SA (Industrial & Commercial).............         39,910          2,440,061
                       Scor (Finance)..............................................         15,746            774,031
                       Societe Generale d'Enterprises SA (Finance)+................         13,050          2,451,533
                       Total SA, Class B (Energy)+.................................         17,456          2,222,257
                       Valeo SA (Consumer Discretionary)...........................          7,449            563,404
                                                                                                        -------------
                                                                                                           20,967,270
                                                                                                        -------------

                                                           ---------------------

                                         COMMON STOCK (CONTINUED)                         SHARES            VALUE
                       ----------------------------------------------------------------------------------------------
                       GERMANY -- 6.9%
                       Bayer AG (Industrial & Commercial)..........................         52,211      $   2,237,565
                       Deutsche Bank AG (Finance)..................................         59,059          3,740,335
                       Hoechst AG (Industrial & Commercial)........................        108,496          4,573,120
                       VEBA AG (Utilities).........................................         60,157          3,694,032
                                                                                                        -------------
                                                                                                           14,245,052
                                                                                                        -------------
                       GREECE -- 1.0%
                       Hellenic Telecommunications Organization SA (Information
                         Technology)...............................................        100,885          2,122,847
                                                                                                        -------------
                       HONG KONG -- 1.3%
                       Henderson Land Development Co., Ltd. (Real Estate)+.........        204,000          1,153,834
                       Hong Kong Electric Holdings Ltd. (Utilities)+...............        465,251          1,468,595
                                                                                                        -------------
                                                                                                            2,622,429
                                                                                                        -------------
                       INDIA -- 0.8%
                       Mahanagar Telephone Nigam Ltd. GDR (Information
                         Technology)...............................................        158,662          1,677,851
                                                                                                        -------------
                       IRELAND -- 2.0%
                       CRH PLC (Industrial & Commercial)+..........................        106,928          2,150,562
                       Jefferson Smurfit Corp. (Materials)+........................        667,200          1,936,557
                                                                                                        -------------
                                                                                                            4,087,119
                                                                                                        -------------
                       ITALY -- 2.0%
                       ENI SpA (Energy)............................................        693,137          4,219,238
                                                                                                        -------------
                       JAPAN -- 14.1%
                       Canon, Inc. (Information & Entertainment)...................         73,000          2,311,396
                       Chubu Electric Power Co., Inc. (Utilities)+.................        125,300          2,224,131
                       Eisai Co. Ltd. (Healthcare)+................................         58,000          1,234,419
                       Honda Motor Co. Ltd. (Consumer Discretionary)...............         73,000          3,164,639
                       Kansai Electric Power Co., Inc. (Utilities)+................        107,800          2,261,407
                       Kirin Brewery Co. Ltd. (Consumer Staples)+..................        173,000          2,139,770
                       Nikko Securities Co. Ltd. (Finance).........................        321,000          2,575,952
                       Nippon Telegraph & Telephone Corp. (Information
                         Technology)...............................................             92          1,171,617
                       Promise Co. (Finance)+......................................         62,260          4,127,315
                       Ricoh Co. Ltd. (Information Technology).....................         62,000          1,039,417
                       Sony Corp. (Information & Entertainment)+...................         20,000          2,545,248
                       TDK Corp. (Information & Entertainment).....................         16,000          1,602,163
                       Toshiba Corp. (Industrial & Commercial).....................        150,000          1,203,716
                       Yamanouchi Pharmaceutical Co. Ltd. (Healthcare).............         35,000          1,621,091
                                                                                                        -------------
                                                                                                           29,222,281
                                                                                                        -------------
                       MEXICO -- 1.1%
                       Fomento Economico Mexicano SA de CV ADR (Consumer
                         Staples)..................................................        537,415          1,850,098
                       Grupo Carso Global Telecom (Information Technology)+........         79,400            463,878
                                                                                                        -------------
                                                                                                            2,313,976
                                                                                                        -------------

---------------------

                                         COMMON STOCK (CONTINUED)                         SHARES            VALUE
                       ----------------------------------------------------------------------------------------------
                       NETHERLANDS -- 6.4%
                       Akzo Nobel NV (Materials)+..................................         94,460      $   4,037,080
                       Fortis Amev NV (Finance)....................................         32,740          1,034,997
                       ING Groep NV (Finance)+.....................................         71,090          3,635,290
                       Philips Electronics NV (Industrial & Commercial)............         22,739          2,321,935
                       Royal Dutch Petroleum Co. NV (Energy)+......................         35,138          2,195,293
                                                                                                        -------------
                                                                                                           13,224,595
                                                                                                        -------------
                       NEW ZEALAND -- 0.8%
                       Telecommunications Corp. of New Zealand Ltd. ADR
                         (Information Technology)..................................        367,613          1,666,802
                                                                                                        -------------
                       PORTUGAL -- 1.3%
                       Portugal Telecom SA (Information Technology)................         62,209          2,755,220
                                                                                                        -------------
                       SINGAPORE -- 0.8%
                       Bank of Singapore (Finance)(1)..............................         59,000            678,211
                       Development Bank of Singapore Ltd. (Finance)................         81,100          1,055,625
                                                                                                        -------------
                                                                                                            1,733,836
                                                                                                        -------------
                       SOUTH KOREA -- 0.8%
                       Pohang Iron & Steel Co. Ltd. ADR (Materials)................         48,444          1,719,762
                                                                                                        -------------
                       SPAIN -- 2.4%
                       Iberdrola SA (Utilities)+...................................        190,053          2,647,210
                       Telefonica SA (Information Technology)+.....................        141,840          2,268,520
                                                                                                        -------------
                                                                                                            4,915,730
                                                                                                        -------------
                       SWEDEN -- 3.2%
                       ForeningsSparbanken AB, Class A (Finance)...................         53,898            856,701
                       Pharmacia & Upjohn, Inc. ADR (Healthcare)...................         42,338          2,299,913
                       SKF AB, Series B (Materials)................................         82,605          1,811,028
                       Svenska Cellulosa AB, Class B (Materials)...................         54,949          1,592,880
                                                                                                        -------------
                                                                                                            6,560,522
                                                                                                        -------------
                       SWITZERLAND -- 7.4%
                       Clariant AG (Materials).....................................          5,039          2,418,018
                       Julius Baer Holdings AG (Finance)...........................          1,054          3,390,657
                       Nestle SA (Consumer Staples)+...............................            819          1,609,348
                       Novartis AG (Healthcare)....................................          1,304          1,882,458
                       Swisscom AG (Information Technology)........................          7,994          2,855,574
                       UBS AG (Finance)............................................         10,510          3,201,391
                                                                                                        -------------
                                                                                                           15,357,446
                                                                                                        -------------
                       UNITED KINGDOM -- 21.4%
                       Allied Zurich PLC (Finance)+................................        279,482          3,417,558
                       Anglian Water PLC (Utilities)+..............................        189,611          2,286,332
                       Barclays PLC (Finance)+.....................................         14,957            442,395
                       Bass PLC (Consumer Staples)+................................        231,185          3,327,174
                       BP Amoco PLC (Energy).......................................         60,704          1,189,451
                       British Airways PLC (Information & Entertainment)...........        160,802          1,052,872
                       British America Tobacco PLC (Consumer Staples)+.............        140,953          1,192,471

                                                           ---------------------

                                         COMMON STOCK (CONTINUED)                         SHARES            VALUE
                       ----------------------------------------------------------------------------------------------
                       UNITED KINGDOM (continued)
                       British Steel PLC (Materials)+..............................        217,000      $     580,292
                       Cable & Wireless PLC (Information Technology)+..............        274,725          3,361,615
                       Canary Wharf Group PLC (Real Estate)........................        155,700          1,073,720
                       Cookson Group PLC (Materials)+..............................        627,509          2,298,430
                       Diageo PLC (Consumer Staples)+..............................        438,487          4,455,815
                       HSBC Holdings PLC (Finance)+................................        168,117          1,981,899
                       National Power PLC (Utilities)+.............................        220,780          1,560,088
                       National Westminster Bank PLC (Finance)+....................         55,967          1,102,982
                       Peninsular & Oriental Steam PLC (Industrial & Commercial)...         68,808          1,112,384
                       Scottish Hydro-Electric PLC (Utilities).....................        223,527          2,153,698
                       Scottish Power PLC (Industrial & Commercial)+...............        271,173          2,261,617
                       Siebe PLC (Industrial & Commercial).........................        843,482          4,572,722
                       Tesco PLC (Consumer Discretionary)+.........................        864,690          2,252,757
                       Tomkins PLC (Industrial & Commercial)+......................        551,707          2,566,216
                                                                                                        -------------
                                                                                                           44,242,488
                                                                                                        -------------
                       TOTAL COMMON STOCK (cost $185,795,610)......................                       202,323,612
                                                                                                        -------------

                       PREFERRED STOCK -- 0.5%
                       ----------------------------------------------------------------------------------------------
                       INDONESIA -- 0.5%
                       Credit Suisse First Boston (Finance)(1) (cost $494,028).....         87,900            998,544
                                                                                                        -------------
                       WARRANTS -- 0.0%+                                                  WARRANTS
                       ----------------------------------------------------------------------------------------------
                       FRANCE -- 0.0%
                       Allianz AG 6/15/00 (Finance) (cost $0)......................              1                  9
                                                                                                        -------------
                       TOTAL INVESTMENT SECURITIES (cost $186,289,638).............                       203,322,165
                                                                                                        -------------


                                                                                        PRINCIPAL
                                       REPURCHASE AGREEMENT -- 0.7%                       AMOUNT
                       ----------------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENT -- 0.7%
                       Agreement with SBC Warburg Dillon Read LLC, bearing interest at 5.40%, dated 7/30/99, to be repurchased 8/02/99 in the
                         amount of $1,407,633 and collateralized by $1,166,000 of
                         U.S. Treasury Bonds, bearing interest at 8.13%, due
                         8/15/19 and having an approximate value of $1,433,636
                         (cost $1,407,000).........................................     $1,407,000          1,407,000
                                                                                                        -------------

                       TOTAL INVESTMENTS --
                         (cost $187,696,638)                        98.8%                                 204,729,165
                       Other assets less liabilities --              1.2                                    2,500,268
                                                                   ------                               -------------
                       NET ASSETS --                               100.0%                               $ 207,229,433
                                                                   ======                               =============

              -----------------------------

+    Non-income producing securities
*    Resale restricted to qualified institutional buyers

              ADR -- American Depository Receipt

              GDR -- Global Depository Receipt

(1)  Fair valued security; see Note 2

              See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    GLOBAL EQUITIES PORTFOLIO              INVESTMENT PORTFOLIO -- JULY 31, 1999
                                                                     (UNAUDITED)

                                          COMMON STOCK -- 98.4%                        SHARES          VALUE
                       -----------------------------------------------------------------------------------------

                       AUSTRALIA -- 1.4%
                       Lend Lease Corp. Ltd. (Finance).............................       39,304   $    491,000
                       National Australia Bank Ltd. (Finance)......................      116,341      1,776,761
                       Telstra Corp. Ltd. (Information Technology).................      264,000      1,445,593
                       Woodside Petroleum Ltd. (Energy)............................      436,000      3,142,629
                                                                                                   -------------
                                                                                                      6,855,983
                                                                                                   -------------
                       FINLAND -- 3.4%
                       Merita Ltd. (Finance)+......................................      766,600      4,141,550
                       Nokia Ab (Information Technology)+..........................      136,276     11,808,835
                                                                                                   -------------
                                                                                                     15,950,385
                                                                                                   -------------
                       FRANCE -- 8.1%
                       Assurances Generales de France (Finance)+...................       29,700      1,494,923
                       Banque Nationale de Paris (Finance)+........................       58,000      4,777,728
                       Cap Gemini SA (Industrial & Commercial).....................       24,400      4,150,397
                       Castorama Dubois Investisse (Consumer Discretionary)........       15,000      3,819,187
                       Compagnie de St. Gobain (Materials).........................       18,500      3,354,626
                       Compagnie Francaise d'Etudes de Construction Technip
                         (Industrial & Commercial).................................       28,000      2,749,814
                       Sanofi-Synthelabo SA (Healthcare)+..........................       60,000      2,493,704
                       Schneider Electric SA (Industrial & Commercial).............       23,000      1,406,199
                       Societe Generale d'Enterprises SA (Finance)+................       30,000      5,635,707
                       Total SA, Class B (Energy)+.................................       36,100      4,595,754
                       Valeo SA (Consumer Discretionary)...........................       52,400      3,963,267
                                                                                                   -------------
                                                                                                     38,441,306
                                                                                                   -------------
                       GERMANY -- 1.2%
                       Mannesmann AG (Industrial & Commercial).....................       34,000      5,168,633
                       Schmalbach-Lubeca AG (Materials)............................        5,048        707,446
                                                                                                   -------------
                                                                                                      5,876,079
                                                                                                   -------------
                       GREECE -- 0.1%
                       Panafon Hellenic Telcom SA GDR (Information Technology)+....        9,700        242,500
                                                                                                   -------------
                       HONG KONG -- 0.8%
                       China Telecom Ltd. (Information Technology)+................      954,000      2,851,577
                       Johnson Electric Holdings Ltd. (Industrial & Commercial)....      302,500      1,068,272
                                                                                                   -------------
                                                                                                      3,919,849
                                                                                                   -------------
                       INDIA -- 0.3%
                       Videsh Sanchar Nigam Ltd. (Information Technology)..........        1,220         17,721
                       Videsh Sanchar Nigam Ltd. GDR (Information Technology)+.....      104,000      1,510,600
                                                                                                   -------------
                                                                                                      1,528,321
                                                                                                   -------------
                       IRELAND -- 0.7%
                       CRH PLC (Industrial & Commercial)...........................      163,100      3,297,755
                                                                                                   -------------

                                                           ---------------------

                                         COMMON STOCK (CONTINUED)                      SHARES          VALUE
                       -----------------------------------------------------------------------------------------
                       ITALY -- 1.0%
                       ENI SpA (Energy)............................................      509,000   $  3,098,366
                       UniCredito Italiano SpA (Finance)...........................      383,000      1,626,642
                                                                                                   -------------
                                                                                                      4,725,008
                                                                                                   -------------
                       JAPAN -- 10.8%
                       Ajinomoto Co., Inc. (Consumer Discretionary)................      215,000      2,649,875
                       Bank of Tokyo-Mitsubishi Ltd. (Finance)+....................      176,000      2,686,554
                       Banyu Pharmaceutical Co. Ltd. (Healthcare)..................      248,000      4,867,198
                       Bridgestone Corp. (Consumer Discretionary)..................      164,000      5,049,675
                       Canon, Inc. (Information & Entertainment)...................      120,000      3,799,555
                       Credit Saison Co. Ltd. (Finance)............................       94,000      1,967,814
                       Daito Trust Construction Co. (Industrial & Commercial)......      164,330      1,735,825
                       Fuji Photo Film Co. Ltd. (Information & Entertainment)......       30,000      1,153,997
                       KAO Corp. (Consumer Staples)................................      194,000      5,398,055
                       Nippon Telegraph & Telephone Mobile Communications Corp.
                         (Information Technology)..................................           67      1,040,255
                       NTT Mobil Communications (Information Technology)...........          268      4,137,642
                       Takeda Chemical Industries Ltd. (Healthcare)................      106,000      5,750,970
                       Takefuji Corp. (Finance)....................................       20,800      2,498,286
                       Tokyo Electron Ltd. (Information Technology)................       21,000      1,502,028
                       Yamanouchi Pharmaceutical Co. Ltd. (Healthcare).............      154,000      7,132,801
                                                                                                   -------------
                                                                                                     51,370,530
                                                                                                   -------------
                       NETHERLANDS -- 3.1%
                       Equant NV (Information Technology)+.........................       63,900      5,683,106
                       ING Groep NV (Finance)......................................       88,023      4,501,184
                       Koninklijke Ahold NV (Consumer Discretionary)...............      135,456      4,724,094
                                                                                                   -------------
                                                                                                     14,908,384
                                                                                                   -------------
                       SINGAPORE -- 0.6%
                       Development Bank of Singapore Ltd. (Finance)................      216,000      2,811,530
                                                                                                   -------------
                       SOUTH KOREA -- 0.3%
                       SK Telecom Co. Ltd ADR (Information Technology).............      112,000      1,589,000
                                                                                                   -------------
                       SPAIN -- 3.2%
                       Endesa SA (Utilities).......................................       84,000      1,657,976
                       Repsol SA (Energy)..........................................      216,000      4,429,743
                       Tabacalera SA, Series A (Consumer Staples)..................      230,590      4,563,677
                       Telefonica SA (Information Technology)+.....................      267,564      4,279,288
                                                                                                   -------------
                                                                                                     14,930,684
                                                                                                   -------------
                       SWITZERLAND -- 2.8%
                       Clariant AG (Materials).....................................        2,400      1,151,665
                       Novartis AG (Healthcare)....................................        2,100      3,031,566
                       Schweizerische Rueckversicherungs-Gesellschaft (Consumer
                         Discretionary)+...........................................          970      1,859,259
                       UBS AG (Finance)............................................       14,000      4,264,460
                       Zurich Allied AG (Finance)+.................................        4,700      2,724,683
                                                                                                   -------------
                                                                                                     13,031,633
                                                                                                   -------------
                       UNITED KINGDOM -- 8.5%
                       Bank of Scotland (Finance)..................................      246,753      3,115,321
                       Beazer Group PLC (Industrial & Commercial)..................      532,000      1,599,405
                       British Aerospace PLC (Industrial & Commercial).............      168,025      1,111,058
                       British Airways PLC (Information & Entertainment)...........      617,192      4,041,146

---------------------

                                         COMMON STOCK (CONTINUED)                      SHARES          VALUE
                       -----------------------------------------------------------------------------------------
                       UNITED KINGDOM (continued)
                       CGU PLC (Finance)...........................................        9,000   $    124,567
                       Diageo PLC (Consumer Staples)+..............................      267,859      2,721,928
                       Orange PLC (Information Technology)+........................      415,000      6,598,116
                       Royal & Sun Alliance Insurance Group PLC (Finance)..........      261,213      2,150,609
                       Royal Bank of Scotland Group PLC (Finance)..................      180,000      3,763,267
                       Slough Estates PLC (Real Estate)............................      491,400      2,894,959
                       Standard Chartered PLC (Finance)............................      135,000      2,045,730
                       United News & Media PLC (Information & Entertainment).......      279,100      3,039,709
                       Uti Guernsey (Finance)......................................       33,200        896,400
                       Vodafone Group PLC (Information Technology).................      299,000      6,279,651
                                                                                                   -------------
                                                                                                     40,381,866
                                                                                                   -------------
                       UNITED STATES -- 52.1%
                       AES Corp. (Utilities)+......................................      140,000      8,400,000
                       America Online, Inc. (Information Technology)+..............       17,000      1,617,125
                       American International Group, Inc. (Finance)#...............       45,050      5,231,431
                       Applied Materials, Inc. (Materials)+........................       40,000      2,877,500
                       AT&T Corp. Liberty Media Group, Inc., Class A
                         (Information & Entertainment)+............................      293,650     10,865,050
                       Avon Products, Inc. (Consumer Staples)......................      113,000      5,141,500
                       Bank of America Corp. (Finance).............................      103,000      6,836,625
                       Bank One Corp. (Finance)....................................      117,800      6,427,462
                       Bristol-Myers Squibb Co. (Healthcare).......................      146,000      9,709,000
                       Cardinal Health, Inc. (Healthcare)..........................       53,400      3,644,550
                       Carnival Corp., Class A (Information & Entertainment).......       99,000      4,597,313
                       CBS Corp. (Information & Entertainment)+....................      137,800      6,054,587
                       Chase Manhattan Corp. (Finance).............................       88,000      6,765,000
                       Cisco Systems, Inc. (Information Technology)+...............      102,000      6,336,750
                       Citigroup, Inc. (Finance)...................................      150,898      6,724,392
                       Computer Sciences Corp. (Industrial & Commercial)+..........      107,000      6,888,125
                       Dayton Hudson Corp. (Consumer Discretionary)................       43,000      2,781,563
                       Dell Computer Corp. (Information Technology)+...............      140,800      5,755,200
                       Federal Home Loan Mortgage Corp. (Finance)..................       21,000      1,204,875
                       Harley-Davidson, Inc. (Consumer Discretionary)..............       88,100      4,878,547
                       Hartford Life, Inc., Class A (Finance)......................       86,000      4,353,750
                       Home Depot, Inc. (Consumer Discretionary)...................      120,200      7,670,262
                       Household International, Inc. (Finance).....................      158,720      6,815,040
                       IMS Health, Inc. (Healthcare)...............................      102,000      2,843,250
                       Intel Corp. (Information Technology)........................       87,100      6,009,900
                       International Business Machines Corp. (Information
                         Technology)...............................................       56,000      7,038,500
                       Kroger Co. (Consumer Discretionary).........................      236,000      6,209,750
                       Masco Corp. (Consumer Discretionary)........................      100,000      2,975,000
                       MBNA Corp. (Finance)........................................      181,987      5,186,629
                       MCI WorldCom, Inc. (Utilities)+.............................       82,600      6,814,500
                       McKesson HBOC, Inc. (Healthcare)............................       98,000      3,044,125
                       Microsoft Corp. (Information Technology)+...................       84,000      7,208,250
                       Morgan Stanley, Dean Witter & Co. (Finance).................       40,000      3,605,000
                       Philip Morris Cos., Inc. (Consumer Staples).................      162,400      6,049,400
                       PMI Group, Inc. (Finance)...................................       59,400      3,797,888
                       Sanmina Corp. (Information Technology)+.....................      105,500      6,890,469
                       Schering-Plough Corp. (Healthcare)..........................      117,000      5,733,000
                       Solectron Corp. (Information Technology)+...................      153,400      9,884,712
                       Tenet Healthcare Corp. (Healthcare)+........................      146,000      2,618,875
                       Time Warner, Inc. (Information & Entertainment).............       18,200      1,310,400
                       TJX Cos., Inc. (Consumer Discretionary).....................      155,000      5,124,688
                       Tyco International Ltd. (Industrial & Commercial)...........      132,000     12,894,750

                                                           ---------------------

                                         COMMON STOCK (CONTINUED)                      SHARES          VALUE
                       -----------------------------------------------------------------------------------------
                       UNITED STATES (continued)
                       United Technologies Corp. (Industrial & Commercial).........       74,000   $  4,934,875
                       UnitedGlobalCom, Inc. (Information & Entertainment)+........       39,000      2,949,375
                       Unumprovident Corp. (Finance)...............................       52,700      2,727,225
                                                                                                   -------------
                                                                                                    247,426,208
                                                                                                   -------------
                       TOTAL INVESTMENT SECURITIES (cost $377,191,898).............                 467,287,021
                                                                                                   -------------
                                                                                      PRINCIPAL
                                      SHORT-TERM SECURITIES -- 3.8%                    AMOUNT
                       -----------------------------------------------------------------------------------------
                       TIME DEPOSIT -- 3.8%
                       Cayman Island Time Deposit with State Street Bank & Trust
                         Co.
                         4.75% due 8/02/99 (cost $17,987,000)......................  $17,987,000     17,987,000
                                                                                                   -------------
                       TOTAL INVESTMENTS --
                         (cost $395,178,898)                                 102.2%                 485,274,021
                       Liabilities in excess of other assets --               (2.2)                 (10,662,192)
                                                                             ------                -------------
                       NET ASSETS --                                         100.0%                $ 474,611,829
                                                                             ======                =============


              -----------------------------

              + Non-income producing securities

              # Security represents an investment in an affiliated company

              ADR -- American Depository Receipt

              GDR -- Global Depository Receipt

              See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    INTERNATIONAL DIVERSIFIED
    EQUITIES PORTFOLIO                     INVESTMENT PORTFOLIO -- JULY 31, 1999
                                                                     (UNAUDITED)

                                          COMMON STOCK -- 87.5%                          SHARES            VALUE
                       ---------------------------------------------------------------------------------------------
                       AUSTRALIA -- 1.8%
                       Amcor Holdings Ltd. (Materials).............................         23,394     $    126,237
                       AMP Ltd. (Industrial & Commercial)+.........................         33,702          382,504
                       Australian Gas Light Co. Ltd. (Utilities)...................         13,362           85,899
                       Boral Ltd. (Industrial & Commercial)........................         39,431           66,395
                       Brambles Industries Ltd. (Industrial & Commercial)..........          7,859          208,316
                       Broken Hill Proprietary Co. Ltd. (Energy)...................         57,312          634,009
                       Coca-Cola Amatil Ltd. (Consumer Staples)....................         22,345           89,980
                       Coles Myer Ltd. (Consumer Discretionary)+...................         39,284          228,954
                       Colonial Ltd. (Finance).....................................         28,655          100,615
                       CSL Ltd. (Healthcare).......................................          3,815           32,635
                       CSR Ltd. (Industrial & Commercial)..........................         38,428          106,088
                       Faulding (F.H.) & Co. Ltd. (Healthcare).....................          4,409           27,883
                       Fosters Brewing Group Ltd. (Consumer Staples)...............         63,810          186,989
                       General Property Trust (Real Estate)........................         47,677           83,081
                       Gio Australia Holdings Ltd. (Finance).......................          8,021           19,317
                       Goodman Fielder Wattie Ltd. (Consumer Staples)..............         42,679           41,782
                       Howard Smith Ltd. (Multi-industry)..........................          7,102           54,926
                       ICI Australia Ltd. (Materials)+.............................         10,403           55,545
                       Leighton Holdings Ltd. (Industrial & Commercial)............         10,082           38,348
                       Lend Lease Corp. Ltd. (Finance).............................         19,001          237,367
                       Mayne Nickless Ltd. (Industrial & Commercial)...............         12,833           43,670
                       National Australia Bank Ltd. (Finance)......................         49,413          754,636
                       News Corp. Ltd. (Information & Entertainment)...............         67,421          598,431
                       Normandy Mining Ltd. (Materials)............................         69,538           50,376
                       North Ltd. (Materials)......................................         24,388           54,913
                       Pacific Dunlop Ltd. (Multi-industry)........................         38,583           55,650
                       Pioneer International Ltd. (Industrial & Commercial)+.......         33,288           89,074
                       QBE Insurace Group Ltd. (Finance)...........................         14,220           53,549
                       Rio Tinto Ltd. (Materials)..................................          6,532          116,860
                       Santos Ltd. (Energy)........................................         21,686           71,404
                       Schroders Property Fund (Real Estate).......................         14,106           22,647
                       Southcorp Ltd. (Multi-industry).............................         22,568           87,638
                       Stockland Trust Group (Real Estate).........................         11,303           27,147
                       Suncorp Metway (Finance)....................................         11,381           62,394
                       TABCORP Holdings Ltd. (Information & Entertainment).........         11,966           82,001
                       Telstra Corp. Ltd. (Information Technology).................        173,571          950,428
                       Wesfarmers Ltd. (Consumer Discretionary)....................          6,691           60,700
                       Western Mining Corp. Holdings Ltd. (Materials)+.............         64,731          282,630
                       Westfield Trust (Real Estate)...............................         46,989           99,976
                       Westpac Banking Corp. Ltd. (Finance)........................         65,273          423,278
                       Woolworths Ltd. (Consumer Discretionary)+...................         40,800          147,733
                                                                                                       -------------
                                                                                                          6,942,005
                                                                                                       -------------
                       FRANCE -- 8.3%
                       Accor SA (Information & Entertainment)......................          1,879          447,259
                       Alcatel Alsthom Compagnie General d'Electricite (Information
                         Technology)...............................................          6,425          988,404
                       AXA SA de CV ADR (Finance)..................................         15,084        1,766,987
                       Banque Nationale de Paris (Finance)+........................          9,925          817,568

                                                           ---------------------

                                         COMMON STOCK (CONTINUED)                        SHARES            VALUE
                       ---------------------------------------------------------------------------------------------
                       FRANCE (continued)
                       Bouygues SA (Consumer Discretionary)........................            641     $    177,264
                       Canal Plus (Information & Entertainment)....................          6,368          447,921
                       Cap Gemini SA (Industrial & Commercial).....................          2,315          393,777
                       Carrefour (Consumer Discretionary)..........................         11,208        1,540,756
                       Cie Fonc Klepierre (Real Estate)............................          3,360          334,471
                       Compagnie de St. Gobain (Materials).........................          4,088          741,282
                       Compagnie Financiere de Paribas SA (Finance)................          7,683          871,243
                       Dassault Systemes (Information Technology)..................          4,039          146,911
                       Eridania Beghin-Say SA (Consumer Staples)...................          1,447          185,760
                       Essilor International SA (Healthcare).......................            533          173,912
                       Fonciere Lyonnaise (Real Estate)............................          1,060          153,996
                       France Telecom SA (Information Technology)..................         38,537        2,774,570
                       Groupe Danone (Consumer Staples)............................          3,715          942,706
                       Imetal SA (Materials).......................................            772          119,753
                       L'Air Liquide SA (Materials)................................          4,009          651,473
                       L'Oreal (Consumer Staples)..................................          2,500        1,623,422
                       Lafarge SA (Materials)......................................          5,116          554,972
                       Lagardere Group S.C.A. (Industrial & Commercial)............          5,260          207,529
                       Legrand SA (Information Technology).........................          1,478          301,212
                       Michelin SA, Class B (Consumer Discretionary)...............          5,857          237,475
                       Moet Henessy Louis Vuitton (Consumer Staples)...............          4,160        1,181,573
                       Pathe SA (Information & Entertainment)......................          1,218          143,332
                       Pernod-Ricard (Consumer Staples)............................          3,266          218,198
                       Peugeot SA (Consumer Discretionary).........................          2,481          427,322
                       Pinault-Printemps-Redoute SA (Consumer Discretionary).......          5,070          846,126
                       Promodes (Consumer Discretionary)...........................            903          588,312
                       Rhone-Poulenc Rorer SA, Class A (Materials).................         15,756          770,309
                       Sagem Sa (Information Technology)...........................            592          153,581
                       Sanofi-Synthelabo SA (Healthcare)+..........................         20,628          857,336
                       Schneider Electric SA (Industrial & Commercial).............          6,311          385,849
                       Simco SA (Real Estate)......................................          6,007          528,884
                       Societe BIC SA (Information Technology).....................          2,508          135,494
                       Societe Eurafrance SA (Finance).............................            200          120,887
                       Societe Generale d 'Enterprises SA (Finance)+...............          4,520          849,113
                       Societe Immobiliere de Location pour L'Industrie et le
                         Commerce (Real Estate)....................................          1,225          205,749
                       Societe Nationale Elf Aquitaine SA (Energy).................         11,936        2,043,062
                       Sodexho Alliance SA (Industrial & Commercial)...............          1,524          251,241
                       Suez Lyonnaise des Eaux (Multi-industry)....................          5,892        1,040,038
                       Thomson CSF (Industrial & Commercial).......................          5,801          192,073
                       Total SA, Class B (Energy)+.................................         11,410        1,452,564
                       Unibail (Union du Credit-Bail Immobilier) SA (Real
                         Estate)...................................................          3,555          470,829
                       USINOR SACILOR (Materials)..................................         12,014          179,936
                       Valeo SA (Consumer Discretionary)...........................          3,189          241,200
                       Vivendi (Industrial & Commercial)...........................         20,568        1,616,168
                                                                                                       -------------
                                                                                                         31,499,799
                                                                                                       -------------
                       GERMANY -- 6.7%
                       Adidas-Salomon AG (Consumer Discretionary)..................          1,788          160,675
                       Agiv AG (Multi-industry)....................................          1,811           37,779
                       Allianz Holding AG (Finance)................................          9,023        2,403,549
                       AMB Aachener Und Muenchner Beteiligungs AG (Finance)........            775           74,204
                       AXA Colonia Konzern AG (Finance)............................            911           90,637
                       BASF AG (Materials).........................................         22,775        1,030,627
                       Bayer AG (Industrial & Commercial)..........................         26,195        1,122,618
                       Beiersdorf AG, Series A (Healthcare)........................             17            1,128
                       Bilfinger & Berger Bau AG (Consumer Discretionary)..........          2,396           64,081
                       Brau Und Brunnen AG (Consumer Staples)......................             42            2,759
                       Continental AG (Consumer Discretionary).....................          4,332           90,834

---------------------

                                         COMMON STOCK (CONTINUED)                        SHARES            VALUE
                       ---------------------------------------------------------------------------------------------
                       GERMANY (continued)
                       DaimlerChrysler AG (Consumer Discretionary).................         36,394     $  2,768,229
                       Degussa AG (Materials)......................................          2,675          112,752
                       Deutsche Bank AG (Finance)..................................         18,551        1,174,875
                       Deutsche Lufthansa AG (Industrial & Commercial).............         13,205          242,273
                       Deutsche Telekom AG (Information Technology)................         76,405        3,142,829
                       Deutz AG (Industrial & Commercial)+.........................          2,563           18,371
                       Dresdner Bank AG (Finance)..................................         17,988          771,667
                       FAG Kugelfischer George Schaefer AG (Industrial &
                         Commercial)...............................................          5,541           55,425
                       Heidelberg Zement AG (Materials)............................            736           73,226
                       Hochtief AG (Industrial & Commercial).......................          3,892          197,774
                       HypoVereinsbank (Finance)...................................         14,817          843,285
                       Karstadt AG (Consumer Discretionary)........................            443          211,843
                       Linde AG (Industrial & Commercial)..........................            292          202,423
                       MAN AG (Industrial & Commercial)............................          4,760          156,841
                       Mannesmann AG (Industrial & Commercial).....................         12,245        1,861,468
                       Merck KGAA (Healthcare).....................................          7,945          265,186
                       Metro AG (Consumer Discretionary)...........................          8,685          475,710
                       Munchener Ruckversicherungs AG (Finance)+...................          5,948        1,145,371
                       Preussag AG (Industrial & Commercial).......................          6,270          362,884
                       RWE AG (Utilities)..........................................         15,665          663,633
                       SAP AG (Information Technology).............................          2,180          725,303
                       Schering AG (Healthcare)....................................          2,832          298,423
                       Siemens AG (Industrial & Commercial)........................         20,644        1,707,167
                       STRABAG AG (Industrial & Commercial)........................              9              539
                       Thyssen AG (Industrial & Commercial)........................         14,780          344,694
                       VEBA AG (Utilities).........................................         18,110        1,112,072
                       Viag AG (Multi-industry)....................................          1,073          552,138
                       Volkswagen AG (Consumer Discretionary)......................         10,730          640,526
                                                                                                       -------------
                                                                                                         25,205,818
                                                                                                       -------------
                       HONG KONG -- 1.5%
                       Bank of East Asia Ltd. (Finance)............................         31,136           75,417
                       Cathay Pacific Airways Ltd. (Industrial & Commercial).......         99,000          140,944
                       Cheung Kong Holdings Ltd. (Real Estate).....................         69,000          602,292
                       CLP Holdings Ltd. (Utilities)...............................         74,500          338,828
                       Hang Lung Development Co. Ltd. (Real Estate)................         51,000           58,480
                       Hang Seng Bank Ltd. (Finance)...............................         62,600          689,587
                       Hong Kong & China Gas Co. Ltd. (Utilities)..................        158,700          217,759
                       Hong Kong & Shanghai Hotels Ltd. (Information &
                         Entertainment)............................................         23,500           18,166
                       Hong Kong Telecommunications Ltd. (Information
                         Technology)...............................................        358,300          842,478
                       Hopewell Holdings Ltd. (Real Estate)........................         54,400           39,250
                       Hutchison Whampoa Ltd. (Multi-industry).....................        114,000        1,083,218
                       Hysan Development Co. Ltd. (Real Estate)....................         35,332           46,204
                       Johnson Electric Holdings Ltd. (Industrial & Commercial)....         27,200          112,843
                       New World Development Co. Ltd. (Real Estate)................         70,646          186,591
                       Shangri-La Asia Ltd. (Information & Entertainment)..........         32,000           37,724
                       Sino Land Co. Ltd. (Real Estate)............................         78,960           41,710
                       South China Morning Post Holdings Ltd.
                         (Information & Entertainment).............................         66,000           45,068
                       Sun Hung Kai Properties Ltd. (Real Estate)..................         71,000          612,889
                       Swire Pacific Ltd., Class A (Multi-industry)................         51,000          236,549
                       Television Broadcasting Ltd. (Information &
                         Entertainment)............................................         12,000           55,504
                       Wharf Holdings Ltd. (Multi-industry)........................         72,742          216,494
                                                                                                       -------------
                                                                                                          5,697,995
                                                                                                       -------------
                       ITALY -- 1.9%
                       Alitalia SpA (Information & Entertainment)..................         25,760           74,545
                       Assicurazione Generali SpA (Finance)........................         20,502          656,675
                       Banca Commerciale Italiana SpA (Finance)+...................         39,314          242,675
                       Banca Intesa SpA (Finance)..................................         53,103          215,877

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
                                         COMMON STOCK (CONTINUED)                        SHARES            VALUE
                       ---------------------------------------------------------------------------------------------
                       ITALY (continued)
                       Banca Popolare di Milano (Finance)..........................          6,711     $     48,533
                       Benetton Group SpA (Consumer Discretionary).................         34,608           72,566
                       Burgo (Cartiere) SpA (Materials)............................          1,771           12,296
                       Edison SpA (Utilities)......................................         13,811          118,939
                       ENI SpA (Energy)............................................        161,768          984,708
                       Fiat SpA (Consumer Discretionary)...........................         85,282          300,162
                       Impreglio SpA (Industrial & Commercial).....................          9,085            6,609
                       Istituto Mobiliare Italiano SpA (Finance)...................         28,780          365,156
                       Istituto Nazionale Delle Assicurazioni SpA (Finance)........         85,264          195,657
                       Italcementi SpA (Materials).................................          3,070           41,054
                       Italcementi SpA nonconvertible (Materials)..................          4,523           21,532
                       Italgas SpA (Utilities).....................................          9,429           36,616
                       La Rinascente SpA (Consumer Discretionary)..................          4,379           32,699
                       Magneti Marelli SpA-RNC (Industrial & Commercial)...........              1                3
                       Magneti Marelli SpA (Industrial & Commercial)...............          8,222           22,816
                       Mediaset SpA (Information & Entertainment)..................         24,718          223,446
                       Mediobanca SpA (Finance)....................................         13,150          131,535
                       Montedison SpA (Materials)..................................         29,432           46,442
                       Montedison SpA nonconvertible (Materials)...................         30,827           35,683
                       Olivetti Spa (Information Technology).......................         88,412          201,462
                       Parmalat Finanziaria SpA (Consumer Discretionary)...........         35,432           46,244
                       Pirelli SpA (Industrial & Commercial).......................         47,098          120,925
                       Reno De Medici SpA (Materials)..............................          2,402            6,296
                       Riunione Adriatica de Sicur Ras SpA (Finance)...............          9,891           92,481
                       S.A.I Societa Assicuratrice Industriale SpA (Finance).......          2,752           28,411
                       Sirti SpA (Consumer Discretionary)..........................          3,926           18,858
                       SNIA BPD SpA (Multi-industry)...............................         18,759           22,677
                       Telecom Italia Mobile RNC SpA (Information Technology)......         29,815           98,559
                       Telecom Italia Mobile SpA (Information Technology)..........        129,500          749,497
                       Telecom Italia SpA (Information Technology).................         74,554          737,760
                       Telecom Italia SpA-RNC (Information Technology)+............         18,169           99,130
                       UniCredito Italiano SpA (Finance)...........................         87,207          370,378
                       Unione Immobiliare SpA (Real Estate)........................      1,439,770          646,912
                                                                                                       -------------
                                                                                                          7,125,814
                                                                                                       -------------
                       JAPAN -- 23.4%
                       77 Bank Ltd. (Finance)......................................         16,000          159,100
                       Acom Co. Ltd. (Finance).....................................          6,400          602,905
                       Advantest Corp. (Information Technology)....................          5,800          738,628
                       Ajinomoto Co., Inc. (Consumer Discretionary)................         62,000          764,150
                       AOKI Corp. (Industrial & Commercial)........................         70,400           45,441
                       Asahi Bank Ltd. (Finance)...................................         94,000          483,754
                       Asahi Breweries Ltd. (Consumer Staples).....................         30,400          397,484
                       Asahi Chemical Industry Co., Inc. (Materials)...............        122,000          611,889
                       Asahi Glass Co. Ltd. (Materials)............................         81,200          499,333
                       Bank of Tokyo-Mitsubishi Ltd. (Finance)+....................        207,400        3,165,860
                       Bank of Yokohama Ltd. (Finance).............................         70,000          205,155
                       Bridgestone Corp. (Consumer Discretionary)..................         46,400        1,428,689
                       Canon, Inc. (Information & Entertainment)...................         41,200        1,304,514
                       Casio Computer Co. Ltd. (Information Technology)............         23,600          172,916
                       Chiba Bank Ltd. (Finance)...................................         27,000          106,450
                       Chugai Pharmaceutical Co. Ltd. (Healthcare).................         26,400          320,084
                       Credit Saison Co. Ltd. (Finance)............................          7,300          152,820
                       Dai Nippon Printing Co. Ltd. (Industrial & Commercial)......         40,400          688,927
                       Daiei, Inc. (Consumer Discretionary)........................         44,200          179,275
                       Daikin Industries Ltd. (Industrial & Commercial)............            400            4,375
                       Daiwa House Industry Co. Ltd. (Consumer Discretionary)......         43,400          456,543
                       Daiwa Securities Co. Ltd. (Finance).........................         94,000          815,823

---------------------
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
                                         COMMON STOCK (CONTINUED)                        SHARES            VALUE
                       ---------------------------------------------------------------------------------------------
                       JAPAN (continued)
                       Denso Corp. (Consumer Discretionary)........................         13,859     $    309,469
                       East Japan Railway Co. (Industrial & Commercial)............            275        1,734,267
                       Ebara Corp. (Industrial & Commercial).......................         26,600          320,652
                       Fanuc Ltd. (Information Technology).........................          9,200          543,277
                       Fuji Bank Ltd. (Finance)....................................        237,000        1,819,181
                       Fuji Photo Film Co. Ltd. (Information & Entertainment)......         25,600          984,744
                       Fujitsu Ltd. (Information Technology).......................        102,400        3,072,580
                       Furukawa Electric Co. Ltd. (Industrial & Commercial)........         29,600          152,331
                       Gunma Bank Ltd. (Finance)...................................         16,000          111,230
                       Hankyu Corp. (Industrial & Commercial)......................         22,000           90,383
                       Hazama Corp. (Industrial & Commercial)......................         41,300           33,863
                       Hitachi Ltd. (Information Technology)+......................        196,800        1,982,677
                       Honda Motor Co. Ltd. (Consumer Discretionary)...............         43,000        1,864,102
                       Industrial Bank of Japan Ltd. (Finance).....................        115,000          933,883
                       Ito-Yokado Co. Ltd. (Consumer Discretionary)................         19,600        1,333,508
                       Japan Airlines Co. Ltd. (Information & Entertainment).......        129,100          467,325
                       Japan Energy Corp. (Energy).................................         99,400          129,187
                       Joyo Bank Ltd. (Finance)....................................         18,000           79,288
                       Jusco Co. Ltd. (Consumer Discretionary).....................         21,800          448,759
                       Kajima Corp. (Industrial & Commercial)......................         80,800          335,477
                       Kansai Electric Power Co., Inc. (Utilities)+................         52,800        1,107,628
                       KAO Corp. (Consumer Staples)................................         26,800          745,711
                       Kawasaki Steel Corp. (Materials)............................         65,000          132,103
                       Kinki Nippon Railway Co. Ltd. (Industrial & Commercial).....         63,500          331,776
                       Kirin Brewery Co. Ltd. (Consumer Staples)+..................         81,800        1,011,753
                       Komatsu Ltd. (Industrial & Commercial)......................         67,800          425,801
                       Kubota Ltd. (Industrial & Commercial).......................        119,000          322,814
                       Kumagai Gumi Co. Ltd. (Industrial & Commercial).............        128,800          138,187
                       Kyocera Corp. (Information Technology)......................         11,000          765,668
                       Kyowa Hakko Kogyo Co. Ltd. (Healthcare).....................         38,400          241,162
                       Marubeni Corp. (Consumer Discretionary).....................        111,200          245,398
                       Marui Co. Ltd. (Consumer Discretionary).....................          8,800          135,709
                       Matsushita Electric Industrial Co. Ltd. (Industrial &
                         Commercial)+..............................................         94,000        2,234,288
                       Mitsubishi Chemical Corp. (Materials).......................        126,000          409,944
                       Mitsubishi Corp. (Consumer Discretionary)...................         84,000          685,071
                       Mitsubishi Electric Corp. (Information Technology)..........        139,800          743,844
                       Mitsubishi Estate Co. Ltd. (Real Estate)....................         35,000          363,295
                       Mitsubishi Heavy Industries Ltd. (Industrial &
                         Commercial)...............................................        181,400          802,214
                       Mitsubishi Materials Corp. (Materials)......................         77,600          169,218
                       Mitsubishi Trust & Banking Corp. (Finance)..................         56,800          579,668
                       Mitsui & Co. (Consumer Discretionary).......................         76,600          545,210
                       Mitsui Engineering & Shipbuilding Co. Ltd. (Industrial &
                         Commercial)...............................................         81,800           93,469
                       Mitsui Fudosan Co. Ltd. (Real Estate).......................         27,000          223,734
                       Mitsui Trust & Banking Co. Ltd. (Finance)...................          2,000            3,698
                       Mitsukoshi Ltd. (Consumer Discretionary)....................         43,200          215,162
                       Murata Manufacturing Co. Ltd. (Information Technology)......         11,800          873,845
                       Mycal Corp. (Consumer Discretionary)........................         26,600          170,535
                       NEC Corp. (Information Technology)..........................         70,800        1,111,605
                       NGK Insulators Ltd. (Industrial & Commercial)...............         44,400          467,450
                       Nippon Express Co. Ltd. (Industrial & Commercial)...........         32,400          219,024
                       Nippon Fire & Marine Insurance Co. Ltd. (Finance)...........            400            1,420
                       Nippon Light Metal Co. Ltd. (Materials).....................         38,400           55,266
                       Nippon Meat Packers, Inc. (Consumer Staples)................         16,400          234,602
                       Nippon Oil Co. Ltd. (Energy)................................        119,200          529,223
                       Nippon Steel Corp. (Materials)..............................        461,000        1,178,185
                       Nippon Telegraph & Telephone Corp. (Information
                         Technology)...............................................            582        7,411,749
                       Nippon Yusen Kabushiki Kaish (Industrial & Commercial)......        117,000          408,217
                       Nissan Motor Co. Ltd. (Consumer Discretionary)..............        142,600          848,299

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
                                         COMMON STOCK (CONTINUED)                        SHARES            VALUE
                       ---------------------------------------------------------------------------------------------
                       JAPAN (continued)
                       NKK Corp. (Materials).......................................        241,200     $    214,596
                       Nomura Securities Co. Ltd. (Finance)........................         79,000        1,108,047
                       Odakyu Electric Railway Co. Ltd. (Industrial &
                         Commercial)...............................................         46,000          162,903
                       Oji Paper Co. Ltd. (Materials)..............................         81,800          490,893
                       Orix Corp. (Finance)........................................          1,800          185,582
                       Osaka Gas Co. Ltd. (Utilities)..............................        164,200          592,950
                       Penta Ocean Construction Co. Ltd. (Consumer
                         Discretionary)............................................         38,400           73,018
                       Pioneer Electronic Corp. (Industrial & Commercial)..........         10,600          203,873
                       Rohm Co. Ltd. (Information Technology)......................          4,800          898,914
                       Sakura Bank Ltd. (Finance)..................................        157,400          654,889
                       Sankyo Co. Ltd. (Healthcare)................................         23,600          623,734
                       Sanyo Electric Co. Ltd. (Information Technology)............        110,000          506,607
                       Secom Co. Ltd. (Industrial & Commercial)....................          8,000          948,319
                       Sega Enterprises Ltd. (Information & Entertainment).........          8,200          115,156
                       Sekisui House Ltd. (Consumer Discretionary).................         41,400          465,838
                       Sharp Corp. (Information Technology)........................         67,800          962,193
                       Shimano, Inc. (Information & Entertainment).................         10,500          282,088
                       Shimizu Corp. (Consumer Discretionary)......................         60,000          267,434
                       Shin-Etsu Chemical Co. Ltd. (Materials).....................         16,000          580,575
                       Shiseido Co. Ltd. (Healthcare)..............................         18,600          257,150
                       Shizuoka Bank Ltd. (Finance)................................         22,000          247,355
                       Showa Denko K.K. (Materials)................................         78,800          106,538
                       SMC Corp. (Industrial & Commercial).........................          3,000          368,965
                       Sony Corp. (Information & Entertainment)+...................         17,800        2,265,271
                       Sumitomo Bank Ltd. (Finance)................................        102,000        1,379,040
                       Sumitomo Chemical Co. Ltd. (Materials)......................        157,400          800,420
                       Sumitomo Corp. (Consumer Discretionary).....................         48,400          362,646
                       Sumitomo Electric Industries Ltd. (Industrial &
                         Commercial)...............................................         56,200          707,862
                       Sumitomo Forestry Co. Ltd. (Materials)......................          8,800           69,697
                       Sumitomo Metal Industries Ltd. (Materials)..................        149,800          188,157
                       Sumitomo Metal Mining Co. Ltd. (Materials)..................         41,400          194,280
                       Sumitomo Osaka Cement Co. Ltd. (Materials)..................         41,200           76,905
                       Taisei Corp. (Consumer Discretionary).......................         81,800          185,512
                       Taisho Pharmaceutical Co. Ltd. (Healthcare).................         25,600          993,676
                       Taiyo Yuden Co. Ltd. (Information Technology)...............         26,000          464,913
                       Takeda Chemical Industries Ltd. (Healthcare)................         48,200        2,615,064
                       Teijin Ltd. (Materials).....................................         77,800          313,521
                       Tobu Railway Co. Ltd. (Industrial & Commercial).............         54,200          162,631
                       Tohoku Electric Power Co., Inc. (Utilities).................         13,400          219,739
                       Tokai Bank Ltd. (Finance)...................................         78,000          432,029
                       Tokio Marine & Fire Insurance Co. Ltd. (Finance)............         73,000          846,238
                       Tokyo Corp. (Industrial & Commercial).......................         65,000          171,791
                       Tokyo Electric Power Co., Inc. (Utilities)..................         68,200        1,624,022
                       Tokyo Electron Ltd. (Information Technology)................          5,100          364,778
                       Tokyo Gas Co. Ltd. (Utilities)..............................         79,400          199,461
                       Toppan Printing Co. Ltd. (Industrial & Commercial)..........         30,200          360,888
                       Toray Industries, Inc. (Materials)..........................        110,100          560,848
                       Toto Ltd. (Materials).......................................         43,200          322,554
                       Toyobo Co. Ltd. (Consumer Discretionary)....................         61,800           97,569
                       Toyota Motor Corp. (Consumer Discretionary).................        170,200        5,997,715
                       Ube Industries Ltd. (Materials).............................         78,800          166,336
                       Yokogawa Electric Corp. (Information Technology)............         40,000          240,743
                                                                                                       -------------
                                                                                                         88,934,166
                                                                                                       -------------
                       NETHERLANDS -- 5.3%
                       ABN Amro Holdings NV (Finance)..............................         63,091        1,417,390
                       AEGON NV (Finance)..........................................         24,777        1,909,789
                       Akzo Nobel NV (Materials)+..................................         14,209          607,272

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
                                         COMMON STOCK (CONTINUED)                        SHARES            VALUE
                       ---------------------------------------------------------------------------------------------
                       NETHERLANDS (continued)
                       Buhrmann NV (Materials).....................................          3,244     $     65,938
                       Elsevier NV (Information & Entertainment)...................         24,949          316,282
                       Getronics NV (Information Technology)+......................          3,419          140,636
                       Hagemeyer NV (Consumer Discretionary).......................          3,794          106,138
                       Heineken Holdings NV (Consumer Staples).....................         14,996          811,762
                       ING Groep NV (Finance)......................................         38,822        1,985,219
                       KLM Royal Dutch Air Lines NV (Information &
                         Entertainment)............................................          3,364           89,250
                       Koninklijke Ahold NV (Consumer Discretionary)...............         25,258          880,885
                       Koninklijke Nedlloyd NV (Industrial & Commercial)...........          1,086           31,427
                       Oce-Van Der Grinten NV (Information Technology).............          3,894           84,149
                       Philips Electronics NV (Industrial & Commercial)............         14,003        1,429,880
                       Royal Dutch Petroleum Co. NV (Energy)+......................         87,613        5,473,739
                       Royal Koninklijke NV (Information Technology)...............         19,423          887,252
                       Stork NV (Industrial & Commercial)..........................          2,004           49,309
                       TNT Post Group NV (Industrial & Commercial).................         20,723          499,922
                       Unilever NV (Consumer Staples)..............................         23,475        1,662,518
                       Unilever NV PLC (Consumer Staples)..........................        139,907        1,341,211
                       Vedior NV (Industrial & Commercial)+........................          2,675           45,072
                       Wolters Kluwer NV ADR (Information & Entertainment).........         11,652          425,067
                                                                                                       -------------
                                                                                                         20,260,107
                                                                                                       -------------
                       PORTUGAL -- 0.0%
                       INAPA-Investimentos Participacoes e Gestao SA (Materials)...            320            2,739
                       Somague-Sociedade Gestora de Participacoes SA (Industrial &
                         Commercial)...............................................            170              653
                                                                                                       -------------
                                                                                                              3,392
                                                                                                       -------------
                       SINGAPORE -- 2.6%
                       City Developments Ltd. (Real Estate)........................        101,000          702,348
                       Creative Technology Ltd. (Information Technology)...........         11,650          121,866
                       Cycle & Carriage Ltd. (Consumer Discretionary)..............         37,000          202,318
                       DBS Land Ltd. (Real Estate).................................        196,750          409,287
                       Development Bank of Singapore Ltd. (Finance)................         88,000        1,145,438
                       First Capital Corp. Ltd. (Real Estate)......................         38,000           52,624
                       Fraser & Neave Ltd. (Consumer Staples)......................         41,000          171,798
                       Hotel Properties Ltd. (Real Estate).........................        110,000          113,759
                       Keppel Corp. Ltd. (Multi-industry)..........................        106,000          359,108
                       NatSteel Ltd. (Materials)...................................         60,000          106,627
                       Neptune Orient Lines Ltd. (Industrial & Commercial).........         80,000          102,229
                       Overseas Chinese Banking Corp. Ltd. (Finance)...............        134,534        1,127,447
                       Parkway Holdings Ltd. (Real Estate).........................         56,000          126,478
                       Sembcorp Industries Ltd. (Industrial & Commercial)+.........        230,331          349,090
                       Singapore Airlines Ltd. (Information & Entertainment).......        118,000        1,108,113
                       Singapore Press Holdings Ltd. (Information &
                         Entertainment)............................................         45,918          813,288
                       Singapore Technologies Engineering Ltd. (Industrial &
                         Commercial)...............................................        368,000          457,129
                       Singapore Telecommunications Ltd. (Information
                         Technology)...............................................        783,000        1,335,637
                       United Industrial Corp. Ltd. (Multi-industry)...............        204,000          124,886
                       United Overseas Bank Ltd. (Finance).........................         92,000          672,571
                       United Overseas Land Ltd. (Real Estate).....................        144,000          135,227
                       Venture Manufacturing Ltd. (Information Technology).........         30,000          249,629
                                                                                                       -------------
                                                                                                          9,986,897
                                                                                                       -------------
                       SPAIN -- 4.2%
                       Acerinox SA (Materials).....................................          5,299          170,009
                       ACS Actividades de Construccion y Servicios SA (Industrial &
                         Commercial)...............................................          3,857          103,733
                       Aguas de Barcelona (Utilities)..............................         10,245          159,250
                       Autopistas Concesionaria Espana SA (Industrial &
                         Commercial)...............................................         18,464          202,071

                                                           ---------------------
                                       137
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
                                         COMMON STOCK (CONTINUED)                        SHARES            VALUE
                       ---------------------------------------------------------------------------------------------
                       SPAIN (continued)
                       Azucarera Ebro Agricolas SA (Consumer Staples)..............          5,231     $     78,234
                       Banco Bilbao Vizcaya SA (Finance)...........................        145,579        1,828,393
                       Banco de Santander SA (Finance).............................        249,232        2,466,313
                       Corporacion Bancaria de Espana SA (Finance).................         36,420          802,230
                       Corporacion Financiera Alba SA (Industrial & Commercial)....          6,150          153,758
                       Corporacion Mapfre SA (Finance).............................          5,133           94,505
                       Empresa Nacional Celulos SA (Materials).....................             63            1,140
                       Endesa SA (Utilities).......................................         68,718        1,356,343
                       Fomento de Construcciones y Contratas SA (Consumer
                         Discretionary)............................................          5,186          301,255
                       Gas Natural SDG SA (Utilities)..............................         31,380          678,121
                       Grupo Dragados SA (Industrial & Commercial).................         12,438          151,557
                       Iberdrola SA (Utilities)+...................................         62,653          872,681
                       Mapfre Vida Seguros (Finance)...............................             22              605
                       Metrovacesa SA (Real Estate)................................         16,169          363,250
                       Portland Valderrivas SA (Materials).........................             21              660
                       Prima Inmobiliaria (Consumer Discretionary).................         16,870          151,780
                       Repsol SA (Energy)..........................................         67,773        1,389,893
                       Sol Melia SA (Information & Entertainment)..................          2,259           89,852
                       Tabacalera SA, Series A (Consumer Staples)..................         12,464          246,679
                       Telefonica SA (Information Technology)+.....................        197,439        3,157,743
                       TelePizza SA (Information & Entertainment)+.................         15,230           66,476
                       Union Electrica Fenosa SA (Utilities).......................         20,745          277,856
                       Vallehermoso SA (Real Estate)...............................         56,318          541,639
                       Zardoya Otis SA (Industrial & Commercial)...................          1,778           46,126
                                                                                                       -------------
                                                                                                         15,752,152
                                                                                                       -------------
                       SWEDEN -- 3.4%
                       AGA AB, Series B (Materials)................................         11,850          168,869
                       Atlas Copco AB, Class A (Industrial & Commercial)...........          9,450          252,071
                       Atlas Copco AB, Class B (Industrial & Commercial)...........          5,000          131,239
                       Castellum AB (Real Estate)..................................         17,110          154,215
                       Diligentia AB (Real Estate).................................         30,629          242,489
                       Drott AB (Real Estate)......................................         17,500          170,520
                       Electrolux AB (Consumer Discretionary)......................         22,500          467,254
                       Ericsson L.M. Telecommunications Co., Class B (Information
                         Technology)...............................................        107,700        3,509,019
                       Fastighets AB Tornet (Real Estate)..........................          9,710          134,825
                       ForeningsSparbanken AB (Finance)+...........................         38,700          615,131
                       Hennes & Mauritz AB, Class B (Consumer Discretionary).......         59,900        1,561,302
                       NetCom Systems AB, Class B (Information Technology)+........          6,900          239,099
                       OM Gruppen AB (Finance).....................................          5,400           56,893
                       Sandvik AB, Class A (Materials).............................         14,400          356,045
                       Sandvik AB, Class B (Materials).............................          6,000          148,717
                       Securitas AB, Series B (Industrial & Commercial)............         28,644          423,893
                       Skandia Forsakrings AB (Finance)............................         37,800          706,718
                       Skandinaviska Enskilda Bank, Class A (Finance)..............         43,900          505,292
                       Skanska AB, Series B (Industrial & Commercial)..............          9,200          337,848
                       SKF AB, Series B (Materials)................................          6,300          138,121
                       SSAB Svenskt Stal AB, Series A (Materials)..................          8,900          105,150
                       Svenska Cellulosa AB, Class B (Materials)...................         16,200          469,611
                       Svenska Handelsbanken, Series A (Finance)...................         47,500          627,725
                       Swedish Match Co. (Consumer Staples)........................         26,200          102,117
                       Trelleborg AB, Class B (Multi-industry).....................         10,700           89,925
                       Volvo AB, Class A (Consumer Discretionary)..................         10,700          328,421
                       Volvo AB, Class B (Consumer Discretionary)..................         22,500          702,937
                       WM-Data AB, Class B (Information Technology)................          4,200          158,583
                                                                                                       -------------
                                                                                                         12,904,029
                                                                                                       -------------

---------------------

                                         COMMON STOCK (CONTINUED)                        SHARES            VALUE
                       ---------------------------------------------------------------------------------------------
                       SWITZERLAND -- 5.7%
                       ABB AG (Information Technology).............................          8,800     $    853,696
                       Adecco SA (Industrial & Commercial).........................            755          422,509
                       Alusuisse-Lonza Group Ltd. (Multi-industry).................            250          297,400
                       Credit Suisse Group (Finance)...............................         10,950        2,069,499
                       Georg Fisher AG, Series B (Industrial & Commercial).........            135           41,348
                       Holderbank Financiere Glarus AG (Materials).................            285          341,901
                       Nestle SA (Consumer Staples)+...............................          1,615        3,173,500
                       Novartis AG (Healthcare)....................................          2,625        3,789,458
                       Roche Holdings AG (Healthcare)..............................             68        1,230,480
                       Roche Holdings AG Gerusscheine NPV (Healthcare).............            284        3,138,637
                       SAirGroup (Information & Entertainment).....................            650          146,371
                       Schweizerische Rueckversicherungs-Gesellschaft (Consumer
                         Discretionary)+...........................................            600        1,150,057
                       SGS Societe Generale de Surveillance Holding SA, Series B
                         (Industrial & Commercial).................................             70           81,161
                       Sulzer AG (Multi-industry)..................................            170          100,147
                       Swatch Group AG (Consumer Discretionary)....................            205          160,060
                       Swisscom AG (Information Technology)........................          2,800        1,000,201
                       UBS AG (Finance)............................................          8,323        2,535,221
                       Valora Holdings AG (Industrial & Commercial)................            265           63,581
                       Zurich Allied AG (Finance)+.................................          1,945        1,127,555
                                                                                                       -------------
                                                                                                         21,722,782
                                                                                                       -------------
                       THAILAND -- 0.0%
                       Advance Agro PCL (Materials)................................            660              426
                       CMIC Finance & Security PCL (Finance)(1)....................          6,700                0
                       Finance One PCL (Finance)(1)................................         37,700                0
                       General Finance & Securities PLC (Finance)(1)...............          7,650                0
                       Univest Land PLC (Real Estate)(1)...........................         22,500                0
                                                                                                       -------------
                                                                                                                426
                                                                                                       -------------
                       UNITED KINGDOM -- 22.7%
                       Abbey National PLC (Finance)................................         67,174        1,157,277
                       Albert Fisher Group PLC (Consumer Staples)..................         55,153           11,620
                       Alldays PLC (Consumer Discretionary)........................          2,933            3,803
                       Allders PLC (Consumer Discretionary)........................          3,826            7,689
                       Allied Zurich PLC (Finance)+................................         71,515          874,499
                       AMEC PLC (Industrial & Commercial)..........................         11,188           46,600
                       Anglian Water PLC (Utilities)+..............................         34,916          421,018
                       Arjo Wiggins Appleton PLC (Materials).......................         47,089          185,069
                       Associated British Foods PLC (Consumer Staples).............         37,837          254,028
                       Associated British Ports Holdings PLC (Industrial &
                         Commercial)...............................................         27,950          135,443
                       BAA PLC (Industrial & Commercial)...........................         52,475          533,240
                       Barclays PLC (Finance)+.....................................         67,485        1,996,057
                       Barratt Developments PLC (Industrial & Commercial)..........         15,998           90,748
                       Bass PLC (Consumer Staples)+................................         38,546          554,747
                       BBA Group PLC (Multi-industry)..............................          1,916           16,054
                       Beazer Group PLC (Industrial & Commercial)..................         22,119           66,499
                       Berisford PLC (Multi-industry)..............................         29,455          124,237
                       Berkeley Group PLC (Industrial & Commercial)................         11,553          149,136
                       BG PLC (Utilities)..........................................        186,552        1,127,747
                       BICC Group PLC (Industrial & Commercial)....................         44,441           66,264
                       Blue Circle Industries PLC (Materials)......................         87,104          618,323
                       BOC Group PLC (Materials)...................................         27,670          571,771
                       Boots Co. PLC (Consumer Discretionary)......................         47,204          576,072
                       BP Amoco PLC (Energy).......................................        387,597        7,594,682
                       BPB Industries PLC (Materials)..............................         99,725          646,498
                       British Aerospace PLC (Industrial & Commercial).............         91,732          606,574
                       British Airways PLC (Information & Entertainment)...........         51,711          338,585

                                                           ---------------------

                                         COMMON STOCK (CONTINUED)                        SHARES            VALUE
                       ---------------------------------------------------------------------------------------------
                       UNITED KINGDOM (continued)
                       British America Tobacco PLC (Consumer Staples)+.............         71,516     $    605,030
                       British Land Co. PLC (Real Estate)..........................        132,100        1,091,882
                       British Sky Broadcasting Group PLC (Information &
                         Entertainment)............................................         76,957          724,024
                       British Steel PLC (Materials)+..............................        129,723          346,900
                       British Telecommunications PLC (Information Technology).....        240,466        4,170,041
                       Burmah Castrol PLC (Energy).................................         40,110          832,081
                       Cable & Wireless PLC (Information Technology)+..............         88,013        1,076,953
                       Cadbury Schweppes PLC (Consumer Staples)....................         97,712          622,362
                       Capital Shopping Centers PLC (Consumer Discretionary).......         32,710          218,414
                       Caradon PLC (Materials).....................................        110,256          303,776
                       Carillion PLC (Industrial & Commercial).....................         13,524           24,110
                       Carpetright PLC (Consumer Discretionary)....................         19,240          138,449
                       Centrica PLC (Utilities)....................................        189,161          429,203
                       CGU PLC (Finance)...........................................         45,430          628,787
                       Cobham PLC (Industrial & Commercial)........................          5,557           83,128
                       Compass Group PLC (Information & Entertainment).............         33,174          341,409
                       Delta PLC (Multi-industry)..................................          3,744            8,981
                       Diageo PLC (Consumer Staples)+..............................        163,392        1,660,356
                       Dialog Corp. PLC (Information Technology)+..................          6,944            7,878
                       EMAP PLC (Information & Entertainment)......................          9,254          174,726
                       Emi Group PLC (Information & Entertainment).................         99,214          836,140
                       Enterprise Oil PLC (Energy).................................         44,511          341,939
                       Firstgroup Acquisition Ltd. (Industrial & Commercial).......         10,777            1,223
                       FirstGroup PLC (Industrial & Commercial)....................         43,110          200,522
                       FKI PLC (Multi-industry)....................................         35,500          127,727
                       General Electric Co. PLC (Information Technology)...........        131,760        1,322,902
                       GKN PLC (Consumer Discretionary)............................         71,059        1,214,995
                       Glaxo Wellcome PLC (Healthcare).............................        141,262        3,647,069
                       Granada Group PLC (Information & Entertainment).............         85,784          853,645
                       Grantchester Holdings PLC (Real Estate).....................        148,240          376,476
                       Great Portland PLC (Real Estate)............................         77,470          278,106
                       Great Universal Stores PLC (Consumer Discretionary).........         48,638          497,402
                       Halifax PLC (Finance).......................................        109,422        1,211,235
                       Hammerson PLC (Real Estate).................................         55,630          430,963
                       Hanson PLC (Multi-industry).................................         76,948          687,150
                       House of Fraser PLC (Consumer Discretionary)................         21,504           30,844
                       HSBC Holdings (Finance).....................................        332,862        3,962,405
                       Hyder PLC (Utilities).......................................         13,296          137,266
                       IMI PLC (Multi-industry)....................................         41,564          178,511
                       Imperial Chemical Industries PLC (Materials)................         34,791          405,978
                       Jarvis PLC (Industrial & Commercial)........................         12,566           57,024
                       JBA Holdings PLC (Information Technology)...................          2,260            9,340
                       Johnson Matthey PLC (Multi-industry)........................         49,203          462,511
                       Kingfisher PLC (Consumer Discretionary).....................         71,350          797,895
                       Kwik-Fit Holdings PLC (Consumer Discretionary)..............          3,911           34,989
                       Ladbroke Group PLC (Information & Entertainment)............         73,343          289,144
                       Laird Group PLC (Multi-industry)............................          9,983           49,671
                       Land Securities PLC (Real Estate)...........................        123,160        1,656,726
                       LASMO PLC (Energy)..........................................        166,490          447,919
                       Legal & General Group Ltd. PLC (Finance)....................        247,779          600,356
                       Lex Service PLC (Consumer Discretionary)....................         16,132          142,622
                       LIMIT PLC (Finance).........................................         15,306           36,341
                       Lloyds TSB Group PLC (Finance)..............................        238,335        3,111,403
                       London Clubs International PLC (Information &
                         Entertainment)............................................         35,948           91,761
                       London Forfaiting Co. PLC (Finance).........................         11,118            8,649
                       Lonrho PLC (Multi-industry).................................         43,628          429,904
                       Low & Bonar PLC (Materials).................................          2,967           10,339
                       Manchester United PLC (Information & Entertainment).........          2,867           10,083

---------------------

                                         COMMON STOCK (CONTINUED)                        SHARES            VALUE
                       ---------------------------------------------------------------------------------------------
                       UNITED KINGDOM (continued)
                       Marks & Spencer PLC (Consumer Discretionary)................        131,312     $    809,771
                       Mayflower Corp. PLC (Consumer Discretionary)................            375            1,428
                       McKechnie PLC (Multi-industry)..............................          3,439           27,729
                       Meggitt PLC (Multi-industry)................................          8,797           25,948
                       MEPC PLC (Real Estate)......................................        104,278          861,918
                       Mirror Group PLC (Information & Entertainment)..............         36,930          155,916
                       Misys PLC (Information Technology)..........................         83,517          741,075
                       National Power PLC (Utilities)+.............................         60,903          430,356
                       Next PLC (Consumer Staples)+................................         26,982          296,925
                       NFC PLC (Industrial & Commercial)...........................         70,218          246,951
                       Ocean Group PLC (Industrial & Commercial)...................          1,411           22,982
                       Parity PLC (Information Technology).........................         47,655          175,322
                       Peninsular & Oriental Steam PLC (Industrial & Commercial)...         35,565          574,961
                       Pennon Group PLC (Industrial & Commercial)..................         18,963          330,845
                       Pilkington PLC (Materials)..................................        268,029          410,503
                       Powerscreen International PLC (Industrial & Commercial).....          3,129            9,787
                       Prudential Corp. PLC (Finance)..............................         90,920        1,351,237
                       Racal Electronic PLC (Multi-industry).......................         17,560          108,715
                       Railtrack Group PLC (Industrial & Commercial)+..............         22,756          418,042
                       Rank Group PLC (Information & Entertainment)................         89,277          434,074
                       Reed International PLC (Information & Entertainment)........         55,133          420,411
                       Rentokil Initial PLC ADR (Industrial & Commercial)..........        129,996          505,116
                       Reuters Group PLC (Information & Entertainment).............         55,598          791,146
                       Rexam PLC (Materials).......................................         34,945          176,702
                       Rio Tinto PLC (Materials)+..................................         51,932          986,428
                       RMC Group PLC (Materials)...................................         20,057          348,875
                       Rolls-Royce PLC (Industrial & Commercial)...................         62,948          262,701
                       Royal & Sun Alliance Insurance Group PLC (Insurance)........         62,937          518,170
                       Rugby Group PLC (Consumer Discretionary)....................         19,092           33,263
                       Safeway PLC (Consumer Discretionary)........................         50,465          189,750
                       Sainsbury (J.) PLC (Consumer Discretionary)+................         87,469          528,769
                       Schroder PLC (Finance)......................................          7,308          164,041
                       Scotia Holdings PLC (Healthcare)+...........................          8,412           14,724
                       Scottish Hydro-Electric PLC (Utilities).....................         38,583          371,750
                       Scottish Power PLC (Industrial & Commercial)+...............         61,367          515,190
                       Siebe PLC (Industrial & Commercial).........................        289,341        1,568,588
                       Skillsgroup PLC (Information Technology)....................          2,557           11,438
                       Slough Estates PLC (Real Estate)............................        114,647          675,414
                       SmithKline Beecham PLC (Healthcare).........................        243,162        3,002,988
                       Smiths Industries PLC (Multi-industry)......................          9,325          131,030
                       Stagecoach Holdings PLC (Industrial & Commercial)...........         76,084          267,890
                       TI Group PLC (Multi-industry)...............................         29,724          221,840
                       Tarmac Group (Industrial & Commercial)......................         13,524          121,483
                       Tate & Lyle PLC (Consumer Staples)..........................         34,919          237,975
                       Taylor Woodrow PLC (Industrial & Commercial)................         32,685           94,026
                       Tesco PLC (Consumer Discretionary)+.........................        147,133          383,322
                       Thames Water PLC (Industrial & Commercial)..................         24,653          381,172
                       Torotrak PLC (Consumer Discretionary)+......................          2,495            6,874
                       United Utilities PLC (Utilities)............................         32,031          416,599
                       Vickers PLC (Multi-industry)................................          4,178           10,733
                       Vodafone Group PLC (Information Technology).................        226,781        4,762,895
                       Wickes PLC (Consumer Discretionary).........................          1,754           11,527
                       William Baird PLC (Consumer Discretionary)..................         19,274           34,986

                                                           ---------------------

                                         COMMON STOCK (CONTINUED)                        SHARES            VALUE
                       ---------------------------------------------------------------------------------------------
                       UNITED KINGDOM (continued)
                       WPP Group PLC (Industrial & Commercial).....................         50,471     $    453,163
                       Yorkshire Water PLC (Industrial & Commercial)...............         32,249          228,925
                       Zeneca Group PLC ADR (Healthcare)...........................         66,441        2,476,663
                                                                                                       -------------
                                                                                                         86,012,997
                                                                                                       -------------
                       TOTAL COMMON STOCK (cost $273,107,475)......................                     332,048,379
                                                                                                       -------------

                                         PREFERRED STOCK -- 0.4%
                       ---------------------------------------------------------------------------------------------
                       AUSTRALIA -- 0.1%
                       News Corp. Ltd. 5.00% (Information & Entertainment).........         59,566          480,116
                                                                                                       -------------
                       GERMANY -- 0.3%
                       SAP AG 0.37% (Information Technology).......................          1,527          577,472
                       Volkswagen AG (Consumer Discretionary)......................          3,430          119,990
                                                                                                       -------------
                                                                                                            697,462
                                                                                                       -------------
                       ITALY -- 0.0%
                       Fiat SpA 2.49% (Consumer Discretionary).....................         29,624           50,073
                                                                                                       -------------
                       NETHERLANDS -- 0.0%
                       Unilever NV (Consumer Staples)..............................         26,292          140,636
                                                                                                       -------------
                       TOTAL PREFERRED STOCK (cost $1,301,251).....................                       1,368,287
                                                                                                       -------------
                                             RIGHTS -- 0.0%+                             RIGHTS
                       ---------------------------------------------------------------------------------------------
                       SINGAPORE -- 0.0%
                       Neptune Orient Lines (Industrial & Commercial)(1)...........          5,431              807
                       United Overseas Land Ltd. (Consumer Discretionary)(1).......         34,500           26,042
                                                                                                       -------------
                       TOTAL RIGHTS (cost $5,807)..................................                          26,849
                                                                                                       -------------
                                            WARRANTS -- 0.0%+                           WARRANTS
                       ---------------------------------------------------------------------------------------------
                       HONG KONG -- 0.0%
                       Hong Kong & China Gas Co. Ltd. 9/30/99 (Utilities) (cost
                         $0).......................................................         11,700              904
                                                                                                       -------------

                                                                                        PRINCIPAL
                                                                                         AMOUNT
                                                                                     (DENOMINATED IN
                                          BONDS & NOTES -- 0.0%                      LOCAL CURRENCY)
                       ---------------------------------------------------------------------------------------------
                       FRANCE -- 0.0%
                       Establissements Economiques du Casino Guichard-Perrachon SA
                         4.50% 2001 (Consumer Discretionary)................... FRF         43,400           15,774
                       Sodexho Alliance SA 6.00% 2004 (Real Estate)............ FRF         30,000            5,154
                                                                                                       -------------
                                                                                                             20,928
                                                                                                       -------------
                       PORTUGAL -- 0.0%
                       Jeronimo Martins zero coupon 2004 (Consumer Staples).... PTE      1,746,000           10,947
                                                                                                       -------------
                       TOTAL BONDS & NOTES (cost $24,109)..........................                          31,875
                                                                                                       -------------
                       TOTAL INVESTMENT SECURITIES (cost $274,438,642).............                     333,476,294
                                                                                                       -------------

---------------------

                                                                                        PRINCIPAL
                       SHORT-TERM SECURITIES -- 9.4%                                     AMOUNT            VALUE
                       ---------------------------------------------------------------------------------------------
                       TIME DEPOSIT -- 9.4%
                       Cayman Island Time Deposit with State Street Bank & Trust
                         Co.
                         4.75% due 8/02/99 (cost $35,669,000)@.....................    $35,669,000     $ 35,669,000
                                                                                                       -------------
                       TOTAL INVESTMENTS --
                         (cost $310,107,642)                           97.3%                            369,145,294
                       Other assets less liabilities --                 2.7                              10,369,590
                                                                      ------                           -------------
                       NET ASSETS --                                  100.0%                           $379,514,884
                                                                      ======                           =============

              -----------------------------

              ADR -- American Depository Receipt
               +  Non-income producing securities
              (1) Fair valued security; see Note 2
               @ The security or a portion thereof represents collateral for the following open futures contracts:

                                                                 OPEN FUTURES CONTRACTS
                       -----------------------------------------------------------------------------------------------------------
                                                                                                                      UNREALIZED
                                                                        EXPIRATION     VALUE AT      VALUE AS OF    APPRECIATION/
                       CONTRACTS   DESCRIPTION                             DATE       TRADE DATE    JULY 31, 1999   (DEPRECIATION)
                       -----------------------------------------------------------------------------------------------------------
                       22 Short    Hang Seng Index..................  August 1999     $ 1,928,475    $ 1,881,353      $  47,122
                        33 Long    MIB 30 Index.....................  September 1999    6,250,344      5,776,393       (473,951)
                        15 Long    CAC 40 Index.....................  September 1999      723,161        700,458        (22,703)
                        25 Long    DAX 30 Index.....................  September 1999    3,517,073      3,424,626        (92,447)
                       111 Long    TOPIX TSE Index..................  September 1999   13,156,184     14,125,869        969,685
                                                                                                                      ----------
                                   Net Unrealized Appreciation...................................................     $ 427,706
                                                                                                                      ==========

                                      OPEN FORWARD FOREIGN CURRENCY CONTRACTS
                       ---------------------------------------------------------------------
                            CONTRACT                 IN           DELIVERY  GROSS UNREALIZED
                           TO DELIVER           EXCHANGE FOR        DATE      APPRECIATION
                       ---------------------------------------------------------------------
                       GBP*      2,114,000   USD      3,447,934    8/12/99    $    21,722
                       HKD      15,569,000   USD      2,004,868    8/30/99            374
                       USD       1,071,014   EUR      1,033,000    9/10/99         37,418
                       USD       6,080,135   EUR      5,825,000    9/10/99        170,220
                       USD       2,280,267   EUR      2,229,000    9/17/99        112,738
                       USD*      4,708,057   EUR      4,498,000   10/12/99        129,892
                       USD*      7,140,496   EUR      6,746,500   10/12/99        115,889
                       USD*     11,925,323   EUR     11,245,000   10/12/99        169,548
                       USD*     23,806,375   EUR     22,488,547   10/12/99        381,802
                       USD       3,421,565   GBP      2,114,296    8/12/99          5,126
                       USD*      3,320,896   GBP      2,113,000   10/12/99        104,538
                       USD*      4,997,981   GBP      3,170,000   10/12/99        140,982
                       USD*      8,347,399   GBP      5,284,000   10/12/99        218,620
                       USD*     16,707,532   GBP     10,567,365   10/12/99        423,475
                       USD         437,050   JPY     53,588,000    8/24/99         32,044
                       USD      15,854,255   JPY  1,868,741,000    8/24/99        504,153
                       USD*      3,917,830   JPY    456,505,500    9/16/99         91,679
                       USD*      4,280,811   JPY    508,860,000    9/16/99        188,530
                       USD*     11,930,547   JPY  1,401,720,000   10/21/99        445,835
                                                                              ------------
                                                                                3,294,585
                                                                              ------------

                                                           ---------------------

                                      OPEN FORWARD FOREIGN CURRENCY CONTRACTS
                       ---------------------------------------------------------------------
                            CONTRACT                 IN           DELIVERY  GROSS UNREALIZED
                           TO DELIVER           EXCHANGE FOR        DATE      DEPRECIATION
                       ---------------------------------------------------------------------
                       EUR*     44,978,047   USD     46,098,000   10/12/99    $(2,279,380)
                       GBP*            296   USD            462    8/12/99            (18)
                       GBP*     21,134,365   USD     32,921,000   10/12/99     (1,340,424)
                       JPY*    138,501,200   USD      1,165,443    9/16/99        (51,020)
                       JPY*  1,351,080,000   USD     11,680,975    9/16/99       (185,623)
                       JPY*  1,401,720,000   USD     12,000,000   10/21/99       (376,382)
                                                                              ------------
                                                                               (4,232,847)
                                                                              ------------
                                Net Unrealized Depreciation...............    $  (938,262)
                                                                              ============

             ----------------------------

               * Represents partially offsetting forward foreign currency contracts that to the extent they are offset do not have additional market risk but have continued counterparty settlement risk.

                      EUR  --   Euro Dollar                            JPY  --   Japanese Yen
                      GBP  --   Pound Sterling                         USD  --   United States Dollar
                      HKD  --   Hong Kong Dollar

               See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    EMERGING MARKETS
    PORTFOLIO                              INVESTMENT PORTFOLIO -- JULY 31, 1999
                                                                     (UNAUDITED)

                                          COMMON STOCK -- 96.7%                        SHARES         VALUE
                       ----------------------------------------------------------------------------------------

                       ARGENTINA -- 1.7%
                       Banco de Galicia y Buenos Aires SA de CV ADR, Class B
                         (Finance).................................................       13,356   $   217,035
                       Perez Cos. SA (Multi-industry)..............................       26,400       149,220
                       Telecommunications Argentina ADR (Information Technology)...        8,500       228,438
                       Telefonica de Argentina SA ADR (Utilities)..................        9,800       283,587
                       TV Azteca SA de CV ADR (Information & Entertainment)+.......       32,700       147,150
                                                                                                   ------------
                                                                                                     1,025,430
                                                                                                   ------------
                       BRAZIL -- 7.7%
                       Aracruz Celulose SA ADR (Materials).........................       20,608       391,552
                       Companhia Energetica de Minas Gerais ADR (Materials)........       24,733       430,446
                       Companhia Siderurgica Nacional (Materials)..................   17,500,000       405,953
                       Companhia Vale do Rio Doce ADR (Materials)..................       29,415       582,711
                       Petroleo Brasileiro SA ADR (Energy)+........................       28,600       412,120
                       Tele Centro Sul Participacoes SA ADR (Information
                         Technology)...............................................        9,900       527,794
                       Telesp Celular Participacoes SA ADR (Information
                         Technology)...............................................       37,000       962,000
                       Telesp Participacoes SA ADR (Information Technology)........       47,688       846,462
                                                                                                   ------------
                                                                                                     4,559,038
                                                                                                   ------------
                       CHILE -- 3.1%
                       Banco Santiago ADR (Finance)................................       24,200       517,275
                       Chilectra SA ADR (Utilities)................................        9,805       202,585
                       Compania Cervecerias Unidas SA ADR (Consumer Staples).......       16,200       424,238
                       Compania de Telecomunicaciones de Chile SA ADR
                         (Utilities)...............................................       27,700       706,350
                                                                                                   ------------
                                                                                                     1,850,448
                                                                                                   ------------
                       CHINA -- 0.7%
                       Beijing Yanhua Petrochemical (Materials)....................      797,000       158,135
                       Shandong International Power Development Co., Ltd.
                         (Utilities)...............................................      548,000        91,079
                       Shanghai Petrochemical (Materials)..........................      821,000       157,608
                                                                                                   ------------
                                                                                                       406,822
                                                                                                   ------------
                       CROATIA -- 0.6%
                       Pliva DD GDR (Healthcare)...................................       24,900       371,239
                                                                                                   ------------
                       CZECH REPUBLIC -- 0.7%
                       Ceske Radiokomunikace GDR (Information &
                         Entertainment)*(1)........................................       11,631       427,320
                                                                                                   ------------
                       EGYPT -- 0.4%
                       EFG Hermes Holding SAE GDR (Finance)*(1)....................       22,600       237,300
                                                                                                   ------------
                       GREECE -- 3.4%
                       Commercial Bank of Greece (Finance).........................       12,350     1,185,665
                       Hellenic Telecommunications Organization SA (Information
                         Technology)+..............................................       28,624       602,313
                       Panafon Hellenic Telecom SA (Information Technology)........        5,600       139,194

                                                           ---------------------
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
                                         COMMON STOCK (CONTINUED)                      SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       GREECE (continued)
                       STET Hellas Telecommunications SA ADR (Information
                         Technology)...............................................        5,300   $   118,588
                                                                                                   ------------
                                                                                                     2,045,760
                                                                                                   ------------
                       HONG KONG -- 2.2%
                       China Telecom Ltd. (Information Technology)+................      106,000       316,842
                       China Resources Enterprise Ltd. (Energy)....................      134,000       208,900
                       Dao Heng Bank Group Ltd. (Finance)..........................       37,000       188,299
                       Hengan International Group Ltd. (Consumer Staples)..........      252,000       107,955
                       Johnson Electric Holdings Ltd. (Industrial & Commercial)....       37,000       153,499
                       Legend Holdings Ltd. (Information Technology)...............      187,000       175,879
                       Yanzhou Coal Mining Co. Ltd. (Energy).......................      412,000       159,245
                                                                                                   ------------
                                                                                                     1,310,619
                                                                                                   ------------
                       HUNGARY -- 1.3%
                       Magyar Tavkozlesi RT ADR (Information Technology)...........       15,900       494,887
                       Mol Magyar Olajes Gazipall RT GDR (Utilities)...............       10,300       275,967
                                                                                                   ------------
                                                                                                       770,854
                                                                                                   ------------
                       INDIA -- 9.4%
                       Bharat Heavy Electricals Ltd. (Industrial & Commercial).....       34,700       204,918
                       Britannia Industries Ltd. (Consumer Staples)................          200         5,998
                       Bses Ltd. (Utilities).......................................       24,200        85,970
                       Cipla Ltd. (Healthcare).....................................        5,300       230,571
                       Gujarat Ambuja Cements Ltd. (Materials).....................       31,500       281,938
                       HDFC Bank Ltd. (Finance)....................................        5,500       305,539
                       Hindalco Industries Ltd. (Materials)........................       12,300       235,927
                       Hindustan Lever Ltd. (Consumer Staples).....................       11,700       737,086
                       Hindustan Petroleum Corp. Ltd. (Energy).....................       31,500       180,571
                       Infosys Technologies Ltd. (Information Technology)..........        2,600       289,689
                       ITC Ltd. (Finance)..........................................       14,200       324,979
                       Larsen & Toubro Ltd. (Industrial & Commercial)..............       42,000       310,277
                       Mahanagar Telephone Nigam Ltd. GDR (Information
                         Technology)*..............................................       42,200       202,482
                       Mahindra & Mahindra Ltd. (Consumer Discretionary)...........       18,200       159,958
                       Makhteshim Agan Industries (Materials)......................      136,800       290,465
                       NIIT Ltd. (Information Technology)..........................        5,350       267,895
                       Ranbaxy Laboratories Ltd. (Healthcare)......................        9,600       195,986
                       Reliance Industries Ltd. (Consumer Discretionary)...........       93,500       383,706
                       Satyam Computer Services Ltd. (Information Technology)......        8,000       310,035
                       State Bank of India (Finance)...............................       35,000       198,212
                       Zee Telefilms Ltd. (Information & Entertainment)............        7,200       354,104
                                                                                                   ------------
                                                                                                     5,556,306
                                                                                                   ------------
                       INDONESIA -- 1.7%
                       PT Astra International (Consumer Discretionary).............      336,000       158,421
                       PT Gudang Garam (Consumer Staples)..........................       72,500       201,389
                       PT Indofoods Sukses Makmur Tbk (Consumer Staples)...........      120,000       145,614
                       PT Indonesian Satellite Corp. ADR (Information
                         Technology)...............................................        5,400        88,763
                       PT Semen Gresik Tbk (Materials).............................       78,500       171,288
                       PT Telekomunikasi Indonesia (Information Technology)........      407,160       183,043
                       PT Telekomunikasi Indonesia ADR (Information Technology)+...        9,364        88,958
                                                                                                   ------------
                                                                                                     1,037,476
                                                                                                   ------------
                       ISRAEL -- 3.2%
                       Bank Leumi Le Israel (Finance)..............................      306,000       537,146
                       ECI Telecommunications Ltd. (Information Technology)........        9,100       308,831
                       Formula Systems Ltd. (Information Technology)...............       11,200       307,561
                       Gilat Satellite Networks Ltd. (Information Technology)+.....        6,300       332,325
                       Orbotech Ltd. (Information Technology)+.....................        1,500        79,875

---------------------

                                         COMMON STOCK (CONTINUED)                      SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       ISRAEL (continued)
                       Sapiens International Corp. (Information Technology)........       31,000   $   313,875
                                                                                                   ------------
                                                                                                     1,879,613
                                                                                                   ------------
                       KOREA -- 1.3%
                       Hyundai Motor Co. (Consumer Discretionary)..................        9,900       309,298
                       LG Chemicals (Materials)....................................        7,400       224,429
                       Shinsegae Department Street Co. (Consumer Discretionary)....        2,900       212,048
                                                                                                   ------------
                                                                                                       745,775
                                                                                                   ------------
                       MALAYSIA -- 3.0%
                       Berjaya Sports Toto Berhad (Information & Entertainment)....      140,000       298,421
                       Commerce Asset Holding Berhad (Finance).....................       77,000       182,368
                       IJM Corp. Berhad (Industrial & Commercial)..................      365,000       305,447
                       Jaya Tiasa Holdings Berhad (Consumer Discretionary).........       99,000       213,632
                       Public Bank Berhad (Finance)................................      283,000       210,016
                       Telekom Malaysia Berhad (Information Technology)............       45,000       143,290
                       UMW Holdings Berhad (Industrial & Commercial)...............      115,000       249,671
                       United Engineers Berhad (Industrial & Commercial)...........       43,000        77,513
                       WTK Holdings Berhad (Materials).............................       45,000       120,789
                                                                                                   ------------
                                                                                                     1,801,147
                                                                                                   ------------
                       MEXICO -- 13.7%
                       Alfa SA de CV, Class A (Multi-industry)+....................      113,900       398,171
                       Cemex SA de CV, Class B (Materials).........................      241,431     1,045,679
                       Coca Cola Femsa SA ADR (Consumer Staples)+..................       13,829       226,450
                       Corporacion Interam Enterprises SA (Information &
                         Entertainment)............................................       96,400       254,413
                       Corporacion Moctezuma (Materials)...........................      215,484       266,001
                       Fomento Economico Mexicano SA de CV ADR (Consumer
                         Staples)..................................................      157,678       542,820
                       Grupo Carso Global Telecom (Information Technology)+........       45,306       264,691
                       Grupo Financiero Banamex Accival SA de CV (Finance).........      234,324       506,202
                       Grupo Imsa SA de CV ADR (Multi-industry)....................       18,375       330,750
                       Grupo Mexico SA (Materials).................................      127,505       514,253
                       Grupo Modelo SA de CV Class C (Consumer Staples)............      112,700       311,823
                       Grupo Televisa SA de CV GDR (Information &
                         Entertainment)+...........................................       37,100     1,419,075
                       Telefonos de Mexico SA ADR (Utilities)......................       27,500     2,076,250
                                                                                                   ------------
                                                                                                     8,156,578
                                                                                                   ------------
                       PHILIPPINES -- 2.3%
                       Ayala Land, Inc. (Real Estate)..............................      204,100        58,314
                       Bank of Philippine Islands (Finance)........................       55,200       166,317
                       Benpres Holdings Corp. (Multi-industry).....................      735,000       160,364
                       Cosmos Bottling Co. (Consumer Staples)......................      391,200        26,927
                       International Container Systems, Inc. (Materials)...........    2,046,000       217,886
                       Manila Electric Co. (Utilities).............................       51,100       163,254
                       Philippine Long Distance Telephone Co. (Utilities)..........        6,400       184,519
                       San Miguel, Fabricas de Cerveza y Malta, SA (Consumer
                         Staples)..................................................       87,290       163,244
                       SM Prime Holdings, Inc. (Real Estate).......................    1,032,300       195,735
                                                                                                   ------------
                                                                                                     1,336,560
                                                                                                   ------------
                       POLAND -- 1.8%
                       @Entertainment, Inc. (Information & Entertainment)..........       21,200       398,825
                       Agora SA GDR (Information & Entertainment)*.................       19,000       223,250
                       Agora SA GDR (Information & Entertainment)..................       10,400       122,200
                       Orbis SA (Information & Entertainment)......................       34,700       304,283
                                                                                                   ------------
                                                                                                     1,048,558
                                                                                                   ------------

                                                           ---------------------

                                         COMMON STOCK (CONTINUED)                      SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       RUSSIA -- 1.1%
                       Surgutneftegaz Oil Co. ADR (Energy).........................       39,600   $   364,320
                       Vimpel-Communication SP ADR (Information Technology)+.......       15,600       286,650
                                                                                                   ------------
                                                                                                       650,970
                                                                                                   ------------
                       SINGAPORE -- 0.6%
                       Asia Pulp & Paper Ltd. ADR (Materials)+.....................       16,000       122,000
                       Del Monte Pacific Ltd. (Consumer Staples)...................      372,800       234,870
                                                                                                   ------------
                                                                                                       356,870
                                                                                                   ------------
                       SOUTH AFRICA -- 3.3%
                       ABSA Group Ltd. (Finance)...................................       64,900       359,649
                       Datatec Ltd. (Information Technology).......................       13,400       173,955
                       Impala Platinum Holdings Ltd. (Materials)...................       15,637       497,847
                       Johnnies Industries Corp. (Consumer Discretionary)..........       56,600       389,426
                       Kersaf Investments Ltd. (Information & Entertainment).......       60,400       253,852
                       Theta Group Ltd. (Finance)..................................       86,000       267,943
                                                                                                   ------------
                                                                                                     1,942,672
                                                                                                   ------------
                       SOUTH KOREA -- 14.6%
                       Dacom Corp. (Information Technology)........................        2,008       245,265
                       Daelim Industrial Co. (Industrial & Commercial).............       14,400       250,071
                       Hanwha Chemical Corp. (Materials)...........................          131           980
                       Housing & Commercial Bank, Korea (Finance)..................        9,850       240,623
                       Kook Min Bank (Finance).....................................       19,200       290,353
                       Korea Chemical Co. (Materials)..............................        2,130       176,630
                       Korea Electric Power Corp. (Utilities)......................       31,100     1,108,592
                       Korea Mobile Telecommunications Corp. (Information &
                         Entertainment)............................................          553       689,240
                       Korea Telecom Corp. ADR (Utilities).........................        6,500       239,281
                       Korea Telecom Corp. (Utilities).............................        9,200       645,949
                       Lg Electronics, Inc. (Information & Entertainment)..........        9,800       469,846
                       Pohang Iron & Steel Co., Ltd. (Materials)...................        4,500       553,386
                       Samsung Co. (Industrial & Commercial).......................       14,200       266,656
                       Samsung Display Devices Co. (Information Technology)........        3,450       203,531
                       Samsung Electronics, Co. (Information Technology)...........       13,196     2,072,326
                       Samsung Fire & Marine Insurance Co. (Finance)+..............        5,720       297,525
                       Samsung Securities Co. (Finance)............................        8,454       456,593
                       Shinhan Bank (Finance)......................................       25,400       232,156
                       Yukong Ltd. (Energy)........................................       10,051       256,390
                                                                                                   ------------
                                                                                                     8,695,393
                                                                                                   ------------
                       TAIWAN -- 9.6%
                       Acer Peripherals, Inc. (Information Technology).............       85,000       181,917
                       Acer, Inc. GDR (Information Technology).....................       16,215       152,359
                       ASE Test Ltd. (Information Technology)......................       80,811       201,777
                       ASE Test Ltd. (Information Technology)+.....................       13,500       290,250
                       Asustek Computer, Inc. (Information Technology).............       40,400       429,814
                       Bank Sinopac (Finance)......................................      472,477       262,324
                       Cathay Life Insurance Co. (Finance).........................      140,300       396,008
                       China Steel Corp. (Materials)...............................      270,900       184,017
                       Chinatrust Commercial Bank (Finance)........................      214,600       192,368
                       Evergreen Marine Corp. (Industrial & Commercial)............      201,000       223,195
                       Far East Textile Ltd. (Consumer Discretionary)..............      201,000       257,485
                       Hon Hai Precision Industry Co. Ltd. (Information
                         Technology)+..............................................       65,492       351,430
                       Hua Nan Commercial Bank (Finance)...........................       98,000       156,545
                       President Chain Stores Corp. (Consumer Discretionary).......      101,031       289,869
                       Quanta Computer, Inc. (Information Technology)..............       28,000       293,548
                       Taishin International Bank (Finance)........................      233,000       145,986
                       Taiwan Semiconductor Manufacturing Co., Ltd. ADR
                         (Information Technology)..................................      288,460     1,011,042

---------------------

                                         COMMON STOCK (CONTINUED)                      SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       TAIWAN (continued)
                       United Micro Electronics Corp. (Information Technology).....      215,800   $   421,694
                       Winbond Electronics Corp. GDR (Information Technology)......       22,800       287,531
                                                                                                   ------------
                                                                                                     5,729,159
                                                                                                   ------------
                       THAILAND -- 2.5%
                       Advanced Information Services PCL (Information &
                         Entertainment)............................................       32,200       389,464
                       Bangkok Bank PCL (Finance)..................................       82,300       258,812
                       Electricity Generating PCL (Utilities)......................       27,400        51,920
                       Italian-Thai Development PCL (Industrial & Commercial)......       17,200        33,748
                       National Finance & Securities Co., Ltd. PCL (Finance).......      178,500        92,357
                       National Petrochemical PCL (Materials)......................      121,800       117,855
                       Siam City Cement PCL (Materials)............................        8,700       209,520
                       Thai Farmers Bank PCL (Finance).............................       86,100       218,692
                       United International Broadcasting Corp. PCL (Information &
                         Entertainment)............................................      171,200       119,640
                                                                                                   ------------
                                                                                                     1,492,008
                                                                                                   ------------
                       TURKEY -- 4.0%
                       Akbank TAS (Finance)........................................   30,797,300       537,938
                       Haci Omer Sabanci Holdings AS ADR (Finance)*................       58,220       417,728
                       Hurriyet Gazetecilik ve Metbaacilik AS (Information &
                         Entertainment)............................................   37,600,000       297,732
                       Migros Turk TAS (Consumer Discretionary)....................      543,600       237,377
                       Tupras-Turkiye Petrol Refinerileri AS (Energy)..............    3,741,900       309,370
                       Vestel Elektronik Sanayi ve Ticaret AS (Information
                         Technology)...............................................    1,734,500       258,531
                       Yapi Ve Kredi Bankasi AS GDR (Finance)*.....................        6,983       110,327
                       Yapi Ve Kredi Bankasi AS GDR (Finance)......................       14,604       230,743
                                                                                                   ------------
                                                                                                     2,399,746
                                                                                                   ------------
                       UNITED KINGDOM -- 2.8%
                       Billiton PLC (Materials)....................................      116,000       483,765
                       Lonrho PLC (Multi-industry).................................       48,438       488,114
                       Old Mutual PLC (Finance)....................................      323,500       663,235
                                                                                                   ------------
                                                                                                     1,635,114
                                                                                                   ------------
                       TOTAL COMMON STOCK (cost $48,518,906).......................                 57,468,775
                                                                                                   ------------


                                         PREFERRED STOCK -- 1.7%
                       ----------------------------------------------------------------------------------------
                       BRAZIL -- 1.2%
                       Banco Bradesco SA (Finance).................................          190             1
                       Banco Itau SA (Finance)+(1).................................      423,000       206,901
                       Companhia Paulista De Forca E Luz SA (Utilities)............           68             4
                       Empresa Brasileira de Aeronautica SA (Industrial &
                         Commercial)...............................................       86,180       242,306
                       Gerdau SA (Materials).......................................   15,900,000       257,742
                       Telecomunicacoes de Sao Paulo SA (Utilities)................          901            91
                                                                                                   ------------
                                                                                                       707,045
                                                                                                   ------------
                       THAILAND -- 0.5%
                       Siam Commercial Bank (Finance)..............................      267,800       331,106
                                                                                                   ------------
                       TOTAL PREFERRED STOCK (cost $848,522).......................                  1,038,151
                                                                                                   ------------

                                                           ---------------------

                                             RIGHTS -- 0.0%+                           RIGHTS         VALUE
                       ----------------------------------------------------------------------------------------
                       MEXICO -- 0.0%
                       Corporacion Interamericana de Entretenimiento SA 8/05/99
                         (Consumer Discretionary)..................................       16,637   $         0
                                                                                                   ------------
                       TAIWAN -- 0.0%
                       Asustek Computer, Inc. 8/21/99 (Information
                         Technology)(1)............................................       40,400           188
                       Quanta Computer, Inc. 9/21/99 (Information Technology)(1)...       28,000           102
                                                                                                   ------------
                                                                                                           290
                                                                                                   ------------
                       TOTAL RIGHTS (cost $289)....................................                        290
                                                                                                   ------------

                       WARRANTS -- 0.0%+                                              WARRANTS
                       ----------------------------------------------------------------------------------------
                       SINGAPORE -- 0.0%
                       Asia Pulp & Paper Ltd. 7/27/00 (Materials)(costs $0)........        5,000         7,500
                                                                                                   ------------
                       TOTAL INVESTMENT SECURITIES (cost $49,367,717)..............                 58,514,715
                                                                                                   ------------

                                                                                      PRINCIPAL
                                      SHORT-TERM SECURITIES -- 0.4%                    AMOUNT
                       ----------------------------------------------------------------------------------------
                       GERMANY -- 0.4%
                       UBS AG 3.00% 2000(1)(cost $199,346).........................  $    58,000       213,568
                                                                                                   ------------
                       REPURCHASE AGREEMENT -- 0.8%
                       ----------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENT -- 0.8%
                       Agreement with SBC Warburg Dillon Read LLC, bearing interest at 5.03%, dated 7/30/99, to be repurchased 8/02/99 in the
                         amount of $496,208 and collateralized by $444,000 of U.S.
                         Treasury Bonds, bearing interest at 7.25%, due 8/15/22 and
                         having an approximate value of $505,761 (cost $496,000)...      496,000       496,000
                                                                                                   ------------

                       TOTAL INVESTMENTS --
                         (cost $50,063,063)                                 99.6%                   59,224,283
                       Other assets less liabilities --                      0.4                       213,294
                                                                           ------                 ------------
                       NET ASSETS --                                       100.0%                 $ 59,437,577
                                                                           ======                 ============

             ----------------------------

              +   Non-income producing securities
              * Resale restricted to qualified institutional buyers ADR -- American Depository Receipt
              GDR -- Global Depository Receipt
              (1) Fair valued security; see Note 2

              See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF ASSETS AND LIABILITIES
    JULY 31, 1999 (UNAUDITED)

                                                   CASH        CORPORATE        GLOBAL       HIGH-YIELD     WORLDWIDE
                                                MANAGEMENT        BOND           BOND           BOND       HIGH INCOME
   --------------------------------------------------------------------------------------------------------------------
   ASSETS:
   Investment securities, at value*..........  $         --   $167,750,275   $118,873,725   $294,120,729   $110,755,194
   Short-term securities*....................   371,728,808      7,795,472      6,748,670             --      2,368,470
   Repurchase agreements (cost equals
    market)..................................    69,390,000             --             --      8,960,000      1,011,000
   Cash......................................            --            360             28            750        616,896
   Foreign currency..........................            --             --        192,466             --         40,714
   Receivables for--
    Fund shares sold.........................    35,922,502        160,318        118,151        244,061         46,552
    Dividends and accrued interest...........     1,715,235      3,307,426      2,047,936      6,131,075      2,786,716
    Sales of investments.....................            --      1,885,429     10,442,839     10,497,432      1,055,320
    Foreign currency contracts...............            --             --      8,556,002             --             --
    Variation margin on futures contracts....            --             --             --             --         50,925
   Prepaid expenses..........................         1,930            833            956          1,983            938
   Due from Adviser..........................            --             --             --             --             --
   Deferred organizational expenses..........            --             --             --             --             --
   Unrealized appreciation on forward foreign
    currency contracts.......................            --             --        868,287             --          1,214
                                               ------------------------------------------------------------------------
                                                478,758,475    180,900,113    147,849,060    319,956,030    118,733,939
                                               ------------------------------------------------------------------------
   LIABILITIES:
   Payables for--
    Fund shares redeemed.....................     2,731,084        462,027        513,168      3,689,316        116,452
    Purchases of investments.................            --      2,288,833      7,820,730      1,897,688      1,035,230
    Management fees..........................       161,073         93,702         74,605        169,442        100,299
    Foreign currency contracts...............            --             --      8,563,829             --             --
    Variation margin on futures contracts....            --             --             --             --             --
   Other accrued expenses....................        56,032         36,289         59,913         40,011         40,060
   Unrealized depreciation on forward foreign
    currency contracts.......................            --             --      3,137,459             --         51,553
   Written call options at value# ...........            --             --             --             --             --
   Due to custodian..........................           921             --             --             --             --
   Due to Adviser............................            --             --             --             --             --
                                               ------------------------------------------------------------------------
                                                  2,949,110      2,880,851     20,169,704      5,796,457      1,343,594
                                               ------------------------------------------------------------------------
   NET ASSETS................................  $475,809,365   $178,019,262   $127,679,356   $314,159,573   $117,390,345
                                               ========================================================================
   Shares of beneficial interest outstanding
    (unlimited shares authorized)............    43,646,883     15,290,281     10,982,920     27,272,546     10,700,084
   Net asset value per share.................  $      10.90   $      11.64   $      11.63   $      11.52   $      10.97
                                               ========================================================================
   COMPOSITION OF NET ASSETS:
   Capital paid in...........................  $455,427,156   $173,162,068   $117,358,256   $303,342,266   $133,649,356
   Accumulated undistributed net investment
    income (loss)............................    20,533,243     13,926,587      6,857,148     45,921,112     19,662,159
   Accumulated undistributed net realized
    gain (loss) on investments, futures
    contracts and options contracts..........         5,472       (660,206)     6,312,143     (9,317,048)   (32,338,587)
   Unrealized appreciation (depreciation) on
    investments..............................      (156,506)    (8,409,187)      (626,938)   (25,786,757)    (3,583,426)
   Unrealized foreign exchange gain (loss) on
    other assets and liabilities.............            --             --     (2,221,253)            --        (50,082)
   Unrealized appreciation (depreciation) on
    futures and written options contracts....            --             --             --             --         50,925
                                               ------------------------------------------------------------------------
                                               $475,809,365   $178,019,262   $127,679,356   $314,159,573   $117,390,345
                                               ========================================================================
   ---------------
   * Cost
    Investment securities....................  $         --   $176,180,281   $119,480,703   $319,907,486   $114,173,269
                                               ========================================================================
    Short-term securities....................  $371,885,314   $  7,774,653   $  6,768,630   $         --   $  2,533,821
                                               ========================================================================
   # Proceeds from written call options......  $         --   $         --   $         --   $         --   $         --
                                               ========================================================================


                                                SUNAMERICA
                                                 BALANCED
   ---------------------------------------------------------------------
   ASSETS:
   Investment securities, at value*..........  $301,965,393
   Short-term securities*....................            --
   Repurchase agreements (cost equals
    market)..................................    83,347,000
   Cash......................................           997
   Foreign currency..........................            --
   Receivables for--
    Fund shares sold.........................     1,113,838
    Dividends and accrued interest...........       682,313
    Sales of investments.....................     1,109,639
    Foreign currency contracts...............            --
    Variation margin on futures contracts....            --
   Prepaid expenses..........................           639
   Due from Adviser..........................            --
   Deferred organizational expenses..........            --
   Unrealized appreciation on forward foreign
    currency contracts.......................            --
                                               ------------
                                                388,219,819
                                               ------------
   LIABILITIES:
   Payables for--
    Fund shares redeemed.....................       214,841
    Purchases of investments.................    64,277,016
    Management fees..........................       171,905
    Foreign currency contracts...............            --
    Variation margin on futures contracts....            --
   Other accrued expenses....................        30,354
   Unrealized depreciation on forward foreign
    currency contracts.......................            --
   Written call options at value# ...........            --
   Due to custodian..........................            --
   Due to Adviser............................            --
                                               ------------
                                                 64,694,116
                                               ------------
   NET ASSETS................................  $323,525,703
                                               ============
   Shares of beneficial interest outstanding
    (unlimited shares authorized)............    18,486,583
   Net asset value per share.................  $      17.50
                                               ============
   COMPOSITION OF NET ASSETS:
   Capital paid in...........................  $284,539,777
   Accumulated undistributed net investment
    income (loss)............................     4,804,880
   Accumulated undistributed net realized
    gain (loss) on investments, futures
    contracts and options contracts..........     7,038,934
   Unrealized appreciation (depreciation) on
    investments..............................    27,142,112
   Unrealized foreign exchange gain (loss) on
    other assets and liabilities.............            --
   Unrealized appreciation (depreciation) on
    futures and written options contracts....            --
                                               ------------
                                               $323,525,703
                                               ============
   ---------------
   * Cost
    Investment securities....................  $274,823,281
                                               ============
    Short-term securities....................  $         --
                                               ============
   # Proceeds from written call options......  $         --
                                               ============

    See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF ASSETS AND LIABILITIES (continued)
    JULY 31, 1999 (UNAUDITED)

                                                            MFS TOTAL        ASSET                        EQUITY        EQUITY
                                                              RETURN       ALLOCATION      UTILITY        INCOME         INDEX
   ------------------------------------------------------------------------------------------------------------------------------
   ASSETS:
   Investment securities, at value*......................  $178,376,650   $677,572,934   $104,243,931   $ 5,291,252   $18,888,875
   Short-term securities*................................     7,238,596     10,069,559      4,626,000            --       198,850
   Repurchase agreements (cost equals market)............            --     72,134,000             --       539,000     3,064,000
   Cash..................................................       125,286             --            963           171           782
   Foreign currency......................................            29             --             --            --            --
   Receivables for--
    Fund shares sold.....................................       202,582        286,860        257,545        59,841       315,018
    Dividends and accrued interest.......................     1,205,110      3,119,910        318,104        14,536        13,700
    Sales of investments.................................     1,143,281     12,710,301      2,514,600            --        13,500
    Foreign currency contracts...........................            --             --             --            --            --
    Variation margin on futures contracts................            --             --             --            --            --
   Prepaid expenses......................................           929          4,955            332            --            --
   Due from Adviser......................................            --             --             --         2,797         6,371
   Deferred organizational expenses......................            --             --             --            --            --
   Unrealized appreciation on forward foreign currency
    contracts............................................            --         37,641             --            --            --
                                                           ----------------------------------------------------------------------
                                                            188,292,463    775,936,160    111,961,475     5,907,597    22,501,096
                                                           ----------------------------------------------------------------------
   LIABILITIES:
   Payables for--
    Fund shares redeemed.................................       311,678        495,841        407,652        50,147         1,516
    Purchases of investments.............................       504,296     62,308,085      5,867,568            --            --
    Management fees......................................       105,898        364,685         66,611         3,281         7,397
    Foreign currency contracts...........................            --             --             --            --            --
    Variation margin on futures contracts................            --          6,611             --            --        40,500
   Other accrued expenses................................        42,238         76,083         28,761        19,471         9,685
   Unrealized depreciation on forward foreign currency
    contracts............................................            --        281,082             --            --            --
   Written call options at value# .......................            --         42,931             --            --            --
   Due to custodian......................................            --         21,106             --            --            --
   Due to Adviser........................................            --             --             --            --            --
                                                           ----------------------------------------------------------------------
                                                                964,110     63,596,424      6,370,592        72,899        59,098
                                                           ----------------------------------------------------------------------
   NET ASSETS............................................  $187,328,353   $712,339,736   $105,590,883   $ 5,834,698   $22,441,998
                                                           ======================================================================
   Shares of beneficial interest outstanding (unlimited
    shares authorized)...................................    11,375,071     46,002,587      6,850,565       530,018     1,976,330
   Net asset value per share.............................  $      16.47   $      15.48   $      15.41   $     11.01   $     11.36
                                                           ======================================================================
   COMPOSITION OF NET ASSETS:
   Capital paid in.......................................  $154,884,664   $624,611,554   $ 91,661,587   $ 5,329,363   $21,311,313
   Accumulated undistributed net investment
    income (loss)........................................     5,866,816     31,503,635      3,315,430        64,190        86,835
   Accumulated undistributed net realized gain (loss) on
    investments, futures contracts and options
    contracts............................................    22,044,792     53,559,633      5,376,848       115,946        75,838
   Unrealized appreciation (depreciation) on
    investments..........................................     4,532,012      2,709,919      5,237,018       325,199     1,108,512
   Unrealized foreign exchange gain (loss) on other
    assets and liabilities...............................            69       (233,666)            --            --            --
   Unrealized appreciation (depreciation) on futures and
    written options contracts............................            --        188,661             --            --      (140,500)
                                                           ----------------------------------------------------------------------
                                                           $187,328,353   $712,339,736   $105,590,883   $ 5,834,698   $22,441,998
                                                           ======================================================================
   ---------------
   * Cost
    Investment securities................................  $173,844,638   $674,853,468   $ 99,006,913   $ 4,966,053   $17,780,363
                                                           ======================================================================
    Short-term securities................................  $  7,238,596   $ 10,079,106   $  4,626,000   $        --   $   198,850
                                                           ======================================================================
   # Proceeds from written call options..................  $         --   $    156,950   $         --   $        --   $        --
                                                           ======================================================================

                                                              GROWTH-         FEDERATED
                                                               INCOME           VALUE
   ------------------------------------------------------  ------------------------------
   ASSETS:
   Investment securities, at value*......................  $1,349,674,029   $ 196,339,588
   Short-term securities*................................     127,971,897              --
   Repurchase agreements (cost equals market)............              --              --
   Cash..................................................         100,924       2,183,955
   Foreign currency......................................              --              --
   Receivables for--
    Fund shares sold.....................................       1,490,377         553,751
    Dividends and accrued interest.......................         566,437         182,327
    Sales of investments.................................       6,075,436         243,839
    Foreign currency contracts...........................              --              --
    Variation margin on futures contracts................              --              --
   Prepaid expenses......................................           6,035             737
   Due from Adviser......................................              --              --
   Deferred organizational expenses......................              --              --
   Unrealized appreciation on forward foreign currency
    contracts............................................              --              --
                                                           ------------------------------
                                                            1,485,885,135     199,504,197
                                                           ------------------------------
   LIABILITIES:
   Payables for--
    Fund shares redeemed.................................       2,135,337         775,872
    Purchases of investments.............................      21,717,421         591,173
    Management fees......................................         678,715         126,699
    Foreign currency contracts...........................              --              --
    Variation margin on futures contracts................         292,500              --
   Other accrued expenses................................          59,076          34,436
   Unrealized depreciation on forward foreign currency
    contracts............................................              --              --
   Written call options at value# .......................              --              --
   Due to custodian......................................              --              --
   Due to Adviser........................................              --              --
                                                          -------------------------------
                                                               24,883,049       1,528,180
                                                          -------------------------------
   NET ASSETS............................................  $1,461,002,086   $ 197,976,017
                                                          ===============================
   Shares of beneficial interest outstanding (unlimited
    shares authorized)...................................      49,003,454      11,159,590
   Net asset value per share.............................  $        29.81   $       17.74
                                                           ==============================
   COMPOSITION OF NET ASSETS:
   Capital paid in.......................................  $  915,841,227   $ 159,512,249
   Accumulated undistributed net investment
    income (loss)........................................      10,236,529       2,496,584
   Accumulated undistributed net realized gain (loss) on
    investments, futures contracts and options
    contracts............................................     121,053,066      13,660,513
   Unrealized appreciation (depreciation) on
    investments..........................................     413,850,951      22,306,671
   Unrealized foreign exchange gain (loss) on other
    assets and liabilities...............................              --              --
   Unrealized appreciation (depreciation) on futures and
    written options contracts............................          20,313              --
                                                           ------------------------------
                                                           $1,461,002,086   $ 197,976,017
                                                           ==============================
   ---------------
   * Cost
    Investment securities................................  $  935,823,078   $ 174,032,917
                                                           ==============================
    Short-term securities................................  $  127,971,897   $          --
                                                           ==============================
   # Proceeds from written call options..................  $           --   $          --
                                                           ==============================

    See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF ASSETS AND LIABILITIES (continued)
    JULY 31, 1999 (UNAUDITED)

                                                                                                    MFS
                                                  VENTURE        "DOGS" OF        ALLIANCE       GROWTH AND       PUTNAM
                                                   VALUE        WALL STREET        GROWTH          INCOME         GROWTH
   ------------------------------------------------------------------------------------------------------------------------
   ASSETS:
   Investment securities, at value*..........  $2,068,648,179   $112,257,491   $2,183,856,689   $292,776,358   $597,214,323
   Short-term securities*....................      38,689,555             --       27,654,000     16,096,646             --
   Repurchase agreements (cost equals
    market)..................................      17,065,000      1,353,000               --             --      7,363,000
   Cash......................................           4,860            555              268        222,220            741
   Foreign currency..........................              --             --               --             47             --
   Receivables for--
    Fund shares sold.........................       1,683,628        146,543        2,598,657        299,761      1,214,780
    Dividends and accrued interest...........       1,458,059        100,148          606,698        257,053        239,496
    Sales of investments.....................       5,497,292             --        2,066,418        322,903        963,183
    Foreign currency contracts...............              --             --               --        125,090             --
    Variation margin on futures contracts....              --             --               --             --             --
   Prepaid expenses..........................          10,587            199            7,691          2,497          2,472
   Due from Adviser..........................              --             --               --             --             --
   Deferred organizational expenses..........              --          3,329               --             --             --
   Unrealized appreciation on forward foreign
    currency contracts.......................              --             --               --             --             --
                                               ----------------------------------------------------------------------------
                                                2,133,057,160    113,861,265    2,216,790,421    310,102,575    606,997,995
                                               ----------------------------------------------------------------------------
   LIABILITIES:
   Payables for--
    Fund shares redeemed.....................       2,735,388        364,330        7,442,769        557,112        337,130
    Purchases of investments.................       2,930,102      1,111,317       24,119,128      2,012,169      2,805,078
    Management fees..........................       1,346,950         58,456        1,174,264        187,219        400,262
    Foreign currency contracts...............              --             --               --        127,026             --
    Variation margin on futures contracts....              --             --               --             --             --
   Other accrued expenses....................         114,558         25,037           76,759         48,652         42,949
   Unrealized depreciation on forward foreign
    currency contracts.......................              --             --               --             --             --
   Written call options at value# ...........              --             --               --             --             --
   Due to custodian..........................              --             --               --             --             --
   Due to Adviser............................              --             --               --             --             --
                                               ----------------------------------------------------------------------------
                                                    7,126,998      1,559,140       32,812,920      2,932,178      3,585,419
                                               ----------------------------------------------------------------------------
   NET ASSETS................................  $2,125,930,162   $112,302,125   $2,183,977,501   $307,170,397   $603,412,576
                                               ============================================================================
   Shares of beneficial interest outstanding
    (unlimited shares authorized)............      80,035,074     10,885,271       61,722,359     17,632,409     25,215,723
   Net asset value per share.................  $        26.56   $      10.32   $        35.38   $      17.42   $      23.93
                                               ============================================================================
   COMPOSITION OF NET ASSETS:
   Capital paid in...........................  $1,474,190,700   $105,280,714   $1,411,357,072   $213,703,000   $420,772,635
   Accumulated undistributed net investment
    income (loss)............................      22,215,513      1,505,494        2,035,378      1,486,861        140,035
   Accumulated undistributed net realized
    gain (loss) on investments, futures
    contracts and options contracts..........     104,722,910      2,877,527      388,017,555     68,613,805     55,453,804
   Unrealized appreciation (depreciation) on
    investments..............................     524,801,039      2,638,390      382,567,496     23,366,152    127,046,102
   Unrealized foreign exchange gain (loss) on
    other assets and liabilities.............              --             --               --            579             --
   Unrealized appreciation (depreciation) on
    futures and written options contracts....              --             --               --             --             --
                                               ----------------------------------------------------------------------------
                                               $2,125,930,162   $112,302,125   $2,183,977,501   $307,170,397   $603,412,576
                                               ============================================================================
   ---------------
   * Cost
    Investment securities....................  $1,543,847,140   $109,619,101   $1,801,289,193   $269,410,206   $470,168,221
                                               ============================================================================
    Short-term securities....................  $   38,689,555   $         --   $   27,654,000   $ 16,096,646   $         --
                                               ============================================================================
   # Proceeds from written call options......  $           --   $         --   $           --   $         --   $         --
                                               ============================================================================

                                                                SMALL
                                                  REAL         COMPANY
                                                 ESTATE         VALUE
   ------------------------------------------  -------------------------
   ASSETS:
   Investment securities, at value*..........  $60,430,308   $ 4,965,504
   Short-term securities*....................           --            --
   Repurchase agreements (cost equals
    market)..................................           --       316,000
   Cash......................................           --           105
   Foreign currency..........................           --            --
   Receivables for--
    Fund shares sold.........................       51,556        24,111
    Dividends and accrued interest...........       91,462         2,651
    Sales of investments.....................    1,558,241        18,479
    Foreign currency contracts...............           --            --
    Variation margin on futures contracts....           --            --
   Prepaid expenses..........................          331            --
   Due from Adviser..........................           --         3,534
   Deferred organizational expenses..........        3,701            --
   Unrealized appreciation on forward foreign
    currency contracts.......................           --            --
                                               -------------------------
                                                62,135,599     5,330,384
                                               -------------------------
   LIABILITIES:
   Payables for--
    Fund shares redeemed.....................       39,282        20,039
    Purchases of investments.................      243,450         7,505
    Management fees..........................       42,817         4,540
    Foreign currency contracts...............           --            --
    Variation margin on futures contracts....           --            --
   Other accrued expenses....................       36,259        18,451
   Unrealized depreciation on forward foreign
    currency contracts.......................           --            --
   Written call options at value# ...........           --            --
   Due to custodian..........................      540,322            --
   Due to Adviser............................           --            --
                                               -------------------------
                                                   902,130        50,535
                                               -------------------------
   NET ASSETS................................  $61,233,469   $ 5,279,849
                                               =========================
   Shares of beneficial interest outstanding
    (unlimited shares authorized)............    6,200,480       498,993
   Net asset value per share.................  $      9.88   $     10.58
                                               =========================
   COMPOSITION OF NET ASSETS:
   Capital paid in...........................  $68,225,856   $ 4,985,244
   Accumulated undistributed net investment
    income (loss)............................    3,400,497       (11,130)
   Accumulated undistributed net realized
    gain (loss) on investments, futures
    contracts and options contracts..........   (5,808,709)       (5,554)
   Unrealized appreciation (depreciation) on
    investments..............................   (4,584,175)      311,289
   Unrealized foreign exchange gain (loss) on
    other assets and liabilities.............           --            --
   Unrealized appreciation (depreciation) on
    futures and written options contracts....           --            --
                                               -------------------------
                                               $61,233,469   $ 5,279,849
                                               =========================
   ---------------
   * Cost
    Investment securities....................  $65,014,483   $ 4,654,215
                                               =========================
    Short-term securities....................  $        --   $        --
                                               =========================
   # Proceeds from written call options......  $        --   $        --
                                               =========================

    See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF ASSETS AND LIABILITIES (continued)
    JULY 31, 1999 (UNAUDITED)

                                                  MFS                      INTERNATIONAL                  INTERNATIONAL
                                                MID-CAP      AGGRESSIVE     GROWTH AND        GLOBAL       DIVERSIFIED
                                                 GROWTH        GROWTH         INCOME         EQUITIES       EQUITIES
   --------------------------------------------------------------------------------------------------------------------
   ASSETS:
   Investment securities, at value*..........  $7,599,057   $177,845,328   $203,322,165    $467,287,021   $333,476,294
   Short-term securities*....................          --             --             --      17,987,000     35,669,000
   Repurchase agreements (cost equals
    market)..................................          --     33,560,000      1,407,000              --             --
   Cash......................................     169,892         72,738      2,142,089             725      2,289,717
   Foreign currency..........................          --             --        108,090       1,477,298        247,654
   Receivables for--
    Fund shares sold.........................     277,822        931,531        540,094         258,961        240,996
    Dividends and accrued interest...........         506         18,532        581,800         696,816        735,879
    Sales of investments.....................   1,101,473      3,879,400        742,999       6,816,756      9,586,294
    Foreign currency contracts...............          --             --      1,277,118         440,989      9,173,755
    Variation margin on futures contracts....          --             --             --              --        427,706
   Prepaid expenses..........................          --            825            596           3,138          5,970
   Due from Adviser..........................       5,158             --             --              --             --
   Deferred organizational expenses..........          --             --          3,701              --             --
   Unrealized appreciation on forward foreign
    currency contracts.......................          --             --             --              --      3,294,585
                                               ------------------------------------------------------------------------
                                                9,153,908    216,308,354    210,125,652     494,968,704    395,147,850
                                               ------------------------------------------------------------------------
   LIABILITIES:
   Payables for--
    Fund shares redeemed.....................     211,636        558,954        177,083      15,255,341        812,191
    Purchases of investments.................      50,386      7,707,416      1,190,340       4,290,537        854,316
    Management fees..........................       4,842        128,677        166,117         302,301        341,236
    Foreign currency contracts...............          --             --      1,263,988         443,811      9,203,157
    Variation margin on futures contracts....          --             --             --              --             --
   Other accrued expenses....................      14,471         27,341         98,691          64,885        189,219
   Unrealized depreciation on forward foreign
    currency contracts.......................          --             --             --              --      4,232,847
   Written call options at value# ...........          --         35,175             --              --             --
   Due to custodian..........................          --             --             --              --             --
   Due to Adviser............................          --             --             --              --             --
                                               ------------------------------------------------------------------------
                                                  281,335      8,457,563      2,896,219      20,356,875     15,632,966
                                               ------------------------------------------------------------------------
   NET ASSETS................................  $8,872,573   $207,850,791   $207,229,433    $474,611,829   $379,514,884
                                               ========================================================================
   Shares of beneficial interest outstanding
    (unlimited shares authorized)............     800,311     12,837,761     15,402,820      24,473,716     27,578,095
   Net asset value per share.................  $    11.09   $      16.19   $      13.45    $      19.39   $      13.76
                                               ========================================================================
   COMPOSITION OF NET ASSETS:
   Capital paid in...........................  $8,743,904   $149,252,236   $174,842,599    $329,520,803   $295,060,513
   Accumulated undistributed net investment
    income (loss)............................      (4,131)       545,366      2,273,934       5,552,487     10,034,209
   Accumulated undistributed net realized
    gain (loss) on investments, futures
    contracts and options contracts..........     360,802     30,217,553     13,070,534      49,422,705     15,853,919
   Unrealized appreciation (depreciation) on
    investments..............................    (228,002)    27,807,364     17,032,527      90,095,123     59,037,652
   Unrealized foreign exchange gain (loss) on
    other assets and liabilities.............          --             --          9,839          20,711       (899,115)
   Unrealized appreciation (depreciation) on
    futures and written options contracts....          --         28,272             --              --        427,706
                                               ------------------------------------------------------------------------
                                               $8,872,573   $207,850,791   $207,229,433    $474,611,829   $379,514,884
                                               ========================================================================
   ---------------
   * Cost
    Investment securities....................  $7,827,059   $150,037,964   $186,289,638    $377,191,898   $274,438,642
                                               ========================================================================
    Short-term securities....................  $       --   $         --   $         --    $ 17,987,000   $ 35,669,000
                                               ========================================================================
   # Proceeds from written call options......  $       --   $     63,447   $         --    $         --   $         --
                                               ========================================================================


                                                EMERGING
                                                 MARKETS
   ------------------------------------------  -----------
   ASSETS:
   Investment securities, at value*..........  $58,514,715
   Short-term securities*....................      213,568
   Repurchase agreements (cost equals
    market)..................................      496,000
   Cash......................................           --
   Foreign currency..........................      111,654
   Receivables for--
    Fund shares sold.........................      123,310
    Dividends and accrued interest...........      127,787
    Sales of investments.....................    1,359,314
    Foreign currency contracts...............      156,036
    Variation margin on futures contracts....           --
   Prepaid expenses..........................          173
   Due from Adviser..........................           --
   Deferred organizational expenses..........        3,701
   Unrealized appreciation on forward foreign
    currency contracts.......................           --
                                               -----------
                                                61,106,258
                                               -----------
   LIABILITIES:
   Payables for--
    Fund shares redeemed.....................       41,545
    Purchases of investments.................    1,288,104
    Management fees..........................       64,762
    Foreign currency contracts...............      156,361
    Variation margin on futures contracts....           --
   Other accrued expenses....................       67,647
   Unrealized depreciation on forward foreign
    currency contracts.......................           --
   Written call options at value# ...........           --
   Due to custodian..........................       27,157
   Due to Adviser............................       23,105
                                              ------------
                                                 1,668,681
                                              ------------
   NET ASSETS................................  $59,437,577
                                              ============
   Shares of beneficial interest outstanding
    (unlimited shares authorized)............    7,128,854
   Net asset value per share.................  $      8.34
                                              ============
   COMPOSITION OF NET ASSETS:
   Capital paid in...........................  $59,366,364
   Accumulated undistributed net investment
    income (loss)............................      (88,152)
   Accumulated undistributed net realized
    gain (loss) on investments, futures
    contracts and options contracts..........   (8,993,091)
   Unrealized appreciation (depreciation) on
    investments..............................    9,161,220
   Unrealized foreign exchange gain (loss) on
    other assets and liabilities.............       (8,764)
   Unrealized appreciation (depreciation) on
    futures and written options contracts....           --
                                             -------------
                                               $59,437,577
                                             =============
   ---------------
   * Cost
    Investment securities....................  $49,367,717
                                             =============
    Short-term securities....................  $   199,346
                                             =============
   # Proceeds from written call options......  $        --
                                             =============

    See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF OPERATIONS
    FOR THE SIX MONTHS ENDED JULY 31, 1999 (UNAUDITED)

                                                  CASH       CORPORATE       GLOBAL      HIGH-YIELD     WORLDWIDE     SUNAMERICA
                                               MANAGEMENT       BOND          BOND          BOND       HIGH INCOME     BALANCED
   ------------------------------------------------------------------------------------------------------------------------------
   INCOME:
     Interest................................  $9,323,975   $  6,177,210   $ 2,697,585   $16,363,228   $ 6,577,728   $  2,665,253
     Dividends...............................          --        118,690            --       247,551            --        762,301
                                               ----------------------------------------------------------------------------------
         Total income*.......................   9,323,975      6,295,900     2,697,585    16,610,779     6,577,728      3,427,554
                                               ----------------------------------------------------------------------------------
   EXPENSES:
     Management fees.........................     936,358        522,097       426,792       968,356       587,486        816,653
     Custodian fees..........................      62,917         46,461        67,749        43,335        48,485         30,885
     Auditing fees...........................      14,900         14,900        17,285        14,980        17,285         13,485
     Reports to investors....................       6,950          5,115         3,965         9,860         4,065          5,935
     Legal fees..............................       2,550          1,525         1,525         1,795         1,366          1,730
     Trustees' fees..........................         403            298           298           403           280            362
     Interest expense........................          --             --            --         6,795            --             --
     Amortization of organizational
       expenses..............................          --             --            --            --            --             --
     Other expenses..........................       3,212          1,442         1,653         2,727         1,488          1,181
                                               ----------------------------------------------------------------------------------
       Total expenses before reimbursement
         and custody credits.................   1,027,290        591,838       519,267     1,048,251       660,455        870,231
       Expenses reimbursed by the investment
         adviser.............................          --             --            --            --            --             --
       Custody credits earned on cash
         balances............................      (7,077)        (1,146)       (1,609)       (8,565)       (5,410)        (2,390)
                                               ----------------------------------------------------------------------------------
   Net investment income (loss)..............   8,303,762      5,705,208     2,179,927    15,571,093     5,922,683      2,559,713
                                               ----------------------------------------------------------------------------------
   REALIZED AND UNREALIZED GAIN (LOSS) ON
     INVESTMENTS AND FOREIGN CURRENCIES:
     Net realized gain (loss) on
       investments**.........................       3,411       (494,406)   (1,216,079)   (6,101,801)   (1,211,441)     3,328,037
     Net realized gain (loss) on futures and
       options contracts.....................          --             --            --            --        60,112             --
     Net realized foreign exchange gain
       (loss) on other assets and
       liabilities...........................          --             --     3,028,038            --       103,883             --
     Change in unrealized appreciation/
       depreciation on investments...........    (258,394)   (10,143,109)   (4,555,978)      958,735     4,609,775     (2,269,680)
     Change in unrealized foreign exchange
       gain/loss on other assets and
       liabilities...........................          --             --    (2,831,484)           --       (68,048)            --
     Change in unrealized appreciation/
       depreciation on futures and options
       contracts.............................          --             --            --            --       107,673             --
                                               ----------------------------------------------------------------------------------
   Net realized and unrealized gain (loss) on
     investments and foreign currencies......    (254,983)   (10,637,515)   (5,575,503)   (5,143,066)    3,601,954      1,058,357
                                               ----------------------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS...............  $8,048,779   $ (4,932,307)  $(3,395,576)  $10,428,027   $ 9,524,637   $  3,618,070
                                               ==================================================================================
   ---------------
   *  Net of foreign withholding taxes on
      interest and dividends of..............  $       --   $         --   $     5,953   $        --   $        --   $     10,111
                                               ==================================================================================
   ** Net of foreign withholding taxes on
      capital gains of.......................  $       --   $         --   $        --   $        --   $        --   $         --
                                               ==================================================================================

    See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF OPERATIONS (continued)
    FOR THE SIX MONTHS ENDED JULY 31, 1999 (UNAUDITED)

                                                MFS TOTAL       ASSET                      EQUITY        EQUITY        GROWTH-
                                                 RETURN       ALLOCATION     UTILITY       INCOME         INDEX        INCOME
   -----------------------------------------------------------------------------------------------------------------------------
   INCOME:
     Interest................................  $ 2,254,729   $  7,584,416   $  124,735   $    20,269   $    43,702   $ 1,779,310
     Dividends...............................      916,432      4,271,285    1,872,464        66,034        78,930     4,834,923
                                               ---------------------------------------------------------------------------------
         Total income*.......................    3,171,161     11,855,701    1,997,199        86,303       122,632     6,614,233
                                               ---------------------------------------------------------------------------------
   EXPENSES:
     Management fees.........................      554,744      2,095,553      340,020        18,078        27,543     3,556,328
     Custodian fees..........................       58,994        105,959       27,088        11,656        24,681        94,025
     Auditing fees...........................       13,385         13,170       13,385        11,705        11,705        13,250
     Reports to investors....................        5,100         22,600        2,910         2,091         2,505        34,790
     Legal fees..............................        1,248          3,255        1,266         1,051         1,051         6,870
     Trustees' fees..........................          321          1,636          280           333           333         1,537
     Interest expense........................           --             --           --            --            --            --
     Amortization of organizational
       expenses..............................           --             --           --            --            --            --
     Other expenses..........................        1,572          7,011          834           649           649         8,146
                                               ---------------------------------------------------------------------------------
       Total expenses before reimbursement
         and custody credits.................      635,364      2,249,184      385,783        45,563        68,467     3,714,946
       Expenses reimbursed by the investment
         adviser.............................           --             --           --       (19,110)      (30,580)           --
       Custody credits earned on cash
         balances............................       (4,874)        (1,019)        (603)          (31)          (16)       (1,680)
                                               ---------------------------------------------------------------------------------
   Net investment income (loss)..............    2,540,671      9,607,536    1,612,019        59,881        84,761     2,900,967
                                               ---------------------------------------------------------------------------------
   REALIZED AND UNREALIZED GAIN (LOSS) ON
     INVESTMENTS AND FOREIGN CURRENCIES:
     Net realized gain (loss) on
       investments**.........................    1,832,028     22,830,815    1,315,110       (15,417)       75,835    50,869,145
     Net realized gain (loss) on futures and
       options contracts.....................           --     (2,228,046)          --            --            --     5,464,100
     Net realized foreign exchange gain
       (loss) on other assets and
       liabilities...........................       (1,460)        39,816       (4,606)           --            --            47
     Change in unrealized appreciation/
       depreciation on investments...........    1,678,908     (5,543,835)   2,345,601       182,484       (48,353)   32,763,146
     Change in unrealized foreign exchange
       gain/loss on other assets and
       liabilities...........................           69       (284,812)          --            --            --            --
     Change in unrealized appreciation/
       depreciation on futures and options
       contracts.............................           --     (3,023,855)          --            --      (140,500)   (4,165,062)
                                               ---------------------------------------------------------------------------------
   Net realized and unrealized gain (loss) on
     investments and foreign currencies......    3,509,545     11,790,083    3,656,105       167,067      (113,018)   84,931,376
                                               ---------------------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS...............  $ 6,050,216   $ 21,397,619   $5,268,124   $   226,948   $   (28,257)  $87,832,343
                                               =================================================================================
   ---------------
   *  Net of foreign withholding taxes on
      interest and dividends of..............  $    10,309   $     35,743   $   10,866   $       686   $     1,290   $     1,381
                                               =================================================================================
   ** Net of foreign withholding taxes on
      capital gains of.......................  $        --   $         --   $       --   $        --   $        --   $        --
                                               =================================================================================

                                                 FEDERATED
                                                   VALUE
   ------------------------------------------  -------------
   INCOME:
     Interest................................  $     145,489
     Dividends...............................      1,736,110
                                               -------------
         Total income*.......................      1,881,599
                                               -------------
   EXPENSES:
     Management fees.........................        667,820
     Custodian fees..........................         31,375
     Auditing fees...........................         13,050
     Reports to investors....................          4,710
     Legal fees..............................          1,507
     Trustees' fees..........................            280
     Interest expense........................             --
     Amortization of organizational
       expenses..............................             --
     Other expenses..........................          1,239
                                               -------------
       Total expenses before reimbursement
         and custody credits.................        719,981
       Expenses reimbursed by the investment
         adviser.............................             --
       Custody credits earned on cash
         balances............................           (295)
                                               -------------
   Net investment income (loss)..............      1,161,913
                                               -------------
   REALIZED AND UNREALIZED GAIN (LOSS) ON
     INVESTMENTS AND FOREIGN CURRENCIES:
     Net realized gain (loss) on
       investments**.........................      6,020,660
     Net realized gain (loss) on futures and
       options contracts.....................             --
     Net realized foreign exchange gain
       (loss) on other assets and
       liabilities...........................             27
     Change in unrealized appreciation/
       depreciation on investments...........      4,024,454
     Change in unrealized foreign exchange
       gain/loss on other assets and
       liabilities...........................             --
     Change in unrealized appreciation/
       depreciation on futures and options
       contracts.............................             --
                                               -------------
   Net realized and unrealized gain (loss) on
     investments and foreign currencies......     10,045,141
                                               -------------
   NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS...............  $  11,207,054
                                               =============
   ---------------
   *  Net of foreign withholding taxes on
      interest and dividends of..............  $      16,384
                                               =============
   ** Net of foreign withholding taxes on
      capital gains of.......................  $          --
                                               =============

    See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF OPERATIONS (continued)
    FOR THE SIX MONTHS ENDED JULY 31, 1999 (UNAUDITED)

                                                                                                MFS
                                                 VENTURE       "DOGS" OF      ALLIANCE      GROWTH AND      PUTNAM         REAL
                                                  VALUE       WALL STREET      GROWTH         INCOME        GROWTH        ESTATE
   -------------------------------------------------------------------------------------------------------------------------------
   INCOME:
     Interest................................  $  1,317,166   $   32,149    $     487,786   $   276,647   $   411,182   $   34,156
     Dividends...............................    12,770,993    1,253,053        5,058,563     1,744,100     1,640,964    1,588,276
                                               -----------------------------------------------------------------------------------
         Total income*.......................    14,088,159    1,285,202        5,546,349     2,020,747     2,052,146    1,622,432
                                               -----------------------------------------------------------------------------------
   EXPENSES:
     Management fees.........................     7,180,605      293,223        6,059,470     1,001,443     2,086,697      241,767
     Custodian fees..........................       144,827       21,104          125,573        61,799        58,139       26,987
     Auditing fees...........................        13,535        6,575           13,490        13,485        13,150       13,150
     Reports to investors....................        51,250        2,680           53,335         7,160        15,190        2,260
     Legal fees..............................        11,935        1,051            6,100         1,420         2,640        1,051
     Trustees' fees..........................         2,057          480            2,195           362           905          745
     Interest expense........................            --           --               --            --            --           --
     Amortization of organizational
       expenses..............................            --          585               --            --            --          642
     Other expenses..........................        14,239          723            9,923         2,697         3,351          817
                                               -----------------------------------------------------------------------------------
       Total expenses before reimbursement
         and custody credits.................     7,418,448      326,421        6,270,086     1,088,366     2,180,072      287,419
       Expenses reimbursed by the investment
         adviser.............................            --           --               --            --            --           --
       Custody credits earned on cash
         balances............................        (1,052)        (219)          (1,363)       (5,474)         (844)        (167)
                                               -----------------------------------------------------------------------------------
   Net investment income (loss)..............     6,670,763      959,000         (722,374)      937,855      (127,082)   1,335,180
                                               -----------------------------------------------------------------------------------
   REALIZED AND UNREALIZED GAIN (LOSS) ON
     INVESTMENTS AND FOREIGN CURRENCIES:
     Net realized gain (loss) on
       investments**.........................    30,951,965       46,886      202,984,041     2,171,896    36,094,356   (2,993,307)
     Net realized gain (loss) on futures and
       options contracts.....................            --           --               --            --            --           --
     Net realized foreign exchange gain
       (loss) on other assets and
       liabilities...........................            --           --               28       (10,198)           --           --
     Change in unrealized appreciation/
       depreciation on investments...........   129,280,649    5,689,536     (196,136,991)    3,558,687   (26,487,381)   3,119,642
     Change in unrealized foreign exchange
       gain/loss on other assets and
       liabilities...........................            --           --               --           579            --           --
     Change in unrealized appreciation/
       depreciation on futures and options
       contracts.............................            --           --               --            --            --           --
                                               -----------------------------------------------------------------------------------
     Net realized and unrealized gain (loss)
       on investments and foreign
       currencies............................   160,232,614    5,736,422        6,847,078     5,720,964     9,606,975      126,335
                                               -----------------------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS...............  $166,903,377   $6,695,422    $   6,124,704   $ 6,658,819   $ 9,479,893   $1,461,515
                                               ===================================================================================
   ---------------
   *  Net of foreign withholding taxes on
      interest and dividends of..............  $    122,118   $    8,950    $     143,566   $    14,490   $     4,608   $      171
                                               ===================================================================================
   ** Net of foreign withholding taxes on
      capital gains of.......................  $         --   $       --    $          --   $        --   $        --   $       --
                                               ===================================================================================

                                                 SMALL
                                                COMPANY
                                                 VALUE
   ------------------------------------------  ---------
   INCOME:
     Interest................................  $   3,908
     Dividends...............................     18,851
                                               ---------
         Total income*.......................     22,759
                                               ---------
   EXPENSES:
     Management fees.........................     24,206
     Custodian fees..........................     14,588
     Auditing fees...........................     11,705
     Reports to investors....................      2,045
     Legal fees..............................      1,051
     Trustees' fees..........................        333
     Interest expense........................         --
     Amortization of organizational
       expenses..............................         --
     Other expenses..........................        650
                                               ---------
       Total expenses before reimbursement
         and custody credits.................     54,578
       Expenses reimbursed by the investment
         adviser.............................    (20,636)
       Custody credits earned on cash
         balances............................        (53)
                                               ---------
   Net investment income (loss)..............    (11,130)
                                               ---------
   REALIZED AND UNREALIZED GAIN (LOSS) ON
     INVESTMENTS AND FOREIGN CURRENCIES:
     Net realized gain (loss) on
       investments**.........................    (26,907)
     Net realized gain (loss) on futures and
       options contracts.....................         --
     Net realized foreign exchange gain
       (loss) on other assets and
       liabilities...........................         --
     Change in unrealized appreciation/
       depreciation on investments...........    312,377
     Change in unrealized foreign exchange
       gain/loss on other assets and
       liabilities...........................         --
     Change in unrealized appreciation/
       depreciation on futures and options
       contracts.............................         --
                                               ---------
     Net realized and unrealized gain (loss)
       on investments and foreign
       currencies............................    285,470
                                               ---------
   NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS...............  $ 274,340
                                               =========
   ---------------
   *  Net of foreign withholding taxes on
      interest and dividends of..............  $      14
                                               =========
   ** Net of foreign withholding taxes on
      capital gains of.......................  $      --
                                               =========

    See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF OPERATIONS (continued)
    FOR THE SIX MONTHS ENDED JULY 31, 1999 (UNAUDITED)


                                                 MFS                    INTERNATIONAL               INTERNATIONAL
                                               MID-CAP    AGGRESSIVE    GROWTH AND      GLOBAL      DIVERSIFIED    EMERGING
                                               GROWTH#      GROWTH        INCOME       EQUITIES      EQUITIES       MARKETS
   --------------------------------------------------------------------------------------------------------------------------
   INCOME:
     Interest................................  $ 10,575   $   758,322   $   196,758   $   353,942   $ 1,182,004   $    44,279
     Dividends...............................     3,277       126,920     2,332,752     3,491,387     4,483,875       500,232
                                               ------------------------------------------------------------------------------
         Total income*.......................    13,852       885,242     2,529,510     3,845,329     5,665,879       544,511
                                               ------------------------------------------------------------------------------
   EXPENSES:
     Management fees.........................    11,728       675,250       833,746     1,690,954     1,895,610       283,716
     Custodian fees..........................    14,981        30,673       151,681       195,145       439,283       127,997
     Auditing fees...........................     8,135        13,050        17,485        17,225        17,285        17,545
     Reports to investors....................       405         5,830         5,040        13,990        11,370         1,721
     Legal fees..............................       430         1,658         1,622         2,550         2,025           969
     Trustees' fees..........................       162           321           321           531           531           280
     Interest expense........................        --            --            --            --            --            --
     Amortization of organizational
       expenses..............................        --            --           642            --            --           642
     Other expenses..........................       366         1,289         1,355         4,618         3,246           643
                                               ------------------------------------------------------------------------------
       Total expenses before reimbursement
         and custody credits.................    36,207       728,071     1,011,892     1,925,013     2,369,350       433,513
       Expenses reimbursed by the investment
         adviser.............................   (16,658)           --            --            --            --        (1,293)
       Custody credits earned on cash
         balances............................    (1,566)       (2,563)       (5,786)         (680)         (873)         (972)
                                               ------------------------------------------------------------------------------
   Net investment income (loss)..............    (4,131)      159,734     1,523,404     1,920,996     3,297,402       113,263
                                               ------------------------------------------------------------------------------
   REALIZED AND UNREALIZED GAIN (LOSS) ON
     INVESTMENTS AND FOREIGN CURRENCIES:
   Net realized gain (loss) on
     investments**...........................   360,802    15,729,313    13,969,100    15,029,814    16,458,774     2,384,286
   Net realized gain (loss) on futures and
     options contracts.......................        --      (650,751)           --            --     3,039,163            --
   Net realized foreign exchange gain (loss)
     on other assets and liabilities.........        --            --    (1,181,353)      (91,521)   (1,495,399)     (202,521)
   Change in unrealized appreciation/
     depreciation on investments.............  (228,002)   (9,714,444)   11,619,557     3,606,292     4,143,215     9,371,006
   Change in unrealized foreign exchange
     gain/loss on other assets and
     liabilities.............................        --            --     1,097,574        32,069      (486,185)       63,100
   Change in unrealized appreciation/
     depreciation on futures and options
     contracts...............................        --        28,272            --            --       308,370            --
                                               ------------------------------------------------------------------------------
   Net realized and unrealized gain (loss) on
     investments and foreign currencies......   132,800     5,392,390    25,504,878    18,576,654    21,967,938    11,615,871
                                               ------------------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS...............  $128,669   $ 5,552,124   $27,028,282   $20,497,650   $25,265,340   $11,729,134
                                               ==============================================================================
   ---------------
   *  Net of foreign withholding taxes on
      interest and dividends of..............  $     --   $        --   $   321,910   $   361,450   $   461,829   $    45,610
                                               ==============================================================================
   ** Net of foreign withholding taxes on
      capital gains of.......................  $     --   $        --   $        --   $        --   $        --   $     3,644
                                               ==============================================================================
   # Commenced operations April 1, 1999

    See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF CHANGES IN NET ASSETS
    FOR THE SIX MONTHS ENDED JULY 31, 1999 (UNAUDITED)

                                                       CASH          CORPORATE        GLOBAL       HIGH-YIELD     WORLDWIDE
                                                    MANAGEMENT          BOND           BOND           BOND       HIGH INCOME
   --------------------------------------------------------------------------------------------------------------------------
   OPERATIONS:
   Net investment income (loss).................  $     8,303,762   $  5,705,208   $  2,179,927   $ 15,571,093   $  5,922,683
   Net realized gain (loss) on investments......            3,411       (494,406)    (1,216,079)    (6,101,801)    (1,211,441)
   Net realized gain (loss) on futures and
    options contracts...........................               --             --             --             --         60,112
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................               --             --      3,028,038             --        103,883
   Change in unrealized
    appreciation/depreciation on investments....         (258,394)   (10,143,109)    (4,555,978)       958,735      4,609,775
   Change in unrealized foreign exchange
    gain/loss on other assets and liabilities...               --             --     (2,831,484)            --        (68,048)
   Change in unrealized
    appreciation/depreciation on futures and
    options contracts...........................               --             --             --             --        107,673
                                                  ---------------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from operations...................        8,048,779     (4,932,307)    (3,395,576)    10,428,027      9,524,637
                                                  ---------------------------------------------------------------------------
   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income.........               --             --             --             --             --
   Distributions from net realized gain on
    investments.................................               --             --             --             --             --
                                                  ---------------------------------------------------------------------------
   Total dividends and distributions to
    shareholders................................               --             --             --             --             --
                                                  ---------------------------------------------------------------------------
   CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold....................    2,170,966,623     49,874,246     26,307,456    129,764,160     16,598,927
   Proceeds from shares issued for reinvestment
    of dividends and distributions..............               --             --             --             --             --
   Cost of shares repurchased...................   (1,980,575,579)   (25,726,780)   (17,538,607)  (119,069,698)   (25,709,803)
                                                  ---------------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from capital share transactions...      190,391,044     24,147,466      8,768,849     10,694,462     (9,110,876)
                                                  ---------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......      198,439,823     19,215,159      5,373,273     21,122,489        413,761
   NET ASSETS:
   Beginning of period..........................      277,369,542    158,804,103    122,306,083    293,037,084    116,976,584
                                                  ---------------------------------------------------------------------------
   End of period................................  $   475,809,365   $178,019,262   $127,679,356   $314,159,573   $117,390,345
                                                  ===========================================================================

   ---------------
   Undistributed net investment income (loss)...  $    20,533,243   $ 13,926,587   $  6,857,148   $ 45,921,112   $ 19,662,159
                                                  ===========================================================================
   Shares issued and repurchased:
   Sold.........................................      201,475,420      4,232,852      2,228,445     11,350,993      1,534,396
   Issued in reinvestment of dividends and
    distributions...............................               --             --             --             --             --
   Repurchased..................................     (183,814,866)    (2,183,741)    (1,484,430)   (10,379,321)    (2,394,332)
                                                  ---------------------------------------------------------------------------
   Net increase (decrease)......................       17,660,554      2,049,111        744,015        971,672       (859,936)
                                                  ===========================================================================


                                                   SUNAMERICA
                                                    BALANCED
   ---------------------------------------------  -------------
   OPERATIONS:
   Net investment income (loss).................  $   2,559,713
   Net realized gain (loss) on investments......      3,328,037
   Net realized gain (loss) on futures and
    options contracts...........................             --
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................             --
   Change in unrealized
    appreciation/depreciation on investments....    (2,269,680)
   Change in unrealized foreign exchange
    gain/loss on other assets and liabilities...             --
   Change in unrealized
    appreciation/depreciation on futures and
    options contracts...........................             --
                                                  -------------
   Net increase (decrease) in net assets
    resulting from operations...................      3,618,070
                                                  -------------
   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income.........             --
   Distributions from net realized gain on
    investments.................................             --
                                                  -------------
   Total dividends and distributions to
    shareholders................................             --
                                                  -------------
   CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold....................    156,421,067
   Proceeds from shares issued for reinvestment
    of dividends and distributions..............             --
   Cost of shares repurchased...................    (31,391,233)
                                                  -------------
   Net increase (decrease) in net assets
    resulting from capital share transactions...    125,029,834
                                                  -------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......    128,647,904
   NET ASSETS:
   Beginning of period..........................    194,877,799
                                                  -------------
   End of period................................  $ 323,525,703
                                                  =============
   ---------------
   Undistributed net investment income (loss)...  $   4,804,880
                                                  =============
   Shares issued and repurchased:
   Sold.........................................      8,978,911
   Issued in reinvestment of dividends and
    distributions...............................             --
   Repurchased..................................     (1,796,760)
                                                   ------------
   Net increase (decrease)......................      7,182,151
                                                   ============

    See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF CHANGES IN NET ASSETS (continued)
    FOR THE SIX MONTHS ENDED JULY 31, 1999 (UNAUDITED)

                                                   MFS TOTAL         ASSET                        EQUITY       EQUITY
                                                     RETURN       ALLOCATION       UTILITY        INCOME        INDEX
   ---------------------------------------------------------------------------------------------------------------------
   OPERATIONS:
   Net investment income (loss).................  $  2,540,671   $   9,607,536   $  1,612,019   $   59,881   $    84,761
   Net realized gain (loss) on investments......     1,832,028      22,830,815      1,315,110      (15,417)       75,835
   Net realized gain (loss) on futures and
    options contracts...........................            --      (2,228,046)            --           --            --
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................        (1,460)         39,816         (4,606)          --            --
   Change in unrealized
    appreciation/depreciation on investments....     1,678,908      (5,543,835)     2,345,601      182,484       (48,353)
   Change in unrealized foreign exchange
    gain/loss on other assets and liabilities...            69        (284,812)            --           --            --
   Change in unrealized
    appreciation/depreciation on futures and
    options contracts...........................            --      (3,023,855)            --           --      (140,500)
                                                  ----------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from operations...................     6,050,216      21,397,619      5,268,124      226,948       (28,257)
                                                  ----------------------------------------------------------------------
   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income.........            --              --             --           --            --
   Distributions from net realized gain on
    investments.................................            --              --             --           --            --
                                                  ----------------------------------------------------------------------
   Total dividends and distributions to
    shareholders................................            --              --             --           --            --
                                                  ----------------------------------------------------------------------
   CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold....................    51,526,839      82,148,752     39,027,240    2,223,700    23,222,064
   Proceeds from shares issued for reinvestment
    of dividends and distributions..............            --              --             --           --            --
   Cost of shares repurchased...................   (15,580,770)   (115,723,100)   (16,027,537)  (1,903,108)  (11,919,522)
                                                  ----------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from capital share transactions...    35,946,069     (33,574,348)    22,999,703      320,592    11,302,542
                                                  ----------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......    41,996,285     (12,176,729)    28,267,827      547,540    11,274,285
   NET ASSETS:
   Beginning of period..........................   145,332,068     724,516,465     77,323,056    5,287,158    11,167,713
                                                  ----------------------------------------------------------------------
   End of period................................  $187,328,353   $ 712,339,736   $105,590,883   $5,834,698   $22,441,998
                                                  ======================================================================

   ---------------
   Undistributed net investment income (loss)...  $  5,866,816   $  31,503,635   $  3,315,430   $   64,190   $    86,835
                                                  ======================================================================
   Shares issued and repurchased:
   Sold.........................................     3,153,755       5,338,365      2,616,028      199,279     2,005,277
   Issued in reinvestment of dividends and
    distributions...............................            --              --             --           --            --
   Repurchased..................................      (951,340)     (7,528,776)    (1,070,704)    (170,694)   (1,030,345)
                                                  ----------------------------------------------------------------------
   Net increase (decrease)......................     2,202,415      (2,190,411)     1,545,324       28,585       974,932
                                                  ======================================================================


                                                     GROWTH-         FEDERATED
                                                      INCOME           VALUE
   ---------------------------------------------  ------------------------------
   OPERATIONS:
   Net investment income (loss).................  $    2,900,967   $   1,161,913
   Net realized gain (loss) on investments......      50,869,145       6,020,660
   Net realized gain (loss) on futures and
    options contracts...........................       5,464,100              --
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................              47              27
   Change in unrealized
    appreciation/depreciation on investments....      32,763,146       4,024,454
   Change in unrealized foreign exchange
    gain/loss on other assets and liabilities...              --              --
   Change in unrealized
    appreciation/depreciation on futures and
    options contracts...........................      (4,165,062)             --
                                                   -----------------------------
   Net increase (decrease) in net assets
    resulting from operations...................      87,832,343      11,207,054
                                                   -----------------------------
   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income.........              --              --
   Distributions from net realized gain on
    investments.................................              --              --
                                                   -----------------------------
   Total dividends and distributions to
    shareholders................................              --              --
                                                   -----------------------------
   CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold....................     333,547,489      77,302,451
   Proceeds from shares issued for reinvestment
    of dividends and distributions..............              --              --
   Cost of shares repurchased...................    (166,491,097)   (49,708,994)
                                                   ----------------------------
   Net increase (decrease) in net assets
    resulting from capital share transactions...     167,056,392      27,593,452
                                                   -----------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......     254,888,735      38,800,511
   NET ASSETS:
   Beginning of period..........................   1,206,113,351     159,175,506
                                                  ------------------------------
   End of period................................  $1,461,002,086   $ 197,976,017
                                                  ==============================
   ---------------
   Undistributed net investment income (loss)...  $   10,236,529   $   2,496,584
                                                  ==============================
   Shares issued and repurchased:
   Sold.........................................      11,535,058       4,371,670
   Issued in reinvestment of dividends and
    distributions...............................              --              --
   Repurchased..................................      (5,795,937)     (2,791,899)
                                                  ------------------------------
   Net increase (decrease)......................       5,739,121       1,579,771
                                                  ==============================

    See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF CHANGES IN NET ASSETS (continued)
    FOR THE SIX MONTHS ENDED JULY 31, 1999 (UNAUDITED)

                                                                                                               MFS
                                                             VENTURE        "DOGS" OF        ALLIANCE       GROWTH AND
                                                              VALUE        WALL STREET        GROWTH          INCOME
   --------------------------------------------------------------------------------------------------------------------
   OPERATIONS:
   Net investment income (loss).........................  $    6,670,763   $    959,000   $     (722,374)  $    937,855
   Net realized gain (loss) on investments..............      30,951,965         46,886      202,984,041      2,171,896
   Net realized gain (loss) on futures and options
    contracts...........................................              --             --               --             --
   Net realized foreign exchange gain (loss) on other
    assets and liabilities..............................              --             --               28        (10,198)
   Change in unrealized appreciation/depreciation on
    investments.........................................     129,280,649      5,689,536     (196,136,991)     3,558,687
   Change in unrealized foreign exchange gain/loss on
    other assets and liabilities........................              --             --               --            579
   Change in unrealized appreciation/depreciation on
    futures and options contracts.......................              --             --               --             --
                                                          -------------------------------------------------------------
   Net increase (decrease) in net assets resulting from
    operations..........................................     166,903,377      6,695,422        6,124,704      6,658,819
                                                          -------------------------------------------------------------
   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income.................              --             --               --             --
   Distributions from net realized gain on
    investments.........................................              --             --               --             --
                                                          -------------------------------------------------------------
   Total dividends and distributions to shareholders....              --             --               --             --
                                                          -------------------------------------------------------------
   CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold............................     382,775,157     45,172,770      723,778,434     68,707,833
   Proceeds from shares issued for reinvestment of
    dividends and distributions.........................              --             --               --             --
   Cost of shares repurchased...........................    (264,101,922)   (17,627,916)    (410,849,506)   (34,265,197)
                                                          -------------------------------------------------------------
   Net increase (decrease) in net assets resulting from
    capital share transactions..........................     118,673,235     27,544,854      312,928,928     34,442,636
                                                          -------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS..............     285,576,612     34,240,276      319,053,632     41,101,455
   NET ASSETS:
   Beginning of period..................................   1,840,353,550     78,061,849    1,864,923,869    266,068,942
                                                          -------------------------------------------------------------
   End of period........................................  $2,125,930,162   $112,302,125   $2,183,977,501   $307,170,397
                                                          =============================================================

   ---------------
   Undistributed net investment income (loss)...........  $   22,215,513   $  1,505,494   $    2,035,378   $  1,486,861
                                                          =============================================================
   Shares issued and repurchased:
   Sold.................................................      14,761,953      4,519,229       20,613,460      3,939,058
   Issued in reinvestment of dividends and
    distributions.......................................              --             --               --             --
   Repurchased..........................................     (10,220,124)    (1,762,369)     (11,786,169)    (1,972,521)
                                                          -------------------------------------------------------------
   Net increase (decrease)..............................       4,541,829      2,756,860        8,827,291      1,966,537
                                                          =============================================================

                                                                                           SMALL
                                                             PUTNAM          REAL         COMPANY
                                                             GROWTH         ESTATE         VALUE
   -----------------------------------------------------  -----------------------------------------
   OPERATIONS:
   Net investment income (loss).........................  $   (127,082)  $  1,335,180   $  (11,130)
   Net realized gain (loss) on investments..............    36,094,356     (2,993,307)     (26,907)
   Net realized gain (loss) on futures and options
    contracts...........................................            --             --            --
   Net realized foreign exchange gain (loss) on other
    assets and liabilities..............................            --             --            --
   Change in unrealized appreciation/depreciation on
    investments.........................................   (26,487,381)     3,119,642       312,377
   Change in unrealized foreign exchange gain/loss on
    other assets and liabilities........................            --             --            --
   Change in unrealized appreciation/depreciation on
    futures and options contracts.......................            --             --            --
                                                          -----------------------------------------
   Net increase (decrease) in net assets resulting from
    operations..........................................     9,479,893      1,461,515       274,340
                                                          -----------------------------------------
   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income.................            --             --            --
   Distributions from net realized gain on
    investments.........................................            --             --            --
                                                          -----------------------------------------
   Total dividends and distributions to shareholders....            --             --            --
                                                          -----------------------------------------
   CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold............................   166,821,208     20,826,953       574,258
   Proceeds from shares issued for reinvestment of
    dividends and distributions.........................            --             --            --
   Cost of shares repurchased...........................   (67,701,059)   (19,559,315)    (592,785)
                                                          -----------------------------------------
   Net increase (decrease) in net assets resulting from
    capital share transactions..........................    99,120,149      1,267,638      (18,527)
                                                          -----------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS..............   108,600,042      2,729,153       255,813
   NET ASSETS:
   Beginning of period..................................   494,812,534     58,504,316     5,024,036
                                                          -----------------------------------------
   End of period........................................  $603,412,576   $ 61,233,469   $ 5,279,849
                                                          =========================================
   ---------------
   Undistributed net investment income (loss)...........  $    140,035   $  3,400,497   $  (11,130)
                                                          =========================================
   Shares issued and repurchased:
   Sold.................................................     7,050,232      2,100,461        56,678
   Issued in reinvestment of dividends and
    distributions.......................................            --             --            --
   Repurchased..........................................    (2,867,961)    (1,990,906)     (58,644)
                                                          -----------------------------------------
   Net increase (decrease)..............................     4,182,271        109,555       (1,966)
                                                          =========================================

    See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF CHANGES IN NET ASSETS (continued)
    FOR THE SIX MONTHS ENDED JULY 31, 1999 (UNAUDITED)

                                                      MFS                      INTERNATIONAL                   INTERNATIONAL
                                                    MID-CAP      AGGRESSIVE     GROWTH AND        GLOBAL        DIVERSIFIED
                                                    GROWTH#        GROWTH         INCOME         EQUITIES        EQUITIES
   --------------------------------------------------------------------------------------------------------------------------
   OPERATIONS:
   Net investment income (loss).................  $    (4,131)  $    159,734   $  1,523,404    $  1,920,996   $     3,297,402
   Net realized gain (loss) on investments......      360,802     15,729,313     13,969,100      15,029,814        16,458,774
   Net realized gain (loss) on futures and
    options contracts...........................           --       (650,751)            --              --         3,039,163
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................           --             --     (1,181,353)        (91,521)       (1,495,399)
   Change in unrealized
    appreciation/depreciation on investments....     (228,002)    (9,714,444)    11,619,557       3,606,292         4,143,215
   Change in unrealized foreign exchange
    gain/loss on other assets and liabilities...           --             --      1,097,574          32,069          (486,185)
   Change in unrealized
    appreciation/depreciation on futures and
    options contracts...........................           --         28,272             --              --           308,370
                                                  ---------------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from operations...................      128,669      5,552,124     27,028,282      20,497,650        25,265,340
                                                  ---------------------------------------------------------------------------
   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income.........           --             --             --              --                --
   Distributions from net realized gain on
    investments.................................           --             --             --              --                --
                                                  ---------------------------------------------------------------------------
   Total dividends and distributions to
    shareholders................................           --             --             --              --                --
                                                  ---------------------------------------------------------------------------
   CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold....................   16,502,474     88,613,827    114,576,929     334,698,497     1,016,997,827
   Proceeds from shares issued for reinvestment
    of dividends and distributions..............           --             --             --              --                --
   Cost of shares repurchased...................   (7,758,570)   (68,628,321)   (76,872,449)   (343,722,746)   (1,036,532,806)
                                                  ---------------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from capital share transactions...    8,743,904     19,985,506     37,704,480      (9,024,249)      (19,534,979)
                                                  ---------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......    8,872,573     25,537,630     64,732,762      11,473,401         5,730,361
   NET ASSETS:
   Beginning of period..........................           --    182,313,161    142,496,671     463,138,428       373,784,523
                                                  ---------------------------------------------------------------------------
   End of period................................  $ 8,872,573   $207,850,791   $207,229,433    $474,611,829   $   379,514,884
                                                  ===========================================================================

   ---------------
   Undistributed net investment income (loss)...  $    (4,131)  $    545,366   $  2,273,934    $  5,552,487   $    10,034,209
                                                  ===========================================================================
   Shares issued and repurchased:
   Sold.........................................    1,513,402      5,430,800      9,185,717      17,880,721        76,617,484
   Issued in reinvestment of dividends and
    distributions...............................           --             --             --              --                --
   Repurchased..................................     (713,091)    (4,340,444)    (6,178,563)    (18,294,706)      (77,638,178)
                                                  ---------------------------------------------------------------------------
   Net increase (decrease)......................      800,311      1,090,356      3,007,154        (413,985)       (1,020,694)
                                                  ===========================================================================
   # Commenced operations April 1, 1999


                                                    EMERGING
                                                    MARKETS
   ---------------------------------------------  ------------
   OPERATIONS:
   Net investment income (loss).................  $    113,263
   Net realized gain (loss) on investments......     2,384,286
   Net realized gain (loss) on futures and
    options contracts...........................            --
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................     (202,521)
   Change in unrealized
    appreciation/depreciation on investments....     9,371,006
   Change in unrealized foreign exchange
    gain/loss on other assets and liabilities...        63,100
   Change in unrealized
    appreciation/depreciation on futures and
    options contracts...........................            --
                                                  ------------
   Net increase (decrease) in net assets
    resulting from operations...................    11,729,134
                                                  ------------
   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income.........            --
   Distributions from net realized gain on
    investments.................................            --
                                                  ------------
   Total dividends and distributions to
    shareholders................................            --
                                                  ------------
   CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold....................    31,366,919
   Proceeds from shares issued for reinvestment
    of dividends and distributions..............            --
   Cost of shares repurchased...................  (16,366,630)
                                                  ------------
   Net increase (decrease) in net assets
    resulting from capital share transactions...    15,000,289
                                                  ------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......    26,729,423
   NET ASSETS:
   Beginning of period..........................    32,708,154
                                                  ------------
   End of period................................  $ 59,437,577
                                                  ============
   ---------------
   Undistributed net investment income (loss)...  $   (88,152)
                                                  ============
   Shares issued and repurchased:
   Sold.........................................     3,922,822
   Issued in reinvestment of dividends and
    distributions...............................            --
   Repurchased..................................   (2,055,038)
                                                  ------------
   Net increase (decrease)......................     1,867,784
                                                  ============
   # Commenced operations April 1, 1999

    See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF CHANGES IN NET ASSETS
    FOR THE PERIOD DECEMBER 1, 1998 THROUGH JANUARY 31, 1999

                                                      CASH         CORPORATE        GLOBAL       HIGH-YIELD     WORLDWIDE
                                                   MANAGEMENT         BOND           BOND           BOND       HIGH INCOME
   ------------------------------------------------------------------------------------------------------------------------
   OPERATIONS:
   Net investment income (loss).................  $   2,175,304   $  1,572,369   $    736,407   $  4,746,302   $  1,897,722
   Net realized gain (loss) on investments......          9,646        169,323        850,091     (2,240,492)    (1,225,523)
   Net realized gain (loss) on futures and
    options contracts...........................             --             --             --             --             --
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................             --             --        991,310             --         33,517
   Change in unrealized
    appreciation/depreciation on investments....         80,213        421,903       (340,048)     1,771,064     (3,005,904)
   Change in unrealized foreign exchange
    gain/loss on other assets and liabilities...             --             --       (524,851)            --        (16,102)
   Change in unrealized
    appreciation/depreciation on futures and
    options contracts...........................             --             --             --             --        (40,517)
                                                  -------------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from operations...................      2,265,163      2,163,595      1,712,909      4,276,874     (2,356,807)
                                                  -------------------------------------------------------------------------
   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income.........             --             --             --             --             --
   Distributions from net realized gain on
    investments.................................             --             --             --             --             --
                                                  -------------------------------------------------------------------------
   Total dividends and distributions to
    shareholders................................             --             --             --             --             --
                                                  -------------------------------------------------------------------------
   CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold....................    417,868,561     20,469,501     10,112,554     27,358,549     11,308,899
   Proceeds from shares issued for reinvestment
    of dividends and distributions..............             --             --             --             --             --
   Cost of shares repurchased...................   (366,404,273)    (7,390,279)    (4,947,595)   (23,178,837)   (13,265,058)
                                                  -------------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from capital share transactions...     51,464,288     13,079,222      5,164,959      4,179,712     (1,956,159)
                                                  -------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......     53,729,451     15,242,817      6,877,868      8,456,586     (4,312,966)
   NET ASSETS:
   Beginning of period..........................    223,640,091    143,561,286    115,428,215    284,580,498    121,289,550
                                                  -------------------------------------------------------------------------
   End of period................................  $ 277,369,542   $158,804,103   $122,306,083   $293,037,084   $116,976,584
                                                  =========================================================================

   ---------------
   Undistributed net investment income (loss)...  $  12,229,481   $  8,221,379   $  4,677,221   $ 30,350,019   $ 13,739,476
                                                  =========================================================================
   Shares issued and repurchased:
   Sold.........................................     39,339,533      1,723,714        852,492      2,488,265      1,113,204
   Issued in reinvestment of dividends and
    distributions...............................             --             --             --             --             --
   Repurchased..................................    (34,491,050)      (622,391)      (419,784)    (2,108,316)    (1,316,953)
                                                  -------------------------------------------------------------------------
   Net increase (decrease)......................      4,848,483      1,101,323        432,708        379,949       (203,749)
                                                  =========================================================================


                                                   SUNAMERICA
                                                    BALANCED
   ---------------------------------------------  -------------
   OPERATIONS:
   Net investment income (loss).................  $     499,957
   Net realized gain (loss) on investments......        603,496
   Net realized gain (loss) on futures and
    options contracts...........................             --
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................             --
   Change in unrealized
    appreciation/depreciation on investments....     15,766,412
   Change in unrealized foreign exchange
    gain/loss on other assets and liabilities...             --
   Change in unrealized
    appreciation/depreciation on futures and
    options contracts...........................             --
                                                  -------------
   Net increase (decrease) in net assets
    resulting from operations...................     16,869,865
                                                  -------------
   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income.........             --
   Distributions from net realized gain on
    investments.................................             --
                                                  -------------
   Total dividends and distributions to
    shareholders................................             --
                                                  -------------
   CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold....................     37,235,600
   Proceeds from shares issued for reinvestment
    of dividends and distributions..............             --
   Cost of shares repurchased...................     (8,469,273)
                                                  -------------
   Net increase (decrease) in net assets
    resulting from capital share transactions...     28,766,327
                                                  -------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......     45,636,192
   NET ASSETS:
   Beginning of period..........................    149,241,607
                                                  -------------
   End of period................................  $ 194,877,799
                                                  =============
   ---------------
   Undistributed net investment income (loss)...  $   2,245,167
                                                  =============
   Shares issued and repurchased:
   Sold.........................................      2,263,271
   Issued in reinvestment of dividends and
    distributions...............................             --
   Repurchased..................................       (516,546)
                                                  -------------
   Net increase (decrease)......................      1,746,725
                                                  =============

    See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF CHANGES IN NET ASSETS (continued)
    FOR THE PERIOD DECEMBER 1, 1998 THROUGH JANUARY 31, 1999

                                                   MFS TOTAL        ASSET                          EQUITY          EQUITY
                                                    RETURN+       ALLOCATION       UTILITY         INCOME#         INDEX#
   --------------------------------------------------------------------------------------------------------------------------
   OPERATIONS:
   Net investment income (loss).................  $    566,508   $  3,189,937   $     376,172   $      13,080   $      10,845
   Net realized gain (loss) on investments......    19,235,259      3,406,680       1,180,130         131,363               3
   Net realized gain (loss) on futures and
    options contracts...........................            --     14,209,227              --              --              --
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................            --            282              13              --              --
   Change in unrealized
    appreciation/depreciation on investments....   (11,959,477)    (3,779,986)     (1,160,026)        142,715       1,156,865
   Change in unrealized foreign exchange
    gain/loss on other assets and liabilities...            --         51,056               9              --              --
   Change in unrealized
    appreciation/depreciation on futures and
    options contracts...........................            --     (6,198,783)             --              --              --
                                                  ---------------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from operations...................     7,842,290     10,878,413         396,298         287,158       1,167,713
                                                  ---------------------------------------------------------------------------
   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income.........            --             --              --         (15,000)        (15,000)
   Distributions from net realized gain on
    investments.................................            --             --              --              --              --
                                                  ---------------------------------------------------------------------------
   Total dividends and distributions to
    shareholders................................            --             --              --         (15,000)        (15,000)
                                                  ---------------------------------------------------------------------------
   CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold....................    11,312,991     39,789,134      13,044,515       5,000,000      10,000,000
   Proceeds from shares issued for reinvestment
    of dividends and distributions..............            --             --              --          15,000          15,000
   Cost of shares repurchased...................    (5,262,953)   (39,196,352)     (4,166,465)             --              --
                                                  ---------------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from capital share transactions...     6,050,038        592,782       8,878,050       5,015,000      10,015,000
                                                  ---------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......    13,892,328     11,471,195       9,274,348       5,287,158      11,167,713
   NET ASSETS:
   Beginning of period..........................   131,439,740    713,045,270      68,048,708              --              --
                                                  ---------------------------------------------------------------------------
   End of period................................  $145,332,068   $724,516,465   $  77,323,056   $   5,287,158   $  11,167,713
                                                  ===========================================================================

   ---------------
   Undistributed net investment income (loss)...  $  3,326,145   $ 21,896,099   $   1,703,411   $       4,309   $       2,074
                                                  ===========================================================================
   Shares issued and repurchased:
   Sold.........................................       722,994      2,664,197         881,293         500,000       1,000,000
   Issued in reinvestment of dividends and
    distributions...............................            --             --              --           1,433           1,398
   Repurchased..................................      (335,735)    (2,618,333)       (281,470)             --              --
                                                  ---------------------------------------------------------------------------
   Net increase (decrease)......................       387,259         45,864         599,823         501,433       1,001,398
                                                  ===========================================================================
   + Formerly Balanced/Phoenix Investment
     Counsel
   # Commenced operations December 14, 1998


                                                     GROWTH-         FEDERATED
                                                      INCOME           VALUE
   ---------------------------------------------  ------------------------------
   OPERATIONS:
   Net investment income (loss).................  $    1,042,568   $     193,382
   Net realized gain (loss) on investments......      15,897,837         166,627
   Net realized gain (loss) on futures and
    options contracts...........................       5,844,488              --
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................              --              (6)
   Change in unrealized
    appreciation/depreciation on investments....     134,285,475       4,903,370
   Change in unrealized foreign exchange
    gain/loss on other assets and liabilities...            (141)             --
   Change in unrealized
    appreciation/depreciation on futures and
    options contracts...........................      (1,543,688)             --
                                                  ------------------------------
   Net increase (decrease) in net assets
    resulting from operations...................     155,526,539       5,263,373
                                                  ------------------------------
   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income.........              --              --
   Distributions from net realized gain on
    investments.................................              --              --
                                                  ------------------------------
   Total dividends and distributions to
    shareholders................................              --              --
                                                  ------------------------------
   CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold....................      85,700,857      17,210,109
   Proceeds from shares issued for reinvestment
    of dividends and distributions..............              --              --
   Cost of shares repurchased...................     (54,704,172)     (9,197,815)
                                                  ------------------------------
   Net increase (decrease) in net assets
    resulting from capital share transactions...      30,996,685       8,012,294
                                                  ------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......     186,523,224      13,275,667
   NET ASSETS:
   Beginning of period..........................   1,019,590,127     145,899,839
                                                  ------------------------------
   End of period................................  $1,206,113,351   $ 159,175,506
                                                  ==============================
   ---------------
   Undistributed net investment income (loss)...  $    7,335,562   $   1,334,671
                                                  ==============================
   Shares issued and repurchased:
   Sold.........................................       3,281,847       1,060,836
   Issued in reinvestment of dividends and
    distributions...............................              --              --
   Repurchased..................................      (2,090,295)       (565,865)
                                                  ------------------------------
   Net increase (decrease)......................       1,191,552         494,971
                                                  ==============================
   + Formerly Balanced/Phoenix Investment
     Counsel
   # Commenced operations December 14, 1998

    See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF CHANGES IN NET ASSETS (continued)
    FOR THE PERIOD DECEMBER 1, 1998 THROUGH JANUARY 31, 1999

                                                                                                      MFS
                                                     VENTURE        "DOGS" OF       ALLIANCE       GROWTH AND       PUTNAM
                                                      VALUE        WALL STREET       GROWTH         INCOME+         GROWTH
   --------------------------------------------------------------------------------------------------------------------------
   OPERATIONS:
   Net investment income (loss).................  $    2,598,807   $   114,427   $      (40,559)  $    162,628   $   (147,306)
   Net realized gain (loss) on investments......      17,635,962     2,829,920       53,230,893     54,763,601      9,065,022
   Net realized gain (loss) on futures and
    options contracts...........................              --            --          637,521             --             --
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................             281            --               --          3,628             --
   Change in unrealized
    appreciation/depreciation on investments....      76,104,286    (4,578,871)     315,401,681    (29,996,476)    58,656,179
   Change in unrealized foreign exchange
    gain/loss on other assets and liabilities...            (267)           --               --             --             --
   Change in unrealized
    appreciation/depreciation on futures and
    options contracts...........................              --            --         (757,500)            --             --
                                                  ---------------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from operations...................      96,339,069    (1,634,524)     368,472,036     24,933,381     67,573,895
                                                  ---------------------------------------------------------------------------
   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income.........              --            --               --             --             --
   Distributions from net realized gain on
    investments.................................              --            --               --             --             --
                                                  ---------------------------------------------------------------------------
   Total dividends and distributions to
    shareholders................................              --            --               --             --             --
                                                  ---------------------------------------------------------------------------
   CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold....................      97,925,406    18,661,965      204,611,303     11,852,834     56,653,856
   Proceeds from shares issued for reinvestment
    of dividends and distributions..............              --            --               --             --             --
   Cost of shares repurchased...................     (79,321,761)   (4,248,773)    (104,299,490)    (9,015,745)   (28,278,432)
                                                  ---------------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from capital share transactions...      18,603,645    14,413,192      100,311,813      2,837,089     28,375,424
                                                  ---------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......     114,942,714    12,778,668      468,783,849     27,770,470     95,949,319
   NET ASSETS:
   Beginning of period..........................   1,725,410,836    65,283,181    1,396,140,020    238,298,472    398,863,215
                                                  ---------------------------------------------------------------------------
   End of period................................  $1,840,353,550   $78,061,849   $1,864,923,869   $266,068,942   $494,812,534
                                                  ===========================================================================

   ---------------
   Undistributed net investment income (loss)...  $   15,544,750   $   546,494   $    2,757,752   $    549,006   $    267,117
                                                  ===========================================================================
   Shares issued and repurchased:
   Sold.........................................       4,116,195     1,905,522        6,451,097        711,914      2,574,099
   Issued in reinvestment of dividends and
    distributions...............................              --            --               --             --             --
   Repurchased..................................      (3,331,735)     (432,734)      (3,339,403)      (548,064)    (1,281,139)
                                                  ---------------------------------------------------------------------------
   Net increase (decrease)......................         784,460     1,472,788        3,111,694        163,850      1,292,960
                                                  ===========================================================================
   + Formerly Growth/Phoenix Investment Counsel


                                                      REAL
                                                     ESTATE
   ---------------------------------------------  ------------
   OPERATIONS:
   Net investment income (loss).................  $    570,117
   Net realized gain (loss) on investments......    (1,725,506)
   Net realized gain (loss) on futures and
    options contracts...........................            --
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................            --
   Change in unrealized
    appreciation/depreciation on investments....      (478,582)
   Change in unrealized foreign exchange
    gain/loss on other assets and liabilities...            --
   Change in unrealized
    appreciation/depreciation on futures and
    options contracts...........................            --
                                                  ------------
   Net increase (decrease) in net assets
    resulting from operations...................    (1,633,971)
                                                  ------------
   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income.........            --
   Distributions from net realized gain on
    investments.................................            --
                                                  ------------
   Total dividends and distributions to
    shareholders................................            --
                                                  ------------
   CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold....................     6,179,281
   Proceeds from shares issued for reinvestment
    of dividends and distributions..............            --
   Cost of shares repurchased...................    (5,142,635)
                                                  ------------
   Net increase (decrease) in net assets
    resulting from capital share transactions...     1,036,646
                                                  ------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......      (597,325)
   NET ASSETS:
   Beginning of period..........................    59,101,641
                                                  ------------
   End of period................................  $ 58,504,316
                                                  ============
   ---------------
   Undistributed net investment income (loss)...  $  2,065,317
                                                  ============
   Shares issued and repurchased:
   Sold.........................................       630,827
   Issued in reinvestment of dividends and
    distributions...............................            --
   Repurchased..................................      (524,134)
                                                  ------------
   Net increase (decrease)......................       106,693
                                                  ============
   + Formerly Growth/Phoenix Investment Counsel

    See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF CHANGES IN NET ASSETS (continued)
    FOR THE PERIOD DECEMBER 1, 1998 THROUGH JANUARY 31, 1999

                                                    SMALL                     INTERNATIONAL                  INTERNATIONAL
                                                   COMPANY      AGGRESSIVE     GROWTH AND        GLOBAL       DIVERSIFIED
                                                    VALUE#        GROWTH         INCOME         EQUITIES       EQUITIES
   -----------------------------------------------------------------------------------------------------------------------
   OPERATIONS:
   Net investment income (loss).................  $      852   $     33,479   $    (24,069)   $    (29,789)  $    (266,551)
   Net realized gain (loss) on investments......      24,272     10,344,666      1,383,124      11,471,490       6,406,461
   Net realized gain (loss) on futures and
    options contracts...........................          --       (322,075)            --              --        (421,891)
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................          --             --          9,412      (1,429,097)     (1,883,721)
   Change in unrealized
    appreciation/depreciation on investments....      (1,088)    25,390,587      3,312,874      31,119,590       2,961,164
   Change in unrealized foreign exchange
    gain/loss on other assets and liabilities...          --             --         (6,666)        810,121        (674,306)
   Change in unrealized
    appreciation/depreciation on futures and
    options contracts...........................          --             --             --              --         429,077
                                                  ------------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from operations...................      24,036     35,446,657      4,674,675      41,942,315       6,550,233
                                                  ------------------------------------------------------------------------
   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income.........     (10,000)            --       (265,000)             --              --
   Distributions from net realized gain on
    investments.................................          --             --     (2,235,000)             --              --
                                                  ------------------------------------------------------------------------
   Total dividends and distributions to
    shareholders................................     (10,000)            --     (2,500,000)             --              --
                                                  ------------------------------------------------------------------------
   CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold....................   5,000,000     28,460,612     25,897,133      35,563,067     220,533,560
   Proceeds from shares issued for reinvestment
    of dividends and distributions..............      10,000             --      2,500,000              --              --
   Cost of shares repurchased...................          --    (14,776,792)   (16,419,004)    (34,724,943)   (207,473,512)
                                                  ------------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from capital share transactions...   5,010,000     13,683,820     11,978,129         838,124      13,060,048
                                                  ------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......   5,024,036     49,130,477     14,152,804      42,780,439      19,610,281
   NET ASSETS:
   Beginning of period..........................          --    133,182,684    128,343,867     420,357,989     354,174,242
                                                  ------------------------------------------------------------------------
   End of period................................  $5,024,036   $182,313,161   $142,496,671    $463,138,428   $ 373,784,523
                                                  ========================================================================

   ---------------
   Undistributed net investment income (loss)...  $       --   $    385,632   $    750,530    $  3,631,491   $   6,736,807
                                                  ========================================================================
   Shares issued and repurchased:
   Sold.........................................     500,000      2,008,807      2,268,946       1,978,139      17,063,994
   Issued in reinvestment of dividends and
    distributions...............................         959             --        217,960              --              --
   Repurchased..................................          --     (1,075,513)    (1,434,448)     (1,957,914)    (16,008,763)
                                                  ------------------------------------------------------------------------
   Net increase (decrease)......................     500,959        933,294      1,052,458          20,225       1,055,231
                                                  ========================================================================
   # Commenced operations December 14, 1998


                                                    EMERGING
                                                    MARKETS
   ---------------------------------------------  ------------
   OPERATIONS:
   Net investment income (loss).................  $     32,424
   Net realized gain (loss) on investments......    (1,240,780)
   Net realized gain (loss) on futures and
    options contracts...........................            --
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................      (117,495)
   Change in unrealized
    appreciation/depreciation on investments....     1,414,903
   Change in unrealized foreign exchange
    gain/loss on other assets and liabilities...       (38,964)
   Change in unrealized
    appreciation/depreciation on futures and
    options contracts...........................            --
                                                  ------------
   Net increase (decrease) in net assets
    resulting from operations...................        50,088
                                                  ------------
   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income.........       (65,000)
   Distributions from net realized gain on
    investments.................................            --
                                                  ------------
   Total dividends and distributions to
    shareholders................................       (65,000)
                                                  ------------
   CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold....................     3,246,429
   Proceeds from shares issued for reinvestment
    of dividends and distributions..............        65,000
   Cost of shares repurchased...................    (2,273,641)
                                                 -------------
   Net increase (decrease) in net assets
    resulting from capital share transactions...     1,037,788
                                                 -------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......     1,022,876
   NET ASSETS:
   Beginning of period..........................    31,685,278
                                                 -------------
   End of period................................  $ 32,708,154
                                                 =============
   ---------------
   Undistributed net investment income (loss)...  $   (201,415)
                                                 =============
   Shares issued and repurchased:
   Sold.........................................       525,444
   Issued in reinvestment of dividends and
    distributions...............................        10,400
   Repurchased..................................      (366,917)
                                                 -------------
   Net increase (decrease)......................       168,927
                                                 =============
   # Commenced operations December 14, 1998

    See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF CHANGES IN NET ASSETS
    FOR THE YEAR ENDED NOVEMBER 30, 1998

                                                       CASH          CORPORATE        GLOBAL       HIGH-YIELD      WORLDWIDE
                                                    MANAGEMENT          BOND           BOND           BOND        HIGH INCOME
   ---------------------------------------------------------------------------------------------------------------------------
   OPERATIONS:
   Net investment income (loss).................  $    10,066,106   $  6,659,366   $  4,463,161   $  25,623,546   $ 11,865,052
   Net realized gain (loss) on investments......           (6,901)       (60,443)     4,786,517        (861,067)   (30,080,600)
   Net realized gain (loss) on futures and
    options contracts...........................               --             --             --              --         17,693
   Net realized foreign exchange gain (loss) on
    other assets
    and liabilities.............................               --             --     (1,286,313)             --        (33,125)
   Change in unrealized
    appreciation/depreciation on investments....           25,431       (565,665)     3,845,490     (30,181,712)    (3,067,152)
   Change in unrealized foreign exchange
    gain/loss on other
    assets and liabilities......................               --             --       (146,183)             --         35,136
   Change in unrealized
    appreciation/depreciation on futures and
    options contracts...........................               --             --             --              --        (17,300)
                                                  ----------------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from operations...................       10,084,636      6,033,258     11,662,672      (5,419,233)   (21,280,296)
                                                  ----------------------------------------------------------------------------
   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income.........       (6,780,000)    (3,280,000)    (6,255,000)    (13,985,000)    (6,395,000)
   Distributions from net realized gain on
    investments.................................               --             --     (1,735,000)     (1,645,000)    (7,650,000)
                                                  ----------------------------------------------------------------------------
   Total dividends and distributions to
    shareholders................................       (6,780,000)    (3,280,000)    (7,990,000)    (15,630,000)   (14,045,000)
                                                  ----------------------------------------------------------------------------
   CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold....................    1,289,143,368    105,861,336     64,783,124     270,371,285     88,242,225
   Proceeds from shares issued for reinvestment
    of dividends and distributions..............        6,780,000      3,280,000      7,990,000      15,630,000     14,045,000
   Cost of shares repurchased...................   (1,231,707,367)   (30,604,926)   (50,060,104)   (176,010,560)   (70,896,700)
                                                  ----------------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from capital share transactions...       64,216,001     78,536,410     22,713,020     109,990,725     31,390,525
                                                  ----------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......       67,520,637     81,289,668     26,385,692      88,941,492     (3,934,771)
   NET ASSETS:
   Beginning of period..........................      156,119,454     62,271,618     89,042,523     195,639,006    125,224,321
                                                  ----------------------------------------------------------------------------
   End of period................................  $   223,640,091   $143,561,286   $115,428,215   $ 284,580,498   $121,289,550
                                                  ============================================================================

   ---------------
   Undistributed net investment income (loss)...  $    10,054,177   $  6,650,194   $  2,981,658   $  25,603,717   $ 11,808,237
                                                  ============================================================================
   Shares issued and repurchased:
   Sold.........................................      122,958,824      9,082,885      5,681,272      23,131,140      7,284,965
   Issued in reinvestment of dividends and
    distributions...............................          662,109        288,225        731,015       1,323,455      1,086,233
   Repurchased..................................     (117,025,116)    (2,626,465)    (4,342,695)    (15,085,908)    (6,094,290)
                                                  ----------------------------------------------------------------------------
   Net increase (decrease)......................        6,595,817      6,744,645      2,069,592       9,368,687      2,276,908
                                                  ============================================================================


                                                   SUNAMERICA
                                                    BALANCED
   ---------------------------------------------  ------------
   OPERATIONS:
   Net investment income (loss).................  $  1,755,436
   Net realized gain (loss) on investments......     3,122,205
   Net realized gain (loss) on futures and
    options contracts...........................            --
   Net realized foreign exchange gain (loss) on
    other assets
    and liabilities.............................            --
   Change in unrealized
    appreciation/depreciation on investments....    10,080,246
   Change in unrealized foreign exchange
    gain/loss on other
    assets and liabilities......................            --
   Change in unrealized
    appreciation/depreciation on futures and
    options contracts...........................            --
                                                 -------------
   Net increase (decrease) in net assets
    resulting from operations...................    14,957,887
                                                 -------------
   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income.........      (470,000)
   Distributions from net realized gain on
    investments.................................    (1,630,000)
                                                 -------------
   Total dividends and distributions to
    shareholders................................    (2,100,000)
                                                 -------------
   CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold....................   113,589,466
   Proceeds from shares issued for reinvestment
    of dividends and distributions..............     2,100,000
   Cost of shares repurchased...................   (23,926,902)
                                                 -------------
   Net increase (decrease) in net assets
    resulting from capital share transactions...    91,762,564
                                                 -------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......   104,620,451
   NET ASSETS:
   Beginning of period..........................    44,621,156
                                                  ------------
   End of period................................  $149,241,607
                                                  ============
   ---------------
   Undistributed net investment income (loss)...  $  1,745,210
                                                  ============
   Shares issued and repurchased:
   Sold.........................................     7,767,253
   Issued in reinvestment of dividends and
    distributions...............................       144,429
   Repurchased..................................    (1,671,552)
                                                  ------------
   Net increase (decrease)......................     6,240,130
                                                  ============

    See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF CHANGES IN NET ASSETS (continued)
    FOR THE YEAR ENDED NOVEMBER 30, 1998


                                                   MFS TOTAL         ASSET                         GROWTH-        FEDERATED
                                                    RETURN+       ALLOCATION       UTILITY          INCOME          VALUE
   --------------------------------------------------------------------------------------------------------------------------
   OPERATIONS:
   Net investment income (loss).................  $  2,762,869   $  20,088,057   $  1,341,987   $    6,306,909   $  1,149,112
   Net realized gain (loss) on investments......     1,095,104      17,614,687      2,895,401       42,172,573      7,493,632
   Net realized gain (loss) on futures and
    options contracts...........................            --       4,861,214             --        1,162,383             --
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................            --          56,315         (8,436)              --             29
   Change in unrealized
    appreciation/depreciation on investments....    10,235,149     (38,559,922)     1,997,996       98,775,893      7,034,153
   Change in unrealized foreign exchange
    gain/loss on other assets and liabilities...            --            (537)            --              141             --
   Change in unrealized
    appreciation/depreciation on futures and
    options contracts...........................            --       9,164,216             --        5,540,263             --
                                                  ---------------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from operations...................    14,093,122      13,224,030      6,226,948      153,958,162     15,676,926
                                                  ---------------------------------------------------------------------------
   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income.........    (2,165,000)    (12,565,000)      (410,000)      (4,145,000)      (330,000)
   Distributions from net realized gain on
    investments.................................    (9,655,000)    (58,650,000)      (875,000)     (32,070,000)    (1,790,000)
                                                  ---------------------------------------------------------------------------
   Total dividends and distributions to
    shareholders................................   (11,820,000)    (71,215,000)    (1,285,000)     (36,215,000)    (2,120,000)
                                                  ---------------------------------------------------------------------------
   CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold....................    40,224,778     289,252,676     63,061,254      450,896,249    107,751,599
   Proceeds from shares issued for reinvestment
    of dividends and distributions..............    11,820,000      71,215,000      1,285,000       36,215,000      2,120,000
   Cost of shares repurchased...................   (18,599,196)   (116,016,831)   (25,605,621)    (207,326,780)   (36,552,630)
                                                  ---------------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from capital share transactions...    33,445,582     244,450,845     38,740,633      279,784,469     73,318,969
                                                  ---------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......    35,718,704     186,459,875     43,682,581      397,527,631     86,875,895
   NET ASSETS:
   Beginning of period..........................    95,721,036     526,585,395     24,366,127      622,062,496     59,023,944
                                                  ---------------------------------------------------------------------------
   End of period................................  $131,439,740   $ 713,045,270   $ 68,048,708   $1,019,590,127   $145,899,839
                                                  ===========================================================================

   ---------------
   Undistributed net investment income (loss)...  $  2,758,518   $  18,708,081   $  1,327,226   $    6,292,994   $  1,141,295
                                                  ===========================================================================
   Shares issued and repurchased:
   Sold.........................................     2,754,398      18,818,398      4,592,714       19,956,198      7,117,294
   Issued in reinvestment of dividends and
    distributions...............................       826,573       4,576,800         93,386        1,571,832        136,072
   Repurchased..................................    (1,285,192)     (7,735,606)    (1,867,728)      (9,337,805)    (2,415,702)
                                                  ---------------------------------------------------------------------------
   Net increase (decrease)......................     2,295,779      15,659,592      2,818,372       12,190,225      4,837,664
                                                  ===========================================================================

   + Formerly Balanced/Phoenix Investment
     Counsel

    See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF CHANGES IN NET ASSETS (continued)
    FOR THE YEAR ENDED NOVEMBER 30, 1998

                                                                                                       MFS
                                                     VENTURE        "DOGS" OF        ALLIANCE       GROWTH AND       PUTNAM
                                                      VALUE        WALL STREET        GROWTH         INCOME+         GROWTH
   ----------------------------------------------------------------------------------------------------------------------------
   OPERATIONS:
   Net investment income (loss).................  $   12,963,152   $    431,263   $    2,768,561   $    397,828   $     282,903
   Net realized gain (loss) on investments......      56,164,428            721      131,778,070     11,774,676      10,488,436
   Net realized gain (loss) on futures and
    options contracts...........................              --             --          210,720             --              --
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................             127             --               --             --              --
   Change in unrealized
    appreciation/depreciation on investments....      77,804,105      1,527,725      161,624,460     25,041,204      49,263,300
   Change in unrealized foreign exchange
    gain/loss on other assets and liabilities...            (187)            --               --             --              --
   Change in unrealized
    appreciation/depreciation on futures and
    options contracts...........................              --             --          765,000             --              --
                                                  -----------------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from operations...................     146,931,625      1,959,709      297,146,811     37,213,708      60,034,639
                                                  -----------------------------------------------------------------------------
   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income.........      (7,660,000)            --       (1,965,000)    (1,540,000)       (340,000)
   Distributions from net realized gain on
    investments.................................     (41,665,000)            --      (81,965,000)   (37,090,000)    (43,740,000)
                                                  -----------------------------------------------------------------------------
   Total dividends and distributions to
    shareholders................................     (49,325,000)            --      (83,930,000)   (38,630,000)    (44,080,000)
                                                  -----------------------------------------------------------------------------
   CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold....................     766,037,879     79,305,565      783,731,693     35,503,466     207,347,790
   Proceeds from shares issued for reinvestment
    of dividends and distributions..............      49,325,000             --       83,930,000     38,630,000      44,080,000
   Cost of shares repurchased...................    (327,611,955)   (15,982,093)    (389,271,751)   (52,914,520)   (103,245,428)
                                                  -----------------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from capital share transactions...     487,750,924     63,323,472      478,389,942     21,218,946     148,182,362
                                                  -----------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......     585,357,549     65,283,181      691,606,753     19,802,654     164,137,001
   NET ASSETS:
   Beginning of period..........................   1,140,053,287             --      704,533,267    218,495,818     234,726,214
                                                  -----------------------------------------------------------------------------
   End of period................................  $1,725,410,836   $ 65,283,181   $1,396,140,020   $238,298,472   $ 398,863,215
                                                  =============================================================================

   ---------------
   Undistributed net investment income (loss)...  $   12,945,662   $    431,867   $    2,757,752   $    382,750   $     267,117
                                                  =============================================================================
   Shares issued and repurchased:
   Sold.........................................      34,411,379      8,307,445       30,725,595      2,358,623      10,626,946
   Issued in reinvestment of dividends and
    distributions...............................       2,146,431             --        3,331,878      2,642,271       2,288,681
   Repurchased..................................     (14,958,273)    (1,651,822)     (15,499,022)    (3,487,108)     (5,433,344)
                                                  -----------------------------------------------------------------------------
   Net increase (decrease)......................      21,599,537      6,655,623       18,558,451      1,513,786       7,482,283
                                                  =============================================================================
   + Formerly Growth/Phoenix Investment Counsel


                                                      REAL
                                                     ESTATE
   ---------------------------------------------  -------------
   OPERATIONS:
   Net investment income (loss).................  $   2,053,619
   Net realized gain (loss) on investments......     (1,186,055)
   Net realized gain (loss) on futures and
    options contracts...........................             --
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................             --
   Change in unrealized
    appreciation/depreciation on investments....     (8,547,580)
   Change in unrealized foreign exchange
    gain/loss on other assets and liabilities...             --
   Change in unrealized
    appreciation/depreciation on futures and
    options contracts...........................             --
                                                  -------------
   Net increase (decrease) in net assets
    resulting from operations...................     (7,680,016)
                                                  -------------
   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income.........       (430,000)
   Distributions from net realized gain on
    investments.................................        (25,000)
                                                  -------------
   Total dividends and distributions to
    shareholders................................       (455,000)
                                                  -------------
   CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold....................     68,871,484
   Proceeds from shares issued for reinvestment
    of dividends and distributions..............        455,000
   Cost of shares repurchased...................    (31,654,685)
                                                  -------------
   Net increase (decrease) in net assets
    resulting from capital share transactions...     37,671,799
                                                  -------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......     29,536,783
   NET ASSETS:
   Beginning of period..........................     29,564,858
                                                  -------------
   End of period................................  $  59,101,641
                                                  =============
   ---------------
   Undistributed net investment income (loss)...  $   1,549,439
                                                  =============
   Shares issued and repurchased:
   Sold.........................................      6,318,577
   Issued in reinvestment of dividends and
    distributions...............................         39,089
   Repurchased..................................     (2,938,499)
                                                  -------------
   Net increase (decrease)......................      3,419,167
                                                  =============
   + Formerly Growth/Phoenix Investment Counsel

    See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF CHANGES IN NET ASSETS (continued)
    FOR THE YEAR ENDED NOVEMBER 30, 1998

                                                                 INTERNATIONAL                   INTERNATIONAL
                                                   AGGRESSIVE     GROWTH AND        GLOBAL        DIVERSIFIED      EMERGING
                                                     GROWTH         INCOME         EQUITIES        EQUITIES         MARKETS
   ---------------------------------------------------------------------------------------------------------------------------
   OPERATIONS:
   Net investment income (loss).................  $    357,003   $    973,452    $   1,816,438   $   3,649,794   $     166,140
   Net realized gain (loss) on investments......     8,516,390      1,388,681       30,122,418       3,338,090      (8,916,796)
   Net realized gain (loss) on futures and
    options contracts...........................       121,523             --               --         379,087              --
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................            --       (181,644)       2,829,578       2,639,780        (209,004)
   Change in unrealized
    appreciation/depreciation on investments....    (2,778,649)     2,363,587       17,895,089      41,649,770       1,943,004
   Change in unrealized foreign exchange
    gain/loss on other assets and liabilities...            --       (956,662)      (1,905,362)       (947,316)        (32,870)
   Change in unrealized
    appreciation/depreciation on futures and
    options contracts...........................            --             --               --        (309,741)             --
                                                  ----------------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from operations...................     6,216,267      3,587,414       50,758,161      50,399,464      (7,049,526)
                                                  ----------------------------------------------------------------------------
   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income.........            --       (135,000)      (4,270,000)     (9,350,000)       (205,000)
   Distributions from net realized gain on
    investments.................................            --       (290,000)     (29,965,000)     (3,540,000)             --
                                                  ----------------------------------------------------------------------------
   Total dividends and distributions to
    shareholders................................            --       (425,000)     (34,235,000)    (12,890,000)       (205,000)
                                                  ----------------------------------------------------------------------------
   CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold....................    72,681,614    150,784,055      148,182,205     363,964,393      37,540,896
   Proceeds from shares issued for reinvestment
    of dividends and distributions..............            --        425,000       34,235,000      12,890,000         205,000
   Cost of shares repurchased...................   (49,318,661)   (68,871,564)    (120,221,571)   (309,116,327)    (18,785,185)
                                                  ----------------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from capital share transactions...    23,362,953     82,337,491       62,195,634      67,738,066      18,960,711
                                                  ----------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......    29,579,220     85,499,905       78,718,795     105,247,530      11,706,185
   NET ASSETS:
   Beginning of period..........................   103,603,464     42,843,962      341,639,194     248,926,712      19,979,093
                                                  ----------------------------------------------------------------------------
   End of period................................  $133,182,684   $128,343,867    $ 420,357,989   $ 354,174,242   $  31,685,278
                                                  ============================================================================

   ---------------
   Undistributed net investment income (loss)...  $    352,153   $    846,246    $   4,369,876   $   5,133,814   $     (52,849)
                                                  ============================================================================
   Shares issued and repurchased:
   Sold.........................................     6,231,775     13,322,605        8,865,607      29,306,696       5,145,118
   Issued in reinvestment of dividends and
    distributions...............................            --         40,284        1,993,885         996,906          24,849
   Repurchased..................................    (4,227,691)    (6,135,342)      (7,373,444)    (24,727,847)     (2,565,829)
                                                  ----------------------------------------------------------------------------
   Net increase (decrease)......................     2,004,084      7,227,547        3,486,048       5,575,755       2,604,138
                                                  ============================================================================

    See Notes to Financial Statements

---------------------

---------------------

SUNAMERICA SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. DESCRIPTION OF BUSINESS AND BASIS OF PRESENTATION: SunAmerica Series Trust ("the Trust"), organized as a Massachusetts business trust on September 11, 1992, is an open-end management investment company. Shares of the Trust are issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life contracts.

  The Trust issues separate series of shares ("the Portfolios"), each of which represents a separate managed portfolio of securities with its own investment objectives. The Trustees may establish additional series in the future. All shares may be purchased or redeemed at net asset value without any sales or redemption charge.

The investment objectives for the portfolios included in this report are as follows:

The CASH MANAGEMENT PORTFOLIO seeks high current yield while preserving capital by investing in a diversified selection of money market instruments.

The CORPORATE BOND PORTFOLIO seeks high total return with only moderate price risk by investing primarily in investment grade fixed income securities.

The GLOBAL BOND PORTFOLIO seeks high total return, emphasizing current income and, to a lesser extent, capital appreciation, by investing in high quality fixed income securities of U.S. and foreign issuers and transactions in foreign currencies.

The HIGH-YIELD BOND PORTFOLIO seeks high current income and, secondarily, capital appreciation by investing primarily in intermediate and long-term corporate obligations, emphasizing higher-yielding, higher-risk, lower-rated or unrated securities (junk bonds) with a primary focus on "B" rated high-yield bonds.

The WORLDWIDE HIGH INCOME PORTFOLIO seeks high current income and, secondarily, capital appreciation by investing primarily in high-yielding fixed income securities (junk bonds) of issuers located throughout the world.

The SUNAMERICA BALANCED PORTFOLIO seeks conservation of principal by maintaining at all times a balanced portfolio of stocks and bonds, with at least 25% invested in fixed income securities.

The MFS TOTAL RETURN PORTFOLIO seeks current income, long-term capital growth and conservation of capital by investing primarily in common stocks and fixed income securities, with an emphasis on income-producing securities that appear to have some potential for capital enhancement.

The ASSET ALLOCATION PORTFOLIO seeks high total return (including income and capital gains) consistent with long-term preservation of capital by investing in a diversified portfolio that may include common stocks and other securities with common stock characteristics, bonds and other intermediate and long-term fixed income securities and money market instruments.

The UTILITY PORTFOLIO seeks high current income and moderate capital appreciation by investing primarily in equity and debt securities of utility companies.

The EQUITY INCOME PORTFOLIO seeks long-term capital appreciation and income by investing primarily in equity securities that are expected to pay above-average dividends.

The EQUITY INDEX PORTFOLIO seeks investment results that correspond with the performance of the Standard & Poor's 500(R) Composite Stock Price Index ("S&P 500(R)") by investing primarily in common stocks included in the S&P 500(R).

The GROWTH-INCOME PORTFOLIO seeks growth of capital and income by investing primarily in common stocks or securities that demonstrate the potential for appreciation and/or dividends.

The FEDERATED VALUE PORTFOLIO seeks growth of capital and income by investing primarily in the securities of high quality companies.

The VENTURE VALUE PORTFOLIO seeks growth of capital by investing primarily in common stocks of companies with market capitalizations of at least $5 billion.

The "DOGS" OF WALL STREET PORTFOLIO seeks total return (including capital appreciation and current income) by investing in thirty high dividend yielding common stocks selected annually from the Dow Jones Industrial Average and the broader market.

The ALLIANCE GROWTH PORTFOLIO seeks long-term growth of capital by investing primarily in equity securities of a limited number of large, carefully selected, high quality U.S. companies that are judged likely to achieve superior earnings.
                                                           ---------------------

The MFS GROWTH AND INCOME PORTFOLIO seeks reasonable current income and long-term growth of capital and income by investing primarily in equity securities.

The PUTNAM GROWTH PORTFOLIO seeks long-term growth of capital by investing primarily in common stocks or securities with common stock characteristics that its Subadviser believes have above-average growth prospects.

The REAL ESTATE PORTFOLIO seeks total return through a combination of growth and income by investing primarily in securities of companies principally engaged in or related to the real estate industry or that own significant real estate assets or that primarily invest in real estate financial instruments.

The SMALL COMPANY VALUE PORTFOLIO seeks capital appreciation by investing in a broadly diversified portfolio of equity securities of small companies generally with market capitalizations of less than $1 billion.

The MFS MID-CAP GROWTH PORTFOLIO seeks long-term growth of capital by investing primarily in equity securities of medium-sized companies, generally with market capitalizations between $1 billion and $5 billion, that its Subadviser believes have above-average growth potential.

The AGGRESSIVE GROWTH PORTFOLIO seeks capital appreciation by investing primarily in equity securities of high growth companies including small growth companies with market capitalizations under $1 billion.

The INTERNATIONAL GROWTH AND INCOME PORTFOLIO seeks growth of capital and, secondarily, current income by investing primarily in common stocks traded on markets outside the U.S.

The GLOBAL EQUITIES PORTFOLIO seeks long-term growth of capital through investing primarily in common stocks or securities with common stock characteristics of U.S. and foreign issuers that demonstrate the potential for appreciation and engages in transactions in foreign currencies.

The INTERNATIONAL DIVERSIFIED EQUITIES PORTFOLIO seeks long-term capital appreciation by investing (in accordance with country and sector weightings determined by its Subadviser) in common stocks of foreign issuers that, in the aggregate, replicate broad country and sector indices.

The EMERGING MARKETS PORTFOLIO seeks long-term capital appreciation by investing primarily in common stocks and other equity securities of companies that its Subadviser believes have above-average growth prospects primarily in emerging markets outside the U.S.

2. SIGNIFICANT ACCOUNTING POLICIES: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. In the opinion of management of the Trust, the accompanying financial statements contain all normal and recurring adjustments necessary for the fair presentation of the financial position of the Trust, and the results of its operations, the changes in its net assets and its financial highlights for the periods then ended. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

  SECURITY VALUATIONS: Stocks are stated at value based upon closing sales prices reported on recognized securities exchanges or, for listed securities having no sales reported and for unlisted securities, upon last-reported bid prices. Nonconvertible bonds, debentures, other long-term debt securities, and short-term securities with original or remaining maturities in excess of 60 days are valued at prices obtained for the day of valuation from a bond pricing service of a major dealer in bonds when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, an over-the-counter or exchange quotation at the mean of representative bid or asked prices may be used. Securities traded primarily on securities exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last reported bid price. If a security's price is available from more than one foreign exchange, a portfolio uses the exchange that is the primary market for the security. Developing markets securities involve risks not typically associated with investing in securities of issuers in more developed markets. These investments are subject to various risk factors including market, credit, exchange rate and sovereign risk. The markets in which these securities trade can be volatile and at times illiquid. Futures contracts are valued at the last sale price established each day by the board of trade or exchange on which they are traded. Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Trust if acquired within 60 days of maturity or, if already held by the Trust on the 60th day, are amortized to maturity based on the value determined on the 61st day. Securities for which quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust's Trustees.

  FOREIGN CURRENCY TRANSLATION: The books and records of the Trust are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar.

  The Trust does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at fiscal year-end. Similarly, the Trust does not isolate the effect of changes in foreign exchange rates from the changes in the market prices of portfolio securities sold during the year.
---------------------

  Realized foreign exchange gains and losses on other assets and liabilities and change in unrealized foreign exchange gains and losses on other assets and liabilities include realized foreign exchange gains and losses from currency gains or losses between the trade and settlement dates of securities transactions, the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Trust's books and the U.S. dollar equivalent amounts actually received or paid and changes in the unrealized foreign exchange gains and losses relating to the other assets and liabilities arising as a result of changes in the exchange rate.

  SECURITIES TRANSACTIONS, INVESTMENT INCOME, EXPENSES, DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: As is customary in the mutual fund industry, securities transactions are recorded on a trade date basis. Interest income is accrued daily except when collection is not expected. Dividend income and distributions are recorded on the ex-dividend date except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed after the ex-dividend date. The Trust amortizes premiums and accretes discounts on fixed income securities, as well as those original issue discounts for which amortization is required for federal income tax purposes; gains and losses realized upon the sale of such securities are based on their identified cost. Portfolios which earn foreign income and capital gains may be subject to foreign withholding taxes at various rates.

  Common expenses incurred by the Trust are allocated among the Portfolios based upon relative net assets or other appropriate allocation methods. In all other respects, expenses are charged to each Portfolio as incurred on a specific identification basis.

  The Portfolios record dividends and distributions to their shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined and presented in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions of paid-in capital. Net investment income/loss, net realized gain/loss, and net assets are not affected.

  For the period December 1, 1998 through January 31, 1999, the reclassification arising from book/tax differences resulted in increases (decreases) to the components of net assets as follows:

                                                             ACCUMULATED              ACCUMULATED
                                                          UNDISTRIBUTED NET        UNDISTRIBUTED NET       PAID-IN
                                                       INVESTMENT INCOME/(LOSS)   REALIZED GAIN/(LOSS)     CAPITAL
                                                          -------------------------------------------------------

Cash Management......................................         $       --               $       --        $        --
Corporate Bond.......................................             (1,184)                   1,184                 --
Global Bond..........................................            959,156                 (959,156)                --
High-Yield Bond......................................                 --                       --                 --
Worldwide High Income................................             33,518                  (33,518)                --
SunAmerica Balanced..................................                 --                       --                 --
MFS Total Return.....................................              1,119                   (1,119)                --
Asset Allocation.....................................             (1,919)                   3,899             (1,980)
Utility..............................................                 13                      (13)                --
Equity Income........................................              6,229                       --             (6,229)
Equity Index.........................................              6,229                       --             (6,229)
Growth-Income........................................                 --                       --                 --
Federated Value......................................                 (6)                       6                 --
Venture Value........................................                281                     (281)                --
"Dogs" of Wall Street................................                200                       --               (200)
Alliance Growth......................................             40,559                  (40,559)                --
MFS Growth and Income................................              3,628                   (3,628)                --
Putnam Growth........................................            147,306                 (147,306)                --
Real Estate..........................................            (54,239)                   8,010             46,229
Small Company Value..................................              9,148                   (2,919)            (6,229)
Aggressive Growth....................................                 --                       --                 --
International Growth and Income......................            193,353                 (193,133)              (220)
Global Equities......................................           (708,596)                 953,006           (244,410)
International Diversified Equities...................          1,869,544                1,482,221         (3,351,765)
Emerging Markets.....................................           (115,990)                 116,210               (220)

                                                           ---------------------

  ORGANIZATIONAL EXPENSES: During the years ended November 30, 1997 and 1998, $19,122 and $4,717, respectively, were incurred as part of the organization and registration of additional Portfolios. Such organizational expenses are being amortized on a straight line basis by each applicable Portfolio of the Trust over the period of benefit not to exceed 60 months from the date the respective Portfolio commenced operations.

3. OPERATING POLICIES:

  REPURCHASE AGREEMENTS: The Trust's custodian takes possession of the collateral pledged for investments in repurchase agreements ("repo" or collectively "repos"). The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

  At July 31, 1999 the Cash Management, High-Yield Bond, SunAmerica Balanced, "Dogs" of Wall Street and Aggressive Growth Portfolios had a 9.7%, 4.5%, 14.2%, 0.7% and 16.8%, respectively, undivided interest, representing $19,390,000, $8,960,000, $28,347,000, $1,353,000 and $33,560,000, respectively, in principal amount, in a joint repo with State Street Bank & Trust Co., which is dated July 30, 1999, bears interest at the rate of 5.00% per annum, has a principal amount of $200,315,000, and a repurchase price of $200,398,465, matures on August 2, 1999 and is collateralized by $100,000,000 U.S. Treasury Notes (bearing interest at the rate of 6.13% per annum and maturing July 31, 2000), $25,000,000 U.S. Treasury Notes (bearing interest at the rate of 6.13% per annum and maturing December 31, 2001), $25,000,000 U.S. Treasury Notes (bearing interest at the rate of 6.25% per annum and maturing February 15, 2003), $315,000 U.S. Treasury Bonds (bearing interest at the rate of 10.38% per annum and maturing November 15, 2009) and $50,000,000 U.S. Treasury Bonds (bearing interest at the rate of 8.13% per annum and maturing August 15, 2019), which together have an approximate value of $204,344,288.

  In addition, at July 31, 1999, the Cash Management and SunAmerica Balanced Portfolios had a 22.2% and 24.4%, respectively, undivided interest, representing $50,000,000 and $55,000,000, respectively, in principal amount in a joint repo with PaineWebber, Inc., which is dated July 30, 1999, bears interest at the rate of 5.02% per annum, has a principal amount of $225,000,000, and a repurchase price of $225,094,125, matures on August 2, 1999 and is collateralized by $50,000,000 U.S. Treasury Notes (bearing interest at a rate of 5.83% per annum and maturing November 30, 1999), $13,370,000 U.S. Treasury Notes (bearing interest at the rate of 5.75% per annum and maturing April 30, 2003), $50,000,000 U.S. Treasury Notes (bearing interest at the rate of 7.25% per annum and maturing August 15, 2004), $50,000,000 U.S. Treasury Bonds (bearing interest at the rate of 7.88% due November 15, 2007) and $47,800,000 U.S. Treasury Bonds (bearing interest at the rate of 8.00% per annum and maturing November 15, 2001), which together have an approximate value of $233,592,507.

  FORWARD FOREIGN CURRENCY CONTRACTS: Certain portfolios may enter into forward foreign currency contracts ("forward contracts") to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates or to enhance return. A forward contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the forward rate and the change in market value is recorded by the Portfolio as unrealized gain or loss. On the settlement date, the Portfolio records either realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward contracts involve elements of risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Trust bears the risk of an unfavorable change in the foreign exchange rate underlying the forward contract.

  FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract the Trust is required to pledge to the broker an amount of cash or U.S. government securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. The contract amount reflects the extent of a Portfolio's exposure in these financial instruments. A Portfolio's participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of futures contracts and movements in the price of the securities hedged or used for cover. The Trust's activities in the futures contracts are conducted through regulated exchanges which do not result in counterparty credit risks. Pursuant to a contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Portfolios as unrealized appreciation or depreciation. When a contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

  At July 31, 1999 the International Diversified Equities Portfolio had $2,285,977 and $567 in cash and foreign cash, respectively, segregated for open futures contracts.

  OPTIONS: An option is a contract conveying a right to buy or sell a financial instrument at a specified price during a stipulated period. The premium paid by a Portfolio for the purchase of a call or a put option is included in the Portfolio's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current market value of
---------------------
the option. When a Portfolio writes a call or a put option, an amount equal to the premium received by the Portfolio is included in the Portfolio's Statement of Assets and Liabilities as a liability and is subsequently marked to market to reflect the current market value of the option written. If an option which the Portfolio has written either expires on its stipulated expiration date, or if the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such options is extinguished. If a call option which the Portfolio has written is exercised, the Portfolio realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option which the Portfolio has written is exercised, the amount of the premium originally received reduces the cost of the security which the Portfolio purchased upon exercise of the option.

  During the period ended July 31, 1999, transactions in written option contracts were as follows:

                                                                ASSET ALLOCATION         AGGRESSIVE GROWTH
                                                              ---------------------   -----------------------
                                                              CONTRACTS    AMOUNT     CONTRACTS     AMOUNT
                                                              ---------   ---------   ---------   -----------
Written option contracts as of 1/31/99......................       --     $      --         --    $        --
Options written during the period...........................     (711)     (180,783)    (4,450)    (8,802,861)
Written options assigned during the period..................       --            --         --             --
Written options closed during the period....................       --            --      4,383      8,208,521
Written options expired during the period...................      144            --         --             --
Net realized gain on written options closed.................       --        23,833         --        530,893
                                                                -----     ---------    -------    -----------
Written option contracts as of 7/31/99......................     (567)    $(156,950)       (67)   $   (63,447)
                                                                =====     =========    =======    ===========

4. FEDERAL INCOME TAXES: The Trust intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal tax provision is required.

  The amounts of aggregate unrealized gain (loss) and the cost of investment securities for book purposes (which approximates tax basis), including short-term securities and repurchase agreements at July 31, 1999, were as follows:

                                        AGGREGATE      AGGREGATE
                                        UNREALIZED     UNREALIZED    GAIN/(LOSS)       COST OF       CAPITAL LOSS   CAPITAL LOSS
                                           GAIN           LOSS           NET         INVESTMENTS     CARRYOVER*+      UTILIZED
                                       -----------------------------------------------------------------------------------------
Cash Management......................  $     92,316   $    248,822   $   (156,506)  $  441,275,314   $        --     $    2,503
Corporate Bond.......................       706,991      9,116,178     (8,409,187)     183,954,934       165,800         52,518
Global Bond..........................     1,616,027      2,242,965       (626,938)     126,249,333            --             --
High-Yield Bond#.....................     3,625,286     29,412,043    (25,786,757)     328,867,486       467,629             --
Worldwide High Income#...............     3,628,439      7,211,865     (3,583,426)     117,718,090    27,857,764             --
SunAmerica Balanced..................    32,080,197      4,938,085     27,142,112      358,170,281            --             --
MFS Total Return.....................    10,616,070      6,084,058      4,532,012      181,083,234            --             --
Asset Allocation.....................    33,288,350     30,578,431      2,709,919      757,066,574            --             --
Utility..............................     7,513,994      2,276,976      5,237,018      103,632,913            --             --
Equity Income........................       568,385        243,186        325,199        5,505,053            --             --
Equity Index.........................     1,643,516        535,004      1,108,512       21,043,213            --             --
Growth-Income........................   432,880,787     19,029,836    413,850,951    1,063,794,975            --             --
Federated Value@.....................    31,502,146      9,195,475     22,306,671      174,032,917            --             --
Venture Value........................   576,489,373     51,688,334    524,801,039    1,599,601,695            --             --
"Dogs" of Wall Street................     7,741,449      5,103,059      2,638,390      110,972,101            --             --
Alliance Growth......................   447,517,700     64,950,204    382,567,496    1,828,943,193            --             --
MFS Growth and Income................    33,554,204     10,188,052     23,366,152      285,506,852            --             --
Putnam Growth........................   133,259,342      6,213,240    127,046,102      477,531,221            --             --
Real Estate#.........................     1,221,834      5,806,009     (4,584,175)      65,014,483     1,091,994             --
Small Company Value..................       693,158        381,869        311,289        4,970,215            --             --
MFS Mid-Cap Growth...................       416,607        644,609       (228,002)       7,827,059            --             --
Aggressive Growth....................    38,300,960     10,493,596     27,807,364      183,597,964            --             --
International Growth and Income......    21,757,311      4,724,784     17,032,527      187,696,638            --             --
Global Equities......................   104,762,131     14,667,008     90,095,123      395,178,898            --             --
International Diversified Equities...    66,127,594      7,089,942     59,037,652      310,107,642            --      3,893,300
Emerging Markets#@...................    11,162,791      2,001,571      9,161,220       50,063,063     8,943,573             --

---------------

 * Expires 2004-2006

 # Post 10/31/98 Capital Loss Deferrals: High-Yield Bond $2,334,495; Worldwide
   High Income $3,083,420; Real Estate $1,678,576; Emerging Markets $1,882,813.

 @ Post 10/31/98 Currency Loss Deferrals; Federated Value $6; Emerging Markets
   $123,655.

 + Net capital loss carryovers reported as of January 31, 1999, which are available to the extent provided in regulations to offset future capital gains. To the extent that these carryovers are used to offset future capital gains, it is probable that these gains so offset will not be distributed.
                                                           ---------------------

5. MANAGEMENT OF THE TRUST: SunAmerica Asset Management Corp. ("SAAMCo" or the "Adviser") serves as investment adviser for all the portfolios of the Trust. The Trust, on behalf of each Portfolio, entered into an Investment Advisory and Management Agreement (the "Agreement") with SAAMCo to handle the Trust's day-to-day affairs. It is the responsibility of the Adviser and, for certain Portfolios pursuant to Subadvisory Agreements, the subadvisers, to make investment decisions for the Portfolios and to place the purchase and sale orders for the Portfolio transactions. Such orders may be directed to any broker including, in the manner and to the extent permitted by applicable law, affiliates of the Adviser or a subadviser. The Agreement provides that SAAMCo shall administer the Trust's business affairs; furnish offices, necessary facilities and equipment; provide clerical, bookkeeping and administrative services; and permit any of its officers or employees to serve, without compensation, as trustees or officers of the Trust, if duly elected to such positions. There is no subadviser for the Cash Management, High-Yield Bond, SunAmerica Balanced, "Dogs" of Wall Street and Aggressive Growth Portfolios, and SAAMCo, therefore, performs all investment advisory services for these Portfolios. The term "Assets", as used in the following table, means the average daily net assets of the Portfolios.

  The Trust pays SAAMCo a monthly fee calculated at the following annual percentages of each Portfolio's assets:

                                                        MANAGEMENT
         PORTFOLIO                ASSETS                   FEES
------------------------------------------------------------------

Cash Management                     $ 0--$100 million    0.55%
                                    >    $100 million    0.50%
                                    >    $300 million    0.45%
Corporate Bond                      $ 0--$ 50 million    0.70%
                                    >    $ 50 million    0.60%
                                    >    $150 million    0.55%
                                    >    $250 million    0.50%
Global Bond-                        $ 0--$ 50 million    0.75%
  Asset Allocation                  >    $ 50 million    0.65%
                                    >    $150 million    0.60%
                                    >    $250 million    0.55%
High-Yield Bond                     $ 0--$ 50 million    0.70%
                                    >    $ 50 million    0.65%
                                    >    $150 million    0.60%
                                    >    $250 million    0.55%
Worldwide High Income-              >    $  0            1.00%
  Small Company Value-
  International Diversified
  Equities
SunAmerica Balanced-                $ 0--$ 50 million    0.70%
  Growth-Income                     >    $ 50 million    0.65%
                                    >    $150 million    0.60%
                                    >    $300 million    0.55%
                                    >    $500 million    0.50%
MFS Total Return                    $ 0--$ 50 million    0.70%
                                    >    $ 50 million    0.65%
Utility-Federated Value             $ 0--$150 million    0.75%
                                    >    $150 million    0.60%
                                    >    $500 million    0.50%
Equity Income                       >    $  0            0.65%
Equity Index                        >    $  0            0.40%

------------------------------------------------------------------
                                                        MANAGEMENT
         PORTFOLIO                ASSETS                   FEES

Venture Value-Real Estate           $ 0--$100 million    0.80%
                                    >    $100 million    0.75%
                                    >    $500 million    0.70%
"Dogs" of Wall Street               >    $  0 million    0.60%
Putnam Growth                        $0--$150 million    0.85%
                                    >    $150 million    0.80%
                                    >    $300 million    0.70%
Alliance Growth                     $ 0--$ 50 million    0.70%
                                    >    $ 50 million    0.65%
                                    >    $150 million    0.60%
MFS Growth and Income               $ 0--$600 million    0.70%
                                    >    $600 million    0.65%
                                    >    $1.5 billion    0.60%
MFS Mid-Cap Growth                  $ 0--$600 million    0.75%
                                    >    $600 million    0.70%
                                    >    $1.5 billion    0.65%
Aggressive Growth                   $ 0--$100 million    0.75%
                                    >    $100 million    0.675%
                                    >    $250 million    0.625%
                                    >    $500 million    0.60%
International Growth and            $ 0--$150 million    1.00%
  Income                            >    $150 million    0.90%
                                    >    $300 million    0.80%
Global Equities                      $0--$ 50 million    0.90%
                                    >    $ 50 million    0.80%
                                    >    $150 million    0.70%
                                    >    $300 million    0.65%
Emerging Markets                    >    $  0            1.25%

---------------------

  The organizations described below act as subadvisers to the Trust and certain of its Portfolios pursuant to Subadvisory Agreements with SAAMCo. Under the Subadvisory Agreements, the subadvisers manage the investment and reinvestment of the assets of the respective Portfolios for which they are responsible. Each of the subadvisers is independent of SAAMCo and discharges its responsibilities subject to the policies of the Trust's Trustees and the oversight and supervision of SAAMCo, which pays the subadvisers' fees.

                    SUBADVISER                                 PORTFOLIOS
-------------------------------------------------------------------------------------
Alliance Capital Management L.P.                    Growth-Income
                                                    Alliance Growth
                                                    Global Equities
Davis Selected Advisers, L.P.                       Venture Value
                                                    Real Estate
Federated Investment Counseling                     Corporate Bond
                                                    Utility
                                                    Federated Value
First American Asset Management                     Equity Income
                                                    Equity Index
                                                    Small Company Value
Goldman Sachs Asset Management                      Asset Allocation
Goldman Sachs Asset Management International        Global Bond
Massachusetts Financial Services Company            MFS Total Return
                                                    MFS Growth and Income
                                                    MFS Mid-Cap Growth
Morgan Stanley Dean Witter Investment Management    Worldwide High Income
                                                    International Diversified
                                                    Equities
Putnam Investment Management, Inc.                  Putnam Growth
                                                    International Growth and Income
                                                    Emerging Markets

  The portion of the investment advisory fees received by SAAMCo which are paid to subadvisers are as follows:

                                               MANAGEMENT
         PORTFOLIO                ASSETS          FEES
---------------------------------------------------------

Corporate Bond                $0--$ 25 million    0.30%
                              >   $ 25 million    0.25%
                              >   $ 50 million    0.20%
                              >   $150 million    0.15%

Global Bond-                  $0--$ 50 million    0.40%
  Asset Allocation-           >   $ 50 million    0.30%
  MFS Mid-Cap Growth          >   $150 million    0.25%
                              >   $250 million    0.20%
Worldwide High Income-        $0--$350 million    0.65%
  International Diversified   >   $350 million    0.60%
  Equities
MFS Total Return              >   $  0           0.375%
Utility-Federated Value       $0--$ 20 million    0.55%
                              >   $ 20 million    0.35%
                              >   $ 50 million    0.25%
                              >   $150 million    0.20%
                              >   $500 million    0.15%
Growth-Income                 $0--$ 50 million    0.35%
                              >   $ 50 million    0.30%
                              >   $150 million    0.25%
                              >   $300 million    0.20%
                              >   $500 million    0.15%
Equity Income                 >   $  0            0.30%
Equity Index                  >   $  0           0.125%

---------------------------------------------------------
                                               MANAGEMENT
         PORTFOLIO                ASSETS          FEES
Venture Value-Real Estate     $0--$100 million    0.45%
                              >   $100 million    0.40%
                              >   $500 million    0.35%
Alliance Growth               $0--$ 50 million    0.35%
                              >   $ 50 million    0.30%
                              >   $150 million    0.25%
MFS Growth and Income         $0--$300 million    0.40%
                              >   $300 million   0.375%
                              >   $600 million    0.35%
                              >   $900 million   0.325%
                              >   $ 1.5 billion   0.25%
Putnam Growth                 $0--$150 million    0.50%
                              >   $150 million    0.45%
                              >   $300 million    0.35%
Small Company Value           >   $  0            0.80%
International Growth
  and Income                  $0--$150 million    0.65%
                              >   $150 million    0.55%
                              >   $300 million    0.45%
Global Equities               $0--$ 50 million    0.50%
                              >   $ 50 million    0.40%
                              >   $150 million    0.30%
                              >   $300 million    0.25%
Emerging Markets              $0--$150 million    1.00%
                              >   $150 million    0.95%
                              >   $300 million    0.85%


                                                           ---------------------

  For certain Portfolios, the Adviser has agreed to reimburse expenses, if necessary, to keep annual operating expenses at or below the following percentages of each of the following Portfolio's average net assets: Equity Income Portfolio -- 0.95%; Equity Index Portfolio -- 0.55%; Small Company Value Portfolio -- 1.40%; MFS Mid-Cap Growth Portfolio -- 1.15%; and Emerging Markets Portfolio -- 1.90%. The Adviser also may voluntarily reimburse additional amounts to increase the investment return to a Portfolio's investors. The Adviser may terminate all such waivers and/or reimbursements at any time. Further, effective June 3, 1996, any waivers or reimbursements made by the Adviser with respect to a Portfolio are subject to recoupment from that Portfolio within the following two years, provided that the Portfolio is able to effect such payment to the Adviser and maintain the foregoing expense limitations.

  At July 31, 1999, the amounts repaid to the Adviser which are included in the management fee along with the remaining balance subject to recoupment are as follows:

                                                                          BALANCE
                                                               AMOUNT    SUBJECT TO
                                                              RECOUPED   RECOUPMENT
                                                              --------   ----------
Equity Income...............................................  $    --     $ 36,698
Equity Index................................................       --       48,595
"Dogs" of Wall Street.......................................    1,193           --
Small Company Value.........................................       --       37,345
MFS Mid-Cap Growth..........................................       --       16,658
Emerging Markets............................................   23,105      107,485

6. PURCHASES AND SALES OF SECURITIES: Information with respect to purchases and sales of long-term securities for the period ended July 31, 1999 were as follows:

                                     PURCHASES OF PORTFOLIO          SALES OF PORTFOLIO
                                   SECURITIES (EXCLUDING U.S.    SECURITIES (EXCLUDING U.S.         PURCHASES OF U.S.
                                     GOVERNMENT SECURITIES)        GOVERNMENT SECURITIES)         GOVERNMENT SECURITIES
                                   ---------------------------------------------------------------------------------------
Cash Management..................        $           --                 $         --                  $         --
Corporate Bond...................            51,885,269                   12,702,126                     7,644,409
Global Bond......................           107,375,159                   83,767,451                    25,305,328
High-Yield Bond..................           189,254,344                  167,051,202                            --
Worldwide High Income............            69,936,718                   70,678,182                            --
SunAmerica Balanced..............           107,057,948                   29,107,441                   212,413,168
MFS Total Return.................           101,014,628                   57,190,122                    36,468,623
Asset Allocation.................           549,400,058                  543,781,126                   245,526,525
Utility..........................            67,972,129                   39,771,259                            --
Equity Income....................               960,119                      496,309                            --
Equity Index.....................             8,265,999                      177,682                            --
Growth-Income....................           393,134,324                  243,627,091                            --
Federated Value..................            60,912,764                   30,523,034                            --
Venture Value....................           333,480,890                  188,011,552                            --
"Dogs" of Wall Street............            28,964,854                      594,214                            --
Alliance Growth..................         1,058,068,311                  753,579,402                    22,281,828
MFS Growth and Income............           109,695,750                   68,441,328                            --
Putnam Growth....................           321,685,440                  213,412,449                            --
Real Estate......................            21,417,895                   18,555,493                            --
Small Company Value..............             1,407,244                    1,220,922                            --
MFS Mid-Cap Growth...............            10,277,987                    2,811,730                            --
Aggressive Growth................           125,136,621                  111,435,482                            --
International Growth and
  Income.........................           109,350,390                   67,109,723                            --
Global Equities..................           181,209,672                  171,513,899                            --
International Diversified
  Equities.......................            75,936,463                   85,072,746                            --
Emerging Markets.................            47,027,992                   30,638,985                            --


                                          SALES OF U.S.
                                      GOVERNMENT SECURITIES
                                   ---------------------------
Cash Management..................          $        --
Corporate Bond...................           10,928,746
Global Bond......................           30,228,841
High-Yield Bond..................                   --
Worldwide High Income............                   --
SunAmerica Balanced..............           95,163,132
MFS Total Return.................           39,035,245
Asset Allocation.................          220,346,207
Utility..........................                   --
Equity Income....................                   --
Equity Index.....................                   --
Growth-Income....................                   --
Federated Value..................                   --
Venture Value....................                   --
"Dogs" of Wall Street............                   --
Alliance Growth..................            5,534,643
MFS Growth and Income............                   --
Putnam Growth....................                   --
Real Estate......................                   --
Small Company Value..............                   --
MFS Mid-Cap Growth...............                   --
Aggressive Growth................                   --
International Growth and
  Income.........................                   --
Global Equities..................                   --
International Diversified
  Equities.......................                   --
Emerging Markets.................                   --

---------------------

7. TRANSACTIONS WITH AFFILIATES: The following Portfolios incurred brokerage commissions with an affiliated broker:

                                                                GOLDMAN        SHELBY
                                                              SACHS & CO.   CULLOM DAVIS
                                                              -----------   ------------
Asset Allocation............................................    $49,600        $   --
Venture Value...............................................         --         4,572

As disclosed in the investment portfolios, certain Portfolios own common stock issued by American International Group, Inc. ("AIG"). Effective January 1, 1999, SAAMCo, the investment adviser, became a wholly owned subsidiary of AIG.

8. COMMITMENTS AND CONTINGENCIES: The High-Yield Bond, SunAmerica Balanced, Growth-Income, Venture Value, "Dogs" of Wall Street, Alliance Growth, Aggressive Growth and Global Equities Portfolios have established an uncommitted line of credit with State Street Bank and Trust Company with interest payable at the Federal Funds rate plus 125 basis points. Borrowings under the line of credit will commence when the Fund's cash shortfall exceeds $100,000. Any interest paid during the year is shown as interest expense on the Statement of Operations.

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    FINANCIAL HIGHLIGHTS*
    SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

    ----------------------------------------------------------------------------

                                                            NET        NET                         TOTAL
                                                           ASSET     INVEST-     NET REALIZED       FROM
                                                           VALUE       MENT      & UNREALIZED     INVEST-
                         PERIOD                          BEGINNING    INCOME    GAIN (LOSS) ON      MENT
                         ENDED                           OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS
   --------------------------------------------------------------------------------------------------------
   Cash Management Portfolio

   11/30/94                                               $10.20      $0.38         $(0.02)        $ 0.36
   11/30/95                                                10.47       0.56           0.01           0.57
   11/30/96                                                10.70       0.53          (0.02)          0.51
   11/30/97                                                10.76       0.53           0.01           0.54
   11/30/98                                                10.74       0.54          (0.02)          0.52
   1/31/99#                                                10.58       0.08           0.01           0.09
   7/31/99@                                                10.67       0.23           0.00           0.23

   Corporate Bond Portfolio

   11/30/94                                                10.19       0.52          (0.87)         (0.35)
   11/30/95                                                 9.75       0.60           1.00           1.60
   11/30/96                                                10.82       0.65           0.03           0.68
   11/30/97                                                11.09       0.77           0.21           0.98
   11/30/98                                                11.54       0.77          (0.02)          0.75
   1/31/99#                                                11.83       0.12           0.04           0.16
   7/31/99@                                                11.99       0.40          (0.75)         (0.35)

   Global Bond Portfolio

   11/30/94                                                10.30       0.53          (0.86)         (0.33)
   11/30/95                                                 9.83       0.60           0.97           1.57
   11/30/96                                                11.02       0.59           0.54           1.13
   11/30/97                                                11.40       0.52           0.38           0.90
   11/30/98                                                11.51       0.49           0.78           1.27
   1/31/99#                                                11.77       0.07           0.11           0.18
   7/31/99@                                                11.95       0.21          (0.53)         (0.32)

   High-Yield Bond Portfolio

   11/30/94                                                11.12       1.20          (1.65)         (0.45)
   11/30/95                                                10.32       1.11           0.12           1.23
   11/30/96                                                10.53       0.98           0.48           1.46
   11/30/97                                                11.04       1.04           0.48           1.52
   11/30/98                                                11.82       1.14          (1.24)         (0.10)
   1/31/99#                                                10.98       0.18          (0.02)          0.16
   7/31/99@                                                11.14       0.57          (0.19)          0.38

   Worldwide High Income Portfolio
   10/28/94-
   11/30/94                                                10.00       0.04          (0.09)         (0.05)
   11/30/95                                                 9.95       1.10           0.47           1.57
   11/30/96                                                11.42       1.25           1.60           2.85
   11/30/97                                                13.35       0.98           0.68           1.66
   11/30/98                                                13.20       1.07          (2.61)         (1.54)
   1/31/99#                                                10.31       0.16          (0.35)         (0.19)
   7/31/99@                                                10.12       0.54           0.31           0.85

                                                         DIVIDENDS      DIVIDENDS     NET                   NET
                                                       DECLARED FROM    FROM NET     ASSET                 ASSETS
                                                            NET         REALIZED     VALUE                 END OF
                         PERIOD                         INVESTMENT       GAIN ON     END OF     TOTAL      PERIOD
                         ENDED                            INCOME       INVESTMENTS   PERIOD   RETURN***   (000'S)
   --------------------------------------------------  -----------------------------------------------------------
   Cash Management Portfolio
   11/30/94                                            $      (0.09)     $   --      $10.47      3.51%    $ 89,098
   11/30/95                                                   (0.34)         --       10.70      5.59       90,731
   11/30/96                                                   (0.45)         --       10.76      4.92       91,247
   11/30/97                                                   (0.56)         --       10.74      5.22      156,119
   11/30/98                                                   (0.68)         --       10.58      5.05      223,640
   1/31/99#                                                      --          --       10.67      0.85      277,370
   7/31/99@                                                      --          --       10.90      2.16      475,809
   Corporate Bond Portfolio
   11/30/94                                                   (0.05)      (0.04)       9.75     (3.41)      15,869
   11/30/95                                                   (0.53)         --       10.82     17.01       29,475
   11/30/96                                                   (0.41)         --       11.09      6.51       37,207
   11/30/97                                                   (0.53)         --       11.54      9.26       62,272
   11/30/98                                                   (0.46)         --       11.83      6.61      143,561
   1/31/99#                                                      --          --       11.99      1.35      158,804
   7/31/99@                                                      --          --       11.64     (2.92)     178,019
   Global Bond Portfolio
   11/30/94                                                   (0.09)      (0.05)       9.83     (3.18)      44,543
   11/30/95                                                   (0.38)         --       11.02     16.40       59,759
   11/30/96                                                   (0.75)         --       11.40     10.94       68,221
   11/30/97                                                   (0.75)      (0.04)      11.51      8.43       89,043
   11/30/98                                                   (0.79)      (0.22)      11.77     11.75      115,428
   1/31/99#                                                      --          --       11.95      1.53      122,306
   7/31/99@                                                      --          --       11.63     (2.68)     127,679
   High-Yield Bond Portfolio
   11/30/94                                                   (0.29)      (0.06)      10.32     (4.26)      55,803
   11/30/95                                                   (1.02)         --       10.53     12.64       82,174
   11/30/96                                                   (0.95)         --       11.04     14.86      113,229
   11/30/97                                                   (0.74)         --       11.82     14.53      195,639
   11/30/98                                                   (0.66)      (0.08)      10.98     (1.26)     284,580
   1/31/99#                                                      --          --       11.14      1.46      293,037
   7/31/99@                                                      --          --       11.52      3.41      314,160
   Worldwide High Income Portfolio
   10/28/94-
   11/30/94                                                      --          --        9.95     (0.50)      10,478
   11/30/95                                                   (0.10)         --       11.42     16.02       21,515
   11/30/96                                                   (0.87)      (0.05)      13.35     26.87       49,204
   11/30/97                                                   (0.90)      (0.91)      13.20     14.17      125,224
   11/30/98                                                   (0.61)      (0.74)      10.31    (13.74)     121,290
   1/31/99#                                                      --          --       10.12     (1.84)     116,977
   7/31/99@                                                      --          --       10.97      8.40      117,390

                                                                         RATIO OF NET
                                                        RATIO OF          INVESTMENT
                                                       EXPENSES TO        INCOME TO
                         PERIOD                        AVERAGE NET       AVERAGE NET    PORTFOLIO
                         ENDED                           ASSETS             ASSETS      TURNOVER
   --------------------------------------------------  ------------------------------------------
   Cash Management Portfolio
   11/30/94                                                 0.70%++          3.73%++        --%
   11/30/95                                                 0.67             5.32           --
   11/30/96                                                 0.62             4.90           --
   11/30/97                                                 0.63             5.06           --
   11/30/98                                                 0.58             4.97           --
   1/31/99#                                                0.62+             5.02+          --
   7/31/99@                                                 0.55+            4.46+          --
   Corporate Bond Portfolio
   11/30/94                                                 0.94++           5.21++        419
   11/30/95                                                 0.96++           5.93++        412
   11/30/96                                                 0.97             6.11          338
   11/30/97                                                 0.91             6.99           49
   11/30/98                                                 0.77             6.61           15
   1/31/99#                                                0.80+             6.16+           4
   7/31/99@                                                 0.71+            6.82+          15
   Global Bond Portfolio
   11/30/94                                                 1.06             5.29          347
   11/30/95                                                 0.95             5.89          339
   11/30/96                                                 0.89             5.44          223
   11/30/97                                                 0.90             4.70          360
   11/30/98                                                 0.85             4.27          210
   1/31/99#                                                0.97+             3.65+          30
   7/31/99@                                                 0.84+            3.52+         101
   High-Yield Bond Portfolio
   11/30/94                                                 0.92++          11.07++        225
   11/30/95                                                 0.80            10.80          174
   11/30/96                                                 0.77             9.41          107
   11/30/97                                                 0.75             9.26          243
   11/30/98                                                 0.69             9.75          128
   1/31/99#                                                0.72+             9.71+          17
   7/31/99@                                                 0.67+           10.00+          57
   Worldwide High Income Portfolio
   10/28/94-
   11/30/94                                              1.60+++             4.48+++         2
   11/30/95                                                 1.30            10.46          176
   11/30/96                                                 1.18            10.45          177
   11/30/97                                                 1.10             7.58          146
   11/30/98                                                 1.08             8.90          158
   1/31/99#                                                 1.11++           9.57++         12
   7/31/99@                                                 1.11++          10.08++         63

---------------

      *  Calculated based upon average shares outstanding

     **  After fee waivers and expense reimbursements by the investment adviser

    *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.

     #  The Portfolio changed its fiscal year ended from November 30 to January
    31.

      +  Annualized

     +  Net of custody credits of 0.01%

     @  Unaudited
      ++ During the below stated periods, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the portfolios. If all fees and expenses had been incurred by the portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

                                                       EXPENSES
                                 -----------------------------------------------------
                                 11/94   11/95   11/96   11/97   11/98   1/99+   7/99+
                                 -----------------------------------------------------
   Cash Management.............  0.78%   0.67%   0.62%   0.63%   0.58%   0.62%   0.55%
   Corporate Bond..............  1.09    0.97    0.97    0.91    0.77    0.80    0.71
   Global Bond.................  1.06    0.95    0.89    0.90    0.85    0.97    0.84
   High-Yield Bond.............  0.93    0.80    0.77    0.75    0.69    0.72    0.67
   Worldwide High Income.......  2.26    1.30    1.18    1.10    1.08    1.11    1.11

                                             NET INVESTMENT INCOME (LOSS)
                                 -----------------------------------------------------
                                 11/94   11/95   11/96   11/97   11/98   1/99+   7/99+
                                 -----------------------------------------------------
   Cash Management.............   3.65%   5.32%   4.90%  5.06%   4.97%   5.02%    4.46%
   Corporate Bond..............   5.06    5.92    6.11   6.99    6.61    6.16     6.82
   Global Bond.................   5.29    5.89    5.44   4.70    4.27    3.65     3.52
   High-Yield Bond.............  11.06   10.80    9.41   9.26    9.75    9.71    10.00
   Worldwide High Income.......   3.82   10.46   10.45   7.58    8.90    9.57    10.08

    See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    FINANCIAL HIGHLIGHTS* (continued)

    SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

    ----------------------------------------------------------------------------

                                                       NET        NET                         TOTAL
                                                      ASSET     INVEST-     NET REALIZED       FROM
                                                      VALUE       MENT      & UNREALIZED     INVEST-
                      PERIOD                        BEGINNING    INCOME    GAIN (LOSS) ON      MENT
                       ENDED                        OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS
   ---------------------------------------------------------------------------------------------------
   SunAmerica Balanced Portfolio

   6/3/96-
   11/30/96                                          $10.00      $0.10         $ 1.03         $ 1.13
   11/30/97                                           11.13       0.23           2.15           2.38
   11/30/98                                           13.45       0.30           2.33           2.63
   1/31/99#                                           15.61       0.05           1.58           1.63
   7/31/99@                                           17.24       0.17           0.09           0.26

   MFS Total Return Portfolio

   10/28/94-
   11/30/94                                           10.00       0.04          (0.08)         (0.04)
   11/30/95                                            9.96       0.34           2.23           2.57
   11/30/96                                           12.48       0.34           1.31           1.65
   11/30/97                                           13.63       0.37           1.39           1.76
   11/30/98                                           14.75       0.36           1.56           1.92
   1/31/99#                                           14.96       0.06           0.82           0.88
   7/31/99@                                           15.84       0.25           0.38           0.63

   Asset Allocation Portfolio

   11/30/94                                           10.36       0.29          (0.25)          0.04
   11/30/95                                           10.32       0.42           2.24           2.66
   11/30/96                                           12.74       0.48           2.00           2.48
   11/30/97                                           14.52       0.44           2.55           2.99
   11/30/98                                           16.21       0.48           0.08           0.56
   1/31/99#                                           14.81       0.07           0.15           0.22
   7/31/99@                                           15.03       0.21           0.24           0.45

   Utility Portfolio
   6/3/96-
   11/30/96                                           10.00       0.24           0.51           0.75
   11/30/97                                           10.75       0.36           1.91           2.27
   11/30/98                                           12.91       0.42           1.62           2.04
   1/31/99#                                           14.46       0.08           0.03           0.11
   7/31/99@                                           14.57       0.26           0.58           0.84

   Equity Income Portfolio

   12/14/98-
    1/31/99                                           10.00       0.03           0.54           0.57
   7/31/99@                                           10.54       0.12           0.35           0.47

                                                    DIVIDENDS       DIVIDENDS     NET                   NET
                                                  DECLARED FROM     FROM NET     ASSET                 ASSETS
                                                       NET          REALIZED     VALUE                 END OF
                      PERIOD                        INVESTMENT       GAIN ON     END OF     TOTAL      PERIOD
                       ENDED                          INCOME       INVESTMENTS   PERIOD   RETURN***   (000'S)
   ---------------------------------------------  ------------------------------------------------------------
   SunAmerica Balanced Portfolio
   6/3/96-
   11/30/96                                       $          --      $   --      $11.13     11.30%    $ 10,224
   11/30/97                                               (0.04)      (0.02)      13.45     21.48       44,621
   11/30/98                                               (0.11)      (0.36)      15.61     19.81      149,242
   1/31/99#                                                  --          --       17.24     10.44      194,878
   7/31/99@                                                  --          --       17.50      1.51      323,526
   MFS Total Return Portfolio
   10/28/94-
   11/30/94                                                  --          --        9.96     (0.40)       1,516
   11/30/95                                               (0.05)         --       12.48     25.89       32,429
   11/30/96                                               (0.19)      (0.31)      13.63     13.75       70,021
   11/30/97                                               (0.23)      (0.41)      14.75     13.52       95,721
   11/30/98                                               (0.31)      (1.40)      14.96     13.54      131,440
   1/31/99#                                                  --          --       15.84      5.88      145,332
   7/31/99@                                                  --          --       16.47      3.98      187,328
   Asset Allocation Portfolio
   11/30/94                                               (0.05)      (0.03)      10.32      0.30      106,856
   11/30/95                                               (0.20)      (0.04)      12.74     26.10      199,836
   11/30/96                                               (0.31)      (0.39)      14.52     20.27      316,388
   11/30/97                                               (0.40)      (0.90)      16.21     21.97      526,585
   11/30/98                                               (0.35)      (1.61)      14.81      2.85      713,045
   1/31/99#                                                  --          --       15.03      1.49      724,516
   7/31/99@                                                  --          --       15.48      2.99      712,340
   Utility Portfolio
   6/3/96-
   11/30/96                                                  --          --       10.75      7.50        6,299
   11/30/97                                               (0.09)      (0.02)      12.91     21.26       24,366
   11/30/98                                               (0.16)      (0.33)      14.46     15.98       68,049
   1/31/99#                                                  --          --       14.57      0.76       77,323
   7/31/99@                                                  --          --       15.41      5.77      105,591
   Equity Income Portfolio
   12/14/98-
    1/31/99                                               (0.03)         --       10.54      5.70        5,287
   7/31/99@                                                  --          --       11.01      4.46        5,835

                                                                RATIO OF NET
                                                   RATIO OF      INVESTMENT
                                                  EXPENSES TO    INCOME TO
                      PERIOD                      AVERAGE NET   AVERAGE NET    PORTFOLIO
                       ENDED                        ASSETS         ASSETS      TURNOVER
   ---------------------------------------------  --------------------------------------
   SunAmerica Balanced Portfolio
   6/3/96-
   11/30/96                                          1.00%+++       1.92%+++       40%
   11/30/97                                          1.00           1.82          143
   11/30/98                                          0.78           2.10          111
   1/31/99#                                          0.74++         1.73++         26
   7/31/99@                                          0.68+          2.00+          54
   MFS Total Return Portfolio
   10/28/94-
   11/30/94                                          1.00+++        4.25+++        10
   11/30/95                                          0.98++         3.08++        153
   11/30/96                                          0.84           2.74          194
   11/30/97                                          0.82           2.63          271
   11/30/98                                          0.77           2.43          106
   1/31/99#                                          0.81+          2.40+          86
   7/31/99@                                          0.76+          3.04+          62
   Asset Allocation Portfolio
   11/30/94                                          0.94++         2.71++        152
   11/30/95                                          0.81           3.62          207
   11/30/96                                          0.74           3.66          200
   11/30/97                                          0.68           2.88          176
   11/30/98                                          0.64           3.15          156
   1/31/99#                                         0.66+           2.60+          30
   7/31/99@                                          0.63+          2.68+         114
   Utility Portfolio
   6/3/96-
   11/30/96                                          1.05+++        4.41+++        24
   11/30/97                                          1.05++         3.15++         77
   11/30/98                                          1.01           3.04           72
   1/31/99#                                         0.93+           3.02+          12
   7/31/99@                                          0.85+          3.56+          46
   Equity Income Portfolio
   12/14/98-
    1/31/99                                          0.95+++        1.87+++        14
   7/31/99@                                          0.95+++        2.15+++        10

---------------

      *  Calculated based upon average shares outstanding

     **  After fee waivers and expense reimbursements by the investment adviser

    *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.

      # The Portfolio changed its fiscal year ended from November 30 to January 31.

      +  Annualized

      +  Net of custody credits of 0.01%

      @  Unaudited

     ++ During the below stated periods, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the portfolios. If all fees and expenses had been incurred by the portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

                                                         EXPENSES
                                   -----------------------------------------------------
                                   11/94   11/95   11/96   11/97   11/98   1/99+   7/99+
                                   -----------------------------------------------------
    SunAmerica Balanced.........     --%     --%   1.43%   1.00%   0.78%   0.74%   0.68%
    MFS Total Return............   6.82    1.11    0.84    0.82    0.77    0.81    0.76
    Asset Allocation............   0.94    0.81    0.74    0.68    0.64    0.66    0.63
    Utility.....................     --      --    1.93    1.24    1.01    0.93    0.85
    Equity Income...............     --      --      --      --      --    3.47    1.64

                                              NET INVESTMENT INCOME (LOSS)
                                  -----------------------------------------------------
                                  11/94   11/95   11/96   11/97   11/98   1/99+   7/99+
                                  -----------------------------------------------------
    SunAmerica Balanced.........    --%     --%   1.49%   1.82%   2.10%    1.73%   2.00%
    MFS Total Return............  (1.57)  2.95    2.74    2.63    2.43     2.40    3.04
    Asset Allocation............  2.71    3.62    3.66    2.88    3.15     2.60    2.68
    Utility.....................    --      --    3.53    2.96    3.04     3.02    3.56
    Equity Income...............    --      --      --      --      --    (0.65)   1.46

    See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    FINANCIAL HIGHLIGHTS* (continued)

    SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

    ----------------------------------------------------------------------------

                                        NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET
                                       ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET
                                       VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE
                PERIOD               BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF
                ENDED                OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD
   ---------------------------------------------------------------------------------------------------------------------------
   Equity Index Portfolio
   12/14/98-
   1/31/99                            $10.00      $0.01         $ 1.17         $ 1.18     $      (0.03)     $   --      $11.15
   7/31/99@                            11.15       0.07           0.14           0.21               --          --       11.36
   Growth-Income Portfolio
   11/30/94                            10.61       0.13          (0.36)         (0.23)           (0.04)      (0.01)      10.33
   11/30/95                            10.33       0.17           3.31           3.48            (0.10)         --       13.71
   11/30/96                            13.71       0.18           3.48           3.66            (0.12)      (0.43)      16.82
   11/30/97                            16.82       0.17           4.69           4.86            (0.13)      (0.73)      20.82
   11/30/98                            20.82       0.17           4.33           4.50            (0.13)      (0.96)      24.23
   1/31/99#                            24.23       0.02           3.63           3.65               --          --       27.88
   7/31/99@                            27.88       0.06           1.87           1.93               --          --       29.81
   Federated Value Portfolio
   6/3/96-
   11/30/96                            10.00       0.07           1.01           1.08               --          --       11.08
   11/30/97                            11.08       0.13           2.72           2.85            (0.03)         --       13.90
   11/30/98                            13.90       0.17           2.35           2.52            (0.06)      (0.30)      16.06
   1/31/99#                            16.06       0.02           0.54           0.56               --          --       16.62
   7/31/99@                            16.62       0.11           1.01           1.12               --          --       17.74
   Venture Value Portfolio
   10/28/94-
   11/30/94                            10.00       0.03          (0.25)         (0.22)              --          --        9.78
   11/30/95                             9.78       0.17           3.55           3.72            (0.03)         --       13.47
   11/30/96                            13.47       0.18           3.46           3.64            (0.09)      (0.12)      16.90
   11/30/97                            16.90       0.19           4.73           4.92            (0.09)      (0.26)      21.47
   11/30/98                            21.47       0.20           2.23           2.43            (0.12)      (0.68)      23.10
   1/31/99#                            23.10       0.03           1.25           1.28               --          --       24.38
   7/31/99@                            24.38       0.09           2.09           2.18               --          --       26.56
   "Dogs" of Wall Street Portfolio
   4/1/98-
   11/30/98                            10.00       0.11          (0.30)         (0.19)              --          --        9.81
   1/31/99#                             9.81       0.02          (0.23)         (0.21)              --          --        9.60
   7/31/99@                             9.60       0.10           0.62           0.72               --          --       10.32

                                                   NET                          RATIO OF NET
                                                  ASSETS         RATIO OF        INVESTMENT
                                                  END OF        EXPENSES TO      INCOME TO
                PERIOD                TOTAL       PERIOD        AVERAGE NET     AVERAGE NET     PORTFOLIO
                ENDED                RETURN***    (000'S)         ASSETS           ASSETS       TURNOVER
   -------------------------------------------------------------------------------------------------------
   Equity Index Portfolio
   12/14/98-
   1/31/99                            11.81%    $   11,168        0.55%+++      0.75%+++          --%
   7/31/99@                            1.88         22,442        0.55+++       1.23+++            1
   Growth-Income Portfolio
   11/30/94                           (2.20)        84,899        0.81++        1.26++            59
   11/30/95                           33.89        171,281        0.77          1.42              59
   11/30/96                           27.41        325,463        0.72          1.21              82
   11/30/97                           30.11        622,062        0.65          0.89              44
   11/30/98                           21.91      1,019,590        0.60          0.78              53
   1/31/99#                           15.06      1,206,113        0.60+         0.55+             16
   7/31/99@                            6.92      1,461,002        0.56+         0.44+             20
   Federated Value Portfolio
   6/3/96-
   11/30/96                           10.80         12,460        1.05+++       1.26+++           30
   11/30/97                           25.75         59,024        1.03          1.03              46
   11/30/98                           18.22        145,900        0.83          1.13              51
   1/31/99#                            3.49        159,176        0.86+         0.75+              4
   7/31/99@                            6.74        197,976        0.78+         1.25+             17
   Venture Value Portfolio
   10/28/94-
   11/30/94                           (2.20)         4,449        1.10+++       3.93+++           --
   11/30/95                           38.17        154,908        1.00++        1.43++            18
   11/30/96                           27.44        516,413        0.85          1.21              22
   11/30/97                           29.62      1,140,053        0.79          0.98              22
   11/30/98                           11.36      1,725,411        0.75          0.89              25
   1/31/99#                            5.54      1,840,354        0.77+         0.86+              5
   7/31/99@                            8.94      2,125,930        0.74+         0.66+             10
   "Dogs" of Wall Street Portfolio
   4/1/98-
   11/30/98                           (1.90)        65,283        0.85+++       2.04+++           --
   1/31/99#                           (2.14)        78,062        0.85+         0.93+             58
   7/31/99@                            7.50        112,302        0.67+         1.97+              1

---------------

      *  Calculated based upon average shares outstanding

     **  After fee waivers and expense reimbursements by the investment adviser

    *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.

      # The Portfolio changed its fiscal year ended from November 30 to January 31.

      +  Annualized

      @  Unaudited

     ++ During the below stated periods, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the portfolios. If all fees and expenses had been incurred by the portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

                                                       EXPENSES
                                 -----------------------------------------------------
                                 11/94   11/95   11/96   11/97   11/98   1/99+   7/99+
                                 -----------------------------------------------------
    Equity Index ..............    --%     --%     --%     --%     --%   1.80%   0.99%
    Growth-Income..............  0.89    0.77    0.72    0.65    0.60    0.60    0.56
    Federated Value............    --      --    1.57    1.03    0.83    0.86    0.78
    Venture Value..............  3.89    1.02    0.85    0.79    0.75    0.77    0.74
    "Dogs" of Wall Street......    --      --      --      --    0.92    0.85    0.67

                                             NET INVESTMENT INCOME (LOSS)
                                 -----------------------------------------------------
                                 11/94   11/95   11/96   11/97   11/98   1/99+   7/99+
                                 -----------------------------------------------------
    Equity Index ..............    --%     --%     --%     --%     --%   0.50%   0.79%
    Growth-Income..............  1.18    1.42    1.21    0.89    0.78    0.55    0.44
    Federated Value............    --      --    0.74    1.03    1.13    0.75    1.25
    Venture Value..............  1.14    1.41    1.21    0.98    0.89    0.86    0.66
    "Dogs" of Wall Street......    --      --      --      --    1.97    0.93    1.97

    See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    FINANCIAL HIGHLIGHTS* (continued)

    SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

    ----------------------------------------------------------------------------

                                        NET         NET                          TOTAL        DIVIDENDS      DIVIDENDS     NET
                                       ASSET      INVEST-      NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET
                                       VALUE        MENT       & UNREALIZED     INVEST-          NET         REALIZED     VALUE
                        PERIOD       BEGINNING     INCOME     GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF
                        ENDED        OF PERIOD    (LOSS)**     INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD
   ------------------------------------------------------------------------------------------------------------------------------
   Alliance Growth Portfolio
   11/30/94                           $10.92       $ 0.04         $(0.14)        $(0.10)    $      (0.01)     $(0.17)     $10.64
   11/30/95                            10.64         0.07           5.08           5.15            (0.03)      (0.13)      15.63
   11/30/96                            15.63         0.08           4.07           4.15            (0.04)      (1.01)      18.73
   11/30/97                            18.73         0.16           4.76           4.92            (0.05)      (1.04)      22.56
   11/30/98                            22.56         0.07           7.77           7.84            (0.06)      (2.30)      28.04
   1/31/99#                            28.04         0.00           7.22           7.22               --          --       35.26
   7/31/99@                            35.26        (0.01)          0.13           0.12               --          --       35.38
   MFS Growth and Income Portfolio
   11/30/94                            10.78         0.16          (0.87)         (0.71)           (0.06)         --       10.01
   11/30/95                            10.01         0.12           3.14           3.26            (0.13)         --       13.14
   11/30/96                            13.14         0.11           2.16           2.27            (0.11)      (0.91)      14.39
   11/30/97                            14.39         0.11           2.48           2.59            (0.10)      (1.26)      15.62
   11/30/98                            15.62         0.02           2.61           2.63            (0.12)      (2.76)      15.37
   1/31/99#                            15.37         0.01           1.60           1.61               --          --       16.98
   7/31/99@                            16.98         0.06           0.38           0.44               --          --       17.42
   Putnam Growth Portfolio
   11/30/94                            10.04         0.03          (0.01)          0.02            (0.01)         --       10.05
   11/30/95                            10.05        (0.01)          3.09           3.08            (0.03)         --       13.10
   11/30/96                            13.10           --           2.61           2.61               --          --       15.71
   11/30/97                            15.71         0.03           3.93           3.96               --       (0.52)      19.15
   11/30/98                            19.15         0.01           4.15           4.16            (0.02)      (3.08)      20.21
   1/31/99#                            20.21        (0.01)          3.33           3.32               --          --       23.53
   7/31/99@                            23.53        (0.01)          0.41           0.40               --          --       23.93
   Real Estate Portfolio
   6/2/97-
   11/30/97                            10.00         0.16           1.37           1.53               --          --       11.53
   11/30/98                            11.53         0.45          (1.93)         (1.48)           (0.16)      (0.01)       9.88
   1/31/99#                             9.88         0.09          (0.36)         (0.27)              --          --        9.61
   7/31/99@                             9.61         0.22           0.05           0.27               --          --        9.88
   Small Company Value Portfolio
   12/14/98-
   1/31/99                             10.00           --           0.05           0.05            (0.02)         --       10.03
   7/31/99@                            10.03        (0.02)          0.57           0.55               --          --       10.58

                                                        NET                      RATIO OF NET
                                                       ASSETS       RATIO OF      INVESTMENT
                                                       END OF      EXPENSES TO    INCOME TO
    PERIOD                                 TOTAL       PERIOD      AVERAGE NET   AVERAGE NET  PORTFOLIO
    ENDED                                 RETURN***   (000'S)        ASSETS         ASSETS    TURNOVER
-------------------------------------------------------------------------------------------------------
   Alliance Growth Portfolio
   11/30/94                               (0.93)%   $   53,213       0.82%++       0.37%++       146%
   11/30/95                               48.91        167,870       0.79          0.51          138
   11/30/96                               28.05        381,367       0.71          0.51          121
   11/30/97                               27.80        704,533       0.65          0.37          110
   11/30/98                               35.92      1,396,140       0.58          0.27           90
   1/31/99#                               25.75      1,864,924       0.63+        (0.01)+         11
   7/31/99@                                0.34      2,183,978       0.63+        (0.07)+         38
   MFS Growth and Income Portfolio
   11/30/94                               (6.64)       104,194       0.81++        1.52++        211
   11/30/95                               32.92        149,910       0.76          1.01          229
   11/30/96                               18.40        186,368       0.74          0.82          164
   11/30/97                               19.78        218,496       0.73          0.77          217
   11/30/98                               17.82        238,298       0.70          0.17          105
   1/31/99#                               10.47        266,069       0.75+         0.38+          76
   7/31/99@                                2.59        307,170       0.76+         0.66+          25
   Putnam Growth Portfolio
   11/30/94                                0.19         75,342       0.96++        0.31++         54
   11/30/95                               30.66        115,276       0.93         (0.05)          52
   11/30/96                               19.92        160,073       0.90         (0.02)          63
   11/30/97                               26.01        234,726       0.91          0.18          125
   11/30/98                               22.56        398,863       0.86          0.09           75
   1/31/99#                               16.43        494,813       0.86+        (0.19)+         10
   7/31/99@                                1.70        603,413       0.80+        (0.50)+         40
   Real Estate Portfolio
   6/2/97-
   11/30/97                               15.30         29,565       1.25+++       3.25+++         7
   11/30/98                              (13.04)        59,102       0.95          4.21           26
   1/31/99#                               (2.73)        58,504       1.01+         5.63+           6
   7/31/99@                                2.81         61,233       0.95+         4.42+          31
   Small Company Value Portfolio
   12/14/98-
   1/31/99                                 0.49          5,024       1.40+++       0.12+++         6
   7/31/99@                                5.48          5,280       1.40+++      (0.46)+++       26

---------------

      *  Calculated based upon average shares outstanding

     **  After fee waivers and expense reimbursements by the investment adviser

    *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.

      # The Portfolio changed its fiscal year ended from November 30 to January 31.

      +  Annualized

      @  Unaudited

     ++ During the below stated periods, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the portfolios. If all fees and expenses had been incurred by the portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

                                                        EXPENSES
                                  -----------------------------------------------------
                                  11/94   11/95   11/96   11/97   11/98   1/99+   7/99+
                                  -----------------------------------------------------
    Alliance Growth............   0.96%   0.79%   0.71%   0.65%   0.58%   0.63%   0.63%
    MFS Growth and Income......   0.87    0.76    0.74    0.73    0.70    0.75    0.76
    Putnam Growth..............   1.05    0.93    0.90    0.91    0.86    0.86    0.80
    Real Estate................     --      --      --    1.36    0.95    1.01    0.95
    Small Company Value........     --      --      --      --      --    3.87    2.25

                                             NET INVESTMENT INCOME (LOSS)
                                 -----------------------------------------------------
                                 11/94   11/95   11/96   11/97   11/98   1/99+   7/99+
                                 -----------------------------------------------------
    Alliance Growth............  0.23%   0.51%   0.51%   0.37%   0.27%   (0.01)% (0.07)%
    MFS Growth and Income......  1.46    1.01    0.82    0.77    0.17     0.38    0.66
    Putnam Growth..............  0.22    (0.05)  (0.02)  0.18    0.09    (0.19)  (0.50)
    Real Estate................    --      --      --    3.14    4.21     5.63    4.42
    Small Company Value........    --      --      --      --      --    (2.35)  (1.31)

    See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    FINANCIAL HIGHLIGHTS* (continued)

    SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

    ----------------------------------------------------------------------------

                                       NET         NET                          TOTAL        DIVIDENDS      DIVIDENDS     NET
                                      ASSET      INVEST-      NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET
                                      VALUE        MENT       & UNREALIZED     INVEST-          NET         REALIZED     VALUE
   PERIOD                           BEGINNING     INCOME     GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF
   ENDED                            OF PERIOD    (LOSS)**     INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD
   ------------------------------------------------------------------------------------------------------------------------------
   MFS Mid-Cap Growth Portfolio
   4/1/99-
   7/31/99@                           $10.00       $(0.01)        $ 1.10         $ 1.09     $         --      $   --      $11.09
   Aggressive Growth Portfolio
   6/3/96-
   11/30/96                            10.00         0.02           0.34           0.36               --          --       10.36
   11/30/97                            10.36         0.01           1.40           1.41            (0.01)         --       11.76
   11/30/98                            11.76         0.04           0.52           0.56               --          --       12.32
   1/31/99#                            12.32           --           3.20           3.20               --          --       15.52
   7/31/99@                            15.52         0.01           0.66           0.67               --          --       16.19
   International Growth and
     Income Portfolio
   6/2/97-
   11/30/97                            10.00         0.03           0.38           0.41               --          --       10.41
   11/30/98                            10.41         0.13           0.86           0.99            (0.03)      (0.06)      11.31
   1/31/99#                            11.31           --           0.40           0.40            (0.02)      (0.19)      11.50
   7/31/99@                            11.50         0.11           1.84           1.95               --          --       13.45
   Global Equities Portfolio
   11/30/94                            10.99         0.05           0.71           0.76            (0.01)      (0.07)      11.67
   11/30/95                            11.67         0.12           1.64           1.76            (0.08)      (0.29)      13.06
   11/30/96                            13.06         0.14           2.19           2.33            (0.14)      (0.33)      14.92
   11/30/97                            14.92         0.09           1.79           1.88            (0.13)      (0.69)      15.98
   11/30/98                            15.98         0.07           2.40           2.47            (0.19)      (1.36)      16.90
   1/31/99#                            16.90         0.00           1.71           1.71               --          --       18.61
   7/31/99@                            18.61         0.08           0.70           0.78               --          --       19.39
   International Diversified
     Equities Portfolio
   10/28/94-
   11/30/94                            10.00         0.01          (0.23)         (0.22)              --          --        9.78
   11/30/95                             9.78         0.07           0.38           0.45            (0.08)         --       10.15
   11/30/96                            10.15         0.05           1.43           1.48            (0.26)         --       11.37
   11/30/97                            11.37         0.09           0.28           0.37            (0.31)      (0.10)      11.33
   11/30/98                            11.33         0.15           1.93           2.08            (0.40)      (0.15)      12.86
   1/31/99#                            12.86        (0.01)          0.22           0.21               --          --       13.07
   7/31/99@                            13.07         0.12           0.57           0.69               --          --       13.76
   Emerging Markets Portfolio
   6/2/97-
   11/30/97                            10.00         0.06          (2.03)         (1.97)              --          --        8.03
   11/30/98                             8.03         0.04          (1.78)         (1.74)           (0.07)         --        6.22
   1/31/99#                             6.22         0.01             --           0.01            (0.01)         --        6.22
   7/31/99@                             6.22         0.02           2.10           2.12               --          --        8.34

                                                      NET          RATIO OF     RATIO OF
                                                     ASSETS        EXPENSES   NET INVESTMENT
                                                     END OF       TO AVERAGE    INCOME TO
    PERIOD                                TOTAL      PERIOD           NET      AVERAGE NET   PORTFOLIO
    ENDED                              RETURN***    (000'S)         ASSETS       ASSETS      TURNOVER
-----------------------------------------------------------------------------------------------------
   MFS Mid-Cap Growth Portfolio
   4/1/99-
   7/31/99@                                10.90%    $  8,873        1.15%++++   (0.26)%++++    71%
   Aggressive Growth Portfolio
   6/3/96-
   11/30/96                                 3.60       35,124        1.05+++      0.46+++       47
   11/30/97                                13.62      103,603        0.90        (0.13)        221
   11/30/98                                 4.76      133,183        0.83         0.32         268
   1/31/99#                                25.97      182,313        0.82+        0.13+         29
   7/31/99@                                 4.32      207,851        0.77+        0.17+         70
   International Growth and
     Income Portfolio
   6/2/97-
   11/30/97                                 4.10       42,844        1.60+++      0.61+++       19
   11/30/98                                 9.58      128,344        1.46         1.12          51
   1/31/99#                                 3.56      142,497        1.46+       (0.10)         10
   7/31/99@                                16.96      207,229        1.19++       1.80++        41
   Global Equities Portfolio
   11/30/94                                 6.87      136,758        1.28         0.42          67
   11/30/95                                15.58      165,752        1.14         1.02         106
   11/30/96                                18.21      246,482        1.03         1.04          70
   11/30/97                                13.30      341,639        0.95         0.58         115
   11/30/98                                15.34      420,358        0.88         0.46          92
   1/31/99#                                10.12      463,138       0.86+        (0.04)+        12
   7/31/99@                                 4.19      474,612       0.82+         0.82+         38
   International Diversified
     Equities Portfolio
   10/28/94-
   11/30/94                                (2.20)      12,438        1.70+++      1.60+++       --
   11/30/95                                 4.63       48,961        1.70++       0.76++        52
   11/30/96                                14.85      157,008        1.59         0.47          53
   11/30/97                                 3.52      248,927        1.35         0.82          56
   11/30/98                                18.33      354,174        1.26         1.18          40
   1/31/99#                                 1.63      373,785        1.26+       (0.43)+         7
   7/31/99@                                 5.28      379,515        1.20+        1.67+         23
   Emerging Markets Portfolio
   6/2/97-
   11/30/97                               (19.70)      19,979        1.90+++      1.33+++       49
   11/30/98                               (21.86)      31,685        1.90++       0.61++        96
   1/31/99#                                 0.20       32,708        1.90+++      0.60+++       22
   7/31/99@                                34.08       59,438        1.90+++      0.50+++       71

---------------

      *  Calculated based upon average shares outstanding

     **  After fee waivers and expense reimbursements by the investment adviser

    *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.

    # The Portfolio changed its fiscal year ended from November 30 to January 31.

    +    Annualized

    + Net of custody credits of 0.10% and 0.01% on the MFS Mid-Cap Growth and International Growth and Income Portfolios, respectively.

    @    Unaudited

    ++ During the below stated periods, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the portfolios. If all fees and expenses had been incurred by the portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

                                                                   EXPENSES
                                             -----------------------------------------------------
                                             11/94   11/95   11/96   11/97   11/98   1/99+   7/99+
                                             -----------------------------------------------------
    MFS Mid-Cap Growth.....................    --%     --%     --%     --%     --%     --%   2.22%
    Aggressive Growth......................    --      --    1.09    0.90    0.83    0.82    0.77
    International Growth and Income........    --      --      --    2.02    1.46    1.46    1.19
    Global Equities........................  1.28    1.14    1.03    0.95    0.88    0.86    0.82
    International Diversified Equities.....  3.50    2.09    1.59    1.35    1.26    1.26    1.20
    Emerging Markets.......................    --      --      --    2.60    2.01    2.29    1.91

                                                         NET INVESTMENT INCOME (LOSS)
                                             -----------------------------------------------------
                                             11/94   11/95   11/96   11/97   11/98   1/99+   7/99+
                                             -----------------------------------------------------
    MFS Mid-Cap Growth.....................    --%     --%     --%     --%     --%     --%   (1.33)%
    Aggressive Growth......................    --      --    0.42    (0.13)  0.32    0.13     0.17
    International Growth and Income........    --      --      --    0.19    1.12    (0.10)   1.80
    Global Equities........................  0.42    1.02    1.04    0.58    0.46    (0.04)   0.82
    International Diversified Equities.....  (0.20)  0.37    0.47    0.82    1.18    (0.43)   1.67
    Emerging Markets.......................    --      --      --    0.63    0.50    0.21     0.49

    See Notes to Financial Statements

---------------------

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